                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-7450

                             CITISTREET FUNDS, INC.
               (Exact name of registrant as specified in charter)

                    400 Atrium Drive, Somerset, NJ 08873-4172
               (Address of principal executive offices) (Zip code)

                            Alan C. Leland, President
                             CitiStreet Funds, Inc.
                                400 Atrium Drive
                         Somerset, New Jersey 08873-4172
                     (Name and address of agent for service)

                                    Copy To:
                              Christopher E. Palmer
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 732-514-2000

                      Date of fiscal year end: December 31

       Date of reporting period: January 1, 2005 through December 31, 2005

                                      [THE
                                 CITISTREET(SM)
                                  FUNDS LOGO]

                                [GLOBE GRAPHIC]

ANNUAL REPORT DECEMBER 31, 2005

CITISTREET INTERNATIONAL STOCK FUND
CITISTREET SMALL COMPANY STOCK FUND
CITISTREET LARGE COMPANY STOCK FUND
CITISTREET DIVERSIFIED BOND FUND

Letter from the Chairman

To Our Investors:

     We are pleased to provide you with the December 31, 2005 Annual Report for the CitiStreet Funds, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product or Qualified Plan.

     Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

     We look forward to serving your future investment needs.

                                 Sincerely,

                                 /s/ HUGH MCHAFFIE
                 ---------------------------------------------------------------
                                 Hugh McHaffie
                                 Chairman,
                                 CitiStreet Funds, Inc.

                      CITISTREET INTERNATIONAL STOCK FUND

        The CitiStreet International Stock Fund (I Shares) returned 14.68% for the year ended December 31, 2005. The MSCI EAFE Index returned 14.02% for the same period.

        The following commentary was provided by ALLIANCE CAPITAL MANAGEMENT L.P. ("ALLIANCE"), subadviser to the CitiStreet International Stock Fund. Alliance managed 34% of the Fund as of December 31, 2005. Alliance uses a "value" approach in the management of its portion of the Fund. Alliance began managing assets of the Fund in March 2005.

        International equity markets continued to rally in 2005. The MSCI EAFE Index returned 13.5% in US dollars, including a fourth-quarter increase of 4.1%. Emerging markets delivered the highest returns, followed by Japan and Europe. The S&P 500 lagged as the valuations of Europe, Japan and the emerging markets played "catch-up" with the US last year. Returns in local currencies were generally higher, reflecting the unexpected appreciation of the US dollar. The dollar staged a modest broad-based rally despite widespread fears that the growing size of the US current account deficit would undermine the currency. Industrial commodities stocks led the international market last year, as prices surged on booming world demand and constrained supplies following years of underinvestment in new capacity; telecom and media companies lagged.

        The Fund's stock selection within the construction & housing and energy sectors added value, while portfolio investments within the capital equipment sector detracted from relative performance. Key contributors to relative performance included Japanese financial companies ORIX and Sumitomo Mitsui as both companies strengthened during the time period on a strengthening domestic economy. Additionally, shares of ORIX rose after the company more than doubled its earnings for the first half of the year and raised its full year forecast. With regard to Sumitomo Mitsui, recent land surveys in Japan indicated that urban land prices have finally stabilized, which will help the company's loan portfolio. Portfolio holdings in Japanese industrial commodities companies Sumitomo Metal and Kobe Steel also helped performance during the time period. Sumitomo Metal rose after the company announced an upwards revision to earnings for the year despite recent spot steel price declines. As for Kobe Steel, the company benefited from the aforementioned economic recovery in Japan.

        Chief detractors included Renault, Sanofi-Aventis, and Thomson SA. The French carmaker Renault saw an 11.5% drop in European car sales in October and a 4.1% decline over the year. The company announced it expected its 2005 EBIT margin to be closer to 3% than the 4% management had previously predicted. As for Sanofi-Aventis, the healthcare company declined on news that its allergy drug, Allegra, is under threat from generic versions. We still find the shares attractive, however, given Sanofi's strong drug pipeline, with management highlighting 10-12 drugs to report new trial data by the first quarter of 2006. Finally, Thomson SA declined after the company's third quarter revenue was down surrounding bad news about its traditional TV tube business.

        The following commentary was provided by OECHSLE INTERNATIONAL ADVISORS LLC ("OECHSLE"), subadviser to the CitiStreet International Stock Fund. Oeschsle managed 33% of the Fund as of December 31, 2005. Oeschsle uses a "growth" approach in the management of its portion of the Fund. Oeschsle began managing assets of the Fund in March 2005.

        In another strong year for non-U.S. equity markets, up 30% in local terms (and 15% in USD terms as the dollar sharply appreciated against the yen, the pound and the euro). The market environment for much of the year was a dynamic one in terms of economic and political news flow. Markets were broadly led by the energy, industrial and materials sectors and driven in the first half of the year by strength in Europe and during the second half of the year by sharp gains among Japanese equities. Having given up ground to the benchmark earlier in the year, a very strong fourth quarter driven by sharp outperformance among our Japanese and European stocks propelled the portfolio ahead for the period since Oeschsle became a subadviser.

        Reflecting back on 2005, the key factors behind the strong results were our country allocation and our corresponding stock mix. Going into the year the portfolio sported a sharp underweight to the U.K. market predicated on our cautious outlook for its economy and a less favorable view of many of the big financials and telecoms that account for significant market cap. While we invested in this market, emphasis has been less on the domestically oriented stocks and more on multi-nationals like GlaxoSmithKline, Royal Dutch Shell, Imperial Chemical Industries and Rio Tinto. These views have yielded positive results as both the broad U.K. market as well as many of the banks have trailed the broader market. At the same time, we identified attractive underlying fundamentals and valuation support for many stocks in Japan. As our conviction in a turnaround in the Japanese economy increased, our exposure to the more domestically oriented stocks increased as well. While this orientation worked against us for the first eight months of the year as Japanese equities sharply lagged their European counterparts, this positioning served us very well in the recent five-month rally in Japan. Our emphasis during this time on Japanese financials and consumer cyclicals was particularly noteworthy as these sectors were among the strongest participants in the recovery rally. Further, in Continental Europe, our preference for several German stocks also added to performance over the year.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the CitiStreet International Stock Fund. SSgA managed 33% of the Fund as of December 31, 2005. SSgA uses a "core" approach in the management of its portion of the Fund.

        For the full year (FY) 2005, the MSCI EAFE(R) benchmark ("EAFE") benchmark returned 13.5%, or 8.6% higher than the Standard & Poor's 500(R) Index ("SPX"). EAFE market returns in 4Q'05 and FY2005 may have generally been higher if not for a rising US dollar that tempered many local market gains. Specifically, the US dollar rallied throughout the fourth quarter, achieving an 11.9% gain against the Japanese yen and solid appreciation in most EAFE regions. For the full year, the dollar achieved double digit gains against the euro, British pound, Japanese yen and Swiss franc, to name a few.

        Taking little note of the yield-curve worries that muted US market sentiment during December, international equities enjoyed colorful year-end rallies to finish 2005 in impressive fashion. With improving economic data in Europe, and growing confidence that Japanese recovery would prove sustainable, many non-US exchanges saw equities end 2005 near their best levels in years, and some even closed at all-time highs. SSgA will continue to follow a core investment approach focusing on consistent excess complemented by stringent and efficient risk control.

        Full year 2005 performance in the Fund was mainly driven by favorable stock selection, with an assist from sector allocation. In total, the core strategy delivered positive active returns in eight of ten sector categories. Specifically, industrial stocks outperformed the benchmark, led by Japanese firms Komatsu and Kawasaki Heavy Industries Ltd, which contributed to performance for the year. Consumer discretionary shares also delivered a strong showing in 2005, contributing to return. Key holdings in this group included overweights in Gestevision Telecinco S.A., Mazda Motor Corp. and Christian Dior S.A. Notably, these three names were not part of the MSCI EAFE benchmark in 2005, but were selected by SSgA's active quantitative screening process. The most significant drag on 2005 performance was an underweight in information technology shares. On an individual security basis, the names yielding a notable impact were overweights in Spirent PLC and L.M. Ericsson Telephone Co., but still lagged overall portfolio returns in FY2005. The EAFE benchmark returned 13.5% in FY2005, versus 20.3% in 2004. Japan, which comprises 22.5% of the index, returned 25.5% in 2005, with notable contributions from Toyota Motor Corp. (+27.5%), Mitsubishi UFJ Financial Group (+39.7%) and Mizuho Financial Group (+60.4%). MSCI Europe(SM) returned 9.4% for the full year, with 15 of 17 countries posting positive returns for the 12 month period. The best performing European countries in 2005 were Austria, Denmark and Norway, which posted gains of 24.6%, 24.5% and 24.3%, respectively.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET INTERNATIONAL STOCK FUND (I SHARES)
                              AND MSCI EAFE INDEX
(GRAPH)

                                                                  INTERNATIONAL STOCK FUND                  MSCI EAFE
                                                                  ------------------------                  ---------
5/93                                                                     10000.00                            10000.00
                                                                          9899.00                             9846.00
                                                                          9838.62                            10192.60
                                                                         10322.70                            10745.00
                                                                         10292.70                            10505.40
                                                                         10957.70                            10831.10
                                                                         10655.20                             9886.60
12/93                                                                    12076.60                            10602.40
                                                                         12449.80                            11501.50
                                                                         11965.50                            11471.60
                                                                         11309.80                            10979.40
                                                                         11572.20                            11448.30
                                                                         11512.00                            11385.30
                                                                         11200.00                            11549.20
                                                                         11240.30                            11662.40
                                                                         11290.90                            11941.20
                                                                         11683.90                            11567.40
                                                                         11936.20                            11954.90
                                                                         11421.80                            11383.50
12/94                                                                    11234.50                            11457.50
                                                                         10789.60                            11019.80
                                                                         11014.00                            10991.10
                                                                         11363.10                            11680.30
                                                                         11794.90                            12123.00
                                                                         12233.70                            11981.10
                                                                         12254.50                            11773.80
                                                                         13026.50                            12509.70
                                                                         12844.20                            12035.60
                                                                         13206.40                            12273.90
                                                                         12861.70                            11947.40
                                                                         13104.80                            12283.10
12/95                                                                    13368.20                            12780.60
                                                                         13808.00                            12835.60
                                                                         13930.90                            12881.80
                                                                         14128.70                            13158.70
                                                                         14456.50                            13544.30
                                                                         14484.00                            13297.80
                                                                         14460.80                            13376.20
                                                                         13878.00                            12988.30
                                                                         14506.70                            13019.50
                                                                         14837.40                            13368.40
                                                                         15006.60                            13234.70
                                                                         15959.50                            13764.10
12/96                                                                    16289.90                            13590.70
                                                                         16224.70                            13117.70
                                                                         16448.60                            13335.50
                                                                         16399.30                            13387.50
                                                                         16438.60                            13461.10
                                                                         17211.20                            14340.10
                                                                         17753.40                            15134.60
                                                                         18403.20                            15382.80
                                                                         16781.80                            14236.80
                                                                         17983.40                            15036.90
                                                                         16550.10                            13885.00
                                                                         16606.40                            13746.20
12/97                                                                    17124.50                            13869.90
                                                                         17499.60                            14507.90
                                                                         18593.30                            15442.20
                                                                         19322.10                            15921.00
                                                                         19432.30                            16049.90
                                                                         19564.40                            15976.10
                                                                         19787.50                            16100.70
                                                                         20068.40                            16268.10
                                                                         17515.70                            14255.80
                                                                         16496.30                            13822.40
                                                                         17748.40                            15266.80
                                                                         19100.80                            16053.10
12/98                                                                    19670.00                            16690.40
                                                                         19876.50                            16645.30
                                                                         19759.30                            16252.50
                                                                         20277.00                            16935.10
                                                                         21254.30                            17624.40
                                                                         20325.50                            16720.20
                                                                         21075.50                            17375.70
                                                                         21501.20                            17896.90
                                                                         21462.50                            17966.70
                                                                         21552.70                            18151.80
                                                                         22399.70                            18836.10
                                                                         23618.20                            19495.40
12/99                                                                    26072.20                            21248.00
                                                                         24549.60                            19900.90
                                                                         25509.50                            20440.20
                                                                         26552.80                            21236.30
                                                                         25267.60                            20122.70
                                                                         25088.20                            19635.30
                                                                         25863.50                            20407.80
                                                                         25103.10                            19556.40
                                                                         25313.90                            19730.00
                                                                         23959.60                            18773.30
                                                                         23485.20                            18333.80
                                                                         22872.30                            17650.40
12/00                                                                    23814.60                            18281.70
                                                                         23898.00                            18272.60
                                                                         22029.20                            16904.00
                                                                         20559.80                            15784.90
                                                                         21811.90                            16891.40
                                                                         20898.00                            16308.70
                                                                         20034.90                            15648.20
                                                                         19423.80                            15365.00
                                                                         18685.70                            14979.00
                                                                         16985.30                            13465.20
                                                                         17574.20                            13809.50
                                                                         18495.30                            14319.50
12/01                                                                    18797.30                            14404.80
                                                                         17634.70                            13640.50
                                                                         17408.30                            13736.80
                                                                         18329.30                            14486.70
                                                                         18208.50                            14591.60
                                                                         18057.60                            14789.60
                                                                         17166.80                            14206.50
                                                                         15505.90                            12805.10
                                                                         15393.70                            12779.10
                                                                         13660.50                            11409.90
                                                                         14637.30                            12023.90
                                                                         15314.90                            12571.10
12/02                                                                    14605.80                            12149.40
                                                                         13802.20                            11643.10
                                                                         13424.00                            11377.00
                                                                         13140.40                            11161.90
                                                                         14479.70                            12268.70
                                                                         15362.00                            13023.50
                                                                         15582.60                            13345.80
                                                                         15834.80                            13671.00
                                                                         16086.90                            14003.40
                                                                         16325.10                            14438.00
                                                                         17135.00                            15338.70
                                                                         17738.50                            15682.00
12/03                                                                    18993.10                            16907.90
                                                                         19342.40                            17148.10
                                                                         19660.00                            17546.80
                                                                         19469.50                            17652.50
                                                                         19136.00                            17268.10
                                                                         19215.40                            17342.90
                                                                         19421.80                            17729.90
                                                                         18802.40                            17157.00
                                                                         18866.00                            17236.60
                                                                         19188.20                            17689.70
                                                                         19784.40                            18293.90
                                                                         20912.10                            19548.70
12/04                                                                    21814.20                            20407.30
                                                                         21363.10                            20034.30
                                                                         22281.50                            20904.60
                                                                         21653.20                            20387.50
                                                                         21169.90                            19931.20
                                                                         21121.60                            19961.70
                                                                         21347.20                            20234.50
                                                                         22023.90                            20856.10
                                                                         22845.60                            21389.10
                                                                         23841.70                            22346.10
                                                                         23139.50                            21695.00
                                                                         23678.50                            22231.50
12/05                                                                    25017.50                            23267.40

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                        MORGAN STANLEY CAPITAL INTERNATIONAL --
                           EUROPE, AUSTRALIA, FAR EAST INDEX

        The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed markets in Europe, Australasia and the Far East. The Index does not have expenses and is not an actual investment.

                      CITISTREET SMALL COMPANY STOCK FUND

        The CitiStreet Small Company Stock Fund (I Shares) returned 7.28% for the year ended December 31, 2005. The Russell 2500 Index returned 8.10% for the same period.

        The following commentary was provided by TCW INVESTMENT MANAGEMENT COMPANY ("TCW"), subadviser to the CitiStreet Small Company Stock Fund. TCW managed 32% of the Fund as of December 31, 2005. TCW uses a "value" approach in the management of its portion of the Fund.

        Small capitalization stocks, as measured by the Russell 2000 Index, underperformed their large cap counterparts in the fourth quarter breaking recent trends. However, small cap stock performance continues to surprise naysayers with 2005 performance greater (or in line if you include dividends) than large cap stocks. Small caps remain well positioned with free cash flow yields at 20 year highs with historically low debt levels. Small cap stocks have historically higher earnings growth rates and commensurately higher returns albeit with more volatility than large cap stocks.

        Holdings within the Health Care, Consumer Discretionary and Consumer Staples sectors were the strongest contributors to performance. Strong performers within the Consumer sectors include Six Flags, Electronics Boutique, which was acquired by GameStop during the year, and Darden Restaurants. Within the Health Care sector, Arena Pharmaceuticals, Thoratec, and Wellchoice were strong performers. Stock selection within the Technology sector was a drag on performance for the year. Underperforming names in the sector include software provider Atari, which has been completely sold, and electronic component manufacturer Solectron, which is still held in the portfolio. Energy, which had been heavily overweighted in the portfolio for the last several years, went to an underweight position relative to the benchmark in the second half of the year as companies met their upside sales targets. Our underweight position detracted value for the period under review. According to Lehman's small cap analyst Jim Furey, Energy accounted for approximately 50% of the Russell 2000's gains in 2005 making outperformance particularly difficult for managers not overweight in the Energy sector.

        The following commentary was provided by BABSON CAPITAL MANAGEMENT LLC ("BABSON"), subadviser to the CitiStreet Small Company Stock Fund. Babson managed 35% of the Fund as of December 31, 2005. Babson uses a "growth" approach in the management of its portion of the Fund. Babson began managing assets of the Fund in March 2005.

        Like the scarecrow who gives directionless advice to Dorothy, the market in 2005 left many investors wandering in search of the right path toward investment success. For the year, large cap investors saw a broad range of returns. The Dow Jones Industrial Average declined nearly one percent, the S&P 500 Index gained 4.9% and the NYSE Composite advanced 7.0%. The range of returns for small cap investors was similar. The NASDAQ Composite rose 1.4%, the Value Line Index rose 2.0% and the Russell 2000 Growth and the Russell 2000 Value Indices, advanced 4.2% and 4.7%, respectively.

        What caused this disparate nature of market returns? In a word, transition. 2005 marked a transition away from a consumer-led recovery toward an economy that is now an extension of positive corporate economic results. Short-term interest rates and energy prices rose throughout the year. At the beginning of 2005, short-term rates stood at 2.25% and oil prices were approximately $47 per barrel. At the close of the year, rates were 4.25% and oil prices were $60 per barrel. Despite this steep upward trajectory, inflation remained relatively dormant. In the housing market, the subject of much consternation during the year, the largest number of sales of existing single family homes, 6.4 million, was recorded in September and the largest year-over-year appreciation in single family homes, 16.9%, was recorded in October. The cost of a 30-year fixed rate mortgage, however, climbed during the year from 6.0% to 6.2%. Real capital spending, meanwhile, accelerated to 11% in year-on-year growth, while real consumer spending slowed from 3.5% to 2.8%. Yet, real GDP remained stable at approximately 3.5%.

        This movement from one broad economic leadership theme to another may make for interesting economic discussions or broad macro investment decisions by some. We, however, continue to pursue and invest in high quality, high return-on-capital businesses, consistent with our established investment process. In 2005, we uncovered 51 new company opportunities across our product set. These companies represent a variety of industries, ranging from a manufacturer of control panels for air traffic control systems to one of the world's leading providers of lab animals to the pharmaceutical/biotech industry. It was the discovery of these strong companies with sustainable competitive advantages that accounted for the returns your investment generated during the year.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the CitiStreet Small Company Stock Fund. SSgA managed 33% of the Fund as of December 31, 2005. SSgA uses an index approach in the management of its portion of the Fund.

        SSgA managed the Fund during 2005 in a replicated style aimed at matching, as closely as possible, the return of the Russell 2500 Index. Therefore, as economic conditions impacted the index, so too did they impact the fund itself in a similar magnitude. Although US investors entered December with high hopes for a solid finish to 2005, the month proved a mild disappointment. The Russell 2500 Index eked out a meager 0.23% that month, but tallied 1.81% in the last three months of the year--bringing its full-year return to an impressive 8.11%. During 2005, energy surged a whopping 54%, while telecommunication services increased 22%. Even the weakest performing sector in the Russell 2500 Index, consumer discretionary, managed to pull off a positive return at a little over 1% for the year. Earlier in the fourth quarter, continued resilience of both corporate profits and economic activity helped US equities recover smartly from their post-hurricane malaise, but after the Federal Open Market Committee concluded its eighth and final meeting of 2005 with a 13th consecutive quarter-point rate hike, hints of yield-curve inversion depressed sentiment as 2005 drew to a close.

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CITISTREET SMALL
              COMPANY STOCK FUND (I SHARES) AND RUSSELL 2500 INDEX
(GRAPH)

                                                                  SMALL COMPANY STOCK FUND                 RUSSELL 2500
                                                                  ------------------------                 ------------
5/93                                                                      10000.00                           10000.00
                                                                           9790.00                           10104.00
                                                                           9499.00                           10169.00
                                                                           9830.00                           10619.00
                                                                          10210.00                           10820.00
                                                                          10812.00                           10950.00
                                                                          10351.00                           10598.00
12/93                                                                     10963.00                           11013.00
                                                                          11023.00                           11361.00
                                                                          11344.00                           11320.00
                                                                          11013.00                           10768.00
                                                                          11293.00                           10832.00
                                                                          10903.00                           10720.00
                                                                          10362.00                           10388.00
                                                                          10282.00                           10670.00
                                                                          11334.00                           11246.00
                                                                          11574.00                           11132.00
                                                                          11996.00                           11150.00
                                                                          11855.00                           10666.00
12/94                                                                     12024.00                           10895.00
                                                                          11783.00                           10874.00
                                                                          12351.00                           11421.00
                                                                          12530.00                           11700.00
                                                                          12752.00                           11909.00
                                                                          13122.00                           12160.00
                                                                          14612.00                           12744.00
                                                                          15666.00                           13495.00
                                                                          15832.00                           13711.00
                                                                          16291.00                           13968.00
                                                                          15626.00                           13531.00
                                                                          16325.00                           14108.00
12/95                                                                     15899.00                           14350.00
                                                                          15201.00                           14451.00
                                                                          16043.00                           14886.00
                                                                          16385.00                           15190.00
                                                                          17623.00                           15892.00
                                                                          18267.00                           16323.00
                                                                          16919.00                           15821.00
                                                                          15409.00                           14663.00
                                                                          16822.00                           15506.00
                                                                          17418.00                           16178.00
                                                                          16108.00                           16071.00
                                                                          15807.00                           16847.00
12/96                                                                     15391.00                           17078.00
                                                                          15273.00                           17549.00
                                                                          14347.00                           17288.00
                                                                          13330.00                           16505.00
                                                                          13206.00                           16714.00
                                                                          14984.00                           18254.00
                                                                          15515.00                           19000.00
                                                                          16082.00                           20114.00
                                                                          16701.00                           20393.00
                                                                          17477.00                           21727.00
                                                                          16628.00                           20752.00
                                                                          16352.00                           20845.00
12/97                                                                     16434.00                           21239.00
                                                                          15985.00                           20914.00
                                                                          17245.00                           22432.00
                                                                          18416.00                           23417.00
                                                                          18484.00                           23506.00
                                                                          17085.00                           22415.00
                                                                          17056.00                           22442.00
                                                                          15166.00                           20901.00
                                                                          11700.00                           16959.00
                                                                          13106.00                           18163.00
                                                                          13968.00                           19156.00
                                                                          14157.00                           20105.00
12/98                                                                     15019.00                           21323.00
                                                                          14762.00                           21287.00
                                                                          13739.00                           19888.00
                                                                          14545.00                           20314.00
                                                                          15943.00                           22132.00
                                                                          16093.00                           22475.00
                                                                          17091.00                           23644.00
                                                                          16737.00                           23180.00
                                                                          16396.00                           22455.00
                                                                          16430.00                           22120.00
                                                                          16302.00                           22604.00
                                                                          17531.00                           23882.00
12/99                                                                     20524.00                           26473.00
                                                                          20825.00                           25864.00
                                                                          23818.00                           29599.00
                                                                          23920.00                           29146.00
                                                                          21540.00                           27578.00
                                                                          20476.00                           26254.00
                                                                          22935.00                           27979.00
                                                                          21772.00                           27265.00
                                                                          24344.00                           29613.00
                                                                          23704.00                           28651.00
                                                                          22992.00                           27866.00
                                                                          20461.00                           25413.00
12/00                                                                     22593.00                           27601.00
                                                                          23237.00                           28510.00
                                                                          21555.00                           26674.00
                                                                          20108.00                           25209.00
                                                                          21998.00                           27435.00
                                                                          22608.00                           28261.00
                                                                          22924.00                           28662.00
                                                                          22282.00                           27636.00
                                                                          21603.00                           26730.00
                                                                          18978.00                           23271.00
                                                                          20277.00                           24474.00
                                                                          21515.00                           26454.00
12/01                                                                     22895.00                           27938.00
                                                                          22490.00                           27591.00
                                                                          22063.00                           27109.00
                                                                          23910.00                           28982.00
                                                                          23423.00                           28909.00
                                                                          22916.00                           28062.00
                                                                          21414.00                           26480.00
                                                                          18451.00                           23321.00
                                                                          18367.00                           23391.00
                                                                          16807.00                           21538.00
                                                                          17177.00                           22240.00
                                                                          18613.00                           24055.00
12/02                                                                     17464.00                           22968.00
                                                                          16972.00                           22357.00
                                                                          16541.00                           21820.00
                                                                          16664.00                           22027.00
                                                                          18121.00                           23990.00
                                                                          19927.00                           26348.00
                                                                          20194.00                           26852.00
                                                                          21199.00                           28296.00
                                                                          22287.00                           29606.00
                                                                          21856.00                           29204.00
                                                                          23602.00                           31511.00
                                                                          24321.00                           32696.00
12/03                                                                     24978.00                           33418.00
                                                                          26026.00                           34638.00
                                                                          26293.00                           35175.00
                                                                          26416.00                           35386.00
                                                                          25019.00                           33687.00
                                                                          25492.00                           34375.00
                                                                          26437.00                           35505.00
                                                                          24547.00                           33439.00
                                                                          24280.00                           33352.00
                                                                          25535.00                           34610.00
                                                                          25803.00                           35399.00
                                                                          27819.00                           38043.00
12/04                                                                     28724.00                           39534.00
                                                                          27613.00                           38206.00
                                                                          28210.00                           39069.00
                                                                          27696.00                           38292.00
                                                                          26111.00                           36569.00
                                                                          27675.00                           38781.00
                                                                          28724.00                           40022.00
                                                                          30556.00                           42387.00
                                                                          30041.00                           41756.00
                                                                          29933.00                           41977.00
                                                                          29245.00                           40672.00
                                                                          30751.00                           42636.00
12/05                                                                     30815.00                           42735.00

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                   RUSSELL 2500 INDEX

        The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest companies in the Russell 3000 Index. (The Russell 3000 Index includes the 3000 largest U.S. companies based on total market capitalization.) The Russell 2500 is a measure of small to medium-small company stock performance. The Index does not have expenses and is not an actual investment.

                      CITISTREET LARGE COMPANY STOCK FUND

        The CitiStreet Large Company Stock Fund (I Shares) returned 6.64% for the year ended December 31, 2005. The S&P 500 Index returned 4.89% for the same period.

        The following commentary was provided by WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON"), subadviser to the CitiStreet Large Company Stock Fund. Wellington managed 33% of the Fund as of December 31, 2005. Wellington uses a "value" approach in the management of its portion of the Fund.

        Equity markets looked past rising short-term interest rates, persistently high energy prices, catastrophic hurricanes in the Gulf Coast area, and slowing housing market, opting instead to embrace solid corporate earnings and continued economic growth.

        All major indexes posted positive returns during the period. During the twelve months period ended December 31, 2005, mid cap stocks led large caps and small caps when measured using the S&P MidCap 400, S&P 500 and Russell 2000 Indexes. Value outperformed growth, as the Russell 1000 Value Index returned 7% versus 5% for the Russell 1000 Growth. Within the Russell 1000 Value Index, eight out of ten broad industry sectors posted positive returns. Energy was the best performing sector while Consumer Discretionary and Telecommunication Services were the only sectors to post negative returns.

        For the full year, Wellington's bottom-up investment approach produced positive benchmark-relative results in five of the ten broad market sectors. Strong stock selection within Energy, Financials and Health Care contributed most to relative performance, while Materials detracted.

        The Energy sector was the best performing both on an absolute and relative basis with stock selection adding value. The leading independent refiner in the US, Valero Energy, performed particularly strongly thanks to its ability to process heavy crude, also known as "sour" crude, which trades at a significant discount to "sweeter" varieties. As a result, margins have been driven higher. Oilfield services provider Halliburton benefited from high oil prices and increased oilfield activity.

        The Financials sector also performed well with positive returns from General Growth Properties, Goldman Sachs and E-TRADE. Mall operator General Growth Properties benefited from rising occupancy levels. Goldman Sachs advanced due to strong earnings results as revenue increased in each of its three primary business sectors: trading, asset management, and investment banking. E-TRADE also benefited from strong earnings results.

        The Consumer Staples sector also outperformed on a relative basis, buoyed by strong performance from Gillette and Altria. Shares of Gillette advanced due to increased investors' confidence that the company will be able to derive significant synergies from the Procter & Gamble merger. Altria benefited from favorable litigation developments and an increase in the dividend.

        On the negative side, our Materials holdings underperformed with shares of Bowater and Dow Chemical falling. Bowater, the newsprint manufacturer, fell due to the market's focus on weak newsprint consumption in North America. Dow Chemical declined as the spike in energy prices continued to put pressure on margins.

        The following commentary was provided by SMITH BARNEY FUND MANAGEMENT LLC ("SMITH BARNEY"), subadviser to the CitiStreet Large Company Stock Fund. Smith Barney managed 34% of the Fund as of December 31, 2005. Smith Barney uses a "growth" approach in the management of its portion of the Fund.

        Despite headwinds ranging from natural disasters, soaring oil prices, and a rising Federal Funds rate, good stock selection led to investment success for the calendar year 2005. The Consumer Discretionary sector, led by Google, and the Healthcare sector, led by Genentech, were among the largest performance contributors for the year.

        Growth stocks continued their multi-year period of underperformance relative to value stocks as measured by the Russell 1000 Growth and Value indices, up 5.26% and 7.05%, respectively. However, upon taking a closer look within the indices, it appears that growth stocks are beginning to show some resurgence. On an equal weighted basis, the average large capitalization growth stock, up 5.8%, outperformed the average large capitalization value stock, up 3.3%, as measured by the Russell indices. The main difference between the two benchmarks was the weighting in the energy sector. The value index was approximately 10% overweight the Integrated Oil sector versus the growth index, and accrued the majority of the group's 18% advance.

        Strength in commodities, highlighted by the 40% advance in the price of oil and 50% advance in natural gas, was the dominant theme in 2005. Moving steadily to normalize interest rates, the Federal Reserve raised interest rates numerous times. The year ended with the Federal Funds rate at 4% and the yield curve nearly inverted. Strength in real estate continued to benefit the consumer, but discretionary income was increasingly burdened by higher energy costs and rising interest costs, the discretionary sector lagged, down 2% for the year.

        Stock selection coupled with an overweight position in energy names drove relative returns. A growing addressable market, accelerating revenue growth, and expanding margins enabled the three Internet companies Google, Ebay, and Yahoo to contribute to the Fund's absolute return for the calendar year.

        Within the Healthcare sector, biotechnology stocks Genentech and Amgen coupled with health management issues United Healthcare and Wellpoint contributed favorably to results. In addition, the strong advance by the Energy sector, highlighted by oil service company Schlumberger, added to gains.

        An overweight position in the Technology sector coupled with security specific bets within the group detracted from returns. Decelerating revenue growth and heightened competition caused

Dell Computer to underperform. In addition, International Business Machines, Cisco, and Network Appliance also subtracted from returns. Despite strong corporate balance sheets and large amounts of capital repatriated, we did not see positive cash flow translate into a material pick up in capital expenditures.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the CitiStreet Large Company Stock Fund. SSgA managed 33% of the Fund as of December 31, 2005. SSgA uses an index approach in the management of its portion of the Fund.

        SSgA managed the Fund during 2005 in a replicated style aimed at matching, as closely as possible, the return of the S&P 500 Index. Therefore, as economic conditions impacted the index, so too did they impact the fund itself in a similar magnitude. The S&P 500 Index gained 2.1% in the last three months of the year, bringing its full-year return to a respectable, if uninspiring, 4.9%. During 2005 energy surged 31.0%, and utilities tacked on an uncharacteristically exciting 17.3% for the full year. No other S&P 500 sectors achieved anything close to double digits. The weakest sector for all of 2005 was consumer discretionary, which tumbled 5.7% on the year, even after a fourth-quarter rebound of 1.2%. Although showing some flashes of brilliance in the leisure and retail areas, the consumer names were weighed down by dauntingly severe conditions in the auto and media industries.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET LARGE COMPANY STOCK FUND (I SHARES)
                               AND S&P 500 INDEX
(GRAPH)

                                                                  LARGE COMPANY STOCK FUND                   S&P 500
                                                                  ------------------------                   -------
5/93                                                                      10000.00                           10000.00
                                                                          10060.00                           10032.00
                                                                          10139.50                           10001.90
                                                                          10367.60                           10371.00
                                                                          10298.20                           10291.10
                                                                          10397.00                           10514.40
                                                                          10237.90                           10401.90
12/93                                                                     10309.60                           10529.90
                                                                          10708.60                           10896.30
                                                                          10528.70                           10592.30
                                                                          10069.60                           10130.50
                                                                          10238.80                           10273.30
                                                                          10358.60                           10426.40
                                                                          10099.60                           10173.00
                                                                          10428.90                           10518.90
                                                                          10817.90                           10939.70
                                                                          10418.70                           10670.60
                                                                          10518.70                           10919.20
                                                                          10159.00                           10513.00
12/94                                                                     10204.70                           10668.60
                                                                          10359.80                           10944.90
                                                                          10788.70                           11371.80
                                                                          11070.30                           11707.20
                                                                          11458.80                           12051.40
                                                                          11928.70                           12533.50
                                                                          12198.30                           12824.20
                                                                          12664.20                           13250.00
                                                                          12750.30                           13283.10
                                                                          13294.80                           13843.70
                                                                          13221.70                           13793.80
                                                                          13821.90                           14399.40
12/95                                                                     14131.50                           14677.30
                                                                          14636.00                           15176.30
                                                                          14858.50                           15317.50
                                                                          15001.10                           15464.50
                                                                          15125.60                           15691.80
                                                                          15428.20                           16096.70
                                                                          15357.20                           16157.90
                                                                          14679.90                           15443.70
                                                                          15077.80                           15769.50
                                                                          15784.90                           16657.40
                                                                          16487.30                           17117.10
                                                                          17766.80                           18411.20
12/96                                                                     17404.30                           18046.60
                                                                          18147.50                           19174.50
                                                                          18338.00                           19324.10
                                                                          17604.50                           18529.90
                                                                          18412.60                           19636.10
                                                                          19596.50                           20831.90
                                                                          20300.00                           21765.20
                                                                          22179.80                           23497.70
                                                                          21281.50                           22181.90
                                                                          22666.90                           23397.40
                                                                          21726.20                           22615.90
                                                                          22449.70                           23663.10
12/97                                                                     22914.40                           24070.10
                                                                          23031.30                           24337.30
                                                                          24440.80                           26092.00
                                                                          26053.90                           27427.90
                                                                          26291.00                           27704.90
                                                                          25836.20                           27228.40
                                                                          26513.10                           28333.80
                                                                          26118.00                           28030.70
                                                                          22330.90                           23977.40
                                                                          23163.80                           25514.40
                                                                          25007.70                           27588.70
                                                                          25870.50                           29260.60
12/98                                                                     26475.80                           30946.00
                                                                          26666.50                           32239.50
                                                                          25807.80                           31236.90
                                                                          26620.70                           32486.40
                                                                          28785.00                           33743.60
                                                                          27930.10                           32947.20
                                                                          28614.40                           34775.80
                                                                          27715.90                           33690.80
                                                                          26984.20                           33522.40
                                                                          25575.60                           32603.50
                                                                          26652.30                           34666.70
                                                                          26138.00                           35370.40
12/99                                                                     26396.70                           37453.70
                                                                          24749.60                           35573.50
                                                                          22957.70                           34900.10
                                                                          25258.10                           38314.40
                                                                          24682.20                           37161.50
                                                                          24368.70                           36399.00
                                                                          24478.40                           37296.20
                                                                          24076.90                           36713.30
                                                                          25921.20                           38993.50
                                                                          24902.50                           36935.10
                                                                          24521.50                           36778.80
                                                                          21978.60                           33879.20
12/00                                                                     22462.20                           34044.90
                                                                          22996.80                           35252.80
                                                                          20687.90                           32037.70
                                                                          19303.90                           30008.10
                                                                          20807.60                           32340.10
                                                                          20917.90                           32556.70
                                                                          20443.10                           31764.30
                                                                          20087.40                           31451.70
                                                                          18707.40                           29482.90
                                                                          16941.40                           27102.10
                                                                          17354.60                           27618.90
                                                                          18697.50                           29737.60
12/01                                                                     18852.50                           29998.10
                                                                          18542.60                           29560.40
                                                                          18026.00                           28990.50
                                                                          18749.00                           30080.80
                                                                          17578.30                           28257.00
                                                                          17423.40                           28048.80
                                                                          16218.30                           26050.60
                                                                          15013.10                           24019.90
                                                                          15028.80                           24177.80
                                                                          13451.40                           21550.10
                                                                          14578.10                           23447.00
                                                                          15444.80                           24827.10
12/02                                                                     14543.40                           23367.20
                                                                          14179.40                           22755.00
                                                                          13971.40                           22413.70
                                                                          14110.10                           22631.10
                                                                          15271.50                           24495.90
                                                                          16120.90                           25786.80
                                                                          16294.20                           26116.90
                                                                          16554.30                           26576.60
                                                                          16848.90                           27094.80
                                                                          16622.00                           26807.60
                                                                          17582.20                           28324.90
                                                                          17704.40                           28574.20
12/03                                                                     18647.20                           30071.40
                                                                          18944.10                           30624.80
                                                                          19223.50                           31050.40
                                                                          18891.70                           30581.60
                                                                          18559.90                           30101.40
                                                                          18804.40                           30513.80
                                                                          19066.30                           31105.80
                                                                          18385.50                           30076.20
                                                                          18402.90                           30196.50
                                                                          18649.50                           30522.60
                                                                          18966.60                           30989.60
                                                                          19829.60                           32244.70
12/04                                                                     20516.40                           33341.00
                                                                          20058.50                           32527.50
                                                                          20393.10                           33210.60
                                                                          20111.30                           32622.80
                                                                          19794.30                           32002.90
                                                                          20534.00                           33020.60
                                                                          20639.80                           33066.80
                                                                          21502.70                           34296.90
                                                                          21326.60                           33984.80
                                                                          21540.30                           34260.10
                                                                          21113.20                           33688.00
                                                                          21932.20                           34961.40
12/05                                                                     21878.60                           34971.80

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                     S&P 500 INDEX

        The S&P 500 Index is a market capitalization weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The Index does not have expenses and is not an actual investment.

                        CITISTREET DIVERSIFIED BOND FUND

        The CitiStreet Diversified Bond Fund (I Shares) returned 2.09% for the year ended December 31, 2005. The Lehman Brothers Aggregate Bond Index returned 2.43% for the same period.

        The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY, LLP ("WESTERN"), subadviser to the CitiStreet Diversified Bond Fund. Western managed 34% of the Fund as of December 31, 2005.

        Over the past 12 months the U.S. economy has grown approximately 3.7%, a full 0.6% above its long-term potential growth rate and a bit more than most analysts had expected. Headline inflation was somewhat elevated however, due primarily to soaring energy costs. Core measures of inflation remained relatively subdued, but were near the upper end of the Federal Reserve's 1-2% comfort zone. Short-term interest rates moved sharply higher, and by more than expected, led by the Fed's eight 25 bps rate hikes, while the yield on 10-year Treasuries rose by roughly 25 bps and the 30-year bond yield fell by 15 bps, resulting in a dramatic flattening of the yield curve. The spread between the 2- and 10-year notes narrowed by over 100 bps to close the year at less than 10 bps. Jobs growth was moderate but relatively steady, and the negative impact of the Katrina crisis in the South was relatively short-lived. The unemployment rate declined from 5.4% to 5.0%. Thanks to very strong growth in corporate profits, personal income, and capital gains realizations, tax receipts at the federal and state levels were substantially higher than expected, resulting in a 15% decline in the federal budget deficit.

        Spreads on corporate bonds narrowed early in the period but ended substantially wider, sparked initially by news that GM and Ford debt was downgraded to junk. The market later began to speculate that GM was an eventual candidate for bankruptcy in the wake of Delphi's unexpected bankruptcy. Treasury Inflation Protected Securities ("TIPS") generally underperformed Treasuries as reduced inflation anxiety caused breakeven spreads to decline. Mortgage-backed securities outperformed Treasuries as interest rates rose only marginally and volatility declined.

        The Fund's investment strategies produced mixed to somewhat positive results over the past year. Moderately overweight exposure to BBB corporate bonds detracted somewhat from performance since spreads widened. Our decision to increase exposure to the auto sector in the wake of sharply wider spreads was penalized as spreads continued to widen. Mortgage-backed sector exposure was underweight for the first part of the period, and this benefited from a gradual widening of spreads. A shift to overweight exposure later in the period benefited as spreads stabilized. Overweight exposure to TIPS detracted from returns as breakeven spreads narrowed, despite the fact that inflation proved to be somewhat higher than expected. An underweight duration exposure in the first part of the period suffered as most bond yields rose by less than the market had expected, but this was somewhat offset later in the period as a tactical overweight position benefited from falling rates late in the period. However, our expectation that the yield curve would flatten was rewarded for the first half of the period, as short- and intermediate-term yields rose while longer-term yields fell, but this was offset by our expectation in the second half of the period that the curve would steepen, since the curve continued to flatten. This was partially offset by our emphasis on the long end of the curve, which was rewarded by a continued flattening throughout the period.

        The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC ("SALOMON"), subadviser to the CitiStreet Diversified Bond Fund. Salomon managed 32% of the Fund as of December 31, 2005.

        Economic growth remained remarkably resilient during the annual period ended December 31, 2005, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down by the fourth quarter. An exceedingly strong housing market also underlined economic growth during the year, continuing its upward charge through the entire period despite some softening by period end.

        The Treasury yield curve flattened during 2005, as the Federal Reserve hiked the federal funds rate 200 basis points (bp) and core inflation remained within the Fed's target zone, even as energy prices rose. Two-year yields were up over 130 bp, 10-year yields rose just 18 bp, and long bond yields actually fell nearly 30 bp. Though the Fed raised money markets 25 bp at each FOMC meeting, in the second quarter the market anticipated a slowdown in Fed tightening, so only the first half of the year managed positive absolute returns. The 10-year bond yield nearly encompassed its range for the year between end-March (4.60%) and end-May (3.90%), though yields did again peak at 4.66% in early November before declining to 4.39% by year-end.

        Corporates underperformed Treasuries in 2005 as multiple ratings downgrades in the auto sector clearly drove the underperformance. Meanwhile, non-auto related downgrades resulted in several high-grade credits move to junk status as leverage event risk permeated the market, inhibiting investors risk appetite. Despite the negative atmosphere, continued strong credit fundamentals, growing foreign purchases, and the lowest net supply in over a decade limited some of the downside.

        The composition of asset classes in the Asset Backed Securities ("ABS") sector was relatively unchanged from 2004, with auto loans, credit cards and student loans comprising the next 20% of 2005 new issuance, after home equity loans. Trends in the ABS sector in 2005 included continued consolidation, ratings stability and increased credit enhancement levels for subprime home equity ABS as risk layering in that sector became more prevalent. Total US public and 144(a) issuance topped $1 billion in 2005, ending the year at $1.1431 billion. This represents a 33% increase from 2004, reflecting continued dominance of the home equity loan ABS sector, which was 59% of 2005 issuance volume

        Although high yield markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the CitiStreet Diversified Bond Fund. SSgA managed 34% of the Fund as of December 31, 2005. SSgA uses an index approach in the management of its portion of the Fund.

        The goal of the portfolio is to match the returns of the Lehman Brothers Aggregate Bond Index. The cornerstone to this strategy is stratified sampling executed under strict guidelines that are designed to eliminate active over/underweight positions. Our portfolio is built with no active management bias and seeks to match the index in all major characteristics, such as duration, sector exposure and quality.

        The US economy proved remarkably resilient in 2005, shrugging-off a vicious run-up in oil prices, waning fiscal stimulus and the progressive removal of monetary accommodation. The Fed raised the Fed Funds target 200 bps with eight 25 bps hikes. However, the Treasury curve continued on the flattening path it has been traveling since early last year as the short end responded to measured Fed Funds increases while the long end responded to incredible overseas demand and pension plan sponsor's demand for longer assets. Our process was a key factor in effectively tracking the index in 2005 as uncertainty regarding the path of interest rates and economic growth along with security specific risks lead to an increase in market volatility.

        The credit sector posted the worst excess return of all the bond market sectors in 2005. Early in the year, credit spreads were probably too tight and staged a technical retracement. But perhaps more importantly, the deteriorating fundamentals in the Auto sector kept the markets on edge, including downgrades of Ford and General Motors earlier in the year and the more recent bankruptcy protection filing of Delphi. The auto sector market cap has been reduced by approximately $100 billion in 2005. The downgrades of Ford and General Motors took place on May 6(th), however, based on index rules they were not removed from the index until the end of the month on May 31(st). By following the exit rules of the index, as our process does, the Fund traded the positions held in both issuers in compliance with index rules, removing both Ford and General Motors at the end of the month. As a result, our portfolio was able to closely track the index during a volatile time for the markets as well as for the index itself.

        Risk management and efficient implementation of cost saving efforts are integral parts of our daily procedures. Senior management and portfolio managers have the ability to monitor exposures on a daily basis. Monthly reviews are performed that insure strict compliance to procedures and our philosophy. Reducing costs to enter and exit the market is an important component of index tracking for index portfolio management. Procedures and reporting are continuously being developed and enhanced to protect our investors' interests in the marketplace.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE CITISTREET DIVERSIFIED BOND FUND (I SHARES)
                  AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX
(GRAPH)

                                                                   DIVERSIFIED BOND FUND                LB AGGREGATE INDEX
                                                                   ---------------------                ------------------
5/93                                                                      10000.00                           10000.00
                                                                          10339.00                           10181.00
                                                                          10429.00                           10239.00
                                                                          10798.10                           10418.20
                                                                          10927.70                           10446.30
                                                                          11137.50                           10485.00
                                                                          11018.40                           10395.90
12/93                                                                     11039.30                           10452.00
                                                                          11156.30                           10593.10
                                                                          10899.70                           10408.80
                                                                          10621.80                           10151.70
                                                                          10387.00                           10070.50
                                                                          10376.60                           10069.50
                                                                          10334.10                           10047.30
                                                                          10582.10                           10247.30
                                                                          10550.40                           10259.60
                                                                          10344.60                           10108.70
                                                                          10290.80                           10099.70
                                                                          10279.50                           10077.40
12/94                                                                     10400.80                           10147.00
                                                                          10631.70                           10347.90
                                                                          10925.20                           10594.20
                                                                          11023.50                           10658.80
                                                                          11187.70                           10808.00
                                                                          11708.00                           11226.30
                                                                          11832.10                           11308.20
                                                                          11748.10                           11283.30
                                                                          11923.10                           11419.90
                                                                          12087.60                           11530.60
                                                                          12307.60                           11680.50
                                                                          12519.30                           11855.80
12/95                                                                     12729.70                           12021.70
                                                                          12762.80                           12101.10
                                                                          12308.40                           11890.50
                                                                          12141.00                           11807.30
                                                                          12023.20                           11741.20
                                                                          11971.50                           11717.70
                                                                          12167.90                           11874.70
                                                                          12188.50                           11906.80
                                                                          12092.30                           11886.50
                                                                          12398.20                           12093.30
                                                                          12787.50                           12361.80
                                                                          13125.10                           12573.20
12/96                                                                     12900.70                           12456.30
                                                                          12916.10                           12494.90
                                                                          12934.20                           12526.10
                                                                          12709.20                           12387.10
                                                                          12967.20                           12572.90
                                                                          13085.20                           12692.30
                                                                          13286.70                           12843.40
                                                                          13823.50                           13190.10
                                                                          13600.90                           13078.00
                                                                          13847.10                           13271.60
                                                                          14090.80                           13464.00
                                                                          14261.30                           13526.00
12/97                                                                     14441.00                           13662.60
                                                                          14654.70                           13837.40
                                                                          14645.90                           13826.40
                                                                          14672.30                           13873.40
                                                                          14748.60                           13945.50
                                                                          14931.40                           14078.00
                                                                          15071.80                           14197.70
                                                                          15118.50                           14227.50
                                                                          14919.00                           14459.40
                                                                          15527.70                           14797.70
                                                                          15478.00                           14719.30
                                                                          15767.40                           14803.20
12/98                                                                     15750.00                           14847.60
                                                                          15849.30                           14953.00
                                                                          15429.30                           14691.40
                                                                          15538.80                           14772.20
                                                                          15635.20                           14819.40
                                                                          15358.40                           14689.00
                                                                          15244.80                           14642.00
                                                                          15122.80                           14580.50
                                                                          15119.80                           14573.20
                                                                          15319.40                           14742.30
                                                                          15379.10                           14796.80
                                                                          15411.40                           14795.40
12/99                                                                     15320.50                           14724.30
                                                                          15311.30                           14675.70
                                                                          15579.20                           14853.30
                                                                          15798.90                           15049.40
                                                                          15612.50                           15005.70
                                                                          15457.90                           14998.20
                                                                          15960.30                           15310.20
                                                                          16159.80                           15449.50
                                                                          16432.90                           15673.50
                                                                          16464.10                           15772.30
                                                                          16569.50                           15876.40
                                                                          16841.20                           16136.80
12/00                                                                     17235.30                           16436.90
                                                                          17616.20                           16704.80
                                                                          17771.20                           16850.20
                                                                          17778.30                           16934.40
                                                                          17650.30                           16864.10
                                                                          17652.10                           16966.00
                                                                          17687.40                           17030.00
                                                                          18097.80                           17410.70
                                                                          18302.30                           17610.30
                                                                          18445.00                           17814.50
                                                                          18912.40                           18187.40
                                                                          18611.90                           17936.60
12/01                                                                     18461.70                           17821.80
                                                                          18578.60                           17966.20
                                                                          18795.60                           18140.40
                                                                          18428.30                           17839.30
                                                                          18828.90                           18185.40
                                                                          18945.90                           18340.00
                                                                          18979.20                           18499.50
                                                                          19046.00                           18723.40
                                                                          19455.10                           19039.80
                                                                          19698.70                           19348.20
                                                                          19577.00                           19259.20
                                                                          19681.30                           19253.50
12/02                                                                     20116.30                           19652.00
                                                                          20168.60                           19669.70
                                                                          20481.80                           19941.10
                                                                          20481.80                           19925.20
                                                                          20742.70                           20090.50
                                                                          21143.00                           20464.20
                                                                          21108.20                           20423.30
                                                                          20342.60                           19737.10
                                                                          20499.20                           19867.30
                                                                          21080.80                           20393.80
                                                                          20935.30                           20204.20
                                                                          21008.00                           20252.70
12/03                                                                     21244.30                           20459.20
                                                                          21425.90                           20622.90
                                                                          21625.80                           20845.60
                                                                          21771.20                           21002.00
                                                                          21262.40                           20455.90
                                                                          21171.60                           20374.10
                                                                          21298.80                           20490.20
                                                                          21516.90                           20693.10
                                                                          21935.00                           21088.30
                                                                          22010.20                           21145.30
                                                                          22198.20                           21322.90
                                                                          22029.00                           21152.30
12/04                                                                     22235.90                           21346.90
                                                                          22348.60                           21481.40
                                                                          22235.80                           21354.70
                                                                          22085.50                           21245.70
                                                                          22348.50                           21532.60
                                                                          22574.00                           21765.10
                                                                          22724.30                           21884.80
                                                                          22555.30                           21685.70
                                                                          22837.20                           21963.20
                                                                          22604.00                           21737.00
                                                                          22409.70                           21565.30
                                                                          22506.90                           21660.20
12/05                                                                     22701.40                           21866.00

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                          LEHMAN BROTHERS AGGREGATE BOND INDEX

        The Lehman Brothers Aggregate Index is an index of U.S. investment-grade fixed-rate bonds with maturities greater than one year, including government and corporate bonds. The Index does not have expenses and is not an actual investment.

INTERNATIONAL STOCK FUND                                 As of December 31, 2005

PORTFOLIO COUNTRY INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

Japan                                                                              28
United Kingdom                                                                   20.3
France                                                                            9.7
Germany                                                                           8.3
Netherlands                                                                       8.3
Switzerland                                                                       4.9
Spain                                                                             3.9
Italy                                                                             2.8
Australia                                                                         2.6
Sweden                                                                            1.8
Canada                                                                            1.4
Luxembourg                                                                        1.3
Singapore                                                                         1.3
Belgium                                                                           1.2
Finland                                                                           1.1
Austria                                                                           0.8
Hong Kong                                                                         0.6
Ireland                                                                           0.5
Greece                                                                            0.4
Norway                                                                            0.4
Portugal                                                                          0.2
China                                                                             0.1
Denmark                                                                           0.1

SMALL COMPANY STOCK FUND                                 As of December 31, 2005

PORTFOLIO SECTOR INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

Consumer, Non-cyclical                                                           21.8
Industrial                                                                       19.9
Financial                                                                        15.6
Consumer, Cyclical                                                               14.3
Technology                                                                         11
Communications                                                                    7.1
Energy                                                                            5.6
Utilities                                                                           2
Basic Materials                                                                     2
Chemicals                                                                         0.4
Retail                                                                            0.2
Diversified                                                                       0.1

LARGE COMPANY STOCK FUND                                 As of December 31, 2005

PORTFOLIO SECTOR INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

Consumer, Non-cyclical                                                             22
Financial                                                                        21.6
Communications                                                                   13.3
Technology                                                                       11.1
Energy                                                                            9.2
Industrial                                                                        8.5
Consumer, Cyclical                                                                7.9
Utilities                                                                         3.2
Basic Materials                                                                   2.4
Oil & Gas                                                                         0.8

DIVERSIFIED BOND FUND                                    As of December 31, 2005

PORTFOLIO SECTOR INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

U.S. Government Asset Backed                                                     36.6
U.S. Government                                                                  25.8
U.S. Corporate Bonds                                                             21.7
Collateralized Mortgage Obligations                                               6.5
Foreign Corporate Bonds                                                           3.5
Other Asset Backed                                                                2.8
Foreign Government                                                                1.1
Auto Credit Receivable                                                            1.1
Credit Card Receivable                                                            0.4
Other                                                                             0.2
Common Stock                                                                      0.2
Preferred Stock                                                                   0.1

                                 FUND EXPENSES

        As an investor in the CitiStreet Funds through a variable contract or a qualified plan, you incur ongoing costs, including management fees and other Fund expenses. Investors in the R Shares also incur ongoing distribution and service (12b-1) fees and administrative fees. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in I Shares and R Shares of the Funds and to compare these costs with the ongoing costs of investing in other funds. This example does not reflect fees and charges under your variable contract or qualified plan. If contract or plan charges were included, the costs shown below would be higher. For variable contract investors, please consult the prospectus for your contract for more information about contract fees and charges. For retirement plan investors, please contact your retirement plan sponsor or recordkeeper for more information about any plan fees and charges.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

        The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Fund expenses you paid on your account for this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any contract or plan fees and charges, such as sales charges (loads), insurance charges or administrative or recordkeeping charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if contract or plan fees or charges were included, your costs would have been higher.

CITISTREET INTERNATIONAL STOCK FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2005    DECEMBER 31, 2005   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,171.90           $5.12
 Hypothetical (5% return before expenses)     $1,000.00         $1,020.49           $4.76
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,170.40           $7.03
 Hypothetical (5% return before expenses)     $1,000.00         $1,018.72           $6.54
----------------------------------------------------------------------------------------------

CITISTREET SMALL COMPANY STOCK FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2005    DECEMBER 31, 2005   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,072.80           $4.26
 Hypothetical (5% return before expenses)     $1,000.00         $1,021.10           $4.15
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,070.40           $6.10
 Hypothetical (5% return before expenses)     $1,000.00         $1,019.31           $5.95
----------------------------------------------------------------------------------------------

CITISTREET LARGE COMPANY STOCK FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2005    DECEMBER 31, 2005   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,060.00           $3.35
 Hypothetical (5% return before expenses)     $1,000.00         $1,021.96           $3.28
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,057.70           $5.23
 Hypothetical (5% return before expenses)     $1,000.00         $1,020.12           $5.14
----------------------------------------------------------------------------------------------

CITISTREET DIVERSIFIED BOND FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2005    DECEMBER 31, 2005   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $  999.00           $2.76
 Hypothetical (5% return before expenses)     $1,000.00         $1,022.44           $2.80
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $  995.60           $4.53
 Hypothetical (5% return before expenses)     $1,000.00         $1,020.66           $4.59
----------------------------------------------------------------------------------------------

* Expenses are equal to each Shares' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-years/365 (to reflect the one-half year period).

                                                    ANNUALIZED EXPENSE RATIO
                                   -----------------------------------------------------------
                                    CITISTREET      CITISTREET      CITISTREET     CITISTREET
                                   INTERNATIONAL   SMALL COMPANY   LARGE COMPANY   DIVERSIFIED
                                    STOCK FUND      STOCK FUND      STOCK FUND      BOND FUND
----------------------------------------------------------------------------------------------
 I SHARES                              0.94%           0.81%           0.64%          0.55%
 R SHARES                              1.29%           1.17%           1.01%          0.90%
----------------------------------------------------------------------------------------------

Statements of Assets and Liabilities
CitiStreet Funds, Inc. / December 31, 2005

                                                               CitiStreet      CitiStreet      CitiStreet       CitiStreet
                                                              International   Small Company   Large Company    Diversified
                                                               Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                              -------------   -------------   -------------   --------------
ASSETS
 Investments in securities, at cost (including securities
   lending).................................................  $589,604,425    $524,636,056    $765,095,382    $1,206,607,139
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see accompanying
 Portfolio of Investments) (Note 2).........................  $679,083,149    $593,996,533    $861,628,268    $1,206,664,666
Cash........................................................            --          88,644         291,187           257,605
Cash, denominated in foreign currency (cost $1,460,164).....     1,451,599              --              --                --
Receivables for
 Investment securities sold.................................        24,615       1,359,773         962,284         1,881,092
 Capital share subscriptions................................       545,817         336,894         817,005         1,052,259
 Interest...................................................        28,011          45,690          52,859         9,005,629
 Dividends..................................................       514,838         322,096         978,404            11,594
 Foreign tax reclaims.......................................        50,601              --          19,582               118
Prepaid expenses............................................        16,288          14,350          25,270            28,499
                                                              ------------    ------------    ------------    --------------
 Total assets...............................................   681,714,918     596,163,980     864,774,859     1,218,901,462
                                                              ------------    ------------    ------------    --------------
LIABILITIES
Payables for:
 Investment securities purchased............................       397,639       2,943,957       3,023,638        58,625,297
 Payable upon return of securities loaned (Note 2)..........   108,220,963     119,822,240              --       190,413,368
 Capital share redemptions..................................    27,474,315      22,026,825      44,536,133        47,595,954
 Variation margin on open futures contracts (Note 2)........            --           6,480          50,615            14,118
 Options written (premiums received $88,886) (Note 6).......            --              --              --           131,144
Payable to Adviser..........................................       448,042         380,453         696,990           782,802
Payable to Administrator....................................         2,024           1,391           3,064             3,903
Payable to Distributor......................................         5,077           3,468           7,643             9,796
Payable to Directors........................................         3,211           2,659           4,293             4,862
Accrued expenses............................................       597,725         343,052         664,266           594,756
                                                              ------------    ------------    ------------    --------------
 Total liabilities..........................................   137,148,996     145,530,525      48,986,642       298,176,000
                                                              ------------    ------------    ------------    --------------
NET ASSETS..................................................  $544,565,922    $450,633,455    $815,788,217    $  920,725,462
                                                              ============    ============    ============    ==============
----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.......................................  $    355,505    $    314,682    $    663,906    $      788,554
Additional paid-in capital..................................   455,206,249     329,394,134     793,984,959       892,921,551
Undistributed net investment income.........................     8,078,163       1,011,606       8,149,451        38,515,236
Accumulated net realized gain (loss) on investments, futures contracts, option contracts and foreign currency
 transactions...............................................    (8,545,710)     50,594,582     (83,338,178)      (11,682,398)
Net unrealized appreciation on investments, translation of
 assets and liabilities in foreign currencies, futures
 contracts and option contracts.............................    89,471,715      69,318,451      96,328,079           182,519
                                                              ------------    ------------    ------------    --------------
                                                              $544,565,922    $450,633,455    $815,788,217    $  920,725,462
                                                              ============    ============    ============    ==============
NET ASSETS ATTRIBUTABLE TO:
 I Shares...................................................  $519,371,298    $433,848,330    $778,908,299    $  872,349,067
                                                              ============    ============    ============    ==============
 R Shares...................................................  $ 25,194,624    $ 16,785,125    $ 36,879,918    $   48,376,395
                                                              ============    ============    ============    ==============
CAPITAL SHARES OUTSTANDING
 I Shares...................................................    33,898,315      30,286,646      63,375,479        74,697,121
                                                              ============    ============    ============    ==============
 R Shares...................................................     1,652,207       1,181,577       3,015,079         4,158,276
                                                              ============    ============    ============    ==============
NET ASSET VALUE PER SHARE
 I Shares...................................................  $      15.32    $      14.32    $      12.29    $        11.68
                                                              ============    ============    ============    ==============
 R Shares...................................................  $      15.25    $      14.21    $      12.23    $        11.63
                                                              ============    ============    ============    ==============

    The accompanying notes are an integral part of the financial statements.

Statements of Operations
CitiStreet Funds, Inc. / For the year ended December 31, 2005

                                                               CitiStreet      CitiStreet      CitiStreet      CitiStreet
                                                              International   Small Company   Large Company   Diversified
                                                               Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                              -------------   -------------   -------------   ------------
INVESTMENT INCOME
Dividends(a)................................................   $12,279,742    $  3,696,027     $12,996,302    $     62,750
Interest....................................................       256,468         513,397         420,763      43,158,741
Income from securities lending..............................       433,588         261,742              --         373,102
                                                               -----------    ------------     -----------    ------------
 Total income...............................................    12,969,798       4,471,166      13,417,065      43,594,593
                                                               -----------    ------------     -----------    ------------
EXPENSES
Management fee (Note 3).....................................     3,586,986       2,763,784       4,293,358       3,966,576
Distribution fee (Note 3)...................................        45,120          31,778          71,406          94,683
Administration fee (Note 3).................................        18,048          12,711          28,562          37,873
Custodian fees..............................................       563,249         296,582         340,212         375,513
Professional fees...........................................       117,976         102,580         174,348         194,498
Printing expense............................................       128,734         109,238         157,339         168,354
Directors' fees & expenses..................................        70,506          68,760          77,555          80,494
Transfer Agent fees.........................................        27,844          25,357          33,707          36,058
Miscellaneous expenses......................................        62,232          58,920          76,396          86,347
                                                               -----------    ------------     -----------    ------------
 Total expenses before brokerage recapture arrangements.....     4,620,695       3,469,710       5,252,883       5,040,396
LESS:
Expenses paid under brokerage recapture arrangements (Note
 4).........................................................       (18,307)         (4,150)        (46,806)             --
                                                               -----------    ------------     -----------    ------------
 Net expenses...............................................     4,602,388       3,465,560       5,206,077       5,040,396
                                                               -----------    ------------     -----------    ------------
 Net investment income......................................     8,367,410       1,005,606       8,210,988      38,554,197
                                                               -----------    ------------     -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on
   Investments..............................................    68,380,805      52,889,732      30,679,408      (1,453,504)
   Futures contracts........................................            --         219,425         244,033         127,705
   Options written..........................................            --              --              --        (596,835)
   Foreign currency transactions............................      (225,604)             --             210              --
                                                               -----------    ------------     -----------    ------------
 Total realized gain (loss).................................    68,155,201      53,109,157      30,923,651      (1,922,634)
                                                               -----------    ------------     -----------    ------------
 Net change in unrealized appreciation (depreciation) on
   Investments..............................................    (3,511,490)    (22,150,662)     14,587,512     (18,716,381)
   Futures contracts........................................            --         (87,225)       (275,637)        421,792
   Options written..........................................            --              --              --        (154,355)
   Foreign currency transactions............................       (49,263)             --            (115)             --
                                                               -----------    ------------     -----------    ------------
 Total unrealized appreciation (depreciation)...............    (3,560,753)    (22,237,887)     14,311,760     (18,448,944)
                                                               -----------    ------------     -----------    ------------
 Total realized and unrealized gain (loss) on investments...    64,594,448      30,871,270      45,235,411     (20,371,578)
                                                               -----------    ------------     -----------    ------------
 Net increase in net assets from operations.................   $72,961,858    $ 31,876,876     $53,446,399    $ 18,182,619
                                                               ===========    ============     ===========    ============
(a) Net of foreign taxes withheld...........................   $ 1,425,138    $        706     $    38,550    $         --

    The accompanying notes are an integral part of the financial statements.

                      (This page intentionally left blank)

Statements of Changes in Net Assets
CitiStreet Funds, Inc.

                                                                       CitiStreet
                                                                International Stock Fund
                                                              -----------------------------
                                                                Year ended      Year ended
                                                               December 31,    December 31,
                                                                   2005           2004*
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income.......................................   $  8,367,410    $  6,038,803
Net realized gain (loss) on security transactions, futures
 contracts, option contracts, and foreign currency
 transactions...............................................     68,155,201      28,060,420
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, futures contracts, option
 contracts and foreign currency transactions................     (3,560,753)     29,666,435
                                                               ------------    ------------
 Net increase in net assets resulting from operations.......     72,961,858      63,765,658
                                                               ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
 I Shares...................................................     (6,573,701)     (5,919,504)
 R Shares...................................................       (207,861)        (98,890)
From net realized gains on investment transactions
 I Shares...................................................             --              --
 R Shares...................................................             --              --
                                                               ------------    ------------
 Total distributions to shareholders........................     (6,781,562)     (6,018,394)
                                                               ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
 I Shares...................................................     41,544,149      47,627,615
 R Shares...................................................     11,208,998       8,066,019
Distributions reinvested
 I Shares...................................................      6,573,701       5,919,504
 R Shares...................................................        207,861          98,890
Cost of shares repurchased
 I Shares...................................................    (71,858,797)    (50,332,084)
 R Shares...................................................     (1,549,373)       (721,827)
                                                               ------------    ------------
 Net increase from capital share transactions...............    (13,873,461)     10,658,117
                                                               ------------    ------------
Net increase in net assets..................................     52,306,835      68,405,381
                                                               ------------    ------------
NET ASSETS
Beginning of year...........................................    492,259,087     423,853,706
                                                               ------------    ------------
End of year.................................................   $544,565,922    $492,259,087
                                                               ============    ============
Undistributed net investment income.........................   $  8,078,163    $  6,137,069
                                                               ============    ============
CAPITAL SHARES I SHARES
Capital shares outstanding, beginning of year...............     35,418,343      35,110,391
Capital shares issued.......................................      3,015,588       3,889,749
Capital shares from distributions reinvested................        469,886         505,508
Capital shares redeemed.....................................     (5,005,502)     (4,087,305)
                                                               ------------    ------------
Capital shares outstanding, end of year.....................     33,898,315      35,418,343
                                                               ============    ============
CAPITAL SHARES R SHARES
Capital shares outstanding, beginning of year...............        930,079         318,230
Capital shares issued.......................................        820,288         662,457
Capital shares from distributions reinvested................         14,911           8,467
Capital shares redeemed.....................................       (113,071)        (59,075)
                                                               ------------    ------------
Capital shares outstanding, end of year.....................      1,652,207         930,079
                                                               ============    ============

 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
CitiStreet Funds, Inc.

              CitiStreet                        CitiStreet                        CitiStreet
       Small Company Stock Fund          Large Company Stock Fund            Diversified Bond Fund
    -------------------------------   -------------------------------   -------------------------------
      Year ended       Year ended       Year ended       Year ended       Year ended       Year ended
     December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
         2005            2004*             2005            2004*             2005            2004*
    --------------   --------------   --------------   --------------   --------------   --------------
     $  1,005,606     $    869,960     $  8,210,988     $  9,088,283     $ 38,554,197     $ 30,434,729
       53,109,157       32,165,513       30,923,651       25,079,001       (1,922,634)      12,812,288
      (22,237,887)      23,998,415       14,311,760       35,644,166      (18,448,944)      (6,702,530)
     ------------     ------------     ------------     ------------     ------------     ------------
       31,876,876       57,033,888       53,446,399       69,811,450       18,182,619       36,544,487
     ------------     ------------     ------------     ------------     ------------     ------------
         (481,027)        (428,457)      (8,794,979)      (5,786,643)     (29,266,698)     (26,543,308)
               --               --         (254,117)         (85,414)      (1,217,898)        (641,616)
      (18,728,221)              --               --               --               --               --
         (611,042)              --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------
      (19,820,290)        (428,457)      (9,049,096)      (5,872,057)     (30,484,596)     (27,184,924)
     ------------     ------------     ------------     ------------     ------------     ------------
       30,127,378       33,282,441       65,373,744       72,667,644      111,196,906      131,851,705
        7,206,847        5,919,051       15,513,203       13,413,772       21,711,899       20,239,743
       19,209,248          428,457        8,794,979        5,786,643       29,266,698       26,543,308
          611,042               --          254,117           85,413        1,217,899          641,616
      (55,378,511)     (36,823,623)     (89,316,709)     (37,492,505)     (89,895,011)     (33,430,399)
       (1,070,744)        (303,085)      (1,844,880)        (373,086)      (2,303,322)        (663,211)
     ------------     ------------     ------------     ------------     ------------     ------------
          705,260        2,503,241       (1,225,546)      54,087,881       71,195,069      145,182,762
     ------------     ------------     ------------     ------------     ------------     ------------
       12,761,846       59,108,672       43,171,757      118,027,274       58,893,092      154,542,325
     ------------     ------------     ------------     ------------     ------------     ------------
      437,871,609      378,762,937      772,616,460      654,589,186      861,832,370      707,290,045
     ------------     ------------     ------------     ------------     ------------     ------------
     $450,633,455     $437,871,609     $815,788,217     $772,616,460     $920,725,462     $861,832,370
     ============     ============     ============     ============     ============     ============
     $  1,011,606     $    905,078     $  8,149,451     $  9,088,740     $ 38,515,236     $ 30,433,346
     ============     ============     ============     ============     ============     ============
       30,671,582       30,897,384       64,501,879       60,670,273       70,433,144       59,814,730
        2,195,949        2,645,142        5,548,437        6,719,632        9,422,707       11,177,328
        1,375,036           36,310          734,138          553,746        2,490,783        2,274,491
       (3,955,921)      (2,907,254)      (7,408,975)      (3,441,772)      (7,649,513)      (2,833,405)
     ------------     ------------     ------------     ------------     ------------     ------------
       30,286,646       30,671,582       63,375,479       64,501,879       74,697,121       70,433,144
     ============     ============     ============     ============     ============     ============
          690,867          240,577        1,832,982          612,474        2,403,890          677,805
          524,521          474,034        1,316,918        1,246,811        1,846,815        1,727,400
           44,055               --           21,283            8,197          103,916           55,122
          (77,866)         (23,744)        (156,104)         (34,500)        (196,345)         (56,437)
     ------------     ------------     ------------     ------------     ------------     ------------
        1,181,577          690,867        3,015,079        1,832,982        4,158,276        2,403,890
     ============     ============     ============     ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            International Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2005      2004*      2003*      2002*      2001*
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  13.54   $  11.96   $   9.27   $  12.45   $  19.58
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.23+      0.17+      0.15+      0.08       0.03
 Net realized and unrealized gain (loss) on
   investments....................................      1.74       1.58       2.62      (2.83)     (4.22)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.97       1.75       2.77      (2.75)     (4.19)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.19)     (0.17)     (0.08)     (0.07)     (0.21)
 Distributions from net realized gains on
   investments....................................        --         --         --      (0.36)     (2.73)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.19)     (0.17)     (0.08)     (0.43)     (2.94)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  15.32   $  13.54   $  11.96   $   9.27   $  12.45
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.68%     14.84%     30.04%    (22.31)%   (21.44)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)......  $519,371   $479,714   $420,060   $331,996   $368,195
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.89%      0.90%      0.90%      0.86%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.89%      0.89%      0.90%      0.90%      0.86%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.88%      0.89%      0.89%      0.85%
 Ratios of net investment income to average net
   assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.66%      1.38%      1.50%      0.91%      0.70%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.66%      1.39%      1.51%      0.92%      0.71%
 Portfolio turnover rate..........................     93.04%     48.47%     48.31%     54.15%     68.20%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                        International Stock Fund -- R Shares
                                                              ---------------------------------------------------------
                                                                                                  For the period
                                                               Year ended December 31,           October 1, 2002
                                                              --------------------------   (commencement of operations)
                                                               2005      2004*    2003*       to December 31, 2002*
                                                              -------   -------   ------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 13.49   $ 11.92   $ 9.27              $ 8.67
                                                              -------   -------   ------              ------
OPERATIONS
 Net investment income (loss)(1)............................     0.17+     0.11+    0.01+              (0.01)
 Net realized and unrealized gain on investments............     1.73      1.59     2.71                0.61
                                                              -------   -------   ------              ------
 Total from investment operations...........................     1.90      1.70     2.72                0.60
                                                              -------   -------   ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.14)    (0.13)   (0.07)                 --
 Distributions from net realized gains on investments.......       --        --       --                  --
                                                              -------   -------   ------              ------
 Total distributions........................................    (0.14)    (0.13)   (0.07)                 --
                                                              -------   -------   ------              ------
NET ASSET VALUE
 End of period..............................................  $ 15.25   $ 13.49   $11.92              $ 9.27
                                                              =======   =======   ======              ======
TOTAL RETURN(2).............................................    14.26%    14.47%   29.49%               6.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................  $25,195   $12,545   $3,793              $    2
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     1.25%     1.24%    1.24%               1.25%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     1.25%     1.24%    1.24%               1.25%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     1.25%     1.23%    1.24%               1.25%(3)
 Ratios of net investment income (loss) to average net
   assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     1.23%     0.93%    0.20%              (0.51)%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     1.23%     0.94%    0.20%              (0.51)%(3)
 Portfolio turnover rate....................................    93.04%    48.47%   48.31%              54.15%(4)
-----------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Small Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2005      2004*      2003*      2002*      2001*
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  13.96   $  12.16   $   8.51   $  11.28   $  17.23
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.03+      0.03+      0.03+      0.01       0.06
 Net realized and unrealized gain on
   investments....................................      0.35       1.78       3.63      (2.68)     (0.15)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      0.38       1.81       3.66      (2.67)     (0.09)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.02)     (0.01)     (0.01)     (0.05)     (0.01)
 Distributions from net realized gains on
   investments....................................        --         --         --      (0.05)     (5.85)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.02)     (0.01)     (0.01)     (0.10)     (5.86)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  14.32   $  13.96   $  12.16   $   8.51   $  11.28
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................      7.28%     14.94%     43.06%    (23.72)%     1.57%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)......  $433,848   $428,279   $375,847   $221,015   $276,788
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.78%      0.74%      0.79%      0.76%      0.77%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.78%      0.74%      0.79%      0.76%      0.77%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.78%      0.74%      0.79%      0.76%      0.74%
 Ratios of net investment income (loss) to average
   net assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.24%      0.23%      0.27%      0.24%      0.41%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      0.24%      0.23%      0.27%      0.24%      0.44%
 Portfolio turnover rate..........................     69.79%     54.17%     83.46%     52.35%     94.86%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                           Small Company Stock Fund -- R Shares
                                                              ---------------------------------------------------------------
                                                                                                        For the period
                                                                  Year ended December 31,              October 1, 2002
                                                              --------------------------------   (commencement of operations)
                                                               2005          2004*      2003*       to December 31, 2002*
                                                              -------       -------     ------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 13.89       $ 12.12     $ 8.50              $ 8.19
                                                              -------       -------     ------              ------
OPERATIONS
 Net investment income (loss)(1)............................    (0.02)+       (0.01)+    (0.01)+              0.01
 Net realized and unrealized gain (loss) on investments.....     0.34          1.78       3.63                0.30
                                                              -------       -------     ------              ------
 Total from investment operations...........................     0.32          1.77       3.62                0.31
                                                              -------       -------     ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................       --            --      (0.00)(5)                --
 Distributions from net realized gains on investments.......       --            --         --                  --
                                                              -------       -------     ------              ------
 Total distributions........................................       --            --      (0.00)                 --
                                                              -------       -------     ------              ------
NET ASSET VALUE
 End of period..............................................  $ 14.21       $ 13.89     $12.12              $ 8.50
                                                              =======       =======     ======              ======
TOTAL RETURN(2)                                                  6.81%        14.60%     42.64%               3.79%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................  $16,785       $ 9,593     $2,916              $    1
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     1.14%         1.09%      1.14%               1.11%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     1.14%         1.09%      1.14%               1.11%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     1.13%         1.09%      1.14%               1.11%(3)
 Ratios of net investment income (loss) to average net
   assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................    (0.11)%       (0.10)%    (0.10)%              0.20%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................    (0.11)%       (0.10)%    (0.10)%              0.20%(3)
 Portfolio turnover rate....................................    69.79%        54.17%     83.46%              52.35%(4)
-----------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
(5) Amount is less than $.005 per share.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Large Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2005      2004*      2003*      2002*      2001*
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  11.65   $  10.68   $   8.39   $  10.95   $  13.98
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.12+      0.14+      0.10+      0.07       0.05
 Net realized and unrealized gain (loss) on
   investments....................................      0.65       0.92       2.25      (2.57)     (2.26)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      0.77       1.06       2.35      (2.50)     (2.21)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.13)     (0.09)     (0.06)     (0.06)     (0.10)
 Distributions from net realized gains on
   investments....................................        --         --         --         --      (0.72)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.13)     (0.09)     (0.06)     (0.06)     (0.82)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  12.29   $  11.65   $  10.68   $   8.39   $  10.95
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................      6.64%     10.04%     28.14%    (22.84)%   (15.74)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)......  $778,908   $751,357   $648,073   $432,891   $472,712
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.64%      0.64%      0.63%      0.70%      0.69%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.64%      0.64%      0.63%      0.70%      0.69%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.63%      0.62%      0.62%      0.67%      0.68%
 Ratios of net investment income to average net
   assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.03%      1.30%      1.10%      0.85%      0.67%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.03%      1.32%      1.12%      0.88%      0.68%
 Portfolio turnover rate..........................     35.20%     37.75%     26.89%     60.04%     71.67%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                        Large Company Stock Fund -- R Shares
                                                              ---------------------------------------------------------
                                                                                                  For the period
                                                               Year ended December 31,           October 1, 2002
                                                              --------------------------   (commencement of operations)
                                                               2005      2004*    2003*       to December 31, 2002*
                                                              -------   -------   ------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 11.60   $ 10.64   $ 8.38              $ 7.76
                                                              -------   -------   ------              ------
OPERATIONS
 Net investment income(1)...................................     0.08+     0.12+    0.04+               0.01
 Net unrealized and unrealized gain on investments..........     0.65      0.90     2.28                0.61
                                                              -------   -------   ------              ------
                                                                 0.73      1.02     2.32                0.62
                                                              -------   -------   ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.10)    (0.06)   (0.06)                 --
 Distributions from net realized gains on investments.......       --        --       --                  --
                                                              -------   -------   ------              ------
 Total distributions........................................    (0.10)    (0.06)   (0.06)                 --
                                                              -------   -------   ------              ------
NET ASSET VALUE
 End of period..............................................  $ 12.23   $ 11.60   $10.64              $ 8.38
                                                              =======   =======   ======              ======
TOTAL RETURN(2).............................................     6.22%     9.64%   27.71%               7.99%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)....................  $36,880   $21,259   $6,516              $    2
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.99%     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.99%     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.99%     0.97%    0.96%               1.05%(3)
 Ratios of net investment income to average net assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.68%     1.08%    0.72%               0.59%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.69%     1.10%    0.74%               0.59%(3)
 Portfolio turnover rate....................................    35.20%    37.75%   26.89%              60.04%(4)
-----------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                Diversified Bond Fund -- I Shares
                                                     -------------------------------------------------------
                                                                     Year ended December 31,
                                                     -------------------------------------------------------
                                                       2005      2004*      2003*      2002*     2001(3)(4)*
                                                     --------   --------   --------   --------   -----------
NET ASSET VALUE
 Beginning of year................................   $  11.83   $  11.69   $  11.56   $  11.06   $     10.74
                                                     --------   --------   --------   --------   -----------
OPERATIONS
 Net investment income(1).........................       0.50+      0.45+      0.47+      0.52+         0.57+
 Net realized and unrealized gain (loss) on
   investments....................................      (0.25)      0.09       0.16       0.45          0.16
                                                     --------   --------   --------   --------   -----------
 Total from investment operations.................       0.25       0.54       0.63       0.97          0.73
                                                     --------   --------   --------   --------   -----------
DISTRIBUTIONS
 Dividends from net investment income.............      (0.40)     (0.40)     (0.50)     (0.47)        (0.41)
 Distributions from net realized gains on
   investments....................................         --         --         --         --            --
                                                     --------   --------   --------   --------   -----------
 Total distributions..............................      (0.40)     (0.40)     (0.50)     (0.47)        (0.41)
                                                     --------   --------   --------   --------   -----------
NET ASSET VALUE
 End of year......................................   $  11.68   $  11.83   $  11.69   $  11.56   $     11.06
                                                     ========   ========   ========   ========   ===========
TOTAL RETURN(2)...................................       2.09%      4.65%      5.58%      8.97%         6.86%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)......   $872,349   $833,489   $699,392   $628,639   $   531,202
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.54%      0.55%      0.56%         0.65%
   After repayments/reimbursements and before
     directed brokerage arrangements..............       0.54%      0.54%      0.55%      0.56%         0.65%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.54%      0.55%      0.56%         0.65%
 Ratios of net investment income to average net
   assets
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       4.24%      3.85%      4.09%      4.61%         5.18%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       4.24%      3.85%      4.09%      4.61%         5.18%
 Portfolio turnover rate..........................     177.27%    125.02%    197.49%    211.37%       341.70%
------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The fund adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.
(4) Financial information prior to April 27, 2001 is that of Long-Term Bond
    Fund.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                           Diversified Bond Fund -- R Shares
                                                              -----------------------------------------------------------
                                                                                                   For the period
                                                                Year ended December 31,            October 1, 2002
                                                              ---------------------------   (commencement of operations)
                                                               2005      2004*     2003*        to December 31, 2002*
                                                              -------   -------   -------   -----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 11.79   $ 11.65   $ 11.55              $ 11.32
                                                              -------   -------   -------              -------
OPERATIONS
 Net investment income(1)...................................     0.46+     0.41+     0.23+                0.11+
 Net realized and unrealized gain (loss) on investments.....    (0.26)     0.09      0.36                 0.12
                                                              -------   -------   -------              -------
 Total from investment operations...........................     0.20      0.50      0.59                 0.23
                                                              -------   -------   -------              -------
DISTRIBUTIONS
 Dividends from net investment income.......................    (0.36)    (0.36)    (0.49)                  --
 Distributions from net realized gains on investments.......       --        --        --                   --
                                                              -------   -------   -------              -------
 Total distributions........................................    (0.36)    (0.36)    (0.49)                  --
                                                              -------   -------   -------              -------
NET ASSET VALUE
 End of period..............................................  $ 11.63   $ 11.79   $ 11.65              $ 11.55
                                                              =======   =======   =======              =======
TOTAL RETURN(2).............................................     1.59%     4.30%     5.24%                2.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................  $48,376   $28,343   $ 7,898              $     2
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.89%     0.90%                0.91%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.89%     0.89%     0.90%                0.91%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.89%     0.90%                0.91%(3)
 Ratios of net investment income to average net assets
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     3.92%     3.50%     3.54%                3.94%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     3.92%     3.50%     3.54%                3.94%(3)
 Portfolio turnover rate....................................   177.27%   125.02%   197.49%              211.37%(4)
-------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayment and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.
 *  Audited by other Independent Registered Public Accounting Firm.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 103.2%
AEROSPACE & DEFENSE -- 1.7%
     863,775   BAE Systems PLC............  $  5,667,182
      57,248   European Aeronautic Defence
               and Space Co. NV#..........     2,162,599
     224,800   Rolls-Royce Group PLC*.....     1,651,657
                                            ------------
                                               9,481,438
                                            ------------
AIRLINES -- 0.4%
   1,020,000   Air China Ltd.*............       325,593
      33,514   Air France-KLM.............       717,943
     156,511   British Airways PLC*.......       898,419
      41,763   Qantas Airways Ltd. .......       123,867
       7,000   Singapore Airlines Ltd. ...        52,192
                                            ------------
                                               2,118,014
                                            ------------
APPAREL & TEXTILES -- 0.2%
       3,422   Adidas-Salomon AG#.........       648,373
      46,000   Mitsubishi Rayon Co.
               Ltd. ......................       304,377
       8,000   Nisshinbo Industries,
               Inc. ......................        87,479
      15,000   Teijin Ltd. ...............        95,309
      20,000   Toray Industries, Inc.#....       163,217
                                            ------------
                                               1,298,755
                                            ------------
AUTOMOTIVE -- 5.9%
     102,000   Bridgestone Corp.#.........     2,124,279
      18,000   Calsonic Kansei Corp. .....       120,020
      39,400   Continental AG.............     3,498,378
      47,672   DaimlerChrysler AG.........     2,435,390
       5,000   Denso Corp. ...............       172,633
      75,300   Honda Motor Co. Ltd. ......     4,299,024
      29,000   Mazda Motor Corp.#.........       132,847
      11,000   NGK Spark Plug Co. Ltd. ...       237,954
     419,600   Nissan Motor Co. Ltd.#.....     4,253,665
     433,300   Pirelli & C. SpA#..........       398,176
      49,400   Renault SA#................     4,030,614
     171,600   TI Automotive Ltd.(a)......             0
     144,500   Toyota Motor Corp. ........     7,502,036

Shares                                         Value
--------------------------------------------------------
      31,667   Volkswagen AG#.............  $  1,672,878
      27,494   Volvo AB Class B#..........     1,296,560
      32,000   Yokohama Rubber Co. Ltd. ..       187,581
                                            ------------
                                              32,362,035
                                            ------------
BANKING -- 16.5%
     242,099   ABN AMRO Holding NV........     6,333,062
      53,257   Anglo Irish Bank Corp.
               PLC........................       808,518
      28,501   Australia & New Zealand
               Banking Group Ltd. ........       501,130
     125,144   Banca Intesa SpA#..........       663,175
      34,833   Banco Bilbao Vizcaya
               Argentaria SA..............       622,038
      25,000   Bank of Nova Scotia........       989,322
      49,000   Bank of Yokohama Ltd. .....       401,128
     484,606   Barclays PLC...............     5,088,824
      42,603   BNP Paribas#...............     3,448,290
      93,500   BOC Hong Kong (Holdings)
               Ltd.#......................       180,282
      27,356   Commonwealth Bank of
               Australia#.................       858,566
      97,557   Credit Agricole SA.........     3,074,173
     169,418   Credit Suisse Group........     8,632,272
     261,000   DBS Group Holdings Ltd. ...     2,589,441
     103,220   Depfa Bank PLC.............     1,526,692
      27,500   Deutsche Bank AG#..........     2,667,114
       9,800   Dexia......................       226,185
      41,000   ForeningsSparbanken AB.....     1,117,750
      63,000   Fortis.....................     2,006,118
       4,100   Hang Seng Bank Ltd. .......        53,566
     322,777   HBOS PLC...................     5,508,575
      85,524   HSBC Holdings PLC..........     1,371,378
       5,337   HSBC Holdings PLC..........        85,628
      21,533   KBC Groupe SA..............     2,005,526
      47,000   Kiyo Bank Ltd. ............       136,359
     294,527   Lloyds TSB Group PLC.......     2,472,733
         533   Mitsubishi Tokyo Financial
               Group, Inc. ...............     7,234,476

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
         176   Mizuho Financial Group,
               Inc. ......................  $  1,397,489
      19,809   National Australia Bank
               Ltd.#......................       471,186
     353,300   Nordea Bank AB.............     3,670,291
      32,000   Overseas-Chinese Banking
               Corp. Ltd. ................       128,916
          86   Resona Holdings, Inc.*.....       346,539
     131,800   Royal Bank of Scotland
               Group PLC..................     3,975,392
      43,768   Societe Generale#..........     5,385,143
       3,631   St George Bank Ltd.#.......        79,065
         928   Sumitomo Mitsui Financial
               Group, Inc. ...............     9,840,516
      13,551   Suncorp-Metway Ltd. .......       199,467
      20,000   The Chiba Bank Ltd. .......       167,798
      43,000   The Joyo Bank Ltd. ........       256,074
      14,000   The Sumitomo Trust and
               Banking Co. Ltd. ..........       143,112
       3,100   UBS AG.....................       294,924
     168,500   UniCredito Italiano SpA....     1,157,319
      22,000   United Overseas Bank
               Ltd. ......................       193,133
      37,478   Westpac Banking Corp. .....       625,954
      65,500   Wing Hang Bank Ltd.#.......       471,384
      58,100   Wing Lung Bank Ltd. .......       449,601
                                            ------------
                                              89,855,624
                                            ------------
BUILDING & CONSTRUCTION -- 1.5%
      48,600   Berkeley Group Holdings
               PLC*.......................       927,978
      14,186   Boral Ltd. ................        84,359
      21,100   Bouygues#..................     1,031,947
      14,200   Buzzi Unicem SpA...........       222,303
      10,000   Central Glass Co. Ltd. ....        55,395
      32,930   Compagnie de Saint Gobain
               SA#........................     1,959,534
      50,416   CSR Ltd. ..................       128,805

Shares                                         Value
--------------------------------------------------------
      24,000   Daiwa House Industry Co.
               Ltd. ......................  $    375,433
      16,845   Downer EDI Ltd. ...........        88,793
       4,040   Eiffage....................       436,794
      17,996   James Hardie Industries
               NV.........................       118,906
       5,000   JGC Corp. .................        95,224
      10,042   Leighton Holdings Ltd.#....       131,817
      19,000   Maeda Road Construction Co.
               Ltd. ......................       139,099
      43,000   Obayashi Corp. ............       316,992
      26,283   Rinker Group Ltd. .........       317,414
      13,000   Sekisui Chemical Co.
               Ltd. ......................        88,005
      36,000   SembCorp Industries
               Ltd. ......................        59,311
      50,000   Taiheiyo Cement Corp.#.....       203,173
     222,700   Taylor Woodrow PLC.........     1,456,339
                                            ------------
                                               8,237,621
                                            ------------
BUSINESS SERVICES & SUPPLIES -- 1.2%
     106,500   Canon, Inc.#...............     6,233,882
      20,000   Ricoh Co. Ltd. ............       350,356
                                            ------------
                                               6,584,238
                                            ------------
CHEMICALS -- 2.6%
      31,900   Akzo Nobel NV..............     1,478,930
      62,000   Asahi Kasei Corp.#.........       419,715
      15,651   BASF AG....................     1,199,329
      39,400   Bayer AG...................     1,646,542
      55,000   Denki Kagaku Kogyo
               Kabushiki Kaisha#..........       243,086
      30,200   DSM NV.....................     1,233,818
       8,700   Hitachi Chemical Co.
               Ltd.#......................       230,268
     342,378   Imperial Chemical
               Industries PLC.............     1,953,581
      74,500   JSR Corp. .................     1,959,196
      28,000   Mitsubishi Chemical
               Holdings Corp.*............       176,485
      26,000   Mitsubishi Gas Chemical
               Co., Inc. .................       245,928

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
     224,000   Mitsui Chemicals, Inc. ....  $  1,506,888
      24,000   Nippon Paint Co. Ltd. .....       107,092
       6,000   Nippon Shokubai Co. .......        67,950
      31,000   Nippon Soda Co. Ltd. ......       105,718
       6,000   Nippon Zeon Co. Ltd. ......        79,403
       6,000   Nissan Chemical Industries,
               Ltd. ......................        85,409
       1,300   Nitto Denko Corp. .........       101,349
       7,800   Shin-Etsu Chemical Co.
               Ltd. ......................       414,880
      14,000   Taiyo Nippon Sanso
               Corp. .....................        93,587
      25,000   Toagosei Co. Ltd. .........       136,367
       6,000   Tokuyama Corp. ............        77,112
      20,000   Tosoh Corp. ...............        87,886
      16,916   Yara International ASA.....       246,379
                                            ------------
                                              13,896,898
                                            ------------
COMMERCIAL SERVICES -- 0.3%
      15,136   Brambles Industries
               Ltd.#......................       112,454
      19,000   Dai Nippon Printing Co.
               Ltd. ......................       338,480
     276,546   Hays PLC...................       596,484
      15,000   Kamigumi Co. Ltd. .........       133,229
       7,128   Randstad Holding NV........       309,699
                                            ------------
                                               1,490,346
                                            ------------
COMPUTERS & INFORMATION -- 0.4%
      16,169   Cap Gemini SA#*............       649,286
       6,500   CSK Corp. .................       324,779
      35,000   Fujitsu Ltd. ..............       266,627
       1,600   Itochu Techno Science
               Corp. .....................        76,688
      16,400   TDK Corp. .................     1,131,083
                                            ------------
                                               2,448,463
                                            ------------
COSMETICS & PERSONAL CARE -- 0.1%
      84,000   Bonjour Holdings Ltd. .....        20,043
       3,900   Christian Dior.............       346,840
                                            ------------
                                                 366,883
                                            ------------

Shares                                         Value
--------------------------------------------------------
DISTRIBUTION & WHOLESALE -- 1.1%
      44,843   Buhrmann NV................  $    660,071
      25,000   Esprit Holdings Ltd. ......       177,661
      19,530   Inchcape PLC...............       765,623
     281,000   Itochu Corp. ..............     2,345,640
      42,000   Li & Fung Ltd. ............        80,982
      55,000   Marubeni Corp.#............       295,343
      21,400   Mitsubishi Corp. ..........       473,821
      28,000   Mitsui & Co. Ltd.#.........       359,857
      53,000   Sumitomo Corp.#............       685,655
                                            ------------
                                               5,844,653
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.1%
       2,400   Acom Co. Ltd. .............       154,326
       4,106   Babcock & Brown Ltd. ......        51,697
     166,000   Daiwa Securities Group,
               Inc.#......................     1,882,779
      28,000   JCG Holdings Ltd. .........        29,432
     519,292   Macquarie Airports#........     1,208,526
       4,879   Macquarie Bank Ltd. .......       244,108
      59,283   Macquarie Infrastructure
               Group#.....................       154,941
      23,049   Man Group PLC..............       756,611
      17,300   Manulife Financial
               Corp.#.....................     1,012,969
     112,000   Nikko Cordial Corp.#.......     1,774,822
     220,600   Nomura Holdings, Inc. .....     4,229,352
      17,400   Orix Corp.#................     4,435,612
       2,500   Promise Co. Ltd. ..........       166,483
     180,400   Sampo Oyj..................     3,144,629
      21,300   Sanyo Shinoan Finance Co.
               Ltd. ......................     1,528,656
      17,700   Swire Pacific Ltd. ........       158,656
       1,900   Takefuji Corp. ............       129,106
     268,571   Tomkins PLC................     1,383,585
                                            ------------
                                              22,446,290
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
DIVERSIFIED OPERATIONS -- 0.1%
      38,000   Hutchison Whampoa Ltd. ....  $    362,183
      12,000   Keppel Corp. Ltd.#.........        79,370
      17,000   The Wharf (Holdings)
               Ltd. ......................        60,185
                                            ------------
                                                 501,738
                                            ------------
ELECTRICAL EQUIPMENT -- 0.8%
       8,200   Casio Computer Co. Ltd.#...       137,316
     186,000   Hitachi Ltd.#..............     1,254,411
      56,000   Mitsubishi Electric
               Corp. .....................       396,674
     129,000   Sharp Corp. ...............     1,963,234
      16,000   Sumitomo Electric
               Industries Ltd. ...........       243,095
     103,000   Toshiba Corp.#.............       615,134
                                            ------------
                                               4,609,864
                                            ------------
ELECTRONICS -- 1.1%
       2,400   Advantest Corp. ...........       242,077
      14,200   Alps Electric Co.#.........       197,918
      21,600   Elec & Eltek International
               Co. Ltd. ..................        50,544
      28,900   Epcos AG#*.................       378,511
       2,400   Fanuc Ltd. ................       203,800
      50,000   Flextronics International
               Ltd.*......................       522,000
       6,400   Hosiden Corp. .............        78,453
       4,200   Ibiden Co. Ltd.#...........       225,178
       5,100   Keyence Corp. .............     1,451,518
       3,800   Kyocera Corp. .............       277,231
       1,500   Murata Manufacturing Co.
               Ltd. ......................        96,200
      35,000   NEC Corp. .................       217,933
      37,500   Secom Co. Ltd. ............     1,962,801
                                            ------------
                                               5,904,164
                                            ------------
ENTERTAINMENT & LEISURE -- 1.1%
      10,015   Aristocrat Leisure Ltd.#...        90,583
      21,173   Carnival PLC...............     1,200,836
     169,200   First Choice Holidays
               PLC........................       726,989

Shares                                         Value
--------------------------------------------------------
      69,997   Gestevision Telecinco
               SA#*.......................  $  1,767,224
      16,435   Greek Organisation of
               Football Prognostics SA....       566,354
      11,800   Sankyo Co. Ltd.(a).........       683,695
      20,600   Sega Sammy Holdings,
               Inc.#......................       690,278
       2,920   TABCORP Holdings Ltd. .....        33,378
      10,400   Yamaha Motor Co. Ltd.#.....       271,734
                                            ------------
                                               6,031,071
                                            ------------
FOOD, BEVERAGE & TOBACCO -- 5.6%
      33,700   Altadis SA.................     1,529,257
     198,244   British American Tobacco
               PLC........................     4,429,257
      22,680   Burns Philp & Co. Ltd.*....        18,316
      61,985   C&C Group PLC..............       393,438
      13,700   Casino Guichard-Perrachon
               et Compagnie SA#...........       912,574
      38,146   Delhaize Group.............     2,493,521
      34,098   Foster's Group Ltd. .......       139,684
      81,046   Imperial Tobacco Group
               PLC........................     2,419,462
     732,400   J Sainsbury PLC............     3,968,176
         200   Japan Tobacco, Inc. .......     2,918,222
       7,000   Kikkoman Corp. ............        67,993
       8,000   Kirin Brewery Co.#.........        93,315
       2,274   Lion Nathan Ltd.#..........        12,755
      27,000   Meiji Seika Kaisha Ltd. ...       143,612
      25,200   Metro AG#..................     1,217,547
       7,044   Nestle SA..................     2,105,245
      19,457   Orkla ASA..................       806,177
      64,400   SABMiller PLC..............     1,174,326
      30,000   Snow Brand Milk Products
               Co. Ltd.#*.................       130,302
     238,000   Tate & Lyle PLC............     2,302,888
      14,000   The Nisshin Oillio Group
               Ltd. ......................        96,200
      10,000   Toyo Suisan Kaisha Ltd. ...       161,520
       8,372   Unilever NV................       573,532
     103,406   Unilever PLC...............     1,024,549

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
     320,600   WM Morrison Supermarkets
               PLC........................  $  1,066,184
      15,764   Woolworths Ltd. ...........       195,007
                                            ------------
                                              30,393,059
                                            ------------
FOREST PRODUCTS & PAPER -- 0.1%
      84,000   Rengo Co. Ltd.#............       508,789
                                            ------------
                                                 508,789
                                            ------------
HEALTH CARE -- 0.4%
      14,300   Fresenius Medical Care
               AG#........................     1,507,131
       6,200   Hoya Corp. ................       223,006
      10,852   Resmed, Inc.*..............        41,827
       4,512   Sonic Healthcare Ltd. .....        49,025
       4,800   Terumo Corp. ..............       142,111
                                            ------------
                                               1,963,100
                                            ------------
HOTELS & RESTAURANTS -- 0.3%
     117,520   Intercontinental Hotels
               Group PLC..................     1,695,587
      40,000   Shangri-La Asia Ltd.#......        66,808
                                            ------------
                                               1,762,395
                                            ------------
HOUSEHOLD PRODUCTS -- 1.3%
     155,000   Matsushita Electric
               Industrial Co. Ltd. .......     2,991,390
      36,079   Pacific Brands Ltd.#.......        70,456
      73,200   Pioneer Corp.#.............     1,015,908
      34,386   Reckitt Benckiser PLC......     1,134,672
      12,700   Sony Corp. ................       519,291
      50,500   Thomson#...................     1,058,497
       9,400   Yamaha Corp.#..............       156,374
                                            ------------
                                               6,946,588
                                            ------------
INDUSTRIAL MACHINERY -- 1.6%
      43,000   Amada Co. Ltd. ............       379,369
      25,598   Atlas Copco AB.............       570,535
      21,000   Fuji Electric Holdings Co.
               Ltd. ......................       111,342
      38,000   Komatsu Ltd. ..............       628,928

Shares                                         Value
--------------------------------------------------------
      59,000   Kubota Corp.#..............  $    496,004
      13,000   Makino Milling Machine Co.
               Ltd.#......................       143,366
      17,000   Makita Corp. ..............       418,222
      52,057   MAN AG#....................     2,778,997
       2,900   Nidec Corp. ...............       246,751
      33,000   NSK Ltd.#..................       225,636
     319,000   Sumitomo Heavy Industries
               Ltd. ......................     2,679,080
      23,000   Techtronic Industries Co.
               Ltd.#......................        54,730
                                            ------------
                                               8,732,960
                                            ------------
INSURANCE -- 8.4%
     110,941   Aegon NV...................     1,806,424
      40,000   Aioi Insurance Co. Ltd. ...       278,249
      22,419   Allianz AG Holding.........     3,396,625
       8,278   AMP Ltd. ..................        46,734
      59,900   Assicurazioni Generali
               SpA#.......................     2,093,959
      29,800   Assurance Generale de
               France#....................     2,953,702
     237,044   Aviva PLC..................     2,872,140
     557,000   Friends Provident PLC......     1,814,061
     345,843   ING Groep NV...............    11,999,735
      21,020   Insurance Australia Group
               Ltd. ......................        83,641
         194   Millea Holdings, Inc. .....     3,340,855
      16,000   Mitsui Sumitomo Insurance
               Co. Ltd. ..................       195,860
      33,700   Muenchener
               Rueckversicherungs-
               Gesellschaft AG............     4,564,624
      23,631   Promina Group Ltd. ........        83,968
     204,100   Prudential PLC.............     1,929,271
      23,236   QBE Insurance Group Ltd. ..       334,351
     591,000   Royal & Sun Alliance
               Insurance Group PLC........     1,277,271
       5,000   Sompo Japan Insurance,
               Inc. ......................        67,654

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      11,200   Swiss Reinsurance..........  $    819,377
      33,700   T&D Holdings, Inc. ........     2,235,612
      17,952   Zurich Financial Services
               AG*........................     3,822,624
                                            ------------
                                              46,016,737
                                            ------------
INTERNET SERVICES & APPLICATIONS -- 0.1%
       6,000   Matsui Securities Co.
               Ltd. ......................        83,322
       6,300   Softbank Corp.#............       266,152
                                            ------------
                                                 349,474
                                            ------------
MANUFACTURING -- 0.6%
       4,523   Ansell Ltd. ...............        36,692
       4,700   Fuji Photo Film Co.
               Ltd. ......................       155,497
      42,164   Futuris Corp. Ltd. ........        60,052
      38,000   Kawasaki Heavy Industries
               Ltd.#......................       138,616
       6,000   Nikon Corp.#...............        94,723
      33,800   Siemens AG#................     2,897,879
       2,421   Wesfarmers Ltd. ...........        65,710
                                            ------------
                                               3,449,169
                                            ------------
METALS & MINING -- 6.2%
     470,300   Alumina Ltd. ..............     2,561,910
      11,549   Anglo American PLC.........       392,806
     236,468   Arcelor#...................     5,866,532
     133,059   BHP Billiton Ltd. .........     2,222,341
      30,800   BHP Billiton PLC...........       502,612
     194,422   Bluescope Steel Ltd.#......       994,863
     535,933   Corus Group PLC............       543,438
     101,800   JFE Holdings, Inc.#........     3,419,817
     756,000   Kobe Steel Ltd. ...........     2,449,881
      48,000   Mitsubishi Materials
               Corp.#.....................       245,538
      38,000   Mitsui Mining & Smelting
               Co. Ltd. ..................       238,870
       2,491   Newcrest Mining Ltd. ......        44,439
     206,000   Nippon Steel Corp. ........       733,967
      53,000   Nisshin Steel Co. Ltd. ....       171,301

Shares                                         Value
--------------------------------------------------------
      20,053   OneSteel Ltd. .............  $     49,318
       7,561   Rio Tinto Ltd.#............       383,013
      91,645   Rio Tinto PLC..............     4,181,776
       8,739   Salzgitter AG..............       472,005
      34,600   SKF AB Class B.............       485,796
     727,000   Sumitomo Metal Industries
               Ltd. ......................     2,799,949
      12,000   Sumitomo Metal Mining Co.
               Ltd.#......................       148,524
      32,400   Teck Cominco Ltd. Class
               B..........................     1,724,276
       1,524   Vallourec SA...............       839,195
      95,450   Xstrata PLC#...............     2,231,014
      30,200   Zinifex Ltd. ..............       152,539
                                            ------------
                                              33,855,720
                                            ------------
MULTIMEDIA -- 1.0%
     213,200   ITV PLC....................       412,218
       3,696   Publishing & Broadcasting
               Ltd. ......................        44,717
      32,000   Singapore Press Holdings
               Ltd. ......................        82,737
     102,000   Trinity Mirror PLC.........     1,004,482
      64,784   United Business Media PLC..       709,243
      80,985   Vivendi Universal SA#......     2,537,579
      15,800   VNU NV.....................       524,077
                                            ------------
                                               5,315,053
                                            ------------
OIL & GAS -- 10.2%
     743,507   BP PLC.....................     7,909,758
       2,212   Caltex Australia Ltd. .....        31,472
      64,600   Canadian Natural Resources
               Ltd. ......................     3,193,017
     331,018   ENI SpA#...................     9,184,361
          10   INPEX Corp. ...............        89,074
     294,000   Nippon Mining Holdings,
               Inc. ......................     2,092,518
       2,880   Norsk Hydro ASA............       295,868
      45,160   Oil Search Ltd. ...........       122,339

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      62,000   OMV AG.....................  $  3,634,310
     317,071   Repsol YPF#................     9,262,979
     235,555   Royal Dutch Shell PLC......     7,191,182
     115,995   Royal Dutch Shell PLC Class
               B..........................     3,704,012
      21,168   Santos Ltd. ...............       190,371
      17,000   Showa Shell Sekiyu KK#.....       203,054
      31,944   Total SA#..................     8,027,119
      10,531   Woodside Petroleum Ltd. ...       302,991
                                            ------------
                                              55,434,425
                                            ------------
PHARMACEUTICALS -- 6.8%
      54,600   Alliance Unichem PLC.......       751,175
      14,600   Altana AG#.................       795,309
       5,800   Astellas Pharma, Inc.#.....       226,332
      53,873   AstraZeneca PLC............     2,619,338
       3,336   CSL Ltd. ..................       104,088
       6,300   Eisai Co. Ltd. ............       264,549
     472,490   GlaxoSmithKline PLC........    11,928,941
     101,207   Novartis AG................     5,314,532
       3,500   Ono Pharmaceuticals Co.
               Ltd.#......................       158,254
      19,178   Roche Holding AG...........     2,877,539
      90,891   Sanofi-Aventis.............     7,964,850
       6,300   Santen Pharmaceutical Co.
               Ltd. ......................       174,228
      39,021   Schering AG................     2,615,410
       5,000   Taisho Pharmaceutical Co.
               Ltd. ......................        93,739
      17,900   Takeda Pharmaceutical Co.
               Ltd. ......................       968,799
      17,000   Tanabe Seiyaku Co. Ltd. ...       165,270
                                            ------------
                                              37,022,353
                                            ------------
REAL ESTATE -- 2.2%
      22,000   Capitaland Ltd. ...........        45,505
      28,000   CapitaMall Trust...........        37,713
      27,000   Cheung Kong Holdings Ltd...       277,363

Shares                                         Value
--------------------------------------------------------
      31,000   City Developments Ltd......  $    162,167
       9,000   Daiwa Kosho Lease Co.
               Ltd........................        53,215
      28,433   DB RREEF Trust#............        29,015
      15,368   Fadesa Inmobiliaria SA.....       506,654
     104,546   Far East Consortium
               International Ltd..........        38,091
      61,524   General Property Trust.....       185,188
       9,000   Great Eagle Holdings
               Ltd........................        25,189
      28,000   Hang Lung Properties Ltd...        43,696
      11,000   Henderson Land Development
               Co. Ltd.#..................        51,783
      22,000   Hysan Development Co.
               Ltd........................        54,478
      27,000   Keppel Land Ltd............        59,419
      30,500   Kerry Properties Ltd.......        80,837
     139,690   Land Securities Group PLC..     3,992,501
       3,300   Leopalace21 Corp...........       119,817
      42,793   Macquarie Goodman Group#...       150,171
      14,019   Mirvac Group REIT#.........        42,403
     216,000   Mitsubishi Estate Co.
               Ltd.#......................     4,489,311
       9,000   Mitsui Fudosan Co. Ltd.
               REIT.......................       182,856
      67,000   New World Develepmont
               Co.#.......................        92,461
          24   NTT Urban Development Corp.
               REIT.......................       159,009
      14,102   Stockland REIT.............        67,294
      11,000   Sumitomo Realty &
               Development Co. Ltd.#......       239,354
      13,000   Sun Hung Kai Properties
               Ltd.#......................       127,006
      10,000   Tokyo Tatemono Co.#........        99,678
      26,547   Westfield Group#...........       353,929
          50   Westfield Group*...........           660
      16,000   Wheelock and Co. Ltd.......        26,104
                                            ------------
                                              11,792,867
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
RETAIL -- 4.1%
       5,900   Aeon Co. Ltd...............  $    150,151
       4,500   Aoyama Trading Co. Ltd.....       152,316
       3,800   Autobacs Seven Co. Ltd.....       199,542
      38,400   Circle K Sunkus Co. Ltd....       977,265
      16,889   Coles Myer Ltd.............       126,595
      23,969   Compagnie Financiere
               Richmont AG................     1,042,646
       6,000   Daimaru, Inc...............        86,631
       3,600   FamilyMart Co. Ltd.........       121,853
      26,800   Fast Retailing Co. Ltd.#...     2,621,344
      26,000   Hankyu Department Stores,
               Inc.#......................       227,180
      36,255   Industria de Diseno Textil
               SA.........................     1,182,809
      27,000   KarstadtQuelle AG *........       410,219
      85,100   Kesa Electricals PLC.......       380,269
     377,100   Kingfisher PLC.............     1,537,624
      36,000   Lifestyle International
               Holdings Ltd...............        50,145
      85,100   Marui Co. Ltd..............     1,671,246
     228,700   Mitchells & Butlers PLC....     1,642,971
      15,672   PPR SA#....................     1,765,868
      98,300   Punch Taverns PLC..........     1,434,329
      95,180   Seven & I Holdings Co.
               Ltd.*......................     4,077,528
       4,500   Shimachu Co. Ltd...........       136,664
      10,000   UNY Co. Ltd................       157,872
      87,942   Whitbread PLC..............     1,434,333
     931,000   Woolworths Group PLC.......       620,024
       2,200   Yamada Denki Co.#..........       275,467
                                            ------------
                                              22,482,891
                                            ------------
SEMICONDUCTORS -- 0.8%
      34,030   ASML Holding NV*...........       681,042
      50,000   Infineon Technologies
               AG#*.......................       457,693
      18,700   Micronas Semiconductor
               Holding AG*................       618,617
       1,800   Rohm Co. Ltd...............       195,911

Shares                                         Value
--------------------------------------------------------
       1,800   Shinko Electric Industries
               Co. Ltd....................  $    136,206
      55,000   STATS ChipPAC Ltd.*........        36,709
       4,300   Sumco Corp.*...............       225,797
      28,700   Tokyo Electron Ltd.........     1,804,097
                                            ------------
                                               4,156,072
                                            ------------
SOFTWARE -- 0.5%
      14,798   Business Objects SA*.......       599,139
      12,902   SAP AG#....................     2,340,062
                                            ------------
                                               2,939,201
                                            ------------
TELECOMMUNICATIONS -- 7.6%
     147,900   Alcatel#*..................     1,833,749
     255,500   Cable & Wireless PLC.......       523,645
      32,000   Foxconn International
               Holdings Ltd.*.............        51,383
      95,788   France Telecom SA#.........     2,380,941
      89,900   Hellenic Telecommunication
               Organisation*..............     1,916,272
          48   KDDI Corp..................       276,892
         113   Nippon Telegraph &
               Telephone Corp.............       513,811
     129,251   Nokia OYJ..................     2,364,762
      35,500   Nokia OYJ (ADR)............       649,650
         748   NTT Data Corp.#............     3,724,771
       1,260   NTT DoCoMo, Inc.#..........     1,923,990
     261,537   O2 PLC.....................       888,868
     475,239   Royal KPN NV...............     4,766,729
      97,200   Royal Philips Electronics
               NV.........................     3,021,486
      70,800   SES Global.................     1,240,014
   1,962,000   Singapore
               Telecommunications Ltd.....     3,079,081
      17,096   Tandberg Television ASA*...       226,191
      36,490   Telecom Corp. of New
               Zealand Ltd................       150,103
     817,744   Telefon AB LM Ericsson.....     2,811,143
     202,293   Telefonica SA..............     3,044,749

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      27,362   Telekom Austria AG.........  $    615,639
      82,758   Telenor ASA................       812,772
      19,606   Telstra Corp. Ltd.#........        56,567
      22,400   TELUS Corp.................       896,615
   1,601,653   Vodafone Group PLC.........     3,457,949
                                            ------------
                                              41,227,772
                                            ------------
TRANSPORTATION -- 1.3%
          24   A P Moeller -- Maersk
               Group......................       248,413
          21   Central Japan Railway Co...       201,306
      19,587   Deutsche Post AG#..........       475,032
         717   East Japan Railway Co......     4,932,872
      16,000   Fukuyama Transporting Co.
               Ltd........................        63,522
      28,000   Kawasaki Kisen Kaisha
               Ltd.#......................       175,772
      29,000   Mitsui OSK Lines Ltd.#.....       253,147
      41,000   MTR Corp. Ltd..............        80,905
      23,000   Neptune Orient Lines
               Ltd........................        46,467
      31,000   Nippon Express Co. Ltd.#...       189,082
      23,000   Nippon Yusen Kabushiki
               Kaisha#....................       157,652
          40   West Japan Railway Co......       166,950
       5,000   Yamato Transport Co.
               Ltd........................        82,966
                                            ------------
                                               7,074,086
                                            ------------
UTILITIES-ELECTRIC -- 4.1%
       8,900   Chubu Electric Power Co.,
               Inc.                              212,156
       9,600   Chugoku Electric Power
               Co.........................       186,088
      16,500   CLP Holdings Ltd...........        95,656
      58,088   E.ON AG....................     6,011,366
       2,800   Electric Power Development
               Co. Ltd....................        96,200
     107,900   Endesa SA#.................     2,839,164

Shares                                         Value
--------------------------------------------------------
     285,331   Enel SpA...................  $  2,241,893
     411,541   Energias de Portugal SA....     1,267,102
       6,000   Hong Kong Electric Holdings
               Ltd........................        29,754
     384,000   International Power PLC*...     1,580,608
      13,200   Kansai Electric Power Co.,
               Inc........................       283,865
     110,136   National Grid PLC..........     1,076,087
      34,030   RWE AG.....................     2,520,660
      92,000   The Tokyo Electric Power
               Co., Inc...................     2,236,003
       6,200   Tohoku Electric Power Co.,
               Inc........................       126,230
      35,500   Union Fenosa SA#...........     1,321,289
                                            ------------
                                              22,124,121
                                            ------------
UTILITIES-GAS -- 0.3%
       3,678   Australian Gas Light Co.
               Ltd........................        46,417
      77,000   Hong Kong & China Gas
               Ltd........................       163,860
     291,000   Tokyo Gas Co. Ltd.#........     1,293,553
                                            ------------
                                               1,503,830
                                            ------------
UTILITIES-WATER -- 0.6%
      89,719   Suez SA#...................     2,794,250
      41,300   United Utilities PLC#......       476,277
                                            ------------
                                               3,270,527
                                            ------------
TOTAL COMMON STOCKS
  (Cost $472,333,819).....................   561,799,284
                                            ------------
PREFERRED STOCKS -- 0.1%
HEALTH CARE -- 0.1%
       2,351   Fresenius Medical Care AG..       319,192
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $305,933).........................       319,192
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005
(continued)

Principal
Amount                                         Value
--------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.0%
               Federal Republic of Germany
      23,079   4.500%, 08/18/06(b)         $      27,902
       2,149   6.000%, 02/16/06(b)                 2,673
                                           -------------
               Republic of France
         712   1.600%, 07/25/15(b)                   869
           9   3.000%, 07/25/09(b)                    11
         123   5.500%, 04/25/29(b)                   193
                                           -------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $31,648).........................         31,648
                                           -------------
SHORT-TERM INVESTMENTS -- 21.5%
MUTUAL FUNDS -- 21.5%
   8,743,710   Goldman Sachs Prime
               Obligations Fund
               4.164%(d).................      8,743,710
$108,189,315   State Street Navigator
               Securities Lending Prime
               Portfolio
               4.280%(c)(d)(e)...........    108,189,315
                                           -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $116,933,025)....................    116,933,025
                                           -------------
TOTAL INVESTMENTS -- 124.8%
  (Cost $589,604,425)....................    679,083,149
                                           -------------
  Liabilities in excess of other
  assets -- (24.8)%......................   (134,517,227)
                                           -------------
TOTAL NET ASSETS -- 100.0%...............  $ 544,565,922
                                           =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*  --  Non-income producing security.
#  --  Represents security, or portion thereof, on loan as of December 31, 2005.
(a) -- Represents a security which is fair-valued.
(b) -- Represents security received, in lieu of cash, for securities on loan.
(c) -- Represents security purchased with cash collateral received for securities on loan.
(d) -- Rate quoted represents the seven day yield of the Fund.
(e) -- Indicates an affiliated issuer.

SECURITY ABBREVIATIONS:
ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

Investments by Country
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2005

                            Percentage of
COUNTRY                      Net Assets
-----------------------------------------
Japan                            23.1%
United States                    17.2
United Kingdom                   16.8
France                            8.1
Germany                           6.9
Netherlands                       6.8
Switzerland                       4.1
Spain                             3.3
Italy                             2.3
Australia                         2.2
Sweden                            1.5
Canada                            1.1
Singapore                         1.1
Luxembourg                        1.0

                            Percentage of
COUNTRY                      Net Assets
-----------------------------------------
Belgium                           1.0
Finland                           0.9
Austria                           0.6
Hong Kong                         0.5
Ireland                           0.4
Greece                            0.4
Norway                            0.4
Portugal                          0.2
China                             0.1
Denmark                           0.0*
New Zealand                       0.0*
Papua N. Guinea                   0.0*
                                -----
  TOTAL                         100.0%
                                =====

                                            *  Percentage is less than 0.1%

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005


Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 101.9%
ADVERTISING -- 0.1%
       1,797   Advo, Inc.#...............  $      50,639
       2,826   Catalina Marketing
               Corp. ....................         71,639
       1,100   FTD Group, Inc.#*.........         11,429
       1,100   Greenfield Online,
               Inc.#*....................          6,446
       3,414   Harte-Hanks, Inc. ........         90,096
       5,000   Lamar Advertising Co.*....        230,700
       1,328   Marchex, Inc. Class B#*...         29,867
       1,565   RH Donnelley Corp.*.......         96,435
       1,176   Valuevision Media,
               Inc.*.....................         14,818
       1,765   Ventiv Health, Inc.*......         41,689
                                           -------------
                                                 643,758
                                           -------------
AEROSPACE & DEFENSE -- 0.5%
       2,105   AAR Corp.#*...............         50,415
      10,219   Alliant Techsystems,
               Inc.#*....................        778,381
         600   ARGON ST, Inc.*...........         18,588
       2,084   Armor Holdings, Inc.#*....         88,883
       3,241   BE Aerospace, Inc.*.......         71,302
       1,319   Curtiss-Wright Corp. .....         72,017
       1,525   DRS Technologies, Inc.#...         78,416
         885   EDO Corp.#................         23,948
       2,490   Engineered Support
               Systems, Inc. ............        103,684
       1,380   Esterline Technologies
               Corp.*....................         51,322
       3,475   GenCorp, Inc.#*...........         61,681
       1,365   Heico Corp.#..............         35,326
      29,169   Herley Industries,
               Inc.*.....................        481,580
         831   Innovative Solutions &
               Support, Inc.#*...........         10,620
       1,200   K&F Industries Holdings,
               Inc.#*....................         18,432
       1,292   Kaman Corp. ..............         25,439
       1,990   Moog, Inc.*...............         56,476
         400   MTC Technologies,
               Inc.#*....................         10,952


Shares                                         Value
--------------------------------------------------------
       3,352   Orbital Sciences
               Corp.#*...................  $      43,040
         435   Sequa Corp.*..............         30,037
       1,915   Teledyne Technologies,
               Inc.*.....................         55,727
         933   Triumph Group, Inc.*......         34,157
         639   United Industrial
               Corp.#....................         26,435
                                           -------------
                                               2,226,858
                                           -------------
AIRLINES -- 2.6%
       5,335   Airtran Holdings,
               Inc.#*....................         85,520
       1,663   Alaska Air Group, Inc.*...         59,402
      10,635   AMR Corp.#*...............        236,416
     144,791   Continental Airlines, Inc.
               Class B#*.................      3,084,048
       2,039   ExpressJet Holdings,
               Inc.#*....................         16,496
       2,269   Frontier Airlines,
               Inc.#*....................         20,966
     275,696   JetBlue Airways Corp.#*...      4,240,197
         436   MAIR Holdings, Inc.#*.....          2,054
       1,688   Mesa Air Group, Inc.#*....         17,656
       1,242   Pinnacle Airlines
               Corp.#*...................          8,284
         900   Republic Airways Holdings,
               Inc.*.....................         13,680
     153,226   Skywest, Inc.#............      4,115,650
       1,600   World Air Holdings,
               Inc.*.....................         15,392
                                           -------------
                                              11,915,761
                                           -------------
APPAREL & TEXTILES -- 2.2%
         500   Angelica Corp. ...........          8,270
      67,041   Carter's, Inc.#*..........      3,945,363
         491   Cherokee, Inc. ...........         16,886
         955   Columbia Sportswear
               Co.#*.....................         45,582
         510   Deckers Outdoor Corp.#*...         14,086
       1,478   DHB Industries, Inc.#*....          6,607
         800   Dixie Group, Inc.*........         11,024
       1,121   G&K Services, Inc. .......         43,999
       1,107   Guess ?, Inc.#*...........         39,409
      65,443   Gymboree Corp.#*..........      1,531,366

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,189   Hartmarx Corp.#*..........  $       9,286
       1,900   Innovo Group, Inc.#*......          1,957
       7,200   Jones Apparel Group,
               Inc. .....................        221,184
       1,624   K-Swiss, Inc. ............         52,683
       1,721   Kellwood Co.#.............         41,098
       6,430   Liz Claiborne, Inc. ......        230,323
       1,000   Maidenform Brands,
               Inc.#*....................         12,660
         857   Oxford Industries,
               Inc.#.....................         46,878
         741   Perry Ellis International,
               Inc.#*....................         14,079
       1,991   Phillips-Van Heusen
               Corp.#....................         64,508
       3,345   Polo Ralph Lauren
               Corp. ....................        187,788
       6,986   Quiksilver, Inc.#*........         96,686
       2,826   Reebok International
               Ltd.#.....................        164,558
       1,578   Russell Corp. ............         21,240
       1,157   Skechers U.S.A., Inc.*....         17,725
         594   Steven Madden Ltd.*.......         17,363
       2,329   Stride Rite Corp. ........         31,581
       3,200   Timberland Co.*...........        104,160
         379   Unifirst Corp. ...........         11,787
     108,653   Warnaco Group, Inc.*......      2,903,208
          44   Weyco Group, Inc. ........            840
       3,468   Wolverine World Wide,
               Inc. .....................         77,891
                                           -------------
                                               9,992,075
                                           -------------
AUTOMOTIVE -- 0.9%
         900   Accuride Corp.*...........         11,610
       1,366   Aftermarket Technology
               Corp.*....................         26,555
       2,637   American Axle &
               Manufacturing Holdings,
               Inc.#.....................         48,336
       4,273   ArvinMeritor, Inc.#.......         61,488
         806   ASV, Inc.#*...............         20,134
       5,509   Autoliv, Inc.#............        250,219
         594   Bandag, Inc.#.............         25,346
       3,358   BorgWarner, Inc. .........        203,595


Shares                                         Value
--------------------------------------------------------
         600   Commercial Vehicle Group,
               Inc.*.....................  $      11,268
       3,868   Cooper Tire & Rubber
               Co.#......................         59,258
       9,600   Dana Corp.#...............         68,928
       9,000   Goodyear Tire & Rubber
               Co.#*.....................        156,420
       2,328   Hayes Lemmerz
               International, Inc.#*.....          8,195
         763   Keystone Automotive
               Industries, Inc.#*........         24,019
      27,200   Lear Corp.#...............        774,112
      27,000   McLeod U.S.A., Inc.(a)....              0
       2,093   Modine Manufacturing
               Co. ......................         68,211
       3,776   Navistar International
               Corp.#*...................        108,069
         590   Noble International
               Ltd.#.....................         12,296
       4,352   Oshkosh Truck Corp. ......        194,056
         152   R&B, Inc.*................          1,441
         423   Standard Motor Products,
               Inc.#.....................          3,904
         300   Strattec Security
               Corp.*....................         12,126
      33,550   Superior Industries
               International#............        746,823
      41,191   Tenneco Automotive,
               Inc.#*....................        807,755
         900   Titan International,
               Inc. .....................         15,525
       2,677   TRW Automotive Holdings
               Corp.#*...................         70,539
       7,699   Visteon Corp.*............         48,196
       1,854   Wabash National Corp.#....         35,319
                                           -------------
                                               3,873,743
                                           -------------
BANKING -- 6.8%
         703   1st Source Corp. .........         17,680
         820   Alabama National Bancorp..         53,103
       1,356   Amcore Financial, Inc.#...         41,236
         660   AmericanWest Bancorp#*....         15,596
         600   Ameris Bancorp#...........         11,904

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         657   Ames National Corp.#......  $      16,891
         659   Arrow Financial Corp.#....         17,233
       8,093   Associated Banc-Corp......        263,427
         300   Bancfirst Corp. ..........         23,700
       4,596   Bancorpsouth, Inc.#.......        101,434
         400   BancTrust Financial Group,
               Inc. .....................          8,040
         797   Bank of Granite Corp.#....         14,768
       3,041   Bank of Hawaii Corp. .....        156,733
         674   Bank of the Ozarks,
               Inc.#.....................         24,871
       1,700   BankFinancial Corp.*......         24,956
         549   Banner Corp. .............         17,129
       1,442   BOK Financial Corp. ......         65,510
     142,728   Boston Private Financial
               Holdings, Inc.#...........      4,341,786
         500   Camden National Corp.#....         16,440
         850   Capital City Bank Group,
               Inc.#.....................         29,147
         540   Capital Corp. of the
               West......................         17,523
         340   Capital Crossing Bank#*...         11,356
         600   Capitol Bancorp Ltd.#.....         22,464
       1,800   Cardinal Financial
               Corp. ....................         19,800
         937   Cascade Bancorp#..........         21,560
       2,746   Cathay General Bancorp#...         98,691
       3,600   Centennial Bank Holdings,
               Inc.#*....................         44,532
         800   Center Financial Corp. ...         20,128
         726   Central Coast Bancorp*....         17,961
       1,876   Central Pacific Financial
               Corp. ....................         67,386
       1,393   Chemical Financial
               Corp. ....................         44,242
       2,941   Chittenden Corp. .........         81,789
         575   Citizens & Northern
               Corp.#....................         14,729
       2,526   Citizens Banking Corp. ...         70,097
         301   City Bank#................         10,707
         918   City Holding Co. .........         33,002


Shares                                         Value
--------------------------------------------------------
       2,427   City National Corp. ......  $     175,812
         818   Coastal Financial
               Corp.#....................         10,519
         967   CoBiz, Inc.#..............         17,628
       9,008   Colonial BancGroup,
               Inc. .....................        214,571
         162   Colony Bankcorp, Inc. ....          4,047
         400   Columbia Bancorp..........         16,500
       1,007   Columbia Banking System,
               Inc.#.....................         28,750
      10,300   Commerce Bancorp, Inc.#...        354,423
       3,661   Commerce Bancshares,
               Inc. .....................        190,811
         357   Commercial Bankshares,
               Inc.#.....................         12,627
         360   Community Bancorp#*.......         11,380
       1,624   Community Bank System,
               Inc.# ....................         36,621
       1,439   Community Banks, Inc. ....         40,292
         971   Community Trust Bancorp,
               Inc. .....................         29,858
       1,181   Corus Bankshares, Inc.#...         66,455
       3,125   Cullen/Frost Bankers,
               Inc. .....................        167,750
       3,048   CVB Financial Corp.#......         61,905
       3,176   East-West Bancorp,
               Inc. .....................        115,892
         321   Enterprise Financial
               Services Corp.#*..........          7,280
         500   EuroBancshares, Inc.*.....          7,085
         400   Farmers Capital Bank
               Corp.#....................         12,296
         428   Financial Institutions,
               Inc.#.....................          8,397
         727   First Bancorp (North
               Carolina)#................         14,656
       3,962   First Bancorp (Puerto
               Rico).....................         49,168
       1,005   First Busey Corp. ........         20,994
       1,688   First Charter Corp. ......         39,938
         400   First Citizens BancShares,
               Inc. .....................         69,768

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       4,118   First Commonwealth
               Financial Corp.#..........  $      53,246
     114,712   First Community Bancorp,
               Inc.#.....................      6,236,891
         622   First Community
               Bancshares, Inc.# ........         19,382
       2,037   First Financial
               Bancorp#..................         35,688
       1,200   First Financial
               Bankshares, Inc.# ........         42,072
         980   First Financial Corp. ....         26,460
         769   First Indiana Corp. ......         26,438
       1,219   First Merchants Corp.#....         31,694
       2,778   First Midwest Bancorp,
               Inc. .....................         97,397
         450   First Oak Brook
               Bancshares, Inc.#.........         12,578
         129   First Regional
               Bancorp#*.................          8,714
       1,179   First Republic Bank#......         43,635
         321   First South Bancorp,
               Inc.#.....................         11,338
         800   First State
               Bancorporation............         19,192
       5,072   FirstMerit Corp. .........        131,416
       3,122   FNB Corp.
               (Pennsylvania)#...........         54,198
         245   FNB Corp. (Virginia)#.....          7,514
       4,012   Fremont General Corp.#....         93,199
       1,305   Frontier Financial
               Corp. ....................         41,760
       9,463   Fulton Financial Corp. ...        166,549
         875   GB&T Bancshares, Inc.#....         18,734
         400   German American Bancorp...          5,264
       1,770   Glacier Bancorp, Inc.#....         53,189
       2,276   Gold Banc Corp., Inc. ....         41,469
         674   Great Southern Bancorp,
               Inc.#.....................         18,609
       3,063   Greater Bay Bancorp#......         78,474
         493   Greene County Bancshares,
               Inc.#.....................         13,488
       1,462   Hancock Holding Co.#......         55,278
       2,592   Hanmi Financial Corp.#....         46,293


Shares                                         Value
--------------------------------------------------------
       1,775   Harleysville National
               Corp.#....................  $      33,903
         600   Heartland Financial USA,
               Inc.#.....................         13,020
         605   Heritage Commerce Corp.*..         13,008
       2,758   Hudson United Bancorp#....        114,953
         625   IBERIABANK Corp. .........         31,881
         849   Independent Bank Corp.
               (Massachusetts)...........         24,222
       1,276   Independent Bank Corp.
               (Michigan)................         34,746
         980   Integra Bank Corp.#.......         20,913
       1,219   Interchange Financial
               Services Corp. (New
               Jersey)...................         21,028
       2,632   International Bancshares
               Corp. ....................         77,276
       4,033   Investors Financial
               Services Corp.#...........        148,535
       1,138   Irwin Financial Corp.#....         24,376
         727   Lakeland Bancorp, Inc.#...         10,687
         400   Lakeland Financial
               Corp.#....................         16,152
         440   Macatawa Bank Corp. ......         16,007
         964   Main Street Banks,
               Inc. .....................         26,250
         519   MainSource Financial
               Group, Inc.#..............          9,264
      93,557   MB Financial Corp.#.......      3,311,918
         928   MBT Financial Corp.#......         15,034
         525   Mercantile Bank Corp. ....         20,213
       4,691   Mercantile Bankshares
               Corp. ....................        264,760
       1,306   Mid-State Bancshares#.....         34,936
         577   Midwest Banc Holdings,
               Inc. .....................         12,838
       1,200   Nara Bancorp, Inc.#.......         21,336
       2,746   National Penn Bancshares,
               Inc.#.....................         52,311
         400   NBC Capital Corp.#........          9,516

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,805   NBT Bancorp, Inc. ........  $      38,970
         545   Northern Empire
               Bancshares#*..............         12,895
       4,098   Old National Bancorp#.....         88,681
         760   Old Second Bancorp,
               Inc.#.....................         23,233
         582   Omega Financial Corp.#....         16,220
       1,065   Oriental Financial
               Group#....................         13,163
       2,641   Pacific Capital
               Bancorp#..................         93,967
         746   Park National Corp.#......         76,569
         483   Peapack Gladstone
               Financial Corp.#..........         13,476
         339   Pennsylvania Commerce
               Bancorp, Inc.#*...........         10,797
         640   Peoples Bancorp, Inc.#....         18,259
      51,905   Pinnacle Financial
               Partners, Inc.#*..........      1,296,587
         500   Placer Sierra
               Bancshares#...............         13,855
         300   Preferred Bank (Los
               Angeles)#.................         13,350
         551   Premierwest Bancorp#*.....          7,714
         900   PrivateBancorp, Inc. .....         32,013
       1,326   Prosperity Bancshares,
               Inc.#.....................         38,109
       1,816   Provident Bankshares
               Corp. ....................         61,326
       1,837   R-G Financial Corp. Class
               B#........................         24,248
         450   Renasant Corp.#...........         14,234
         571   Republic Bancorp, Inc.
               (Kentucky)#...............         12,248
       4,712   Republic Bancorp, Inc.
               (Michigan)................         56,073
         267   Royal Bancshares of
               Pennsylvania#.............          6,189
       1,676   S&T Bancorp, Inc.#........         61,710
         987   Sandy Spring Bancorp,
               Inc.#.....................         34,427
         427   Santander BanCorp#........         10,726


Shares                                         Value
--------------------------------------------------------
         303   SCBT Financial Corp.#.....  $      10,126
         691   Seacoast Banking Corp. of
               Florida...................         15,858
         406   Security Bank Corp.#......          9,456
         283   Sierra Bancorp#...........          6,450
         773   Signature Bank#*..........         21,698
       1,057   Simmons First National
               Corp.#....................         29,279
       5,786   Sky Financial Group,
               Inc. .....................        160,967
      30,134   South Financial Group,
               Inc.#.....................        829,890
         578   Southside Bancshares,
               Inc.#.....................         11,676
         600   Southwest Bancorp,
               Inc. .....................         12,000
         535   State Bancorp, Inc. ......          8,956
         400   State National Bancshares,
               Inc.*.....................         10,680
       1,203   Sterling Bancorp..........         23,735
       2,921   Sterling Bancshares,
               Inc. .....................         45,100
       1,352   Sterling Financial
               Corp.#....................         26,770
         670   Suffolk Bancorp#..........         22,626
         398   Summit Bancshares,
               Inc. .....................          7,156
         176   Summit Financial Group,
               Inc.#.....................          4,044
         578   Sun Bancorp, Inc.*........         11,416
       2,941   Susquehanna Bancshares,
               Inc. .....................         69,643
       2,084   SVB Financial Group#*.....         97,615
         570   SY Bancorp, Inc. .........         14,261
         300   Taylor Capital Group,
               Inc. .....................         12,120
       7,878   TCF Financial Corp. ......        213,809
       1,510   Texas Capital Bancshares,
               Inc.*.....................         33,839
       2,434   Texas Regional Bancshares,
               Inc. .....................         68,882
       1,000   The Banc Corporation#*....         11,410
         825   The Bancorp, Inc.#*.......         14,025

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         335   Tompkins Trustco, Inc.#...  $      15,008
         600   Trico Bancshares..........         14,034
       4,298   Trustco Bank Corp.#.......         53,381
       2,893   Trustmark Corp.#..........         79,471
       5,622   UCBH Holdings, Inc.#......        100,521
         941   UMB Financial Corp. ......         60,139
       2,749   Umpqua Holdings Corp. ....         78,429
         622   Union Bankshares Corp. ...         26,808
       2,185   United Bankshares,
               Inc. .....................         76,999
       1,800   United Community Banks,
               Inc.#.....................         47,988
         307   United Security
               Bancshares, Inc.#.........          8,231
         840   Univest Corp. of
               Pennsylvania#.............         20,387
       1,330   Unizan Financial Corp.#...         35,325
         887   USB Holding Co., Inc.#....         19,212
       6,354   Valley National Bancorp...        153,131
         437   Vineyard National
               Bancorp#..................         13,477
      53,126   Virginia Commerce Bancorp,
               Inc.#*....................      1,545,435
         574   Virginia Financial Group,
               Inc.#.....................         20,681
       6,934   W Holding Co., Inc.#......         57,067
         895   Washington Trust Bancorp,
               Inc.#.....................         23,431
       3,180   Webster Financial
               Corp. ....................        149,142
       1,250   WesBanco, Inc.#...........         38,013
       1,037   West Bancorporation,
               Inc.#.....................         19,392
         713   West Coast Bancorp#.......         18,859
       2,003   Westamerica Bancorp.......        106,299
         300   Western Alliance
               Bancorp*..................          8,961
         498   Western Sierra Bancorp#*..         18,122
       3,753   Whitney Holding Corp. ....        103,433
       4,099   Wilmington Trust Corp. ...        159,492
       1,152   Wilshire Bancorp, Inc.#...         19,803


Shares                                         Value
--------------------------------------------------------
      71,509   Wintrust Financial
               Corp.#....................  $   3,925,844
         597   Yardville National
               Bancorp...................         20,686
          15   Zions Bancorporation......          1,133
                                           -------------
                                              30,443,076
                                           -------------
BIOTECHNOLOGY -- 1.8%
       6,800   Aastrom Biosciences,
               Inc.#*....................         14,348
       4,001   Affymetrix, Inc.#*........        191,048
       1,938   Alexion Pharmaceuticals,
               Inc.*.....................         39,244
       4,842   Applera Corp. -- Celera
               Genomics Group*...........         53,068
     264,600   Arena Pharmaceuticals,
               Inc.#*....................      3,762,612
       3,113   Ariad Pharmaceuticals,
               Inc.#*....................         18,211
       2,200   Arqule, Inc.*.............         13,464
         600   Barrier Therapeutics,
               Inc.*.....................          4,920
       1,132   Bio-Rad Laboratories,
               Inc.#*....................         74,078
       1,776   Cambrex Corp.#............         33,336
       2,405   Cell Genesys, Inc.#*......         14,262
       4,316   Charles River Laboratories
               International, Inc.*......        182,869
       1,112   Cotherix, Inc.#*..........         11,809
       3,091   CuraGen Corp.#*...........          9,520
       3,300   Curis, Inc.#*.............         11,748
       3,000   deCODE genetics, Inc.#*...         24,780
         834   Digene Corp.#*............         24,328
       1,181   Diversa Corp.#*...........          5,669
       3,361   Encysive Pharmaceuticals,
               Inc.#*....................         26,518
       1,604   Enzo Biochem, Inc.#*......         19,922
       2,704   Enzon Pharmaceuticals,
               Inc.*.....................         20,010
     275,800   Exact Sciences Corp.*.....        609,518
       4,925   Exelixis, Inc.*...........         46,393

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,377   Genitope Corp.#*..........  $      10,947
       4,103   Geron Corp.#*.............         35,327
         183   GTx, Inc.*................          1,383
     153,000   Human Genome Sciences,
               Inc.#*....................      1,309,680
       3,856   ICOS Corp.#*..............        106,541
       2,275   Illumina, Inc.#*..........         32,078
       2,488   Immunogen, Inc.*..........         12,763
       5,463   Incyte Corp.#*............         29,172
       1,385   Integra LifeSciences
               Holdings Corp.#*..........         49,112
       1,759   InterMune, Inc.#*.........         29,551
       2,933   Invitrogen Corp.*.........        195,455
       1,369   Keryx Biopharmaceuticals,
               Inc.*.....................         20,042
       4,391   Lexicon Genetics,
               Inc.#*....................         16,027
       1,584   Lifecell Corp.#*..........         30,207
         280   Marshall Edwards,
               Inc.#*....................          1,750
       1,680   Martek Biosciences
               Corp.#*...................         41,345
       1,458   Maxygen, Inc.*............         10,950
      18,500   Millennium
               Pharmaceuticals, Inc.*....        179,450
       2,887   Millipore Corp.*..........        190,657
         500   Momenta Pharmaceuticals,
               Inc.#*....................         11,020
       8,000   Monogram Biosciences,
               Inc.*.....................         14,960
       1,092   Myogen, Inc.#*............         32,935
       2,437   Myriad Genetics, Inc.#*...         50,690
       2,630   Nanogen, Inc.#*...........          6,891
       5,134   Nektar Therapeutics*......         84,506
         939   Northfield Laboratories,
               Inc.#*....................         12,583
       6,816   Protein Design Labs,
               Inc.#*....................        193,711
       2,334   Regeneron Pharmaceuticals,
               Inc.#*....................         37,227


Shares                                         Value
--------------------------------------------------------
       4,200   Savient Pharmaceuticals,
               Inc.#*....................  $      15,708
       1,584   Seattle Genetics,
               Inc.#*....................          7,476
       1,924   Serologicals Corp.#*......         37,980
       4,300   StemCells, Inc.#*.........         14,835
       2,637   SuperGen, Inc.#*..........         13,317
       3,285   Telik, Inc.#*.............         55,812
         281   Tercica, Inc.#*...........          2,015
       5,690   Vertex Pharmaceuticals,
               Inc.#*....................        157,442
                                           -------------
                                               8,263,220
                                           -------------
BUILDING & CONSTRUCTION -- 2.1%
         527   Aaon, Inc.#*..............          9,444
       1,804   Apogee Enterprises,
               Inc. .....................         29,261
       2,427   Beazer Homes USA, Inc.#...        176,783
         763   Brookfield Homes Corp. ...         37,944
         900   Builders FirstSource,
               Inc.*.....................         19,233
       4,611   Champion Enterprises,
               Inc.*.....................         62,802
         875   Coachmen Industries,
               Inc. .....................         10,334
       2,759   Comfort Systems USA,
               Inc. .....................         25,383
         720   Drew Industries, Inc.*....         20,297
       2,843   Dycom Industries,
               Inc.#*....................         62,546
       1,131   Eagle Materials, Inc.#....        138,389
       1,220   ElkCorp#..................         41,065
         948   EMCOR Group, Inc.*........         64,018
     146,178   Fleetwood Enterprises,
               Inc.#*....................      1,805,298
       2,716   Florida Rock Industries,
               Inc. .....................        133,247
       1,334   Genlyte Group, Inc.*......         71,462
       2,212   Granite Construction,
               Inc.#.....................         79,433
       1,962   Hovnanian Enterprises,
               Inc.#*....................         97,394
         900   Infrasource Services,
               Inc.#*....................         11,772

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,430   Insituform Technologies,
               Inc.*.....................  $      27,699
         700   Interline Brands,
               Inc.#*....................         15,925
       3,354   Jacobs Engineering Group,
               Inc.*.....................        227,636
       1,959   Lafarge North America,
               Inc.#.....................        107,784
         318   Layne Christensen Co.*....          8,087
       3,506   Lennox International,
               Inc. .....................         98,869
         957   Levitt Corp. .............         21,762
       1,194   LSI Industries, Inc. .....         18,698
         686   M/I Homes, Inc.#..........         27,865
       2,772   Martin Marietta Materials,
               Inc. .....................        212,668
       1,836   MDC Holdings, Inc.#.......        113,795
       1,372   Meritage Homes Corp.*.....         86,326
         260   Mestek, Inc.#*............          3,406
       1,757   Monaco Coach Corp.#.......         23,368
       1,265   NCI Building Systems,
               Inc.#*....................         53,737
         380   Palm Harbor Homes,
               Inc.#*....................          7,144
       1,300   Perini Corp.#*............         31,395
       2,846   Ryland Group, Inc.#.......        205,282
     126,084   Shaw Group, Inc.#*........      3,667,784
       2,082   Simpson Manufacturing Co.,
               Inc. .....................         75,681
         288   Skyline Corp. ............         10,483
       4,122   Standard-Pacific Corp.#...        151,690
         892   Technical Olympic USA,
               Inc.#.....................         18,812
       1,221   Texas Industries, Inc. ...         60,855
       1,923   Thor Industries, Inc. ....         77,055
         547   Trex Co., Inc.#*..........         15,343
       1,009   Universal Forest Products,
               Inc.#.....................         55,747
       2,367   URS Corp.*................         89,023
       2,163   USG Corp.#*...............        140,595


Shares                                         Value
--------------------------------------------------------
      12,200   Washington Group
               International, Inc. ......  $     646,234
       2,100   WCI Communities, Inc.#*...         56,385
          97   William Lyon Homes,
               Inc.#*....................          9,787
         900   Williams Scotsman
               International, Inc.*......         15,579
       2,018   Winnebago Industries#.....         67,159
                                           -------------
                                               9,345,763
                                           -------------
BUSINESS SERVICES & SUPPLIES -- 1.5%
       1,256   Administaff, Inc. ........         52,815
         838   CDI Corp.#................         22,961
         498   Compx International,
               Inc. .....................          7,978
     163,800   Cross Country Healthcare,
               Inc.#*....................      2,912,364
       1,476   Gevity HR, Inc.#..........         37,963
       1,321   Global Imaging Systems,
               Inc.#*....................         45,746
       1,150   Heidrick & Struggles
               International, Inc.*......         36,857
       4,044   Herman Miller, Inc. ......        114,000
       2,359   Hewitt Associates,
               Inc.*.....................         66,076
       3,300   HNI Corp. ................        181,269
       1,262   Hudson Highland Group,
               Inc.#*....................         21,908
     147,196   IKON Office Solutions,
               Inc. .....................      1,532,310
     133,284   Interface, Inc.*..........      1,095,594
       1,236   Kelly Services, Inc.#.....         32,408
       1,610   Kforce, Inc.*.............         17,968
         800   Knoll, Inc. ..............         13,688
       2,230   Korn/Ferry
               International*............         41,679
       3,329   Labor Ready, Inc.*........         69,310
       6,366   MPS Group, Inc.*..........         87,023
       2,698   Resources Connection,
               Inc.*.....................         70,310
       4,251   Spherion Corp.*...........         42,553

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       3,936   Steelcase, Inc.#..........  $      62,307
         800   TRM Corp.#*...............          5,960
                                           -------------
                                               6,571,047
                                           -------------
CHEMICALS -- 1.2%
       3,690   Airgas, Inc. .............        121,401
       2,063   Albemarle Corp.#..........         79,116
         766   American Vanguard Corp.#..         18,001
       1,280   Arch Chemicals, Inc. .....         38,272
         315   Balchem Corp.#............          9,390
       3,866   Cabot Corp. ..............        138,403
       1,663   Cabot Microelectronics
               Corp.#*...................         48,776
       3,000   Celanese Corp. ...........         57,360
       2,400   CF Industries Holdings,
               Inc. .....................         36,600
     133,901   Chemtura Corp. ...........      1,700,543
       2,343   Cytec Industries, Inc. ...        111,597
       7,054   Engelhard Corp. ..........        212,678
       2,530   Ferro Corp. ..............         47,463
       2,147   FMC Corp.*................        114,156
       2,017   Georgia Gulf Corp.#.......         61,357
       1,680   HB Fuller Co.#............         53,878
       7,069   Hercules, Inc.*...........         79,880
       3,700   Huntsman Corp.#*..........         63,714
       5,658   International Flavors &
               Fragrances, Inc. .........        189,543
         272   Kronos Worldwide, Inc.#...          7,891
       3,866   Lubrizol Corp. ...........        167,900
       1,761   MacDermid, Inc. ..........         49,132
       1,252   Minerals Technologies,
               Inc. .....................         69,974
         900   NewMarket Corp.*..........         22,014
         521   NL Industries#............          7,341
         641   Octel Corp. ..............         10,429
       4,298   Olin Corp.#...............         84,585
       1,634   OM Group, Inc.#*..........         30,654
         800   Pioneer Cos, Inc.*........         23,976


Shares                                         Value
--------------------------------------------------------
       6,152   PolyOne Corp.*............  $      39,557
       1,200   Rockwood Holdings,
               Inc.#*....................         23,676
       7,207   RPM International,
               Inc. .....................        125,185
       1,988   Schulman A, Inc. .........         42,782
       3,007   Sensient Technologies
               Corp.#....................         53,825
       4,100   Sigma-Aldrich Corp.#......        259,489
      32,195   Spartech Corp.#...........        706,680
         273   Stepan Co.#...............          7,341
       1,978   Symyx Technologies#*......         53,980
       5,863   Terra Industries,
               Inc.#*....................         32,833
       1,300   Tronox, Inc.*.............         16,991
       1,700   UAP Holding Corp. ........         34,714
         648   Valhi, Inc.#..............         11,988
       6,260   Valspar Corp.#............        154,434
       1,873   Wellman, Inc. ............         12,699
         700   Westlake Chemical
               Corp. ....................         20,167
       3,868   WR Grace & Co.#*..........         36,359
                                           -------------
                                               5,288,724
                                           -------------
COMMERCIAL SERVICES -- 6.3%
       2,430   Aaron Rents, Inc. ........         51,224
       2,137   ABM Industries, Inc. .....         41,778
         595   ACE Cash Express, Inc.#*..         13,893
       5,488   Adesa, Inc. ..............        134,017
       4,000   Advance America Cash
               Advance Centers, Inc. ....         49,600
     126,000   Advisory Board Co.#*......      6,006,420
     109,722   Albany Molecular Research,
               Inc.#*....................      1,333,122
       2,379   Alderwoods Group, Inc.*...         37,755
       4,958   Alliance Data Systems
               Corp.*....................        176,505
       1,934   Arbitron, Inc. ...........         73,453
         700   Bankrate, Inc.#*..........         20,664
       1,471   Banta Corp. ..............         73,256
     224,576   BearingPoint, Inc.#*......      1,765,167

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,343   Bowne & Co., Inc.#........  $      34,770
       6,200   Career Education Corp.*...        209,064
       3,917   Cbiz, Inc.*...............         23,580
       1,100   Central Parking Corp.#....         15,092
       3,200   Cenveo, Inc.*.............         42,112
       1,608   Chemed Corp. .............         79,886
     148,100   ChoicePoint, Inc.#*.......      6,591,931
         900   Clark, Inc.#..............         11,925
       1,512   Coinstar, Inc.#*..........         34,519
         618   Consolidated Graphics,
               Inc.*.....................         29,256
       8,224   Convergys Corp.*..........        130,350
       2,463   Corporate Executive Board
               Co. ......................        220,931
       2,195   Corrections Corp. of
               America*..................         98,709
         996   CoStar Group, Inc.*.......         42,997
         699   CRA International,
               Inc.#*....................         33,335
       3,103   Deluxe Corp.#.............         93,525
       1,617   DiamondCluster
               International, Inc.*......         12,839
       1,628   Dollar Thrifty Automotive
               Group*....................         58,722
       1,323   Electro Rent Corp.#*......         19,726
       2,900   Enersys#*.................         37,816
       7,616   Equifax, Inc. ............        289,560
         161   Escala Group, Inc.#*......          3,265
       1,913   Euronet Worldwide,
               Inc.#*....................         53,181
         637   Exponent, Inc.*...........         18,078
         570   First Advantage Corp.*....         15,225
         796   Forrester Research,
               Inc.#*....................         14,925
       2,544   FTI Consulting, Inc.#*....         69,807
       3,058   Gartner, Inc.#*...........         39,448
         618   Geo Group, Inc.#*.........         14,171
       1,200   Global Cash Access,
               Inc.*.....................         17,508
       3,200   Gold Kist, Inc.#*.........         47,840


Shares                                         Value
--------------------------------------------------------
      97,125   Healthcare Services
               Group#....................  $   2,011,459
         600   Heartland Payment Systems,
               Inc.*.....................         12,996
         500   Huron Consulting Group,
               Inc.#*....................         11,995
       2,442   Interactive Data Corp.*...         55,458
      19,900   iPayment, Inc.*...........        826,248
       6,404   Iron Mountain, Inc.#*.....        270,377
       2,300   Jackson Hewitt Tax
               Service, Inc.#............         63,733
         500   Kenexa Corp.*.............         10,550
         590   Landauer, Inc.#...........         27,193
         998   LECG Corp.#*..............         17,345
       1,627   Magellan Health Services,
               Inc.*.....................         51,169
       5,400   Manpower, Inc. ...........        251,100
         996   MAXIMUS, Inc. ............         36,543
       1,022   Mcgrath Rentcorp..........         28,412
         995   Midas, Inc.#*.............         18,268
         600   Monro Muffler, Inc.*......         18,192
         600   Morningstar, Inc.*........         20,784
       2,949   Navigant Consulting,
               Inc.#*....................         64,819
       1,650   NCO Group, Inc.*..........         27,918
       2,500   Odyssey Marine
               Exploration, Inc.#*.......          8,850
     116,600   On Assignment, Inc.#*.....      1,272,106
       1,764   Parexel International
               Corp.*....................         35,739
       2,915   Pharmaceutical Product
               Development, Inc. ........        180,584
       3,200   PHH Corp.#*...............         89,664
         620   Pre-Paid Legal Services,
               Inc.#.....................         23,690
       2,693   PRG-Schultz International,
               Inc.#*....................          1,643
         720   Providence Service
               Corp.*....................         20,729

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       7,117   Quanta Services, Inc.#*...  $      93,731
       4,528   Rent-A-Center, Inc.*......         85,398
       1,102   Rent-Way, Inc.#*..........          7,042
      10,000   Robert Half International,
               Inc. .....................        378,900
       1,755   Rollins, Inc. ............         34,591
       1,382   Senomyx, Inc.#*...........         16,750
      18,451   Service Corp.
               International.............        150,929
      17,010   ServiceMaster Co. ........        203,270
       1,196   SFBC International,
               Inc.#*....................         19,148
       2,254   Sotheby's Holdings#*......         41,384
       2,152   Source Interlink
               Companies, Inc.#*.........         23,930
       1,029   Sourcecorp*...............         24,676
         717   Startek, Inc.#............         12,906
       6,695   Stewart Enterprises,
               Inc.#.....................         36,220
       2,430   TeleTech Holdings,
               Inc.*.....................         29,282
         881   TNS, Inc.#*...............         16,898
       4,071   United Rentals, Inc.#*....         95,221
       2,919   Valassis Communications,
               Inc.*.....................         84,855
         300   Vertrue, Inc.#*...........         10,599
       1,378   Viad Corp. ...............         40,417
         496   Volt Information Sciences,
               Inc.*.....................          9,434
       2,568   Watson Wyatt & Co.
               Holdings#.................         71,647
     140,200   Wright Express Corp.*.....      3,084,400
                                           -------------
                                              28,210,139
                                           -------------
COMPUTERS & INFORMATION -- 1.7%
         445   3D Systems Corp.#*........          8,010
       4,268   Advanced Digital
               Information Corp.*........         41,784
       1,544   Agilysys, Inc. ...........         28,132
      29,449   Ansoft Corp.#*............      1,002,738


Shares                                         Value
--------------------------------------------------------
       1,700   Anteon International
               Corp.*....................  $      92,395
       7,121   BISYS Group, Inc.*........         99,765
      16,000   Brocade Communications
               Systems, Inc.#*...........         65,120
       1,725   CACI International,
               Inc.*.....................         98,981
      16,410   Cadence Design Systems,
               Inc.*.....................        277,657
         374   Catapult Communications
               Corp.*....................          5,531
       8,857   Ceridian Corp.*...........        220,096
       3,140   Ciber, Inc.#*.............         20,724
         480   COMSYS IT Partners,
               Inc.#*....................          5,304
       1,522   Covansys Corp.#*..........         20,714
         770   Cyberguard Corp.*.........          6,799
       4,133   Diebold, Inc. ............        157,054
      59,900   Dot Hill Systems
               Corp.#*...................        415,107
       4,400   DST Systems, Inc.*........        263,604
      98,650   Echelon Corp.#*...........        772,430
       2,968   Electronics for
               Imaging#*.................         78,978
       1,909   Factset Research Systems,
               Inc. .....................         78,574
      13,728   Gateway, Inc.#*...........         34,457
       1,538   Hutchinson Technology,
               Inc.#*....................         43,756
       1,200   iGate Corp.#*.............          5,832
         900   IHS, Inc.#*...............         18,468
       2,030   Imation Corp. ............         93,522
         508   Integral Systems, Inc. ...          9,581
       1,632   Intergraph Corp.*.........         81,290
       2,279   InterVoice, Inc.*.........         18,141
       4,006   Jack Henry & Associates,
               Inc. .....................         76,434
       1,600   Kanbay International,
               Inc.#*....................         25,424
       1,748   Komag, Inc.#*.............         60,586

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,950   Kronos, Inc.*.............  $      81,627
       4,150   Lexar Media, Inc.#*.......         34,072
       1,500   Magma Design Automation,
               Inc.#*....................         12,615
       1,552   Manhattan Associates,
               Inc.*.....................         31,785
     264,648   Maxtor Corp.#*............      1,836,657
       9,831   McData Corp.#*............         37,358
       4,425   Mentor Graphics Corp.*....         45,755
       1,471   Mercury Computer Systems,
               Inc.#*....................         30,347
       2,288   Micros Systems, Inc.*.....        110,556
       1,922   Mobility Electronics,
               Inc.#*....................         18,567
       1,153   MTS Systems Corp. ........         39,940
       3,157   National Instruments
               Corp. ....................        101,182
         800   Ness Technologies,
               Inc.#*....................          8,616
       1,196   Netscout Systems,
               Inc.#*....................          6,518
       2,584   Palm, Inc.#*..............         82,171
         300   PAR Technology Corp.#*....          8,328
       5,055   Perot Systems Corp.*......         71,478
       9,562   Quantum Corp.#*...........         29,164
         500   Rackable Systems, Inc.*...         14,240
       1,588   Radiant Systems, Inc.*....         19,310
       1,321   Radisys Corp.#*...........         22,906
       3,699   Reynolds & Reynolds
               Co. ......................        103,831
         479   Rimage Corp.#*............         13,881
         498   SI International,
               Inc.#*....................         15,224
       5,492   Silicon Storage
               Technology, Inc.#*........         27,735
       1,658   SRA International,
               Inc.*.....................         50,635
         542   Stratasys, Inc.#*.........         13,555
       1,417   SYKES Enterprises,
               Inc.*.....................         18,945
       1,480   Synaptics, Inc.#*.........         36,586
       8,700   Synopsys, Inc.*...........        174,522


Shares                                         Value
--------------------------------------------------------
         413   Syntel, Inc. .............  $       8,603
       1,181   Talx Corp.#...............         53,984
       2,792   Tyler Technologies,
               Inc.#*....................         24,514
      20,400   Unisys Corp.*.............        118,932
      12,377   Western Digital Corp.#*...        230,336
                                           -------------
                                               7,761,463
                                           -------------
CONTAINERS & PACKAGING -- 0.6%
       6,454   Ball Corp. ...............        256,353
       6,394   Bemis Co. ................        178,201
       1,088   Chesapeake Corp.#.........         18,474
       9,769   Crown Holdings, Inc.*.....        190,789
       3,649   Graphic Packaging
               Corp.#*...................          8,320
         909   Greif, Inc.#..............         60,248
         767   Mobile Mini, Inc.*........         36,356
       9,131   Owens-Illinois, Inc.#*....        192,116
       3,531   Packaging Corp. of
               America...................         81,036
       8,653   Pactiv Corp.*.............        190,366
       5,000   Sealed Air Corp.*.........        280,850
       1,166   Silgan Holdings, Inc. ....         42,116
      70,400   Smurfit-Stone Container
               Corp.#*...................        997,568
       5,855   Sonoco Products Co. ......        172,137
                                           -------------
                                               2,704,930
                                           -------------
COSMETICS & PERSONAL CARE -- 0.1%
       4,500   Alberto-Culver Co. .......        205,875
         903   Chattem, Inc.#*...........         32,860
       1,635   Elizabeth Arden, Inc.#*...         32,798
         247   Inter Parfums, Inc.#......          4,436
         400   Parlux Fragrances,
               Inc.#*....................         12,212
       9,006   Revlon, Inc.#*............         27,919
         733   Water Pik Technologies,
               Inc.#*....................         15,738
                                           -------------
                                                 331,838
                                           -------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
DISTRIBUTION & WHOLESALE -- 0.6%
       2,007   Aviall, Inc.*.............  $      57,802
         800   Beacon Roofing Supply,
               Inc.*.....................         22,984
       1,900   Bell Microproducts,
               Inc.#*....................         14,535
       1,743   Brightpoint, Inc.*........         48,333
         804   Building Material Holding
               Corp. ....................         54,841
       1,180   Central European
               Distribution Corp.#*......         47,365
       7,248   Fastenal Co. .............        284,049
       1,385   Handleman Co.#............         17,202
       3,984   Hughes Supply, Inc.#......        142,826
         459   Huttig Building Products,
               Inc.#*....................          3,856
       7,362   Ingram Micro, Inc.#*......        146,725
       1,059   LKQ Corp.#*...............         36,663
         400   MWI Veterinary Supply,
               Inc.*.....................         10,324
       1,301   Navarre Corp.#*...........          7,194
         665   Nuco2, Inc.*..............         18,540
       2,459   Owens & Minor, Inc. ......         67,696
         704   Scansource, Inc.#*........         38,495
       3,038   SCP Pool Corp. ...........        113,074
      30,465   Tech Data Corp.#*.........      1,208,851
       2,017   United Stationers,
               Inc.*.....................         97,824
       1,337   Watsco, Inc. .............         79,966
       1,968   WESCO International,
               Inc.*.....................         84,093
                                           -------------
                                               2,603,238
                                           -------------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
      18,341   Accredited Home Lenders
               Holding Co.#*.............        909,347
       1,257   Advanta Corp. Class B.....         40,777
       1,971   Affiliated Managers
               Group#*...................        158,173


Shares                                         Value
--------------------------------------------------------
       4,500   AG Edwards, Inc. .........  $     210,870
       7,930   Allied Capital Corp.#.....        232,904
       6,391   American Capital
               Strategies Ltd.#..........        231,418
       8,098   AmeriCredit Corp.#*.......        207,552
       4,065   Apollo Investment
               Corp.#....................         72,885
       1,800   Archipelago Holdings,
               Inc.#*....................         89,586
       2,401   Ares Capital Corp. .......         38,584
         389   Asset Acceptance Capital
               Corp.*....................          8,737
         384   Asta Funding, Inc.#.......         10,499
         214   BKF Capital Group,
               Inc.#.....................          4,055
       1,500   Calamos Asset Management,
               Inc. Class A..............         47,175
         200   Capital Southwest
               Corp.#....................         18,100
       4,622   CapitalSource, Inc.#*.....        103,533
       2,263   CharterMac#...............         47,930
         600   Cohen & Steers, Inc.#.....         11,178
       1,000   Collegiate Funding
               Services*.................         19,750
       1,267   CompuCredit Corp.#*.......         48,754
       5,307   Doral Financial Corp.#....         56,254
       7,726   Eaton Vance Corp. ........        211,383
         884   Encore Capital Group,
               Inc.#*....................         15,337
       1,654   eSpeed, Inc.*.............         12,752
         706   Federal Agricultural
               Mortgage Corp. Class C#...         21,131
       5,081   Federated Investors, Inc.
               Class B...................        188,200
         927   Financial Federal
               Corp.#....................         41,205
       1,645   First Marblehead Corp.#...         54,055
       8,519   Friedman Billings Ramsey
               Group, Inc.#..............         84,338
         468   GAMCO Investors, Inc. ....         20,372
         300   GFI Group, Inc.#*.........         14,229

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         500   Gladstone Capital
               Corp.#....................  $      10,690
       1,200   Gladstone Investment
               Corp.#....................         16,308
         800   Greenhill & Co., Inc.#....         44,928
         975   Harris & Harris Group,
               Inc.#*....................         13,553
       3,722   IndyMac Bancorp, Inc.#....        145,232
       1,100   IntercontinentalExchange,
               Inc.#*....................         39,985
         493   International Securities
               Exchange, Inc.#*..........         13,567
       2,357   Investment Technology
               Group, Inc.*..............         83,532
      13,684   Janus Capital Group,
               Inc. .....................        254,933
       2,926   Jefferies Group, Inc.#....        131,611
       5,898   Knight Capital Group,
               Inc.*.....................         58,331
       3,584   LaBranche & Co., Inc.#*...         36,234
       4,836   Leucadia National
               Corp.#....................        229,517
       1,600   MarketAxess Holdings,
               Inc.#*....................         18,288
         209   Marlin Business Services,
               Inc.#*....................          4,993
       2,969   MCG Capital Corp.#........         43,318
       4,912   MoneyGram International,
               Inc. .....................        128,105
       2,600   Nasdaq Stock Market,
               Inc.#*....................         91,468
       2,104   National Financial
               Partners Corp.#...........        110,565
       1,137   Nelnet, Inc.#*............         46,253
       1,000   NGP Capital Resources
               Co.#......................         13,130
       3,148   Nuveen Investments,
               Inc.#.....................        134,168
       1,200   optionsXpress Holdings,
               Inc.#.....................         29,460
      20,328   Piper Jaffray Cos.*.......        821,251
         900   Portfolio Recovery
               Associates, Inc.#*........         41,796


Shares                                         Value
--------------------------------------------------------
       3,656   Raymond James Financial,
               Inc. .....................  $     137,722
         484   Sanders Morris Harris
               Group, Inc.#..............          7,933
         590   Stifel Financial Corp.*...         22,178
         242   Student Loan Corp. .......         50,634
         826   SWS Group, Inc. ..........         17,296
       1,015   Technology Investment
               Capital Corp.#............         15,327
         225   United PanAm Financial
               Corp.#*...................          5,821
       4,356   Waddell & Reed Financial,
               Inc. .....................         91,345
       2,208   Walter Industries,
               Inc.#.....................        109,782
       1,344   Westcorp..................         89,524
         411   WFS Financial, Inc.*......         31,298
         952   World Acceptance Corp.*...         27,132
                                           -------------
                                               6,398,271
                                           -------------
EDUCATION -- 0.7%
       1,682   Bright Horizons Family
               Solutions, Inc.*..........         62,318
       5,534   Corinthian Colleges,
               Inc.#*....................         65,190
       3,293   DeVry, Inc.*..............         65,860
       1,100   Educate, Inc.#*...........         12,980
      77,158   Education Management
               Corp.#*...................      2,585,565
       2,713   ITT Educational Services,
               Inc.*.....................        160,365
       2,939   Laureate Education,
               Inc.*.....................        154,327
         596   Learning Tree
               International, Inc.*......          7,647
         851   Strayer Education,
               Inc. .....................         79,739
       1,305   Universal Technical
               Institute, Inc.#*.........         40,377
                                           -------------
                                               3,234,368
                                           -------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
       1,896   Advanced Energy
               Industries, Inc.*.........  $      22,430
       1,529   Allete, Inc. .............         67,276
       1,541   American Superconductor
               Corp.#*...................         12,128
       4,026   Ametek, Inc. .............        171,266
       2,227   Artesyn Technologies,
               Inc.#*....................         22,938
       2,620   Belden CDT, Inc.#.........         64,007
       1,382   C&D Technologies, Inc. ...         10,531
       1,000   Color Kinetics, Inc.#*....         14,390
         973   Encore Wire Corp.#*.......         22,145
       4,152   Energizer Holdings,
               Inc.#*....................        206,728
       1,109   Energy Conversion Devices,
               Inc.#*....................         45,192
       2,395   General Cable Corp.*......         47,181
     232,458   GrafTech International
               Ltd.#*....................      1,445,889
       3,723   Hubbell, Inc. Class B.....        167,982
       1,705   Intermagnetics General
               Corp.*....................         54,389
       1,350   Littelfuse, Inc.*.........         36,787
         785   Medis Technologies
               Ltd.#*....................         11,547
         285   Powell Industries,
               Inc.#*....................          5,119
       4,436   Power-One, Inc.#*.........         26,705
         760   Superior Essex, Inc.*.....         15,322
     177,653   Ultralife Batteries,
               Inc.#*....................      2,131,836
       1,073   Universal Display
               Corp.#*...................         11,277
       3,118   Valence Technology,
               Inc.#*....................          4,802
       1,150   Vicor Corp. ..............         18,181
       1,364   Wilson Greatbatch
               Technologies, Inc.*.......         35,478
                                           -------------
                                               4,671,526
                                           -------------


Shares                                         Value
--------------------------------------------------------
ELECTRONICS -- 5.0%
         500   American Science &
               Engineering, Inc.#*.......  $      31,185
       5,275   Amphenol Corp. ...........        233,471
         752   Analogic Corp. ...........         35,983
      11,500   Applera Corp. -- Applied
               Biosystems Group..........        305,440
       6,794   Arrow Electronics,
               Inc.*.....................        217,612
       8,339   Avnet, Inc.*..............        199,636
       2,900   AVX Corp.#................         41,992
         407   Badger Meter, Inc. .......         15,971
         648   Bel Fuse, Inc. Class B#...         20,606
       2,520   Benchmark Electronics,
               Inc.*.....................         84,748
       2,584   Brady Corp. ..............         93,489
       2,392   Checkpoint Systems,
               Inc.*.....................         58,963
       1,300   Cogent, Inc.*.............         29,484
     166,997   Coherent, Inc.#*..........      4,956,471
       2,178   CTS Corp.#................         24,089
       1,040   Cubic Corp.#..............         20,758
       2,005   Cymer, Inc.*..............         71,198
      36,112   Daktronics, Inc.#.........      1,067,832
       1,162   Dionex Corp.*.............         57,031
       1,600   Dolby Laboratories,
               Inc.*.....................         27,280
       1,840   Electro Scientific
               Industries, Inc.#*........         44,436
         554   Excel Technology,
               Inc.#*....................         13,174
         900   Fargo Electronics,
               Inc.#*....................         17,325
         620   Faro Technologies,
               Inc.#*....................         12,400
       1,638   FEI Co.#*.................         31,400
       3,664   Flir Systems, Inc.*.......         81,817
       8,934   Gentex Corp.#.............        174,213
       5,758   Identix, Inc.#*...........         28,848
     194,862   II-VI, Inc.#*.............      3,482,184
       2,200   International
               DisplayWorks, Inc.#*......         13,068

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,700   Ionatron, Inc.#*..........  $      17,187
       1,570   Itron, Inc.*..............         62,863
     299,914   Keithley Instruments,
               Inc.#.....................      4,192,798
       5,740   Kemet Corp.*..............         40,582
         295   LaBarge, Inc.#*...........          4,239
         946   LeCroy Corp.*.............         14,464
       1,025   LoJack Corp.*.............         24,733
         795   Measurement Specialties,
               Inc.#*....................         19,358
       2,280   Methode Electronics,
               Inc. .....................         22,732
         600   Metrologic Instruments,
               Inc.*.....................         11,556
       2,468   Mettler Toledo
               International, Inc.*......        136,234
         908   Molecular Devices
               Corp.#*...................         26,268
         600   Multi-Fineline Electronix,
               Inc.*.....................         28,902
         979   OSI Systems, Inc.#*.......         18,004
       1,102   Park Electrochemical
               Corp.#....................         28,630
       1,802   Paxar Corp.*..............         35,373
       7,650   PerkinElmer, Inc. ........        180,234
       1,096   Photon Dynamics, Inc.#*...         20,035
       2,772   Plexus Corp.*.............         63,035
         837   Rofin-Sinar Technologies,
               Inc.*.....................         36,384
      75,029   Rogers Corp.#*............      2,939,636
      31,600   Sanmina-SCI Corp.*........        134,616
     453,400   Solectron Corp.*..........      1,659,444
       1,571   Sonic Solutions, Inc.#*...         23,738
       2,000   Spatialight, Inc.#*.......          6,940
      14,517   Symbol Technologies,
               Inc. .....................        186,108
         400   Sypris Solutions, Inc.#...          3,992
       3,010   Taser International,
               Inc.#*....................         21,010
       2,663   Technitrol, Inc. .........         45,537
       4,804   Tektronix, Inc. ..........        135,521
       9,600   Thermo Electron Corp.*....        289,248


Shares                                         Value
--------------------------------------------------------
       3,622   Thomas & Betts Corp.*.....  $     151,979
       3,044   Trimble Navigation
               Ltd.*.....................        108,032
       2,725   TTM Technologies,
               Inc.#*....................         25,615
       1,817   Varian, Inc.*.............         72,298
         879   Viisage Technology,
               Inc.#*....................         15,483
       9,592   Vishay Intertechnology,
               Inc.*.....................        131,986
       1,431   Watts Water Technologies,
               Inc. .....................         43,345
         621   Woodward Governor Co. ....         53,412
       1,209   X-Rite, Inc. .............         12,090
                                           -------------
                                              22,535,745
                                           -------------
ENTERTAINMENT & LEISURE -- 0.8%
       3,432   Alliance Gaming Corp.#*...         44,685
       1,132   Ambassadors Group,
               Inc. .....................         25,911
       1,018   Arctic Cat, Inc.#.........         20,421
       1,241   Bluegreen Corp.*..........         19,608
       5,799   Brunswick Corp. ..........        235,787
       4,502   Callaway Golf Co. ........         62,308
         586   Carmike Cinemas, Inc.#....         14,861
         367   Churchill Downs, Inc.#....         13,480
         348   Dover Downs Gaming &
               Entertainment, Inc. ......          4,924
         981   Dover Motorsports,
               Inc.#.....................          5,994
       2,500   DreamWorks Animation SKG,
               Inc.#*....................         61,400
         132   Escalade, Inc.#...........          1,554
       2,480   Gaylord Entertainment
               Co.#*.....................        108,103
       1,200   Great Wolf Resorts,
               Inc.#*....................         12,372
       7,362   GTECH Holdings Corp.*.....        233,670
       9,457   Hasbro, Inc. .............        190,842
       2,104   International Speedway
               Corp. ....................        100,782
         992   Isle of Capri Casinos,
               Inc.#*....................         24,165
       1,753   Jakks Pacific, Inc.#*.....         36,708

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       3,134   K2, Inc.#*................  $      31,685
       2,199   Leapfrog Enterprises,
               Inc.#*....................         25,618
       1,500   Life Time Fitness,
               Inc.#*....................         57,135
       2,730   Macrovision Corp.#*.......         45,673
       2,500   Magna Entertainment
               Corp.#*...................         17,850
       1,024   Marine Products Corp.#....         10,742
       3,746   Marvel Entertainment,
               Inc.#*....................         61,359
       2,500   Mikohn Gaming Corp.#*.....         24,675
       1,582   Multimedia Games, Inc.#*..         14,633
       1,872   Nautilus Group, Inc.#.....         34,932
       1,626   Pegasus Solutions,
               Inc.#*....................         14,585
       3,816   Penn National Gaming,
               Inc.*.....................        125,737
       2,501   Pinnacle Entertainment,
               Inc.*.....................         61,800
       2,619   Polaris Industries,
               Inc.#.....................        131,474
       1,079   RC2 Corp.*................         38,326
      22,100   Regal Entertainment
               Group#....................        420,342
       7,864   Sabre Holdings Corp.#.....        189,601
       3,616   Scientific Games Corp.*...         98,644
       1,950   Shuffle Master, Inc.#*....         49,023
     104,711   Six Flags, Inc.#*.........        807,322
         938   Speedway Motorsports,
               Inc. .....................         32,520
         164   Steinway Musical
               Instruments*..............          4,184
       1,128   Sunterra Corp.#*..........         16,040
       1,768   Topps Co., Inc. ..........         13,136
       1,889   Vail Resorts, Inc.#*......         62,394
       2,100   Warner Music Group
               Corp. ....................         40,467
       1,202   WMS Industries, Inc.#*....         30,158
                                           -------------
                                               3,677,630
                                           -------------


Shares                                         Value
--------------------------------------------------------
ENVIRONMENTAL SERVICES -- 2.0%
       1,700   Aleris International,
               Inc.*.....................  $      54,808
     115,000   Allied Waste Industries,
               Inc.#*....................      1,005,100
         613   American Ecology Corp.#...          8,846
     111,176   Calgon Carbon Corp.#......        632,591
         843   Casella Waste Systems,
               Inc.*.....................         10,782
       1,000   Clean Harbors, Inc.#*.....         28,810
       6,674   Covanta Holding Corp.*....        100,510
       3,500   Darling International,
               Inc.*.....................         13,895
         500   Duratek, Inc.*............          7,465
       2,700   Evergreen Solar, Inc.#*...         28,755
     226,338   FuelCell Energy, Inc.#*...      1,917,083
      88,155   Headwaters, Inc.#*........      3,124,213
       3,696   KFX, Inc.#*...............         63,239
       1,048   Metal Management, Inc. ...         24,377
       1,775   Mine Safety Appliances
               Co.#......................         64,273
       5,100   Nalco Holding Co.*........         90,321
         110   Pacific Ethanol, Inc.#*...          1,190
       2,017   Plug Power, Inc.#*........         10,347
       3,200   Quantum Fuel Systems
               Technologies Worldwide,
               Inc.#*....................          8,576
       2,558   Stericycle, Inc.*.........        150,615
         600   Sunpower Corp.*...........         20,394
       2,074   Syntroleum Corp.#*........         18,728
     105,762   Tetra Tech, Inc.*.........      1,657,291
       2,667   Waste Connections,
               Inc.*.....................         91,905
           7   Waste Industries USA,
               Inc.#.....................             90
       4,300   Waste Services, Inc.#*....         14,319
                                           -------------
                                               9,148,523
                                           -------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 1.7%
         300   Alico, Inc. ..............  $      13,557
       5,749   Alliance One
               International, Inc.#......         22,421
         980   American Italian Pasta
               Co.#......................          6,664
         266   Andersons, Inc. ..........         11,459
         100   Arden Group, Inc. ........          9,099
         549   Boston Beer Co., Inc.*....         13,725
       2,479   Chiquita Brands
               International, Inc.#......         49,605
         327   Coca-Cola Bottling Co.
               Consolidated..............         14,061
       4,318   Corn Products
               International, Inc. ......        103,157
      11,465   Del Monte Foods Co.*......        119,580
       2,161   Delta & Pine Land Co. ....         49,725
         500   Diamond Foods, Inc. ......          9,885
         500   Farmer Bros Co.#..........          9,670
       3,012   Flowers Foods, Inc. ......         83,011
       1,080   Great Atlantic & Pacific
               Tea Co.#*.................         34,322
         122   Green Mountain Coffee
               Roasters, Inc.*...........          4,953
      89,822   Hain Celestial Group,
               Inc.#*....................      1,900,633
         836   Hansen Natural Corp.#*....         65,885
       4,500   Hormel Foods Corp.#.......        147,060
         600   Ingles Markets, Inc. .....          9,390
         370   J&J Snack Foods Corp. ....         21,982
       3,046   JM Smucker Co. ...........        134,024
         382   John B. Sanfilippo &
               Son#*.....................          4,939
       1,692   Lance, Inc. ..............         31,522
         500   M&F Worldwide Corp.#*.....          8,160
          78   Maui Land & Pineapple Co.,
               Inc.*.....................          2,647


Shares                                         Value
--------------------------------------------------------
       2,839   Molson Coors Brewing Co.
               Class B...................  $     190,185
         685   Nash Finch Co.#...........         17,454
         128   National Beverage
               Corp.*....................          1,251
       3,347   Pathmark Stores, Inc.*....         33,436
         604   Peet's Coffee & Tea,
               Inc.*.....................         18,331
       4,053   PepsiAmericas, Inc. ......         94,273
       2,859   Performance Food Group
               Co.#*.....................         81,110
         894   Pilgrim's Pride Corp.#....         29,645
         800   Premium Standard Farms,
               Inc.#.....................         11,968
         594   Provide Commerce, Inc.*...         19,667
       1,668   Ralcorp Holdings,
               Inc.#*....................         66,570
       1,859   Ruddick Corp. ............         39,559
       1,121   Sanderson Farms, Inc.#....         34,224
          11   Seaboard Corp.#...........         16,621
       5,190   Smithfield Foods, Inc.*...        158,814
       1,400   Spartan Stores, Inc.#*....         14,588
       8,100   Supervalu, Inc. ..........        263,088
      98,850   Tasty Baking Co.#.........        741,375
         415   Tejon Ranch Co.#*.........         16,567
       1,503   Tootsie Roll Industries,
               Inc. .....................         43,482
       2,306   United Natural Foods,
               Inc.*.....................         60,878
       1,553   Universal Corp. ..........         67,338
       1,998   Vector Group Ltd.#........         36,304
         709   Weis Markets, Inc. .......         30,515
     220,759   Wild Oats Markets,
               Inc.#*....................      2,666,769
                                           -------------
                                               7,635,148
                                           -------------
FOREST PRODUCTS & PAPER -- 0.7%
       3,256   Bowater, Inc.#............        100,024
      86,629   Buckeye Technologies,
               Inc.#*....................        697,363
       1,734   Caraustar Industries,
               Inc.#*....................         15,068
         597   Deltic Timber Corp. ......         30,960

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
      94,017   Glatfelter#...............  $   1,334,101
       2,797   Longview Fibre Co. .......         58,206
       6,512   Louisiana-Pacific
               Corp. ....................        178,885
       2,000   Mercer International
               Inc.#*....................         15,720
         900   Neenah Paper, Inc.#.......         25,200
       1,676   Potlatch Corp.#...........         85,443
       4,536   Rayonier, Inc. ...........        180,760
       1,509   Rock-Tenn Co. ............         20,598
         896   Schweitzer-Mauduit
               International, Inc. ......         22,203
       6,668   Temple-Inland, Inc. ......        299,060
       2,524   Wausau-Mosinee Paper
               Corp. ....................         29,909
       1,000   Xerium Technologies,
               Inc.#.....................          8,410
                                           -------------
                                               3,101,910
                                           -------------
HEALTH CARE -- 7.0%
       1,104   Abaxis, Inc.*.............         18,194
         888   Abiomed, Inc.#*...........          8,205
       3,935   Advanced Medical Optics,
               Inc.*.....................        164,483
       2,951   Align Technology,
               Inc.#*....................         19,093
         241   Alliance Imaging,
               Inc.#*....................          1,434
       2,100   Allied Healthcare
               International, Inc.*......         12,894
       9,277   Amedisys, Inc.#*..........        391,860
         744   America Service Group,
               Inc.#*....................         11,800
         930   American Dental Partners,
               Inc.#*....................         16,814
       2,077   American Healthways,
               Inc.*.....................         93,984
      27,122   American Medical Systems
               Holdings, Inc.*...........        483,585
       1,771   American Retirement
               Corp.*....................         44,505
       2,914   AMERIGROUP Corp.*.........         56,706


Shares                                         Value
--------------------------------------------------------
         693   AMN Healthcare Services,
               Inc.*.....................  $      13,708
       1,659   Amsurg Corp.#*............         37,925
         800   Animas Corp.#*............         19,320
       2,820   Apria Healthcare Group,
               Inc.#*....................         67,990
       1,026   Arrow International,
               Inc.#.....................         29,744
       1,421   Arthrocare Corp.#*........         59,881
       1,029   Aspect Medical Systems,
               Inc.#*....................         35,346
       3,139   Bausch & Lomb, Inc. ......        213,138
       3,580   Beckman Coulter, Inc. ....        203,702
       6,114   Beverly Enterprises,
               Inc.#*....................         71,350
     273,000   Bio-Reference Labs,
               Inc.#*....................      5,135,130
       1,078   Biosite, Inc.#*...........         60,681
         700   Brookdale Senior Living,
               Inc.#.....................         20,867
       1,295   Bruker BioSciences
               Corp.*....................          6,294
       2,000   Caliper Life Sciences,
               Inc.*.....................         11,760
       1,011   Candela Corp.*............         14,599
         800   Cantel Medical Corp.*.....         14,352
       2,550   Centene Corp.#*...........         67,040
       2,309   Cepheid, Inc.#*...........         20,273
       5,325   Community Health Systems,
               Inc.*.....................        204,160
       1,590   Conmed Corp.*.............         37,619
       2,592   Cooper Cos, Inc.#.........        132,970
         302   Corvel Corp.*.............          5,735
       3,818   Covance, Inc.*............        185,364
       1,069   Cyberonics, Inc.#*........         34,529
       6,853   Cytyc Corp.*..............        193,460
       5,146   Dade Behring Holdings,
               Inc. .....................        210,420
         696   Datascope Corp.#..........         23,003
         400   DexCom, Inc.*.............          5,968
       1,378   Diagnostic Products
               Corp.#....................         66,902
       1,200   DJ Orthopedics, Inc.*.....         33,096

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       3,387   Edwards Lifesciences
               Corp.*....................  $     140,933
       2,979   Encore Medical Corp.#*....         14,746
       1,166   Epix Medical, Inc.#*......          4,711
         800   ev3, Inc.#*...............         11,792
         900   Foxhollow Technologies,
               Inc.#*....................         26,811
       2,956   Gen-Probe, Inc.*..........        144,223
       1,231   Genesis HealthCare
               Corp.#*...................         44,956
       1,709   Gentiva Health Services,
               Inc.*.....................         25,191
       1,571   Haemonetics Corp.*........         76,759
       6,576   Health Net, Inc.*.........        338,993
       2,200   HealthTronics, Inc.*......         16,830
       5,170   Henry Schein, Inc.*.......        225,619
       3,342   Hillenbrand Industries,
               Inc. .....................        165,128
       2,420   Hologic, Inc.#*...........         91,766
       3,735   Hooper Holmes, Inc. ......          9,524
         800   Horizon Health Corp.#*....         18,104
         696   ICU Medical, Inc.#*.......         27,290
       1,897   Idexx Laboratories,
               Inc.*.....................        136,546
       2,603   Immucor, Inc.#*...........         60,806
       2,194   Inamed Corp.*.............        192,370
         600   IntraLase Corp.#*.........         10,698
       2,100   Intuitive Surgical,
               Inc.*.....................        246,267
       1,834   Invacare Corp. ...........         57,753
       1,300   Inverness Medical
               Innovations, Inc.#*.......         30,823
       1,100   Iris International,
               Inc.*.....................         24,046
         500   Kensey Nash Corp.#*.......         11,015
      59,702   Kindred Healthcare,
               Inc.#*....................      1,537,924
       2,877   Kinetic Concepts, Inc.*...        114,390
       1,800   Kyphon, Inc.*.............         73,494
       1,144   Laserscope#*..............         25,694
       1,290   LCA-Vision, Inc.#.........         61,288


Shares                                         Value
--------------------------------------------------------
         600   Lifeline Systems, Inc.*...  $      21,936
       3,139   LifePoint Hospitals,
               Inc.#*....................        117,713
       5,514   Lincare Holdings, Inc.*...        231,092
       1,318   Luminex Corp.#*...........         15,315
      19,542   Manor Care, Inc.#.........        777,185
      20,350   Matria Healthcare,
               Inc.#*....................        788,766
         166   Medcath Corp.*............          3,079
       1,826   Mentor Corp. .............         84,142
      33,177   Merge Technologies,
               Inc.*.....................        830,752
       1,159   Meridian Bioscience,
               Inc.#.....................         23,342
       1,568   Merit Medical Systems,
               Inc.*.....................         19,036
          55   Micro Therapeutics,
               Inc.#*....................            381
         668   Molina Healthcare,
               Inc.*.....................         17,796
         379   National Healthcare
               Corp.#....................         14,167
         500   Neurometrix, Inc.#*.......         13,640
     103,700   NovaMed, Inc.*............        677,088
       1,000   NuVasive, Inc.#*..........         18,100
       1,592   Oakley, Inc.#.............         23,386
       2,225   Odyssey HealthCare,
               Inc.#*....................         41,474
       1,317   Option Care, Inc.#........         17,595
       2,592   OraSure Technologies,
               Inc.#*....................         22,861
       1,700   Orchid Cellmark, Inc.#....         12,920
       3,100   PainCare Holdings,
               Inc.#*....................         10,106
         905   Palomar Medical
               Technologies, Inc.#*......         31,711
       1,499   Pediatrix Medical Group,
               Inc.*.....................        132,766
       1,274   PolyMedica Corp.#.........         42,641
       3,878   PSS World Medical,
               Inc.#*....................         57,550
       1,408   Psychiatric Solutions,
               Inc.#*....................         82,706
         700   Radiation Therapy
               Services, Inc.*...........         24,717
       1,197   RehabCare Group, Inc.*....         24,179
       4,097   Renal Care Group, Inc.*...        193,829

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,262   Res-Care, Inc.*...........  $      21,921
       3,970   Resmed, Inc.#*............        152,091
     102,288   Respironics, Inc.*........      3,791,816
       1,496   Sierra Health Services*...        119,620
         700   Somanetics Corp.#*........         22,400
         998   SonoSite, Inc.#*..........         34,940
         349   Specialty Laboratories,
               Inc.*.....................          4,554
       1,200   Stereotaxis, Inc.*........         10,332
       4,131   Steris Corp. .............        103,358
       1,928   Sunrise Senior Living,
               Inc.#*....................         64,993
         925   SurModics, Inc.#*.........         34,216
       2,483   Sybron Dental Specialties,
               Inc.*.....................         98,848
     127,217   Symbion, Inc.#*...........      2,925,991
         700   Symmetry Medical, Inc.#*..         13,573
     123,700   Synovis Life Technologies,
               Inc.#*....................      1,240,711
       2,210   Techne Corp.*.............        124,092
      64,000   Tenet Healthcare
               Corp.#*...................        490,240
       3,328   ThermoGenesis Corp.#*.....         16,074
     174,078   Thoratec Corp.#*..........      3,601,674
       4,965   Triad Hospitals, Inc.*....        194,777
       1,272   TriPath Imaging, Inc.#*...          7,683
      32,900   United Surgical Partners
               International, Inc.*......      1,057,735
       2,960   Universal Health Services,
               Inc. Class B#.............        138,350
         617   US Physical Therapy,
               Inc.*.....................         11,396
       1,730   Ventana Medical
               Systems#*.................         73,266
       2,058   Viasys Healthcare,
               Inc.*.....................         52,891
         700   VistaCare, Inc.*..........          8,750
         900   Vital Images, Inc.*.......         23,535
         323   Vital Signs, Inc. ........         13,831
       1,200   WellCare Health Plans,
               Inc.#*....................         49,020


Shares                                         Value
--------------------------------------------------------
          --   WellPoint, Inc.*..........  $          36
       1,970   West Pharmaceutical
               Services, Inc.#...........         49,309
       1,645   Wright Medical Group,
               Inc.#*....................         33,558
         240   Young Innovations,
               Inc. .....................          8,179
         616   Zoll Medical Corp.*.......         15,517
                                           -------------
                                              31,507,621
                                           -------------
HOTELS & RESTAURANTS -- 2.1%
       1,316   Ameristar Casinos,
               Inc.#.....................         29,873
       5,042   Applebees International,
               Inc.#.....................        113,899
       2,058   Aztar Corp.*..............         62,543
       2,264   Bob Evans Farms, Inc.#....         52,208
         412   Buffalo Wild Wings,
               Inc.#*....................         13,683
      53,895   California Pizza Kitchen,
               Inc.#*....................      1,723,023
       2,922   CBRL Group, Inc. .........        102,708
       1,970   CEC Entertainment, Inc.*..         67,059
       4,740   Cheesecake Factory*.......        177,229
       1,796   Choice Hotels
               International, Inc. ......         75,001
       3,800   CKE Restaurants, Inc.#....         51,338
      50,700   Darden Restaurants,
               Inc.#.....................      1,971,216
         719   Dave & Buster's, Inc.#*...         12,662
       1,124   IHOP Corp.#...............         52,727
       2,301   Jack in the Box, Inc.*....         80,374
       3,397   Krispy Kreme Doughnuts,
               Inc.#*....................         19,499
      12,400   La Quinta Corp.*..........        138,136
       1,110   Landry's Restaurants,
               Inc.#.....................         29,648
       1,712   Lodgian, Inc.*............         18,370
         996   Lone Star Steakhouse &
               Saloon, Inc. .............         23,645
       1,392   Marcus Corp. .............         32,712

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         600   Monarch Casino & Resort,
               Inc.#*....................  $      13,560
       1,476   MTR Gaming Group, Inc.*...         15,365
       1,271   O'Charleys, Inc.*.........         19,713
       3,594   Outback Steakhouse,
               Inc. .....................        149,546
       1,680   Panera Bread Co.*.........        110,342
         729   Papa John's International,
               Inc.#*....................         43,237
       1,557   PF Chang's China Bistro,
               Inc.#*....................         77,274
      14,975   Rare Hospitality
               International, Inc.*......        455,090
         883   Red Robin Gourmet Burgers,
               Inc.#*....................         44,998
         600   Riviera Holdings Corp.*...          9,834
       4,000   Ruby Tuesday, Inc.#.......        103,560
       2,657   Ryan's Restaurant Group,
               Inc.#*....................         32,043
       3,456   Sonic Corp.*..............        101,952
       3,338   Station Casinos, Inc. ....        226,316
       1,339   Steak N Shake Co.*........         22,696
     218,600   Texas Roadhouse, Inc.#*...      3,399,230
       2,274   Triarc Cos. Class B#......         33,769
                                           -------------
                                               9,706,078
                                           -------------
HOUSEHOLD PRODUCTS -- 1.1%
         200   Acco Brands Corp.#*.......          4,900
       3,787   American Greetings
               Corp. ....................         83,200
         668   American Woodmark
               Corp.#....................         16,560
         662   Bassett Furniture
               Industries, Inc.#.........         12,247
       1,380   Blyth, Inc. ..............         28,911
       1,020   Central Garden and Pet
               Co.*......................         46,859
       3,633   Church & Dwight, Inc. ....        119,998
         900   CNS, Inc.#................         19,719
         476   CSS Industries, Inc.#.....         14,627


Shares                                         Value
--------------------------------------------------------
         999   Digital Theater Systems,
               Inc.#*....................  $      14,785
       1,700   Ennis Business Forms......         30,889
       1,930   Ethan Allen Interiors,
               Inc.#.....................         70,503
     158,575   Fossil, Inc.#*............      3,410,948
       2,726   Furniture Brands
               International, Inc.#......         60,872
         300   Hooker Furniture Corp.#...          5,145
       4,028   Jarden Corp.#*............        121,444
       1,617   John H Harland Co. .......         60,799
       1,358   Kimball International,
               Inc. Class B#.............         14,436
       3,420   La-Z-Boy, Inc.#...........         46,375
         809   Libbey, Inc.#.............          8,268
         219   Lifetime Brands, Inc.#....          4,527
       4,693   Maytag Corp. .............         88,322
         369   National Presto
               Industries, Inc. .........         16,365
       2,576   Playtex Products, Inc.*...         35,214
         625   Russ Berrie & Co.,
               Inc.#.....................          7,138
       2,538   Scotts Co. ...............        114,819
       2,205   Spectrum Brands, Inc.*....         44,784
         980   Standard Register Co. ....         15,494
         528   Stanley Furniture Co.,
               Inc. .....................         12,239
       2,652   Tempur-Pedic
               International, Inc.#*.....         30,498
       2,812   Tivo, Inc.#*..............         14,397
       2,584   Toro Co. .................        113,102
       2,953   Tupperware Corp. .........         66,147
         823   Universal Electronics,
               Inc.*.....................         14,180
       1,196   WD-40 Co. ................         31,407
       2,739   Yankee Candle Co.,
               Inc. .....................         70,118
                                           -------------
                                               4,870,236
                                           -------------
INDUSTRIAL MACHINERY -- 3.4%
      92,544   AGCO Corp.#*..............      1,533,454
         198   Alamo Group, Inc. ........          4,059

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,692   Albany International
               Corp. ....................  $      61,183
       1,892   Applied Industrial
               Technologies, Inc.#.......         63,741
       1,025   Astec Industries,
               Inc.#*....................         33,477
       2,005   Baldor Electric Co. ......         51,428
       3,010   Briggs & Stratton
               Corp.#....................        116,758
       1,300   Bucyrus International,
               Inc.#.....................         68,510
         687   Cascade Corp. ............         32,227
     125,130   Cognex Corp.#.............      3,765,162
       2,723   Cummins, Inc.#............        244,335
       3,130   Flowserve Corp.*..........        123,823
       1,352   Franklin Electric Co.,
               Inc.#.....................         53,458
       1,527   Gardner Denver, Inc.*.....         75,281
         819   Gehl Co.#*................         21,499
       1,300   Global Power Equipment
               Group, Inc.#*.............          5,876
         481   Gorman-Rupp Co.#..........         10,635
       4,173   Graco, Inc. ..............        152,231
       2,970   IDEX Corp. ...............        122,097
       2,743   Intermec, Inc. ...........         92,713
       1,470   Intevac, Inc.#*...........         19,404
         400   iRobot Corp.*.............         13,332
       3,056   JLG Industries, Inc. .....        139,537
      27,675   Joy Global, Inc.#.........      1,107,000
         794   Kadant, Inc.*.............         14,689
       2,247   Kennametal, Inc. .........        114,687
       2,117   Lincoln Electric Holdings,
               Inc. .....................         83,960
     144,084   Lindsay Manufacturing
               Co.#......................      2,770,735
       1,763   Manitowoc Co. ............         88,538
         339   Middleby Corp.*...........         29,324
         350   NACCO Industries, Inc. ...         41,002
       1,347   Nordson Corp. ............         54,567
       1,963   Presstek, Inc.#*..........         17,746


Shares                                         Value
--------------------------------------------------------
       1,617   Regal-Beloit Corp.#.......  $      57,242
         699   Robbins & Myers, Inc.#....         14,225
         699   Sauer-Danfoss, Inc.#......         13,148
       3,329   Snap-On, Inc. ............        125,037
       5,006   Stanley Works.............        240,488
       1,747   Stewart & Stevenson
               Services..................         36,914
       1,080   Tecumseh Products Co.#....         24,743
         525   Tennant Co. ..............         27,300
       2,932   Terex Corp.*..............        174,161
         900   TurboChef Technologies,
               Inc.#*....................         12,924
     119,317   Wabtec Corp.#.............      3,209,627
       4,277   Zebra Technologies
               Corp.*....................        183,269
                                           -------------
                                              15,245,546
                                           -------------
INSURANCE -- 3.0%
       2,117   21st Century Insurance
               Group.....................         34,253
         600   Affirmative Insurance
               Holdings, Inc.#...........          8,754
       2,002   Alfa Corp. ...............         32,232
         271   Alleghany Corp.*..........         76,964
       2,292   American Equity Investment
               Life Holding Co.#.........         29,911
       2,830   American Financial Group,
               Inc. .....................        108,417
         495   American National
               Insurance Co. ............         57,910
         400   American Physicians
               Capital, Inc.*............         18,316
       2,242   AmerUs Group Co.#.........        127,054
       1,609   Argonaut Group, Inc.*.....         52,727
       5,581   Arthur J Gallagher &
               Co.#......................        172,341
         370   Baldwin & Lyons, Inc.
               Class B...................          8,991
      72,371   Bristol West Holdings,
               Inc.#.....................      1,377,220

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       6,368   Brown & Brown, Inc.#......  $     194,479
       1,155   Ceres Group, Inc.*........          5,971
       2,196   Citizens, Inc.#*..........         11,966
         709   CNA Surety Corp.*.........         10,330
       1,634   Commerce Group, Inc. .....         93,596
       9,116   Conseco, Inc.*............        211,218
       1,931   Crawford & Co. Class B....         11,123
       1,567   Delphi Financial Group....         72,098
       1,003   Direct General Corp.#.....         16,951
      44,621   Donegal Group, Inc.#......      1,036,992
         107   EMC INS Group, Inc.#......          2,134
         200   Enstar Group, Inc.#*......         13,250
       2,606   Erie Indemnity Co. .......        138,639
         696   FBL Financial Group,
               Inc. .....................         22,836
         730   First Acceptance
               Corp.#*...................          7,512
       4,981   First American Corp. .....        225,639
         690   FPIC Insurance Group,
               Inc.*.....................         23,943
         283   Great American Financial
               Resources, Inc. ..........          5,615
       3,297   Hanover Insurance Group,
               Inc. .....................        137,716
         767   Harleysville Group,
               Inc. .....................         20,325
       6,537   HCC Insurance Holdings,
               Inc. .....................        194,018
       1,825   Hilb Rogal & Hobbs Co.#...         70,281
       2,414   Horace Mann Educators
               Corp. ....................         45,769
         360   Independence Holding
               Co. ......................          7,038
       1,300   Infinity Property &
               Casualty Corp. ...........         48,373
         202   Kansas City Life Ins
               Co.#......................         10,116
       1,500   KMG America Corp.*........         13,770
       1,038   LandAmerica Financial
               Group, Inc.#..............         64,771
         554   Markel Corp.*.............        175,646
      60,700   Max Re Capital Ltd. ......      1,576,379


Shares                                         Value
--------------------------------------------------------
       1,487   Mercury General Corp. ....  $      86,573
         466   Midland Co. ..............         16,795
         100   National Western Life
               Insurance Co.*............         20,691
         698   Navigators Group, Inc.*...         30,440
         700   Odyssey Re Holdings
               Corp.#....................         17,556
       3,746   Ohio Casualty Corp. ......        106,087
      10,900   Old Republic International
               Corp. ....................        286,234
         983   Philadelphia Consolidated
               Holding Co.*..............         95,046
     162,300   Phoenix Cos, Inc.#........      2,213,772
       1,480   PMA Capital Corp.#*.......         13,512
      32,600   PMI Group, Inc.#..........      1,338,882
       1,041   Presidential Life
               Corp. ....................         19,821
       1,594   ProAssurance Corp.*.......         77,532
       4,168   Protective Life Corp. ....        182,433
       5,000   Radian Group, Inc. .......        292,950
       1,692   Reinsurance Group of
               America, Inc.#............         80,810
       1,293   RLI Corp. ................         64,482
         600   Safety Insurance Group,
               Inc.#.....................         24,222
         673   SeaBright Insurance
               Holdings, Inc.#*..........         11,192
       1,734   Selective Insurance Group,
               Inc. .....................         92,075
       3,282   Stancorp Financial Group,
               Inc. .....................        163,936
         796   State Auto Financial
               Corp. ....................         29,022
       1,125   Stewart Information
               Services Corp. ...........         54,754
       1,200   Tower Group, Inc. ........         26,376
       1,600   Transatlantic Holdings,
               Inc.#.....................        107,520
      13,439   Triad Guaranty, Inc.#*....        591,182

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,159   UICI......................  $      76,666
         960   United Fire & Casualty
               Co.#......................         38,813
       2,845   Unitrin, Inc. ............        128,167
       1,306   Universal American
               Financial Corp.*..........         19,694
       2,400   USI Holdings Corp.#*......         33,048
         100   Wesco Financial Corp. ....         38,500
       6,388   WR Berkley Corp. .........        304,197
       1,537   Zenith National Insurance
               Corp. ....................         70,886
                                           -------------
                                              13,327,450
                                           -------------
INTERNET SERVICES & APPLICATIONS -- 1.2%
         299   1-800 Contacts, Inc.#*....          3,501
       1,266   1-800-FLOWERS.COM,
               Inc.#*....................          8,128
       3,134   Agile Software Corp.#*....         18,741
       8,026   Akamai Technologies,
               Inc.#*....................        159,958
       1,983   Alloy, Inc.#*.............          5,731
       4,300   Applied Digital Solutions,
               Inc.#*....................         12,341
       3,500   aQuantive, Inc.#*.........         88,340
         600   Arbinet-thexchange,
               Inc.#*....................          4,206
       3,723   Ariba, Inc.#*.............         27,364
       2,098   Asiainfo Holdings,
               Inc.#*....................          8,350
       1,600   Audible, Inc.#*...........         20,544
       2,342   Autobytel, Inc.#*.........         11,569
       2,958   Avocent Corp.*............         80,428
         565   Blue Coat Systems,
               Inc.*.....................         25,832
         900   Blue Nile, Inc.*..........         36,279
       4,803   Checkfree Corp.*..........        220,458
         600   Click Commerce, Inc.#*....         12,612
      25,527   CMGI, Inc.#*..............         38,801
       7,319   CNET Networks, Inc.#*.....        107,516


Shares                                         Value
--------------------------------------------------------
         244   Cogent Communications
               Group, Inc.#*.............  $       1,340
       1,724   Cybersource Corp.*........         11,378
      91,300   DealerTrack Holdings,
               Inc.*.....................      1,915,474
       2,169   Digital Insight Corp.*....         69,451
       1,891   Digital River, Inc.#*.....         56,238
       5,534   Digitas, Inc.#*...........         69,286
       2,300   Drugstore.com#*...........          6,555
       7,963   Earthlink, Inc.*..........         88,469
       1,000   eCollege.com, Inc.#*......         18,030
      15,377   Emdeon Corp.*.............        130,089
       2,872   Entrust, Inc.#*...........         13,901
       1,029   Equinix, Inc.#*...........         41,942
       2,821   eResearch Technology,
               Inc.#*....................         42,597
       2,222   F5 Networks, Inc.*........        127,076
       1,843   GSI Commerce, Inc.#*......         27,811
       2,875   Harris Interactive,
               Inc.*.....................         12,391
       8,086   Homestore, Inc.*..........         41,239
       2,019   Infospace, Inc.*..........         52,131
       2,300   Internet Capital Group,
               Inc.#*....................         18,906
       2,205   Internet Security
               Systems*..................         46,195
       2,814   Interwoven, Inc.*.........         23,835
       2,712   Ipass, Inc.#*.............         17,791
       2,525   iVillage, Inc.#*..........         20,251
       1,500   j2 Global Communications,
               Inc.#*....................         64,110
       1,203   Jupitermedia Corp.#*......         17,780
         779   Keynote Systems, Inc.*....         10,010
       2,256   Lionbridge
               Technologies#*............         15,837
       2,630   Matrixone, Inc.*..........         13,124
       6,052   Monster Worldwide,
               Inc.*.....................        247,043
       1,600   Motive, Inc.#*............          4,944
       3,206   Netbank, Inc.#............         23,019

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,189   NetFlix, Inc.#*...........  $      59,234
         642   Netratings, Inc.*.........          7,916
       2,032   NIC, Inc.#*...............         12,517
       1,500   Nutri/System, Inc.#*......         54,030
       1,492   Online Resources
               Corp.#*...................         16,487
       4,272   Openwave Systems, Inc.#*..         74,632
       4,855   Opsware, Inc.#*...........         32,965
         634   Overstock.com, Inc.#*.....         17,847
       1,362   Priceline.com, Inc.*......         30,400
       1,610   ProQuest Co.#*............         44,935
       7,400   RealNetworks, Inc.#*......         57,424
       2,932   Redback Networks, Inc.*...         41,224
         800   RightNow Technologies,
               Inc.#*....................         14,768
       3,984   RSA Security, Inc.#*......         44,740
       5,043   S1 Corp.#*................         21,937
       5,431   Sapient Corp.#*...........         30,902
       2,363   Secure Computing Corp.#*..         28,970
       1,154   Sohu.com, Inc.*...........         21,164
       3,465   SonicWALL, Inc.*..........         27,443
         817   Stamps.com, Inc.#*........         18,758
       1,721   Stellent, Inc.*...........         17,090
       2,154   SupportSoft, Inc.*........          9,090
       1,550   Terremark Worldwide,
               Inc.#*....................          7,208
      12,270   TIBCO Software, Inc.*.....         91,657
         125   Travelzoo, Inc.#*.........          2,750
       2,763   Trizetto Group#*..........         46,943
       3,627   United Online, Inc. ......         51,576
       5,300   Valueclick, Inc.#*........         95,983
       1,600   VASCO Data Security
               International, Inc.#*.....         15,776
       1,550   Vignette Corp.#*..........         25,281
       1,726   WebEx Communications,
               Inc.#*....................         37,333
         500   WebMD Health Corp.*.......         14,525


Shares                                         Value
--------------------------------------------------------
       3,170   webMethods, Inc.#*........  $      24,441
       1,400   Websense, Inc.*...........         91,896
         700   WebSideStory, Inc.*.......         12,691
                                           -------------
                                               5,341,475
                                           -------------
MANUFACTURING -- 2.3%
       1,660   Actuant Corp.#............         92,628
       2,743   Acuity Brands, Inc. ......         87,227
         400   Ameron International
               Corp. ....................         18,232
       1,134   AO Smith Corp. ...........         39,803
       1,032   Applied Films Corp.#*.....         21,435
       2,130   Aptargroup, Inc. .........        111,186
         838   Barnes Group, Inc.#.......         27,654
       1,900   Blount International,
               Inc.*.....................         30,267
       3,239   Brink's Co. ..............        155,180
       1,847   Carlisle Cos, Inc. .......        127,720
       1,395   Ceradyne, Inc.#*..........         61,101
       2,968   Clarcor, Inc. ............         88,179
       3,091   Crane Co. ................        109,020
       4,258   Donaldson Co., Inc. ......        135,404
       1,300   EnPro Industries,
               Inc.#*....................         35,035
       1,586   ESCO Technologies,
               Inc.#*....................         70,561
      80,584   Federal Signal Corp.#.....      1,209,566
       1,100   Flanders Corp.*...........         13,376
         600   Freightcar America,
               Inc. .....................         28,848
       1,647   Griffon Corp.#*...........         39,215
       2,462   Harsco Corp. .............        166,210
       3,650   Hexcel Corp.#*............         65,883
       5,031   Jacuzzi Brands, Inc.*.....         42,260
       1,547   Lancaster Colony Corp. ...         57,316
       1,876   Matthews International
               Corp. ....................         68,305
       1,425   Myers Industries, Inc. ...         20,777
       7,282   Pall Corp. ...............        195,595
       6,004   Pentair, Inc. ............        207,258

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         800   Raven Industries, Inc.#...  $      23,080
         800   Reddy Ice Holdings,
               Inc.#.....................         17,448
     170,418   Roper Industries, Inc.#...      6,733,215
       4,525   SPX Corp. ................        207,109
         696   Standex International
               Corp. ....................         19,321
       1,558   Sturm Ruger & Co.,
               Inc. .....................         10,922
       2,072   Teleflex, Inc.#...........        134,639
       1,969   Tredegar Corp. ...........         25,380
       2,372   Trinity Industries,
               Inc.#.....................        104,534
                                           -------------
                                              10,600,889
                                           -------------
METALS & MINING -- 1.8%
       6,585   AK Steel Holding
               Corp.#*...................         52,351
      21,402   Allegheny Technologies,
               Inc.#.....................        772,184
       1,800   Alpha Natural Resources,
               Inc.*.....................         34,578
         369   AM Castle & Co.*..........          8,059
       1,121   Amcol International
               Corp.#....................         23,003
       3,729   Arch Coal, Inc.#..........        296,456
       1,309   Brush Engineered
               Materials, Inc.*..........         20,813
       1,411   Carpenter Technology
               Corp.#....................         99,433
       1,238   Century Aluminum Co.#*....         32,448
       1,421   Chaparral Steel Co.*......         42,985
         840   Charles & Colvard Ltd.#...         16,968
         728   CIRCOR International,
               Inc. .....................         18,681
       1,302   Cleveland-Cliffs, Inc.#...        115,318
      14,022   Coeur d'Alene Mines
               Corp.#*...................         56,088
       3,670   Commercial Metals Co.#....        137,772
         950   Compass Minerals
               International, Inc. ......         23,313
       5,344   Consol Energy, Inc.#......        348,322


Shares                                         Value
--------------------------------------------------------
         500   Dynamic Materials Corp.#..  $      15,010
       1,400   Earle M Jorgensen Co.#*...         12,922
       1,400   Foundation Coal Holdings,
               Inc. .....................         53,200
       1,653   Gibraltar Industries,
               Inc.#.....................         37,920
       8,076   Hecla Mining Co.#*........         32,789
         800   James River Coal Co.#*....         30,560
      99,905   Kaydon Corp.#.............      3,210,947
         199   Lawson Products#..........          7,510
       4,472   Massey Energy Co. ........        169,355
       2,292   Mueller Industries,
               Inc. .....................         62,847
      67,706   NN, Inc. .................        717,684
       1,209   NS Group, Inc.*...........         50,548
         260   Omerga Flex, Inc.#*.......          4,521
       2,216   Oregon Steel Mills,
               Inc.#*....................         65,195
       1,444   Quanex Corp.#.............         72,157
         700   RBC Bearings, Inc.#*......         11,375
       1,617   Reliance Steel & Aluminum
               Co. ......................         98,831
         479   Roanoke Electric Steel
               Corp. ....................         11,304
         932   Royal Gold, Inc.#.........         32,368
       1,272   RTI International Metals,
               Inc.*.....................         48,272
       1,350   Ryerson Tull, Inc.#.......         32,832
       1,477   Schnitzer Steel
               Industries, Inc.#.........         45,181
       2,484   Steel Dynamics, Inc.#.....         88,207
         656   Steel Technologies,
               Inc.#.....................         18,361
       2,177   Stillwater Mining Co.#*...         25,188
         450   Sun Hydraulics Corp.#.....          8,699
       4,510   Timken Co. ...............        144,410
         678   Titanium Metals Corp.#*...         42,890
       6,835   United States Steel
               Corp. ....................        328,558
      35,015   USEC, Inc. ...............        418,429
         857   Valmont Industries,
               Inc.#.....................         28,675

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         500   Wheeling-Pittsburgh
               Corp.#*...................  $       4,510
       3,830   Worthington Industries#...         73,574
                                           -------------
                                               8,103,601
                                           -------------
MULTIMEDIA -- 2.7%
      80,084   4Kids Entertainment,
               Inc.#*....................      1,256,518
         300   Beasley Broadcasting
               Group, Inc.#..............          4,053
       5,573   Belo Corp.................        119,318
      18,294   Charter Communications,
               Inc.*.....................         22,319
     277,032   Citadel Broadcasting
               Corp.#....................      3,723,310
       1,516   CKX, Inc.#*...............         19,708
         450   Courier Corp..............         15,453
       2,431   Cox Radio, Inc.*..........         34,229
       1,083   Crown Media Holdings,
               Inc.*.....................          9,931
       3,022   Cumulus Media, Inc.#*.....         37,503
       9,000   Dex Media, Inc............        243,810
       3,200   Dow Jones & Co., Inc.#....        113,568
     117,429   Emmis Communications
               Corp.#*...................      2,338,011
       2,066   Entercom Communications
               Corp.*....................         61,298
       4,819   Entravision Communications
               Corp.#*...................         34,311
         425   Fisher Communications,
               Inc.#*....................         17,608
      14,474   Gemstar-TV Guide
               International, Inc.*......         37,777
       2,761   Gray Television, Inc......         27,113
       1,735   Hearst-Argyle Television,
               Inc.#.....................         41,380
       3,701   Hollinger International,
               Inc.......................         33,161


Shares                                         Value
--------------------------------------------------------
       2,850   John Wiley & Sons, Inc....  $     111,264
       1,291   Journal Communications,
               Inc.#.....................         18,009
       2,724   Journal Register Co.......         40,724
       2,807   Lee Enterprises, Inc.#....        103,606
         810   Liberty Corp..............         37,916
       1,862   Lin TV Corp.#*............         20,743
         725   Lodgenet Entertainment
               Corp.#*...................         10,107
       1,405   Martha Stewart Living
               Omnimedia#*...............         24,489
       1,258   McClatchy Co..............         74,348
       1,357   Media General, Inc.#......         68,800
     210,921   Mediacom Communications
               Corp.#*...................      1,157,956
       2,548   Meredith Corp.............        133,362
         300   Outdoor Channel Holdings,
               Inc.#*....................          4,050
         804   Playboy Enterprises, Inc.
               Class B*..................         11,168
       9,323   Primedia, Inc.#*..........         15,010
       4,700   Radio One, Inc. Class
               D*........................         48,645
     109,139   Reader's Digest
               Association, Inc..........      1,661,096
       2,183   Regent Communications,
               Inc.#*....................         10,129
         820   Saga Communications,
               Inc.#*....................          8,913
         571   Salem Communications
               Corp.#*...................          9,987
       1,976   Scholastic Corp.*.........         56,336
       2,521   Sinclair Broadcast Group,
               Inc.#.....................         23,193
       2,194   Spanish Broadcasting
               System#*..................         11,211
         646   Thomas Nelson, Inc.#......         15,924
          71   Value Line, Inc.#.........          2,500
       4,675   Westwood One, Inc.........         76,203

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,461   World Wrestling
               Entertainment, Inc.#......  $      21,447
       1,000   WorldSpace, Inc.#*........         14,510
                                           -------------
                                              11,982,025
                                           -------------
OIL & GAS -- 4.3%
         800   Alon USA Energy, Inc.*....         15,720
         802   Atlas America, Inc.*......         48,296
       1,200   ATP Oil & Gas Corp.#*.....         44,412
         777   Atwood Oceanics, Inc.#*...         60,629
       1,009   Berry Petroleum Co.#......         57,715
         800   Bill Barrett Corp.#*......         30,888
       1,000   Bois d'Arc Energy,
               Inc.#*....................         15,860
       1,050   Brigham Exploration
               Co.#*.....................         12,453
         400   Bronco Drilling Co.,
               Inc.*.....................          9,204
       2,751   Cabot Oil & Gas Corp......        124,070
       4,518   Cal Dive International,
               Inc.#*....................        162,151
       1,036   Callon Petroleum Co.*.....         18,285
       1,086   CARBO Ceramics, Inc.......         61,381
       1,200   Carrizo Oil & Gas,
               Inc.#*....................         29,652
       2,700   Cheniere Energy, Inc.#*...        100,494
       4,829   Cimarex Energy Co.*.......        207,695
         244   Clayton Williams Energy,
               Inc.*.....................         10,185
       2,550   Comstock Resources,
               Inc.*.....................         77,801
       6,572   Cooper Cameron Corp.*.....        272,081
         430   Crosstex Energy, Inc.#....         27,116
       2,096   Delta Petroleum Corp.#*...         45,630
       6,800   Denbury Resources,
               Inc.*.....................        154,904
       1,600   Dresser-Rand Group,
               Inc.*.....................         38,688
         333   Dril-Quip, Inc.*..........         15,718
      16,567   Dynegy, Inc.#*............         80,184
       1,039   Edge Petroleum Corp.#*....         25,881
       3,051   Encore Acquisition Co.*...         97,754
       3,900   Endeavour International
               Corp.*....................         12,870


Shares                                         Value
--------------------------------------------------------
       2,097   Energy Partners Ltd.#*....  $      45,694
       7,084   Equitable Resources,
               Inc.......................        259,912
      20,186   FMC Technologies,
               Inc.#*....................        866,383
       3,099   Forest Oil Corp.*.........        141,221
       3,310   Frontier Oil Corp.........        124,224
       1,661   FX Energy, Inc.#*.........         13,255
       4,400   Gasco Energy, Inc.#*......         28,732
         800   Giant Industries, Inc.*...         41,568
       5,310   Global Industries
               Ltd.#*....................         60,269
         700   Goodrich Petroleum
               Corp.#*...................         17,605
       7,253   Grant Prideco, Inc.*......        320,002
      11,109   Grey Wolf, Inc.#*.........         85,873
         354   Gulf Island Fabrication,
               Inc.......................          8,606
       5,109   Hanover Compressor Co.#*..         72,088
       2,400   Harvest Natural Resources,
               Inc.#*....................         21,312
       2,985   Helmerich & Payne, Inc....        184,801
         500   Hercules Offshore,
               Inc.*.....................         14,205
       1,277   Holly Corp.#..............         75,177
       1,187   Hornbeck Offshore
               Services, Inc.#*..........         38,815
       1,754   Houston Exploration
               Co.*......................         92,611
       1,169   Hydril Co.#*..............         73,179
       4,201   Input/Output, Inc.#*......         29,533
       2,877   KCS Energy, Inc.#*........         69,681
      58,800   Key Energy Services,
               Inc.#*....................        792,036
       1,733   Lone Star Technologies*...         89,527
         954   Lufkin Industries,
               Inc.#.....................         47,576
         388   Markwest Hydrocarbon,
               Inc. .....................          8,540
       2,440   Maverick Tube Corp.#*.....         97,258
       1,400   McMoRan Exploration
               Co.#*.....................         27,678
       5,939   Meridian Resource Corp.*..         24,944
       5,060   National Fuel Gas Co. ....        157,821

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
      54,790   Newpark Resources#*.......  $     418,048
      13,363   Oceaneering International,
               Inc.*.....................        665,210
       2,461   Oil States International,
               Inc.*.....................         77,964
       2,100   Parallel Petroleum
               Corp.#*...................         35,721
       5,173   Parker Drilling Co.#*.....         56,024
       9,988   Patterson-UTI Energy,
               Inc. .....................        329,105
       1,166   Penn Virginia Corp. ......         66,928
         600   PetroCorp, Inc.#(a).......              0
       3,254   Petrohawk Energy Corp.#*..         43,018
       1,004   Petroleum Development
               Corp.*....................         33,473
       2,800   Petroquest Energy,
               Inc.#*....................         23,184
       1,300   Pioneer Drilling Co.*.....         23,309
       4,609   Plains Exploration &
               Production Co.*...........        183,116
       3,637   Pogo Producing Co.#.......        181,159
      68,170   Pride International,
               Inc.#*....................      2,096,228
       3,318   Quicksilver Resources,
               Inc.#*....................        139,389
       7,752   Range Resources Corp. ....        204,188
       1,348   Remington Oil & Gas
               Corp.*....................         49,202
       1,015   Resource America, Inc.#...         17,306
       6,256   Rowan Cos, Inc. ..........        222,964
       1,098   RPC, Inc.#................         28,921
       1,008   SEACOR Holdings, Inc.#*...         68,645
       9,736   Southwestern Energy Co.*..        349,912
       3,336   St. Mary Land &
               Exploration Co.#..........        122,798
       1,333   Stone Energy Corp.*.......         60,692
       4,784   Superior Energy
               Services*.................        100,703
         500   Superior Well Services,
               Inc.#*....................         11,880
       1,563   Swift Energy Co.*.........         70,444
       3,957   Tesoro Petroleum Corp. ...        243,553


Shares                                         Value
--------------------------------------------------------
       1,909   Tetra Technologies,
               Inc.*.....................  $      58,263
       3,635   Tidewater, Inc. ..........        161,612
       2,930   Todco*....................        111,516
         900   Toreador Resources
               Corp.#*...................         18,963
       2,392   Transmontaigne, Inc.*.....         15,787
       1,500   Tri-Valley Corp.#*........         11,670
         700   Union Drilling, Inc.*.....         10,171
      46,759   Unit Corp.*...............      2,573,148
       1,177   Universal Compression
               Holdings, Inc.*...........         48,398
       2,147   Veritas DGC, Inc.#*.......         76,197
       3,255   Vintage Petroleum,
               Inc. .....................        173,589
         800   W&T Offshore, Inc. .......         23,520
     124,435   W-H Energy Services,
               Inc.#*....................      4,116,310
       1,400   Warren Resources, Inc.*...         22,148
       3,300   Western Gas Resources,
               Inc.#.....................        155,397
       2,206   Whiting Petroleum Corp.*..         88,240
                                           -------------
                                              19,375,856
                                           -------------
PHARMACEUTICALS -- 2.9%
       5,038   Abgenix, Inc.#*...........        108,367
       1,200   Acadia Pharmaceuticals,
               Inc.#*....................         11,820
         600   Adams Respiratory
               Therapeutics, Inc.*.......         24,396
       2,355   Adolor Corp.#*............         34,383
       5,562   Alkermes, Inc.#*..........        106,345
      43,276   Alpharma, Inc.#...........      1,233,799
       1,079   American Pharmaceutical
               Partners, Inc.#*..........         41,854
       6,558   Amylin Pharmaceuticals,
               Inc.#*....................        261,795
      58,054   Andrx Corp.*..............        956,149
       1,563   Antigenics, Inc.#*........          7,440
       1,913   Array Biopharma, Inc.#*...         13,410

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,500   Atherogenics, Inc.#*......  $      50,025
       7,200   AVANIR
               Pharmaceuticals#*.........         24,768
         972   Bentley Pharmaceuticals,
               Inc.#*....................         15,951
       1,700   Bioenvision, Inc.#*.......         11,101
       4,009   BioMarin Pharmaceuticals,
               Inc.#*....................         43,217
      95,390   BioScrip, Inc.#*..........        719,241
          71   Caraco Pharmaceutical
               Laboratories Ltd.#*.......            638
       3,359   Cell Therapeutics,
               Inc.#*....................          7,323
      30,241   Cephalon, Inc.#*..........      1,957,802
       2,109   Connetics Corp.#*.........         30,475
         700   Conor Medsystems, Inc.#*..         13,545
       3,253   Cubist Pharmaceuticals,
               Inc.#*....................         69,126
       2,709   CV Therapeutics, Inc.#*...         66,994
       1,845   Cypress Bioscience,
               Inc.#*....................         10,664
       3,584   Dendreon Corp.#*..........         19,425
       2,790   Discovery Laboratories,
               Inc.#*....................         18,637
       1,500   Dov Pharmaceutical,
               Inc.#*....................         22,020
       1,802   Durect Corp.#*............          9,136
       1,200   Dusa Pharmaceuticals,
               Inc.#*....................         12,924
       2,883   Endo Pharmaceuticals
               Holdings, Inc.*...........         87,240
       1,336   First Horizon
               Pharmaceutical Corp.#*....         23,046
      36,285   HealthExtras, Inc.#*......        910,754
         400   Hi-Tech Pharmacal Co.,
               Inc.*.....................         17,716
       1,377   I-Flow Corp.#*............         20,132
         800   Idenix Pharmaceuticals,
               Inc.#*....................         13,688
       4,200   ImClone Systems, Inc.#*...        143,808


Shares                                         Value
--------------------------------------------------------
       2,543   Inspire Pharmaceuticals,
               Inc.*.....................  $      12,918
       1,400   Introgen Therapeutics,
               Inc.#*....................          7,378
       3,092   Isis Pharmaceuticals,
               Inc.#*....................         16,202
         217   Ista Pharmaceuticals,
               Inc.#*....................          1,380
      14,076   King Pharmaceuticals,
               Inc.*.....................        238,166
         972   Kos Pharmaceuticals,
               Inc.#*....................         50,282
       2,100   KV Pharmaceutical Co.*....         43,260
       1,040   Mannatech, Inc.#..........         14,362
       1,800   Mannkind Corp.#*..........         20,268
       6,793   Medarex, Inc.#*...........         94,083
       2,749   Medicines Co.*............         47,970
       3,118   Medicis Pharmaceutical
               Corp.#....................         99,932
       4,318   MGI Pharma, Inc.#*........         74,097
      12,900   Mylan Laboratories,
               Inc. .....................        257,484
       3,634   Nabi
               Biopharmaceuticals#*......         12,283
       1,200   Nastech Pharmaceutical
               Co., Inc.#*...............         17,664
         449   Natures Sunshine Products,
               Inc. .....................          8,118
       3,466   NBTY, Inc.#*..............         56,323
       1,093   Neopharm, Inc.*...........         11,793
       2,164   Neurocrine Biosciences,
               Inc.#*....................        135,748
         588   Neurogen Corp.#*..........          3,875
         256   New River Pharmaceuticals,
               Inc.#*....................         13,281
       1,167   NitroMed, Inc.#*..........         16,280
       1,401   Noven Pharmaceuticals,
               Inc.#*....................         21,197
       2,229   NPS Pharmaceuticals,
               Inc.#*....................         26,391

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,805   Nuvelo, Inc.*.............  $      22,749
       6,300   Omnicare, Inc. ...........        360,486
       2,449   Onyx Pharmaceuticals,
               Inc.#*....................         70,433
       3,219   OSI Pharmaceuticals,
               Inc.#*....................         90,261
       1,138   Pain Therapeutics,
               Inc.#*....................          7,693
      44,648   Par Pharmaceutical Cos,
               Inc.#*....................      1,399,268
       1,449   Penwest Pharmaceuticals
               Co.#*.....................         28,284
       5,081   Perrigo Co.#..............         75,758
       1,583   Pharmion Corp.*...........         28,130
       1,540   Pozen, Inc.*..............         14,769
         600   PRA International*........         16,890
       1,700   Prestige Brands Holdings,
               Inc.#*....................         21,250
       1,228   Progenics Pharmaceuticals,
               Inc.*.....................         30,712
       1,145   Renovis, Inc.#*...........         17,519
       1,595   Rigel Pharmaceuticals,
               Inc.#*....................         13,334
       2,400   Salix Pharmaceuticals
               Ltd.#*....................         42,192
       2,314   Star Scientific, Inc.#*...          5,438
       1,521   Tanox, Inc.#*.............         24,899
         921   Trimeris, Inc.#*..........         10,582
       1,393   United Therapeutics
               Corp.*....................         96,284
         600   USANA Health Sciences,
               Inc.#*....................         23,016
     110,280   Valeant Pharmaceuticals
               International#............      1,993,862
       4,974   VCA Antech, Inc.*.........        140,267
       6,000   Watson Pharmaceuticals,
               Inc.#*....................        195,060
       1,700   Zymogenetics, Inc.*.......         28,917
                                           -------------
                                              13,177,942
                                           -------------


Shares                                         Value
--------------------------------------------------------
REAL ESTATE -- 3.4%
       2,200   Aames Investment Corp.
               REIT#.....................  $      14,212
       1,679   Acadia Realty Trust REIT..         33,664
      93,592   Affordable Residential
               Communities REIT#.........        891,932
         539   Agree Realty Corp. REIT...         15,577
         108   Alexander's, Inc. REIT*...         26,514
       1,328   Alexandria Real Estate
               Equities, Inc. REIT.......        106,904
       5,018   AMB Property Corp. REIT...        246,735
       1,000   American Campus
               Communities, Inc. REIT....         24,800
       7,798   American Financial Realty
               Trust REIT................         93,576
       2,537   American Home Mortgage
               Investment Corp. REIT#....         82,630
       1,667   AMLI Residential
               Properties Trust REIT#....         63,429
       7,071   Annaly Mortgage
               Management, Inc. REIT#....         77,357
       3,225   Anthracite Capital, Inc.
               REIT......................         33,959
       2,623   Anworth Mortgage Asset
               Corp. REIT................         19,148
       5,518   Apartment Investment &
               Management Co. REIT.......        208,967
         896   Arbor Realty Trust, Inc.
               REIT......................         23,224
       3,893   Arden Realty, Inc. REIT...        174,523
       1,953   Ashford Hospitality Trust,
               Inc. REIT.................         20,487
         392   Avatar Holdings, Inc.
               REIT#*....................         21,529
         725   Bedford Property Investors
               REIT#.....................         15,907
       1,000   Bimini Mortgage
               Management, Inc. REIT#....          9,050

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,800   BioMed Realty Trust, Inc.
               REIT......................  $      68,320
         511   Boykin Lodging Co. REIT*..          6,244
       3,359   Brandywine Realty Trust
               REIT......................         93,750
       2,984   BRE Properties REIT.......        135,712
         425   California Coastal
               Communities, Inc. REIT#*..         16,673
       2,675   Camden Property Trust
               REIT......................        154,936
       1,425   Capital Lease Funding,
               Inc. REIT#................         15,005
         784   Capital Trust, Inc.
               REIT#.....................         22,956
       3,577   CarrAmerica Realty Corp.
               REIT......................        123,872
       3,000   CB Richard Ellis Group,
               Inc. REIT*................        176,550
       2,586   CBL & Associates
               Properties, Inc. REIT.....        102,173
       1,462   Cedar Shopping Centers,
               Inc. REIT#................         20,570
       2,795   Centerpoint Properties
               Trust REIT#...............        138,297
         578   CentraCore Properties
               Trust REIT................         15,531
       2,694   Colonial Properties Trust
               REIT......................        113,094
       1,100   Columbia Equity Trust,
               Inc. REIT.................         17,765
       2,951   Commercial Net Lease
               Realty REIT...............         60,112
         419   Consolidated-Tomoka Land
               Co. REIT#.................         29,707
       1,939   Corporate Office
               Properties Trust SBI MD
               REIT......................         68,912
       2,319   Cousins Properties, Inc.
               REIT......................         65,628
      57,569   Crescent Real Estate
               Equity Co. REIT#..........      1,141,018


Shares                                         Value
--------------------------------------------------------
       1,000   CRIIMI MAE, Inc. REIT*....  $      19,800
       1,500   Deerfield Triarc Capital
               Corp. REIT#...............         20,550
       1,700   DiamondRock Hospitality
               Co. REIT..................         20,332
         800   Digital Realty Trust, Inc.
               REIT#.....................         18,104
       8,600   Duke Realty Corp. REIT....        287,240
       1,167   Eastgroup Properties
               REIT......................         52,702
       3,400   ECC Capital Corp. REIT#...          7,684
       1,100   Education Realty Trust,
               Inc. REIT#................         14,179
       1,438   Entertainment Properties
               Trust REIT................         58,598
     138,354   Equity Inns, Inc. REIT#...      1,874,697
       1,212   Equity Lifestyle
               Properties, Inc. REIT.....         53,934
       2,204   Equity One, Inc. REIT.....         50,956
       1,397   Essex Property Trust, Inc.
               REIT......................        128,803
       2,000   Extra Space Storage, Inc.
               REIT#.....................         30,800
       3,052   Federal Realty Investment
               Trust REIT................        185,104
       2,728   FelCor Lodging Trust, Inc.
               REIT#.....................         46,949
       2,900   Fieldstone Investment
               Corp. REIT#...............         34,394
       2,601   First Industrial Realty
               Trust, Inc. REIT#.........        100,138
       1,083   First Potomac Realty Trust
               REIT......................         28,808
       3,790   Forest City Enterprises,
               Inc. REIT.................        143,755
         994   Getty Realty Corp. REIT#..         26,132
       1,874   Glenborough Realty Trust,
               Inc. REIT#................         33,919

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       1,976   Glimcher Realty Trust
               REIT#.....................  $      48,056
         800   Global Signal, Inc.
               REIT......................         34,528
       2,500   GMH Communities Trust
               REIT......................         38,775
       1,460   Government Properties
               Trust, Inc. REIT..........         13,622
       1,100   Gramercy Capital Corp.
               REIT......................         25,058
       8,110   Health Care Property
               Investors, Inc. REIT......        207,292
       3,396   Health Care, Inc. REIT#...        115,124
       2,848   Healthcare Realty Trust,
               Inc. REIT.................         94,753
       1,800   Heritage Property
               Investment Trust REIT#....         60,120
       1,400   Hersha Hospitality Trust
               REIT......................         12,614
       2,419   Highland Hospitality Corp.
               REIT......................         26,730
       3,123   Highwoods Properties, Inc.
               REIT......................         88,849
       1,728   Home Properties, Inc.
               REIT......................         70,502
       3,600   HomeBanc Corp. REIT#......         26,928
       4,168   Hospitality Properties
               Trust REIT................        167,137
      11,967   HRPT Properties Trust
               REIT......................        123,858
       4,706   IMPAC Mortgage Holdings,
               Inc. REIT#................         44,283
       4,100   Inland Real Estate Corp.
               REIT......................         60,639
       2,298   Innkeepers USA Trust
               REIT......................         36,768
       3,066   Investors Real Estate
               Trust REIT#...............         28,299
         900   JER Investors Trust, Inc.
               REIT......................         15,255


Shares                                         Value
--------------------------------------------------------
       1,901   Jones Lang LaSalle, Inc.
               REIT......................  $      95,715
       1,634   Kilroy Realty Corp.
               REIT......................        101,145
       1,800   Kite Realty Group Trust
               REIT......................         27,846
       2,200   KKR Financial Corp. REIT..         52,778
       2,064   LaSalle Hotel Properties
               REIT......................         75,790
       2,924   Lexington Corporate
               Properties Trust REIT.....         62,281
       5,077   Liberty Property Trust
               REIT......................        217,549
       1,295   LTC Properties, Inc.
               REIT......................         27,234
       2,259   Luminent Mortgage Capital,
               Inc. REIT.................         16,965
       3,599   Macerich Co. REIT.........        241,637
       3,626   Mack-Cali Realty Corp.
               REIT......................        156,643
       2,108   Maguire Properties, Inc.
               REIT......................         65,137
      35,100   Medical Properties Trust,
               Inc. REIT.................        343,278
       5,759   Meristar Hospitality Corp.
               REIT*.....................         54,135
       4,700   MFA Mortgage Investments,
               Inc. REIT.................         26,790
       1,075   Mid-America Apartment
               Communities, Inc. REIT....         52,137
       3,209   Mills Corp. REIT..........        134,585
       1,600   MortgageIT Holdings, Inc.
               REIT#.....................         21,856
       1,376   National Health Investors,
               Inc. REIT.................         35,721
         500   National Health Realty,
               Inc. REIT.................          9,285
       3,929   Nationwide Health
               Properties, Inc. REIT#....         84,081

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,735   New Century Financial
               Corp. REIT#...............  $      98,651
       5,998   New Plan Excel Realty
               Trust REIT#...............        139,034
       2,500   Newcastle Investment Corp.
               REIT......................         62,125
         900   Newkirk Realty Trust, Inc.
               REIT......................         13,950
       1,300   NorthStar Realty Finance
               Corp. REIT................         13,247
       1,453   Novastar Financial, Inc.
               REIT#.....................         40,844
       2,818   Omega Healthcare
               Investors, Inc. REIT......         35,479
         563   One Liberty Properties,
               Inc. REIT.................         10,365
       1,300   Origen Financial, Inc.
               REIT......................          9,256
       2,412   Pan Pacific Retail
               Properties, Inc. REIT.....        161,339
         869   Parkway Properties, Inc.
               REIT......................         34,882
       2,044   Pennsylvania Real Estate
               Investment Trust REIT.....         76,364
       2,272   Post Properties, Inc.
               REIT......................         90,766
       2,730   Prentiss Properties Trust
               REIT......................        111,056
       1,068   PS Business Parks, Inc.
               REIT......................         52,546
       1,486   RAIT Investment Trust
               REIT......................         38,517
         692   Ramco-Gershenson
               Properties REIT...........         18,442
       5,112   Realty Income Corp.
               REIT#.....................        110,521
       4,710   Reckson Associates Realty
               Corp. REIT................        169,466
       1,054   Redwood Trust, Inc. REIT..         43,488
       4,016   Regency Centers Corp.
               REIT......................        236,743


Shares                                         Value
--------------------------------------------------------
         743   Saul Centers, Inc. REIT...  $      26,822
       2,900   Saxon Capital, Inc.
               REIT......................         32,857
       3,750   Senior Housing Properties
               Trust REIT................         63,412
       2,678   Shurgard Storage Centers,
               Inc. REIT.................        151,869
       1,300   Sizeler Property Investors
               REIT......................         16,705
       2,525   SL Green Realty Corp.
               REIT......................        192,885
       1,050   Sovran Self Storage, Inc.
               REIT......................         49,319
      61,400   Spirit Finance Corp.
               REIT#.....................        696,890
       2,600   Strategic Hotel Capital,
               Inc. REIT.................         53,508
         880   Sun Communities, Inc.
               REIT......................         27,632
       1,800   Sunstone Hotel Investors,
               Inc. REIT.................         47,826
       1,626   Tanger Factory Outlet
               Centers REIT..............         46,731
         744   Tarragon Corp. REIT#*.....         15,341
       3,043   Taubman Centers, Inc.
               REIT......................        105,744
       5,813   Thornburg Mortgage, Inc.
               REIT#.....................        152,301
       1,195   Town & Country Trust
               REIT#.....................         40,403
       1,824   Trammell Crow Co. REIT*...         46,786
       5,300   Trizec Properties, Inc.
               REIT......................        121,476
       3,427   Trustreet Properties, Inc.
               REIT......................         50,103
       2,500   U-Store-It Trust REIT.....         52,625
         246   United Capital Corp.
               REIT*.....................          6,069
       7,963   United Dominion Realty
               Trust, Inc. REIT..........        186,653
         832   Universal Health Realty
               Trust Income REIT.........         26,075

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         858   Urstadt Biddle Properties,
               Inc. REIT.................  $      13,908
       6,248   Ventas, Inc. REIT.........        200,061
       2,449   Washington Real Estate
               Investment Trust REIT#....         74,327
       4,712   Weingarten Realty
               Investors REIT............        178,161
         994   Winston Hotels, Inc.
               REIT#.....................          9,841
                                           -------------
                                              15,523,716
                                           -------------
RETAIL -- 4.3%
       2,633   99 Cents Only Stores#*....         27,541
         900   AC Moore Arts & Crafts,
               Inc.#*....................         13,095
       6,306   Advance Auto Parts*.......        274,059
       3,400   Aeropostale, Inc.*........         89,420
       1,300   AFC Enterprises, Inc.#*...         19,656
         430   America's Car Mart,
               Inc.#*....................          7,104
       7,106   American Eagle
               Outfitters#...............        163,296
       4,236   AnnTaylor Stores
               Corp.#*...................        146,227
         700   Asbury Automotive Group,
               Inc.#*....................         11,522
       2,910   Barnes & Noble, Inc. .....        124,170
       1,144   Bebe Stores, Inc.#........         16,050
       1,400   Big 5 Sporting Goods
               Corp. ....................         30,646
       6,908   Big Lots, Inc.#*..........         82,965
         600   BJ's Restaurants, Inc.*...         13,716
       4,207   BJ's Wholesale Club,
               Inc.*.....................        124,359
         209   Blair Corp. ..............          8,138
     309,210   Blockbuster, Inc.#........      1,159,537
       2,400   Bombay Co., Inc.*.........          7,104
         500   Bon-Ton Stores, Inc.#.....          9,565
       4,170   Borders Group, Inc. ......         90,364
       5,147   Brinker International,
               Inc. .....................        198,983
         959   Brown Shoe Co., Inc. .....         40,690
         533   Buckle, Inc. .............         17,184


Shares                                         Value
--------------------------------------------------------
         500   Build-A-Bear Workshop,
               Inc.#*....................  $      14,820
         916   Burlington Coat Factory
               Warehouse Corp. ..........         36,832
       1,900   Cabela's, Inc.#*..........         31,540
         745   Cache, Inc.*..............         12,903
       5,993   Carmax, Inc.#*............        165,886
       3,172   Casey's General Stores,
               Inc. .....................         78,666
       1,721   Cash America
               International, Inc. ......         39,910
       1,900   Casual Male Retail Group,
               Inc.#*....................         11,647
       1,947   Cato Corp. ...............         41,763
         687   Charlotte Russe Holding,
               Inc.*.....................         14,310
       7,358   Charming Shoppes*.........         97,126
       1,250   Childrens Place#*.........         61,775
       2,356   Christopher & Banks
               Corp.#....................         44,246
      11,342   Circuit City Stores,
               Inc. .....................        256,216
         300   Citi Trends, Inc.#*.......         12,807
       5,402   Claire's Stores, Inc. ....        157,846
      64,812   Coldwater Creek, Inc.#*...      1,978,710
         184   Conn's, Inc.#*............          6,784
       3,936   Copart, Inc.*.............         90,764
       1,436   Cost Plus, Inc.#*.........         24,627
       2,824   CSK Auto Corp.*...........         42,586
         164   DEB Shops, Inc. ..........          4,876
         992   dELiA*s, Inc.*............          8,229
       5,900   Denny's Corp.*............         23,777
         800   Design Within Reach,
               Inc.#*....................          4,240
       1,940   Dick's Sporting Goods,
               Inc.#*....................         64,486
       3,727   Dillard's, Inc.#..........         92,504
       6,274   Dollar Tree Stores,
               Inc.*.....................        150,200

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       2,100   Domino's Pizza, Inc. .....  $      50,820
       1,340   Dress Barn, Inc.#*........         51,737
         900   DSW, Inc.#*...............         23,598
      10,000   Family Dollar Stores,
               Inc.#.....................        247,900
       2,334   Finish Line, Inc. ........         40,658
         743   First Cash Financial
               Services, Inc.*...........         21,666
       9,414   Foot Locker, Inc.#........        222,076
       2,603   Fred's, Inc.#.............         42,351
      26,106   GameStop Corp.#*..........        830,693
       1,363   GameStop Corp. Class B*...         39,391
       1,221   Genesco, Inc.#*...........         47,363
       1,109   Group 1 Automotive,
               Inc.*.....................         34,856
       1,492   Guitar Center, Inc.*......         74,615
       1,101   Haverty Furniture Cos,
               Inc.#.....................         14,192
       2,095   Hibbett Sporting Goods,
               Inc.*.....................         59,666
       2,597   HOT Topic, Inc.*..........         37,007
       2,643   Insight Enterprises,
               Inc.*.....................         51,829
       1,083   J Jill Group, Inc.*.......         20,609
       1,381   Jo-Ann Stores, Inc.#*.....         16,296
         828   JOS A Bank Clothiers,
               Inc.#*....................         35,943
         407   Kenneth Cole Productions,
               Inc. .....................         10,378
       2,578   Linens 'N Things, Inc.*...         68,575
         906   Lithia Motors, Inc. ......         28,485
      60,276   Longs Drug Stores
               Corp.#....................      2,193,444
       1,600   Luby's, Inc.#*............         21,280
         600   MarineMax, Inc.#*.........         18,942
     128,063   McCormick & Schmick's
               Seafood Restaurants,
               Inc.#*....................      2,895,504
       2,952   Men's Wearhouse, Inc.*....         86,907
         982   Movado Group, Inc. .......         17,971
       1,550   Movie Gallery, Inc.#......          8,695
       2,859   MSC Industrial Direct
               Co. ......................        114,989


Shares                                         Value
--------------------------------------------------------
         600   New York & Co., Inc.#*....  $      12,720
       3,224   Nu Skin Enterprises,
               Inc. .....................         56,678
       5,896   O'Reilly Automotive,
               Inc.*.....................        188,731
       4,186   OfficeMax, Inc.#..........        106,157
       4,605   Pacific Sunwear of
               California*...............        114,757
       1,102   Pantry, Inc.*.............         51,783
       3,760   Payless Shoesource,
               Inc.*.....................         94,376
       3,471   PEP Boys-Manny Moe &
               Jack#.....................         51,683
       3,482   Petco Animal Supplies,
               Inc.#*....................         76,430
      37,249   Pier 1 Imports, Inc.#.....        325,184
       7,900   RadioShack Corp. .........        166,137
       2,708   Regis Corp. ..............        104,448
       1,181   Restoration Hardware,
               Inc.#*....................          7,110
         962   Retail Ventures, Inc.#*...         11,967
      31,418   Rite Aid Corp.*...........        109,335
       8,900   Ross Stores, Inc.#........        257,210
       1,400   Rush Enterprises, Inc.*...         20,832
       1,000   Ruth's Chris Steak
               House#*...................         18,100
      39,002   Saks, Inc.*...............        657,574
       1,334   School Specialty, Inc.*...         48,611
       2,200   Select Comfort Corp.#*....         60,170
         700   Sharper Image Corp.#*.....          6,818
         400   Shoe Carnival, Inc.*......          8,768
         759   Smart & Final, Inc.*......          9,776
       1,763   Sonic Automotive, Inc.#...         39,280
       1,419   Sports Authority, Inc.*...         44,173
       1,419   Stage Stores, Inc. .......         42,258
       1,464   Stein Mart, Inc. .........         26,572
         582   Syms Corp.#...............          8,404
         610   Systemax, Inc.#*..........          3,806
       1,192   Talbots, Inc. ............         33,161
       8,600   Tiffany & Co. ............        329,294

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
      66,468   Too, Inc.#*...............  $   1,875,062
       1,929   Tractor Supply Co.*.......        102,121
       1,092   Trans World
               Entertainment*............          6,224
       1,625   Tuesday Morning Corp.#....         33,995
         538   Under Armour, Inc.#*......         20,611
       1,631   United Auto Group,
               Inc.#.....................         62,304
       6,492   Urban Outfitters, Inc.*...        164,313
         400   Volcom, Inc.#*............         13,604
         770   West Marine, Inc.#*.......         10,765
       3,100   Wet Seal, Inc.*...........         13,764
       6,868   Williams-Sonoma, Inc.*....        296,354
       1,700   World Fuel Services
               Corp. ....................         57,324
       3,152   Zale Corp.*...............         79,273
         300   Zumiez, Inc.*.............         12,966
                                           -------------
                                              19,514,886
                                           -------------
SAVINGS & LOAN -- 1.4%
       1,292   Anchor Bancorp Wisconsin,
               Inc. .....................         39,199
       5,895   Astoria Financial
               Corp. ....................        173,313
     200,234   Bank Mutual Corp.#........      2,122,480
       2,792   BankAtlantic Bancorp,
               Inc.#.....................         39,088
       1,484   BankUnited Financial
               Corp. ....................         39,430
         400   Berkshirehill Bancorp,
               Inc.#.....................         13,400
         312   Beverly Hills Bancorp,
               Inc.#.....................          3,235
         358   BFC Financial Corp.*......          1,976
       3,850   Brookline Bancorp,
               Inc.#.....................         54,554
       1,194   Capitol Federal
               Financial#................         39,330
         300   Charter Financial
               Corp. ....................         10,713
       1,100   Clifton Savings Bancorp,
               Inc. .....................         11,066


Shares                                         Value
--------------------------------------------------------
       2,667   Commercial Capital
               Bancorp, Inc. ............  $      45,659
       1,351   Dime Community
               Bancshares................         19,738
       1,230   Downey Financial Corp.#...         84,120
       1,264   Fidelity Bankshares,
               Inc.#.....................         41,333
         524   First Defiance Financial
               Corp.#....................         14,195
         767   First Financial Holdings,
               Inc.#.....................         23,562
       7,118   First Niagara Financial
               Group, Inc. ..............        102,997
         694   First Place Financial
               Corp.#....................         16,691
       1,061   FirstFed Financial
               Corp.#*...................         57,846
       2,088   Flagstar Bancorp, Inc.#...         30,067
         879   Flushing Financial
               Corp. ....................         13,686
       1,394   Franklin Bank Corp.#*.....         25,078
       1,369   Harbor Florida Bancshares,
               Inc.#.....................         50,721
         569   Horizon Financial
               Corp. ....................         12,427
       4,995   Independence Community
               Bank Corp. ...............        198,451
       3,100   Investors Bancorp,
               Inc.*.....................         34,193
         400   Itla Capital Corp.*.......         19,540
       1,300   Kearny Financial Corp.#...         15,860
       1,908   KNBT Bancorp, Inc. .......         31,081
       1,812   MAF Bancorp, Inc. ........         74,981
         200   NASB Financial, Inc.#.....          7,872
       6,896   NewAlliance Bancshares,
               Inc.#.....................        100,268
       1,338   Northwest Bancorp,
               Inc.#.....................         28,446
         306   OceanFirst Financial
               Corp. ....................          6,965
       2,668   Ocwen Financial Corp.#*...         23,212
     107,959   Partners Trust Financial
               Group, Inc.#..............      1,300,906

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         266   Pennfed Financial
               Services, Inc.#...........  $       4,900
       3,418   People's Bank.............        106,163
      25,859   PFF Bancorp, Inc.#........        789,217
         165   Provident Financial
               Holdings, Inc. ...........          4,340
       4,264   Provident Financial
               Services, Inc. ...........         78,927
       2,773   Provident New York
               Bancorp#..................         30,531
         700   Rockville Financial,
               Inc.*.....................          9,135
         738   Sound Federal Bancorp,
               Inc.#.....................         14,096
       2,235   Sterling Financial
               Corp. ....................         55,830
         964   TierOne Corp. ............         28,351
       1,776   United Community Financial
               Corp.#....................         20,975
       5,175   Washington Federal,
               Inc.#.....................        118,973
         900   Wauwatosa Holdings,
               Inc.*.....................         10,296
         267   Westfield Financial,
               Inc.#.....................          6,411
         400   WSFS Financial Corp. .....         24,500
                                           -------------
                                               6,230,324
                                           -------------
SEMICONDUCTORS -- 4.8%
       1,416   Actel Corp.#*.............         18,026
         707   ADE Corp.#*...............         17,010
         900   Advanced Analogic
               Technologies, Inc.*.......         12,465
      10,900   Agere Systems, Inc.*......        140,610
       2,921   AMIS Holdings, Inc.*......         31,109
       6,300   Amkor Technology,
               Inc.#*....................         35,280
      17,071   Applied Micro Circuits
               Corp.#*...................         43,872
       3,146   Asyst Technologies,
               Inc.#*....................         17,995
      25,576   Atmel Corp.#*.............         79,030
       2,221   ATMI, Inc.#*..............         62,121
       1,441   August Technology Corp.*..         15,837


Shares                                         Value
--------------------------------------------------------
       6,400   Axcelis Technologies,
               Inc.#*....................  $      30,528
     143,967   Brooks Automation,
               Inc.#*....................      1,803,907
       4,842   Cirrus Logic, Inc.*.......         32,345
       1,260   Cohu, Inc. ...............         28,816
      27,582   Conexant Systems,
               Inc.#*....................         62,335
       4,469   Credence Systems Corp.#*..         31,104
       4,489   Cree, Inc.#*..............        113,302
       7,500   Cypress Semiconductor
               Corp.#*...................        106,875
       1,036   Diodes, Inc.*.............         32,168
       1,816   DSP Group, Inc.*..........         45,509
       2,700   Emcore Corp.#*............         20,034
       4,809   Emulex Corp.*.............         95,170
     417,732   Entegris, Inc.#*..........      3,935,035
       2,283   Exar Corp.*...............         28,583
     109,337   Fairchild Semiconductor
               International, Inc.#*.....      1,848,889
       2,083   Formfactor, Inc.*.........         50,888
       1,821   Genesis Microchip,
               Inc.#*....................         32,942
      11,545   Integrated Device
               Technology, Inc.#*........        152,163
       2,278   Integrated Silicon
               Solutions, Inc.*..........         14,670
       4,268   International Rectifier
               Corp.#*...................        136,149
       8,917   Intersil Corp. ...........        221,855
       1,048   IXYS Corp.#*..............         12,251
       4,487   Kopin Corp.*..............         24,005
       3,440   Kulicke & Soffa
               Industries, Inc.#*........         30,410
       8,277   Lam Research Corp.*.......        295,323
       6,745   Lattice Semiconductor
               Corp.*....................         29,138
       1,300   Leadis Technology,
               Inc.#*....................          6,695
      22,610   LSI Logic Corp.#*.........        180,880
       4,201   LTX Corp.*................         18,905
     342,214   Mattson Technology,
               Inc.#*....................      3,442,673

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       8,365   MEMC Electronic Materials,
               Inc.*.....................  $     185,452
     432,300   Micrel, Inc.#*............      5,014,680
       3,716   Microsemi Corp.*..........        102,785
       2,400   Microtune, Inc.*..........         10,008
       2,565   MIPS Technologies,
               Inc.*.....................         14,569
       1,793   MKS Instruments, Inc.*....         32,077
       1,300   Monolithic Power Systems,
               Inc.#*....................         19,487
       1,700   Monolithic System
               Technology, Inc.*.........          9,350
     115,800   Nanometrics, Inc.#*.......      1,274,946
         700   Netlogic Microsystems,
               Inc.#*....................         19,068
       7,600   Novellus Systems, Inc.*...        183,312
       3,200   Omnivision Technologies,
               Inc.#*....................         63,872
       7,408   ON Semiconductor Corp.#*..         40,966
       1,250   Pericom Semiconductor
               Corp.#*...................          9,963
       2,563   Photronics, Inc.*.........         38,599
       2,397   Pixelworks, Inc.#*........         12,177
       1,221   PLX Technology, Inc.#*....         10,501
      10,427   PMC -- Sierra, Inc.#*.....         80,392
       1,000   Portalplayer, Inc.#*......         28,320
       1,705   Power Integrations,
               Inc.#*....................         40,596
       5,353   QLogic Corp.*.............        174,026
       6,125   Rambus, Inc.#*............         99,164
         826   Rudolph Technologies,
               Inc.#*....................         10,639
         921   Semitool, Inc.#*..........         10,020
       4,577   Semtech Corp.*............         83,576
       2,265   Sigmatel, Inc.#*..........         29,671
       4,891   Silicon Image, Inc.*......         44,264
       2,655   Silicon Laboratories,
               Inc.#*....................         97,332
       2,209   Sirf Technology Holdings,
               Inc.#*....................         65,828


Shares                                         Value
--------------------------------------------------------
       9,877   Skyworks Solutions,
               Inc.#*....................  $      50,274
       1,206   Standard Microsystems
               Corp.*....................         34,600
         692   Supertex, Inc.*...........         30,621
      11,800   Teradyne, Inc.*...........        171,926
       2,709   Tessera Technologies,
               Inc.*.....................         70,028
       7,200   Transwitch Corp.*.........         13,176
       9,106   Triquint Semiconductor,
               Inc.#*....................         40,522
       1,426   Ultratech, Inc.#*.........         23,415
       2,202   Varian Semiconductor
               Equipment Associates,
               Inc.#*....................         96,734
       1,563   Veeco Instruments,
               Inc.#*....................         27,087
       1,000   Virage Logic Corp.#*......          9,880
      14,087   Vitesse Semiconductor
               Corp.#*...................         27,047
       1,000   Volterra Semiconductor
               Corp.#*...................         15,000
       2,701   Zoran Corp.*..............         43,783
                                           -------------
                                              21,796,635
                                           -------------
SOFTWARE -- 4.3%
      14,288   Activision, Inc.#*........        196,317
       5,048   Acxiom Corp. .............        116,104
       1,229   Advent Software, Inc.*....         35,530
       2,206   Allscripts Healthcare
               Solutions, Inc.#*.........         29,560
       1,300   Altiris, Inc.*............         21,957
       1,000   American Reprographics
               Co.*......................         25,410
       3,200   AMICAS, Inc.*.............         15,872
       1,812   Ansys, Inc.*..............         77,354
       2,209   Aspen Technology,
               Inc.#*....................         17,341
         428   Atari, Inc.#*.............            462
       2,355   Avid Technology, Inc.*....        128,960
      20,700   BEA Systems, Inc.#*.......        194,580

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         741   Blackbaud, Inc. ..........  $      12,656
      72,900   Blackboard, Inc.#*........      2,112,642
      13,300   BMC Software, Inc.*.......        272,517
       4,681   Borland Software
               Corp.#*...................         30,567
         451   Bottomline Technologies,
               Inc.*.....................          4,970
         568   CCC Information Services
               Group*....................         14,893
       1,717   Cerner Corp.#*............        156,093
       3,413   Certegy, Inc. ............        138,431
       9,815   Citrix Systems, Inc.*.....        282,476
         314   Computer Programs &
               Systems, Inc.#............         13,009
      22,404   Compuware Corp.*..........        200,964
       1,500   Concur Technologies,
               Inc.#*....................         19,335
       2,939   CSG Systems
               International#*...........         65,599
       2,576   Dendrite International,
               Inc.*.....................         37,120
       1,328   Digi International,
               Inc.*.....................         13,931
       4,034   Dun & Bradstreet Corp.*...        270,117
     245,484   Eclipsys Corp.#*..........      4,647,012
       2,822   eFunds Corp.*.............         66,148
       1,000   Emageon, Inc.*............         15,900
       3,380   Epicor Software Corp.#*...         47,759
         801   EPIQ Systems, Inc.#*......         14,851
       3,864   Fair Isaac Corp. .........        170,673
       1,018   FalconStor Software,
               Inc.#*....................          7,523
       2,388   Filenet Corp.*............         61,730
       3,834   Global Payments, Inc. ....        178,703
       3,510   Hyperion Solutions
               Corp.*....................        125,728
       1,612   IDX Systems Corp.*........         70,799
       1,245   Infocrossing, Inc.#*......         10,719
       5,410   Informatica Corp.*........         64,920
       1,648   infoUSA, Inc.*............         18,013
         500   InPhonic, Inc.#*..........          4,345


Shares                                         Value
--------------------------------------------------------
       1,311   Inter-Tel, Inc. ..........  $      25,656
          68   Intervideo, Inc.*.........            717
       1,993   JDA Software Group,
               Inc.*.....................         33,901
       2,510   Keane, Inc.#*.............         27,635
       2,864   Lawson Software, Inc.#*...         21,050
       1,200   Majesco Entertainment
               Co.#*.....................          1,404
         800   Mantech International
               Corp.*....................         22,288
       1,546   Mapinfo Corp.*............         19,495
       5,200   Mercury Interactive
               Corp.#*...................        144,508
       5,289   Micromuse, Inc.*..........         52,308
         822   MicroStrategy, Inc.*......         68,012
       1,267   Midway Games, Inc.#*......         24,035
       1,109   MRO Software, Inc.*.......         15,570
       5,400   NAVTEQ Corp.*.............        236,898
       2,245   NDCHealth Corp.*..........         43,171
     254,703   NetIQ Corp.#*.............      3,130,300
      21,867   Novell, Inc.#*............        193,086
       7,311   Nuance Communications,
               Inc.*.....................         55,783
       1,339   Open Solutions, Inc.*.....         30,690
       1,609   Packeteer, Inc.#*.........         12,502
      16,442   Parametric Technology
               Corp.#*...................        100,296
         900   PDF Solutions, Inc.#*.....         14,625
         573   Pegasystems, Inc.#*.......          4,189
       1,064   Per-Se Technologies,
               Inc.#*....................         24,855
       1,600   Phase Forward, Inc.#*.....         15,600
       1,800   Phoenix Technologies
               Ltd.#*....................         11,268
       2,171   Progress Software
               Corp.#*...................         61,613
         736   QAD, Inc. ................          5,623
         438   Quality Systems, Inc.#*...         33,621
       3,999   Quest Software, Inc.#*....         58,345
      10,300   Red Hat, Inc.#*...........        280,572

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         506   Renaissance Learning,
               Inc.#.....................  $       9,569
       4,200   Salesforce.com, Inc.#*....        134,610
         504   Schawk, Inc.#.............         10,458
       1,623   Seachange International,
               Inc.#*....................         12,822
       3,647   SEI Investments Co. ......        134,939
       1,419   Serena Software, Inc.#*...         33,261
       1,164   SPSS, Inc.*...............         36,003
         800   SSA Global Technologies,
               Inc.#*....................         14,552
       5,350   Sybase, Inc.*.............        116,951
         455   SYNNEX Corp.#*............          6,875
       4,012   Take-Two Interactive
               Software, Inc.#*..........         71,012
      84,996   THQ, Inc.#*...............      2,027,155
       1,072   TradeStation Group,
               Inc.#*....................         13,271
       2,346   Transaction Systems
               Architects, Inc.*.........         67,541
       3,288   Trident Microsystems,
               Inc.*.....................         59,184
         413   Ulticom, Inc.#*...........          4,052
       1,203   Ultimate Software Group,
               Inc.*.....................         22,941
       1,600   VeriFone Holdings,
               Inc.#*....................         40,480
         800   Verint Systems, Inc.#*....         27,576
     110,694   Wind River Systems,
               Inc.*.....................      1,634,950
       1,747   Witness Systems, Inc.#*...         34,364
                                           -------------
                                              19,291,772
                                           -------------
TELECOMMUNICATIONS -- 3.3%
     393,631   3Com Corp.#*..............      1,417,072
       7,007   Adaptec, Inc.#*...........         40,781
       6,914   ADC Telecommunications,
               Inc.#*....................        154,459
       3,901   Adtran, Inc. .............        116,016
       4,312   Aeroflex, Inc.*...........         46,354
       1,713   Airspan Networks,
               Inc.#*....................          9,747


Shares                                         Value
--------------------------------------------------------
       8,067   Alamosa Holdings, Inc.*...  $     150,127
         239   Alaska Communications
               Systems Group, Inc.#......          2,428
      12,500   Alltel Corp. .............        788,750
      23,468   American Tower Corp.*.....        635,983
         769   Anaren, Inc.*.............         12,019
      10,041   Andrew Corp.*.............        107,740
       1,735   Anixter International,
               Inc.#.....................         67,873
         600   Applied Signal Technology,
               Inc. .....................         13,620
     120,588   Arris Group, Inc.#*.......      1,141,968
       2,341   Atheros Communications,
               Inc.#*....................         30,433
       1,030   Audiovox Corp.#*..........         14,276
      28,600   Avaya, Inc.*..............        305,162
       1,050   Black Box Corp.#..........         49,749
       4,284   Broadwing Corp.#*.........         25,918
       2,433   C-COR.net Corp.*..........         11,824
       1,454   Centennial Communications
               Corp.#*...................         22,566
       7,600   CenturyTel, Inc.#.........        252,016
      32,086   Ciena Corp.*..............         95,295
     401,392   Cincinnati Bell, Inc.#*...      1,408,886
       1,392   Commonwealth Telephone
               Enterprises, Inc. ........         47,008
       2,997   CommScope, Inc.#*.........         60,330
       1,244   Comtech Telecommunications
               Corp.#*...................         37,992
       1,200   Consolidated
               Communications Holdings,
               Inc. .....................         15,588
      13,124   Crown Castle International
               Corp.*....................        353,167
         938   CT Communications, Inc. ..         11,387
       1,824   Ditech Communications
               Corp.*....................         15,230

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
      96,730   Dobson Communications
               Corp.#*...................  $     725,475
         500   EndWave Corp.#*...........          5,890
       1,100   Essex Corp.*..............         18,755
       6,634   Extreme Networks*.........         31,512
       1,500   FairPoint Communications,
               Inc.#.....................         15,540
      11,400   Finisar Corp.#*...........         23,712
       7,284   Foundry Networks, Inc.*...        100,592
       3,101   General Communication,
               Inc.#*....................         32,033
       4,600   Glenayre Technologies,
               Inc.#*....................         14,950
       4,400   GlobeTel Communications
               Corp.#*...................         16,236
       1,313   Golden Telecom, Inc.#.....         34,085
       4,685   Harmonic, Inc.#*..........         22,722
       7,850   Harris Corp. .............        337,628
         419   Hungarian Telephone &
               Cable Corp.#*.............          6,515
       3,600   Hypercom Corp.*...........         23,004
       2,739   IDT Corp.*................         31,663
         800   IDT Corp. Class B*........          9,360
       2,939   Interdigital
               Communications Corp.*.....         53,842
       1,100   Intrado, Inc.#*...........         25,322
       1,200   Iowa Telecommunications
               Services, Inc. ...........         18,588
       2,043   Ixia#*....................         30,196
         814   Jamdat Mobile, Inc.*......         21,636
      93,500   JDS Uniphase Corp.#*......        220,660
      41,967   Level 3 Communications,
               Inc.#*....................        120,445
       1,550   Mastec, Inc.#*............         16,229
       6,913   MRV Communications,
               Inc.#*....................         14,172
       1,991   Netgear, Inc.#*...........         38,327


Shares                                         Value
--------------------------------------------------------
      68,600   NeuStar, Inc.#*...........  $   2,091,614
       2,615   Newport Corp.*............         35,407
      33,900   Nextel Partners, Inc.#*...        947,166
       7,278   NII Holdings, Inc.*.......        317,903
         938   North Pittsburgh Systems,
               Inc.#.....................         17,700
       1,943   Novatel Wireless,
               Inc.#*....................         23,530
         886   Oplink Communications,
               Inc.*.....................         12,847
       1,024   Optical Communication
               Products, Inc.#*..........          2,365
       3,100   PanAmSat Holding Corp.#...         75,950
       2,797   Plantronics, Inc.#........         79,155
       6,125   Polycom, Inc.#*...........         93,713
       5,960   Powerwave Technologies,
               Inc.#*....................         74,917
         236   Preformed Line Products
               Co.#......................         10,098
       4,251   Premiere Global Services,
               Inc.#*....................         34,561
       2,933   Price Communications
               Corp.#*...................         43,614
       1,431   RCN Corp.#*...............         33,557
      11,565   RF Micro Devices,
               Inc.#*....................         62,567
       1,379   SafeNet, Inc.#*...........         44,431
       5,249   SBA Communications
               Corp.#*...................         93,957
         488   Shenandoah Telecom Co.#...         19,442
      15,200   Sonus Networks, Inc.#*....         56,544
       1,138   Spectralink Corp. ........         13,508
         978   SureWest
               Communications#...........         25,790
      10,600   Sycamore Networks,
               Inc.#*....................         45,792
       2,430   Symmetricom, Inc.#*.......         20,582
       1,100   Syniverse Holdings,
               Inc.*.....................         22,990
       1,820   Talk America Holdings,
               Inc.#*....................         15,707

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       3,359   Tekelec#*.................  $      46,690
       6,500   Telephone & Data Systems,
               Inc. .....................        234,195
       2,600   Telkonet, Inc.#*..........         10,790
      26,185   Tellabs, Inc.*............        285,417
       4,776   Terayon Corp.#*...........         11,033
       2,587   Time Warner Telecom,
               Inc.#*....................         25,482
       4,334   Ubiquitel, Inc.*..........         42,863
       1,000   US Cellular Corp.*........         49,400
       1,523   USA Mobility, Inc.#*......         42,218
       5,554   UTStarcom, Inc.#*.........         44,765
       1,800   Valor Communications
               Group, Inc.#..............         20,520
       1,484   Viasat, Inc.#*............         39,667
       1,165   West Corp.*...............         49,105
       2,800   Westell Technologies,
               Inc.#*....................         12,600
       3,840   Wireless Facilities,
               Inc.#*....................         19,584
       8,050   Zhone Technologies,
               Inc.#*....................         17,066
                                           -------------
                                              14,737,655
                                           -------------
TRANSPORTATION -- 4.2%
       3,900   ABX Air, Inc.*............         30,537
       2,666   Alexander & Baldwin,
               Inc. .....................        144,604
         674   Amerco, Inc.#*............         48,562
       1,434   Arkansas Best Corp. ......         62,637
     154,700   CH Robinson Worldwide,
               Inc.#.....................      5,728,541
       3,101   CNF, Inc. ................        173,315
         241   Covenant Transport,
               Inc.*.....................          3,369
         614   Dynamex, Inc.#*...........         11,703
       2,302   EGL, Inc.*................         86,486
      99,000   Expeditors International
               of Washington, Inc.#......      6,683,490
       1,967   Florida East Coast
               Industries, Inc.#.........         83,342
       1,921   Forward Air Corp.#........         70,405


Shares                                         Value
--------------------------------------------------------
       1,100   Frozen Food Express
               Industries, Inc.#*........  $      12,133
       2,647   GATX Corp.#...............         95,504
       1,200   Genesee & Wyoming, Inc.*..         45,060
         481   Greenbrier Cos, Inc.#.....         13,660
         728   Gulfmark Offshore,
               Inc.#*....................         21,563
       2,938   Heartland Express,
               Inc.#.....................         59,612
       1,100   Horizon Lines, Inc. ......         13,343
       1,194   HUB Group, Inc.*..........         42,208
         700   Interpool, Inc. ..........         13,216
       6,850   JB Hunt Transport
               Services, Inc.#...........        155,084
       4,955   Kansas City Southern#*....        121,051
      21,491   Kirby Corp.*..............      1,121,185
     148,214   Knight Transportation,
               Inc.#.....................      3,072,466
       5,795   Laidlaw International,
               Inc. .....................        134,618
       3,632   Landstar System, Inc. ....        151,600
         395   Maritrans, Inc. ..........         10,278
       1,055   Marten Transport Ltd.*....         19,213
       1,421   Offshore Logistics,
               Inc.*.....................         41,493
       1,575   Old Dominion Freight
               Line*.....................         42,493
       1,766   Overseas Shipholding
               Group.....................         88,989
          84   P.A.M. Transportation
               Services, Inc.#*..........          1,494
       2,271   Pacer International,
               Inc. .....................         59,182
       2,128   RailAmerica, Inc.*........         23,387
       3,742   Ryder System, Inc. .......        153,497
         831   SCS Transportation,
               Inc.#*....................         17,659
       1,200   Sirva, Inc.*..............          9,600
       2,582   Swift Transportation Co.,
               Inc.#*....................         52,414
         800   TAL International Group,
               Inc.*.....................         16,520

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
         500   Universal Truckload
               Services, Inc.#*..........  $      11,500
         745   US Xpress Enterprises,
               Inc.*.....................         12,948
         400   USA Truck, Inc.#*.........         11,652
       3,175   Werner Enterprises,
               Inc.#.....................         62,547
       3,480   Yellow Roadway Corp.*.....        155,243
                                           -------------
                                              18,989,403
                                           -------------
UTILITIES-ELECTRIC -- 1.6%
       9,729   Allegheny Energy,
               Inc.#*....................        307,923
       6,944   Alliant Energy Corp. .....        194,710
      22,959   Aquila, Inc.#*............         82,652
      66,620   Avista Corp. .............      1,179,840
       1,793   Black Hills Corp.#........         62,056
      18,500   Centerpoint Energy,
               Inc.#.....................        237,725
         419   Central Vermont Public
               Service Corp.#............          7,546
         804   CH Energy Group, Inc. ....         36,904
       2,884   Cleco Corp. ..............         60,131
      13,200   CMS Energy Corp.*.........        191,532
       7,412   DPL, Inc. ................        192,786
       4,922   Duquesne Light Holdings,
               Inc.#.....................         80,327
       2,938   El Paso Electric Co.*.....         61,816
       1,394   Empire District Electric
               Co. ......................         28,340
       8,513   Energy East Corp. ........        194,096
       4,264   Great Plains Energy,
               Inc.#.....................        119,222
       4,678   Hawaiian Electric
               Industries#...............        121,160
       2,501   Idacorp, Inc.#............         73,279
         800   ITC Holdings Corp.#.......         22,472
       6,965   MDU Resources Group,
               Inc. .....................        228,034
       1,024   MGE Energy, Inc. .........         34,724
       7,900   Northeast Utilities.......        155,551


Shares                                         Value
--------------------------------------------------------
      36,481   NorthWestern Corp.#.......  $   1,133,465
       4,684   NRG Energy, Inc.*.........        220,710
       6,220   NSTAR.....................        178,514
       5,273   OGE Energy Corp. .........        141,264
         600   Ormat Technologies,
               Inc.#.....................         15,684
       1,511   Otter Tail Corp. .........         43,789
      11,349   Pepco Holdings, Inc.#.....        253,877
       1,000   Pike Electric Corp.*......         16,220
       5,732   Pinnacle West Capital
               Corp. ....................        237,018
       3,838   PNM Resources, Inc. ......         93,993
       6,827   Puget Energy, Inc. .......        139,407
      17,744   Reliant Energy, Inc.#*....        183,118
      10,860   Sierra Pacific
               Resources#*...............        141,614
      12,465   TECO Energy, Inc. ........        214,149
         944   UIL Holdings Corp. .......         43,415
       1,947   Unisource Energy Corp.#...         60,746
       5,246   Westar Energy, Inc. ......        112,789
       6,869   Wisconsin Energy Corp. ...        268,303
       2,322   WPS Resources Corp. ......        128,430
                                           -------------
                                               7,299,331
                                           -------------
UTILITIES-GAS -- 0.4%
       4,439   AGL Resources, Inc. ......        154,522
       4,601   Atmos Energy Corp.#.......        120,362
         696   Cascade Natural Gas
               Corp.#....................         13,579
       4,352   Energen Corp. ............        158,065
         352   EnergySouth, Inc.#........          9,427
       1,250   Laclede Group, Inc. ......         36,512
       1,570   New Jersey Resources
               Corp. ....................         65,767
       2,555   Nicor, Inc.#..............        100,437
       1,705   Northwest Natural Gas
               Co.#......................         58,277
       6,129   Oneok, Inc. ..............        163,215
       2,153   Peoples Energy Corp.#.....         75,506

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)


Shares                                         Value
--------------------------------------------------------
       4,410   Piedmont Natural Gas
               Co.#......................  $     106,546
       1,636   South Jersey Industries,
               Inc.#.....................         47,673
       5,602   Southern Union Co.*.......        132,375
       2,347   Southwest Gas Corp. ......         61,961
       6,064   UGI Corp. ................        124,918
       4,677   Vectren Corp.#............        127,027
       2,855   WGL Holdings, Inc.#.......         85,821
                                           -------------
                                               1,641,990
                                           -------------
UTILITIES-WATER -- 0.1%
         944   American States Water
               Co.#......................         29,075
       7,397   Aqua America, Inc.#.......        201,938
       1,009   California Water Service
               Group#....................         38,574
         440   Connecticut Water Service,
               Inc.#.....................         10,785
         527   Middlesex Water Co.#......          9,138
         316   Pico Holdings, Inc.#*.....         10,194
         484   SJW Corp.#................         22,022
       1,083   Southwest Water Co.#......         15,491
                                           -------------
                                                 337,217
                                           -------------
TOTAL COMMON STOCKS
  (Cost $389,819,949 )...................    459,180,402
                                           -------------
Principal
Amount
------------
WARRANTS -- 0.0%
BUSINESS SERVICES & SUPPLIES -- 0.0%
$        108   American Banknote Corp.
               0.0%, 10/01/07............  $           0
         108   American Banknote Corp.
               0.0%, 10/01/07............              0
                                           -------------
TOTAL WARRANTS
  (Cost $--).............................              0
                                           -------------

Principal
Amount                                         Value
--------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.0%
U.S. TREASURY BONDS -- 0.0%
               United States Treasury
               Bonds
$        236   5.250%, 11/15/28-
               02/15/29(b)                 $         264
       1,308   5.375%, 02/15/31(b)                 1,510
          29   5.500%, 08/15/28(b)                    34
         251   6.250%, 08/15/23-
               05/15/30(b)                           309
         297   6.875%, 08/15/25(b)                   395
       1,750   7.125%, 02/15/23(b)                 2,332
         920   8.125%, 08/15/19(b)                 1,289
                                           -------------
                                                   6,133
                                           -------------
U.S. TREASURY NOTES -- 0.0%
               United States Treasury
               Notes
         288   3.875%, 05/15/10(b)                   286
                                           -------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS
  (Cost $6,419)                                    6,419
                                           -------------
SHORT-TERM INVESTMENTS -- 29.9%
GOVERNMENT & AGENCY SECURITIES -- 0.5%
   2,000,000   United States Treasury
               Bills
               0.0%, 02/16/06............      1,990,711
     115,000   United States Treasury
               Bills
               0.0%, 03/09/06 (f)........        114,191
                                           -------------
                                               2,104,902
                                           -------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2005
(continued)

Principal
Amount                                         Value
--------------------------------------------------------
MUTUAL FUNDS -- 29.4%
$ 12,888,989   Goldman Sachs Prime
               Obligations Fund
               4.164%, 12/31/30 (c)......  $  12,888,989
 119,815,821   State Street Navigator
               Securities Lending Prime
               Portfolio
               4.280% (c)(d)(e)..........    119,815,821
                                           -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $134,809,688)....................    134,809,712
                                           -------------
TOTAL INVESTMENTS -- 131.8%
  (Cost $524,636,056)....................    593,996,533
                                           -------------
Liabilities in excess of other
assets -- (31.8)%                           (143,363,078)
                                           -------------
TOTAL NET ASSETS -- 100.0%...............  $ 450,633,455
                                           =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*  --  Non-income producing security.
#  --  Represents security, or portion thereof, on loan as of December 31, 2005.
(a) -- Represents a security which is fair-valued.
(b) -- Represents security received, in lieu of cash, for securities on loan.
(c) -- Rate quoted represents the seven day yield of the Fund.
(d) -- Represents security purchased with cash collateral received for securities on loan.
(e) -- Represents an affiliated issuer.
(f) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.

SECURITY ABBREVIATION:
REIT -- Real Estate Investment Trust

FUTURES CONTRACTS:

  Number of                                   Underlying                    Expiration    Notional     Notional      Unrealized
  Contracts    Face Value                     Securities                       Date         Cost        Value      (Depreciation)
-------------  ----------   ----------------------------------------------  ----------   ----------   ----------   --------------
Long Position
-------------
     17          1,700      Russell 2000 Index                               Mar-2006    $1,181,944   $1,153,110      $(28,834)
     13          1,300      S&P Midcap 400 Index                             Mar-2006       979,352      966,160       (13,192)
                                                                                                                      --------
                                                                                                                      $(42,026)
                                                                                                                      ========

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 102.5%
ADVERTISING -- 0.2%
     10,100   Interpublic Group of Cos,
              Inc.*.......................  $     97,465
     21,875   Omnicom Group...............     1,862,219
                                            ------------
                                               1,959,684
                                            ------------
AEROSPACE & DEFENSE -- 1.6%
    109,000   Boeing Co. .................     7,656,160
      4,995   General Dynamics Corp. .....       569,680
      3,100   Goodrich Corp. .............       127,410
      2,900   L-3 Communications Holdings,
              Inc. .......................       215,615
      8,942   Lockheed Martin Corp. ......       568,979
     29,556   Northrop Grumman Corp. .....     1,776,611
     11,200   Raytheon Co. ...............       449,680
      4,400   Rockwell Collins, Inc. .....       204,468
     25,400   United Technologies
              Corp. ......................     1,420,114
                                            ------------
                                              12,988,717
                                            ------------
AIRLINES -- 0.2%
     95,550   Southwest Airlines Co. .....     1,569,887
                                            ------------
APPAREL & TEXTILES -- 0.4%
      3,800   Cintas Corp. ...............       156,484
     67,400   Coach, Inc.*................     2,247,116
      2,700   Jones Apparel Group,
              Inc. .......................        82,944
      2,500   Liz Claiborne, Inc. ........        89,550
      4,700   Nike, Inc. Class B..........       407,913
      1,300   Reebok International
              Ltd. .......................        75,699
      2,600   VF Corp. ...................       143,884
                                            ------------
                                               3,203,590
                                            ------------
AUTOMOTIVE -- 0.4%
      9,300   BorgWarner, Inc. ...........       563,859
      1,500   Cooper Tire & Rubber Co. ...        22,980
      3,200   Dana Corp. .................        22,976
     45,353   Ford Motor Co. .............       350,125
     14,074   General Motors Corp. .......       273,317

Shares                                         Value
--------------------------------------------------------
      4,400   Goodyear Tire & Rubber
              Co.*........................  $     76,472
      4,900   Johnson Controls, Inc. .....       357,259
      1,700   Navistar International
              Corp.*......................        48,654
      4,200   Paccar, Inc. ...............       290,766
     46,600   TRW Automotive Holdings
              Corp.*......................     1,227,910
                                            ------------
                                               3,234,318
                                            ------------
BANKING -- 6.5%
      8,800   AmSouth Bancorp.............       230,648
    402,366   Bank of America Corp. ......    18,569,191
     19,500   Bank of New York Co.,
              Inc. .......................       621,075
     13,715   BB&T Corp. .................       574,796
     13,100   City National Corp. ........       948,964
     38,400   Comerica, Inc. .............     2,179,584
      3,000   Compass Bancshares, Inc. ...       144,870
     13,991   Fifth Third Bancorp.........       527,741
      3,300   First Horizon National
              Corp. ......................       126,852
      5,860   Huntington Bancshares,
              Inc. .......................       139,175
     10,000   Keycorp.....................       329,300
      2,100   M&T Bank Corp. .............       229,005
      5,400   Marshall & Ilsley Corp. ....       232,416
     10,400   Mellon Financial Corp. .....       356,200
     14,160   National City Corp. ........       475,351
     11,700   North Fork Bancorporation,
              Inc. .......................       320,112
     24,100   Northern Trust Corp. .......     1,248,862
      7,300   PNC Financial Services
              Group, Inc. ................       451,359
     11,252   Regions Financial Corp. ....       384,368
     67,400   State Street Corp. .........     3,736,656
      9,100   SunTrust Banks, Inc. .......       662,116
      7,600   Synovus Financial Corp. ....       205,276
     41,400   UBS AG......................     3,939,210
     81,000   UnionBanCal Corp. ..........     5,566,320
     45,245   US Bancorp..................     1,352,373
     39,375   Wachovia Corp. .............     2,081,363

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      8,500   Webster Financial Corp. ....  $    398,650
    103,903   Wells Fargo & Co. ..........     6,528,225
      2,700   Zions Bancorporation........       204,012
                                            ------------
                                              52,764,070
                                            ------------
BIOTECHNOLOGY -- 2.4%
    121,157   Amgen, Inc.*................     9,554,441
      8,458   Biogen Idec, Inc.*..........       383,401
      2,700   Chiron Corp.*...............       120,042
     98,400   Genentech, Inc.*............     9,102,000
      6,600   Genzyme Corp.*..............       467,148
      5,900   Medimmune, Inc.*............       206,618
      1,300   Millipore Corp.*............        85,852
                                            ------------
                                              19,919,502
                                            ------------
BUILDING & CONSTRUCTION -- 0.5%
      4,500   American Standard Cos,
              Inc. .......................       179,775
      3,100   Centex Corp. ...............       221,619
      6,700   D.R. Horton, Inc. ..........       239,391
      2,200   Fluor Corp. ................       169,972
      2,000   KB Home.....................       145,320
     38,600   Lennar Corp. ...............     2,355,372
     10,800   Masco Corp. ................       326,052
      5,800   Pulte Homes, Inc. ..........       228,288
      2,600   Vulcan Materials Co. .......       176,150
                                            ------------
                                               4,041,939
                                            ------------
BUSINESS SERVICES & SUPPLIES -- 0.4%
     26,000   Pitney Bowes, Inc. .........     1,098,500
    134,500   Xerox Corp.*................     1,970,425
                                            ------------
                                               3,068,925
                                            ------------
CHEMICALS -- 1.1%
      5,400   Air Products & Chemicals,
              Inc. .......................       319,626
      1,800   Ashland, Inc. ..............       104,220
     55,749   Dow Chemical Co. ...........     2,442,921
      1,900   Eastman Chemical Co. .......        98,021

Shares                                         Value
--------------------------------------------------------
      4,500   Ecolab, Inc. ...............  $    163,215
     88,300   EI Du Pont de Nemours &
              Co. ........................     3,752,750
      2,900   Engelhard Corp. ............        87,435
      3,000   Hercules, Inc.*.............        33,900
      2,100   International Flavors &
              Fragrances, Inc. ...........        70,350
      4,200   PPG Industries, Inc. .......       243,180
      7,900   Praxair, Inc. ..............       418,384
      3,600   Rohm & Haas Co. ............       174,312
      3,100   Sherwin-Williams Co. .......       140,802
      1,600   Sigma-Aldrich Corp. ........       101,264
     43,400   Valspar Corp. ..............     1,070,678
                                            ------------
                                               9,221,058
                                            ------------
COMMERCIAL SERVICES -- 0.8%
     19,500   Accenture Ltd. .............       562,965
      3,900   Apollo Group, Inc.*.........       235,794
      1,663   CCE Spinco, Inc.*...........        21,779
     25,700   Cendant Corp. ..............       443,325
      3,400   Convergys Corp.*............        53,890
      3,300   Equifax, Inc. ..............       125,466
      8,000   H&R Block, Inc. ............       196,400
     70,806   McKesson Corp. .............     3,652,881
      6,600   Moody's Corp. ..............       405,372
      8,600   Paychex, Inc. ..............       327,832
      4,100   Robert Half International,
              Inc. .......................       155,349
      5,200   RR Donnelley & Sons Co. ....       177,892
                                            ------------
                                               6,358,945
                                            ------------
COMPUTERS & INFORMATION -- 3.5%
      3,000   Affiliated Computer
              Services, Inc.*.............       177,540
     82,600   Apple Computer, Inc.*.......     5,938,114
     55,100   BISYS Group, Inc.*..........       771,951
      4,600   Computer Sciences Corp.*....       232,944
    188,187   Dell, Inc.*.................     5,643,728

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
     12,800   Electronic Data Systems
              Corp. ......................  $    307,712
    372,848   EMC Corp.*..................     5,078,190
      7,600   Gateway, Inc.*..............        19,076
    216,645   Hewlett-Packard Co. ........     6,202,546
     39,773   International Business
              Machines Corp. .............     3,269,341
      3,000   Lexmark International,
              Inc.*.......................       134,490
      4,400   NCR Corp.*..................       149,336
      9,300   Network Appliance, Inc.*....       251,100
     86,900   Sun Microsystems, Inc.*.....       364,111
      9,418   Unisys Corp.*...............        54,907
                                            ------------
                                              28,595,086
                                            ------------
CONTAINERS & PACKAGING -- 0.2%
      2,600   Ball Corp. .................       103,272
      2,500   Bemis Co. ..................        69,675
      3,400   Pactiv Corp.*...............        74,800
     30,000   Sealed Air Corp.*...........     1,685,100
                                            ------------
                                               1,932,847
                                            ------------
COSMETICS & PERSONAL CARE -- 3.2%
     17,050   Alberto-Culver Co. .........       780,038
     11,600   Avon Products, Inc. ........       331,180
     95,700   Colgate-Palmolive Co. ......     5,249,145
     11,900   Kimberly-Clark Corp. .......       709,835
    332,134   Procter & Gamble Co. .......    19,223,916
                                            ------------
                                              26,294,114
                                            ------------
DISTRIBUTION & WHOLESALE -- 0.0%
      4,200   Genuine Parts Co. ..........       184,464
      2,100   WW Grainger, Inc. ..........       149,310
                                            ------------
                                                 333,774
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.8%
    161,800   American Express Co. .......     8,326,228
      6,080   Ameriprise Financial,
              Inc. .......................       249,280
      2,800   Bear Stearns Cos, Inc. .....       323,484

Shares                                         Value
--------------------------------------------------------
     52,141   Capital One Financial
              Corp. ......................  $  4,504,982
     25,500   Charles Schwab Corp. .......       374,085
      4,900   CIT Group, Inc. ............       253,722
    413,917   Citigroup, Inc. ............    20,087,392
     87,996   Countrywide Financial
              Corp. ......................     3,008,583
    110,800   E*Trade Financial Corp.*....     2,311,288
     24,324   Fannie Mae..................     1,187,255
      2,200   Federated Investors, Inc.
              Class B.....................        81,488
      3,800   Franklin Resources, Inc. ...       357,238
    125,452   Freddie Mac.................     8,198,288
     97,923   Goldman Sachs Group,
              Inc. .......................    12,505,746
      6,000   Janus Capital Group,
              Inc. .......................       111,780
     87,820   JPMorgan Chase & Co. .......     3,485,576
      6,800   Lehman Brothers Holdings,
              Inc. .......................       871,556
     33,567   MBNA Corp. .................       911,344
    124,290   Merrill Lynch & Co.,
              Inc. .......................     8,418,162
     63,731   Morgan Stanley..............     3,616,097
     10,300   SLM Corp. ..................       567,427
      3,300   T Rowe Price Group, Inc. ...       237,699
                                            ------------
                                              79,988,700
                                            ------------
ELECTRICAL EQUIPMENT -- 0.4%
      4,300   American Power Conversion
              Corp. ......................        94,600
     41,562   Emerson Electric Co. .......     3,104,681
      4,300   Molex, Inc. ................       111,585
                                            ------------
                                               3,310,866
                                            ------------
ELECTRONICS -- 0.2%
     10,470   Agilent Technologies,
              Inc.*.......................       348,546
      5,100   Applera Corp. -- Applied
              Biosystems Group............       135,456
      3,000   Fisher Scientific
              International*..............       185,580
      4,300   Jabil Circuit, Inc. *.......       159,487
      2,900   Parker Hannifin Corp. ......       191,284

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      3,000   PerkinElmer, Inc. ..........  $     70,680
     13,900   Sanmina-SCI Corp.*..........        59,214
     21,900   Solectron Corp.*............        80,154
      5,750   Symbol Technologies,
              Inc. .......................        73,715
      1,900   Tektronix, Inc. ............        53,599
      3,900   Thermo Electron Corp.*......       117,507
      2,800   Waters Corp.*...............       105,840
                                            ------------
                                               1,581,062
                                            ------------
ENTERTAINMENT & LEISURE -- 0.3%
      2,400   Brunswick Corp. ............        97,584
     11,000   Carnival Corp. .............       588,170
      6,800   Harley-Davidson, Inc. ......       350,132
      4,400   Hasbro, Inc. ...............        88,792
      8,668   International Game
              Technology..................       266,801
     10,000   Mattel, Inc. ...............       158,200
      3,200   Sabre Holdings Corp. .......        77,152
     23,600   Warner Music Group Corp. ...       454,772
                                            ------------
                                               2,081,603
                                            ------------
ENVIRONMENTAL SERVICES -- 0.1%
      7,112   Allied Waste Industries,
              Inc.*.......................        62,159
     13,798   Waste Management, Inc. .....       418,769
                                            ------------
                                                 480,928
                                            ------------
FOOD, BEVERAGE & TOBACCO -- 4.7%
      9,053   Albertson's, Inc. ..........       193,281
    140,191   Altria Group, Inc. .........    10,475,071
     19,352   Anheuser-Busch Cos.,
              Inc. .......................       831,362
     16,545   Archer-Daniels-Midland
              Co. ........................       408,000
      2,100   Brown-Forman Corp. Class B..       145,572
      4,500   Campbell Soup Co. ..........       133,965
     52,017   Coca-Cola Co. ..............     2,096,805
      8,200   Coca-Cola Enterprises,
              Inc. .......................       157,194
     12,690   ConAgra Foods, Inc. ........       257,353
     63,600   Constellation Brands,
              Inc.*.......................     1,668,228
     65,871   General Mills, Inc. ........     3,248,758

Shares                                         Value
--------------------------------------------------------
      4,500   Hershey Foods Corp. ........  $    248,625
      8,600   HJ Heinz Co. ...............       289,992
      6,273   Kellogg Co. ................       271,119
     17,985   Kroger Co.*.................       339,557
      3,300   McCormick & Co., Inc. ......       102,036
      1,400   Molson Coors Brewing Co.
              Class B.....................        93,786
      6,711   Monsanto Co. ...............       520,304
      3,800   Pepsi Bottling Group,
              Inc. .......................       108,718
    169,699   PepsiCo, Inc. ..............    10,025,817
      2,300   Reynolds American, Inc. ....       219,259
     11,000   Safeway, Inc. ..............       260,260
     19,170   Sara Lee Corp. .............       362,313
      3,200   Supervalu, Inc. ............       103,936
     15,500   Sysco Corp. ................       481,275
      6,200   Tyson Foods, Inc. ..........       106,020
      4,000   UST, Inc. ..................       163,320
      3,400   Whole Foods Market, Inc. ...       263,126
     66,610   WM Wrigley Jr Co. ..........     4,428,899
                                            ------------
                                              38,003,951
                                            ------------
FOREST PRODUCTS & PAPER -- 0.6%
     51,100   Bowater, Inc. ..............     1,569,792
     12,394   International Paper Co. ....       416,562
      2,500   Louisiana-Pacific Corp. ....        68,675
      4,652   MeadWestvaco Corp. .........       130,396
      4,500   Plum Creek Timber Co.,
              Inc. .......................       162,225
      3,100   Temple-Inland, Inc. ........       139,035
     40,800   Weyerhaeuser Co. ...........     2,706,672
                                            ------------
                                               5,193,357
                                            ------------
HEALTH CARE -- 6.1%
      7,200   Aetna, Inc. ................       679,032
      1,400   Bausch & Lomb, Inc. ........        95,060
     15,497   Baxter International,
              Inc. .......................       583,462
      6,427   Becton Dickinson & Co. .....       386,134
      6,300   Biomet, Inc. ...............       230,391
     14,433   Boston Scientific Corp.*....       353,464

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      3,900   Coventry Health Care,
              Inc.*.......................  $    222,144
      2,600   CR Bard, Inc. ..............       171,392
      8,400   Guidant Corp. ..............       543,900
     10,600   HCA, Inc. ..................       535,300
      5,900   Health Management
              Associates, Inc. ...........       129,564
      4,100   Humana, Inc.*...............       222,753
    254,752   Johnson & Johnson...........    15,310,595
      3,300   Laboratory Corp. of America
              Holdings *..................       177,705
      2,000   Manor Care, Inc. ...........        79,540
     30,390   Medtronic, Inc. ............     1,749,553
      4,096   Quest Diagnostics...........       210,862
     59,800   St Jude Medical, Inc.*......     3,001,960
     91,493   Stryker Corp. ..............     4,065,034
     11,000   Tenet Healthcare Corp.*.....        84,260
    195,116   UnitedHealth Group, Inc. ...    12,124,508
    100,700   WellPoint, Inc.*............     8,034,853
      6,251   Zimmer Holdings, Inc.*......       421,568
                                            ------------
                                              49,413,034
                                            ------------
HOTELS & RESTAURANTS -- 0.9%
      3,750   Darden Restaurants, Inc. ...       145,800
      4,600   Harrah's Entertainment,
              Inc. .......................       327,934
      8,900   Hilton Hotels Corp. ........       214,579
      4,200   Marriott International,
              Inc. .......................       281,274
    104,700   McDonald's Corp. ...........     3,530,484
     33,500   Outback Steakhouse, Inc. ...     1,393,935
     19,000   Starbucks Corp.*............       570,190
      5,600   Starwood Hotels & Resorts
              Worldwide, Inc. ............       357,616
      2,800   Wendy's International,
              Inc. .......................       154,728
      6,947   Yum! Brands, Inc. ..........       325,675
                                            ------------
                                               7,302,215
                                            ------------

Shares                                         Value
--------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.1%
      2,700   Avery Dennison Corp. .......  $    149,229
      3,700   Clorox Co. .................       210,493
      3,600   Fortune Brands, Inc. .......       280,872
      4,700   Leggett & Platt, Inc. ......       107,912
      2,100   Maytag Corp. ...............        39,522
      6,700   Newell Rubbermaid, Inc. ....       159,326
      1,700   Whirlpool Corp. ............       142,392
                                            ------------
                                               1,089,746
                                            ------------
INDUSTRIAL MACHINERY -- 0.3%
      2,000   Black & Decker Corp. .......       173,920
     17,146   Caterpillar, Inc. ..........       990,524
      1,100   Cummins, Inc. ..............        98,703
      5,900   Deere & Co. ................       401,849
      4,400   Rockwell Automation,
              Inc. .......................       260,304
      1,400   Snap-On, Inc. ..............        52,584
      2,000   Stanley Works...............        96,080
                                            ------------
                                               2,073,964
                                            ------------
INSURANCE -- 4.1%
      7,973   ACE Ltd. ...................       426,077
     12,565   Aflac, Inc. ................       583,267
     16,400   Allstate Corp. .............       886,748
      2,700   AMBAC Financial Group,
              Inc. .......................       208,062
    176,590   American International
              Group, Inc. ................    12,048,736
      7,800   AON Corp. ..................       280,410
      4,919   Chubb Corp. ................       480,340
      3,200   Cigna Corp. ................       357,440
      4,463   Cincinnati Financial
              Corp. ......................       199,407
     59,600   Conseco, Inc.*..............     1,380,932
      9,300   Genworth Financial, Inc. ...       321,594
      7,561   Hartford Financial Services
              Group, Inc. ................       649,414
      3,200   Jefferson-Pilot Corp. ......       182,176
      4,212   Lincoln National Corp. .....       223,363

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      3,300   Loews Corp. ................  $    313,005
     13,900   Marsh & McLennan Cos,
              Inc. .......................       441,464
     85,168   MBIA, Inc. .................     5,123,707
     19,100   Metlife, Inc. ..............       935,900
      2,300   MGIC Investment Corp. ......       151,386
      7,077   Principal Financial Group...       335,662
      4,900   Progressive Corp. ..........       572,222
     12,772   Prudential Financial,
              Inc. .......................       934,783
      3,000   Safeco Corp. ...............       169,500
     79,277   St Paul Travelers Cos,
              Inc. .......................     3,541,304
      2,500   Torchmark Corp. ............       139,000
     90,455   UnumProvident Corp. ........     2,057,851
      4,300   XL Capital Ltd. ............       289,734
                                            ------------
                                              33,233,484
                                            ------------
INTERNET SERVICES & APPLICATIONS -- 3.2%
      7,600   Amazon.Com, Inc.*...........       358,340
    176,012   eBay, Inc.*.................     7,612,519
     22,585   Google, Inc.*...............     9,369,613
     15,465   Homestore, Inc.*............        78,872
      2,900   Monster Worldwide, Inc.*....       118,378
     27,368   Symantec Corp.*.............       478,940
    206,351   Yahoo!, Inc.*...............     8,084,832
                                            ------------
                                              26,101,494
                                            ------------
MANUFACTURING -- 4.5%
     51,284   3M Co. .....................     3,974,510
      2,200   Cooper Industries Ltd. .....       160,600
      5,800   Danaher Corp. ..............       323,524
      5,000   Dover Corp. ................       202,450
      7,100   Eastman Kodak Co. ..........       166,140
      3,600   Eaton Corp. ................       241,524
    729,000   General Electric Co. .......    25,551,450
     66,200   Honeywell International,
              Inc. .......................     2,465,950
      5,100   Illinois Tool Works,
              Inc. .......................       448,749
     35,700   Ingersoll-Rand Co. .........     1,441,209

Shares                                         Value
--------------------------------------------------------
      2,300   ITT Industries, Inc. .......  $    236,486
      3,000   Pall Corp. .................        80,580
      3,400   Textron, Inc. ..............       261,732
     50,167   Tyco International Ltd. ....     1,447,820
                                            ------------
                                              37,002,724
                                            ------------
METALS & MINING -- 0.8%
    131,207   Alcoa, Inc. ................     3,879,791
      2,300   Allegheny Technologies,
              Inc. .......................        82,984
      4,700   Freeport-McMoRan Copper &
              Gold, Inc. Class B..........       252,860
     11,100   Newmont Mining Corp. .......       592,740
      3,900   Nucor Corp. ................       260,208
      2,600   Phelps Dodge Corp. .........       374,062
     22,000   Precision Castparts
              Corp. ......................     1,139,820
      2,700   United States Steel
              Corp. ......................       129,789
                                            ------------
                                               6,712,254
                                            ------------
MULTIMEDIA -- 2.7%
     13,300   Clear Channel
              Communications, Inc. .......       418,285
     54,323   Comcast Corp.*..............     1,410,225
     73,100   Comcast Corp. Special Class
              A*..........................     1,877,939
      1,700   Dow Jones & Co., Inc. ......        60,333
     35,100   EW Scripps Co. .............     1,685,502
      6,000   Gannett Co., Inc. ..........       363,420
      1,700   Knight-Ridder, Inc. ........       107,610
     27,000   Liberty Global, Inc. Series
              C*..........................       589,950
      9,400   McGraw-Hill Cos, Inc. ......       485,322
      1,000   Meredith Corp. .............        52,340
      3,400   New York Times Co. .........        89,930
     61,000   News Corp. .................       948,550
    309,782   Time Warner, Inc. ..........     5,402,598
      6,520   Tribune Co. ................       197,295
      5,600   Univision Communications,
              Inc.*.......................       164,584

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
    120,807   Viacom, Inc. Class B........  $  3,938,309
    169,200   Walt Disney Co. ............     4,055,724
                                            ------------
                                              21,847,916
                                            ------------
OIL & GAS -- 10.4%
      2,100   Amerada Hess Corp. .........       266,322
      5,837   Anadarko Petroleum Corp. ...       553,056
      8,180   Apache Corp. ...............       560,494
      8,664   Baker Hughes, Inc. .........       526,598
      8,100   BJ Services Co. ............       297,027
      9,500   Burlington Resources,
              Inc. .......................       818,900
    222,159   ChevronTexaco Corp. ........    12,611,966
    133,164   ConocoPhillips..............     7,747,482
     11,300   Devon Energy Corp. .........       706,702
      7,900   Dynegy, Inc.*...............        38,236
     16,921   El Paso Corp. ..............       205,759
     62,100   ENSCO International,
              Inc. .......................     2,754,135
      6,000   EOG Resources, Inc. ........       440,220
    547,470   Exxon Mobil Corp. ..........    30,751,390
    155,800   Halliburton Co. ............     9,653,368
      2,841   Kerr-McGee Corp. ...........       258,133
      2,727   Kinder Morgan, Inc. ........       250,748
      9,154   Marathon Oil Corp. .........       558,119
      4,200   Murphy Oil Corp. ...........       226,758
      3,900   Nabors Industries Ltd.*.....       295,425
      4,500   National-Oilwell Varco,
              Inc.*.......................       282,150
      3,400   Noble Corp. ................       239,836
     15,200   Noble Energy, Inc. .........       612,560
      9,956   Occidental Petroleum
              Corp. ......................       795,285
     62,100   Pride International,
              Inc.*.......................     1,909,575
      2,600   Rowan Cos, Inc. ............        92,664
     70,000   Schlumberger Ltd. ..........     6,800,500
      3,400   Sunoco, Inc. ...............       266,492
      8,200   Transocean, Inc.*...........       571,458
     15,400   Valero Energy Corp. ........       794,640
      8,800   Weatherford International
              Ltd.*.......................       318,560

Shares                                         Value
--------------------------------------------------------
    100,900   Williams Cos, Inc. .........  $  2,337,853
      9,033   XTO Energy, Inc. ...........       396,910
                                            ------------
                                              84,939,321
                                            ------------
PHARMACEUTICALS -- 5.6%
    144,865   Abbott Laboratories.........     5,712,027
      3,248   Allergan, Inc. .............       350,654
      5,332   AmerisourceBergen Corp. ....       220,745
     49,258   Bristol-Myers Squibb Co. ...     1,131,949
     10,672   Cardinal Health, Inc. ......       733,700
     11,154   Caremark Rx, Inc.*..........       577,666
    138,746   Eli Lilly & Co. ............     7,851,636
      3,800   Express Scripts, Inc.*......       318,440
      8,300   Forest Laboratories,
              Inc.*.......................       337,644
    112,400   Gilead Sciences, Inc.*......     5,915,612
      3,935   Hospira, Inc.*..............       168,339
      6,366   King Pharmaceuticals,
              Inc.*.......................       107,713
      7,798   Medco Health Solutions,
              Inc.*.......................       435,128
    154,394   Merck & Co., Inc. ..........     4,911,273
      6,000   Mylan Laboratories, Inc. ...       119,760
      3,500   Patterson Cos, Inc.*........       116,900
    239,474   Pfizer, Inc. ...............     5,584,534
    231,824   Schering-Plough Corp. ......     4,833,530
      2,800   Watson Pharmaceuticals,
              Inc.*.......................        91,028
    132,264   Wyeth.......................     6,093,403
                                            ------------
                                              45,611,681
                                            ------------
REAL ESTATE -- 1.3%
      2,200   Apartment Investment &
              Management Co. REIT.........        83,314
      5,200   Archstone-Smith Trust REIT..       217,828
     10,400   Equity Office Properties
              Trust REIT..................       315,432
      6,998   Equity Residential REIT.....       273,762
    102,730   General Growth Properties,
              Inc. REIT...................     4,827,282
    118,800   Kimco Realty Corp. REIT.....     3,811,104

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      6,100   ProLogis REIT...............  $    284,992
      2,000   Public Storage, Inc. REIT...       135,440
      4,771   Simon Property Group, Inc.
              REIT........................       365,602
      2,900   Vornado Realty Trust REIT...       242,063
                                            ------------
                                              10,556,819
                                            ------------
RETAIL -- 5.6%
     12,600   Abercrombie & Fitch Co. ....       821,268
      4,400   Autonation, Inc.*...........        95,612
      1,600   Autozone, Inc.*.............       146,800
     74,700   Bed Bath & Beyond, Inc.*....     2,700,405
     10,350   Best Buy Co., Inc. .........       450,018
      2,700   Big Lots, Inc.*.............        32,427
      4,700   Circuit City Stores,
              Inc. .......................       106,173
     42,621   Costco Wholesale Corp. .....     2,108,461
    162,200   CVS Corp. ..................     4,285,324
      2,000   Dillard's, Inc. ............        49,640
      7,650   Dollar General Corp. .......       145,885
      4,200   Family Dollar Stores,
              Inc. .......................       104,118
      6,973   Federated Department Stores,
              Inc. .......................       462,519
     14,168   Gap, Inc. ..................       249,924
    166,912   Home Depot, Inc. ...........     6,756,598
      5,900   JC Penney Co., Inc. ........       328,040
      8,800   Kohl's Corp.*...............       427,680
      9,272   Limited Brands, Inc. .......       207,229
     88,400   Lowe's Cos, Inc. ...........     5,892,744
     87,500   Michaels Stores, Inc. ......     3,094,875
      6,000   Nordstrom, Inc. ............       224,400
      7,700   Office Depot, Inc.*.........       241,780
      2,000   OfficeMax, Inc. ............        50,720
      3,600   RadioShack Corp. ...........        75,708
      2,528   Sears Holdings Corp.*.......       292,060
     18,450   Staples, Inc. ..............       418,999
     20,600   Talbots, Inc. ..............       573,092
    103,125   Target Corp. ...............     5,668,781

Shares                                         Value
--------------------------------------------------------
      3,382   Tiffany & Co. ..............  $    129,497
     11,600   TJX Cos, Inc. ..............       269,468
    178,265   Wal-Mart Stores, Inc. ......     8,342,802
     25,400   Walgreen Co. ...............     1,124,204
                                            ------------
                                              45,877,251
                                            ------------
SAVINGS & LOAN -- 0.8%
     75,422   Golden West Financial
              Corp. ......................     4,977,852
      8,700   Sovereign Bancorp, Inc. ....       188,094
     24,859   Washington Mutual, Inc. ....     1,081,367
                                            ------------
                                               6,247,313
                                            ------------
SEMICONDUCTORS -- 3.5%
      9,883   Advanced Micro Devices,
              Inc.*.......................       302,420
      9,100   Altera Corp.*...............       168,623
      9,300   Analog Devices, Inc. .......       333,591
     40,661   Applied Materials, Inc. ....       729,458
      6,700   Applied Micro Circuits
              Corp.*......................        17,219
      7,400   Broadcom Corp.*.............       348,910
     84,700   Fairchild Semiconductor
              International, Inc.*........     1,432,277
      9,907   Freescale Semiconductor,
              Inc. Class B*...............       249,359
    545,735   Intel Corp. ................    13,621,546
      4,900   Kla-Tencor Corp. ...........       241,717
      7,700   Linear Technology Corp. ....       277,739
     10,000   LSI Logic Corp.*............        80,000
      8,000   Maxim Integrated Products,
              Inc. .......................       289,920
     15,700   Micron Technology, Inc.*....       208,967
      8,300   National Semiconductor
              Corp. ......................       215,634
      3,500   Novellus Systems, Inc.*.....        84,420
      4,400   Nvidia Corp.*...............       160,864
      3,800   PMC -- Sierra, Inc.*........        29,298
      2,000   QLogic Corp.*...............        65,020
      4,718   Teradyne, Inc.*.............        68,741

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
    304,108   Texas Instruments, Inc. ....  $  9,752,744
      8,400   Xilinx, Inc. ...............       211,764
                                            ------------
                                              28,890,231
                                            ------------
SOFTWARE -- 4.1%
     14,800   Adobe Systems, Inc. ........       547,008
      5,600   Autodesk, Inc. .............       240,520
     42,600   Automatic Data Processing,
              Inc. .......................     1,954,914
      5,300   BMC Software, Inc.*.........       108,597
      4,700   Citrix Systems, Inc.*.......       135,266
     11,300   Computer Associates
              International, Inc. ........       318,547
     10,200   Compuware Corp.*............        91,494
     99,700   Electronic Arts, Inc.*......     5,215,307
     60,178   First Data Corp. ...........     2,588,256
      4,600   Fiserv, Inc.*...............       199,042
      5,423   IMS Health, Inc. ...........       135,141
      4,500   Intuit, Inc.*...............       239,850
      2,100   Mercury Interactive
              Corp.*......................        58,359
    761,520   Microsoft Corp. ............    19,913,748
     10,300   Novell, Inc.*...............        90,949
     94,659   Oracle Corp.*...............     1,155,786
      6,700   Parametric Technology
              Corp.*......................        40,870
     12,800   Siebel Systems, Inc. .......       135,424
                                            ------------
                                              33,169,078
                                            ------------
TELECOMMUNICATIONS -- 6.3%
      3,085   ADC Telecommunications,
              Inc.*.......................        68,919
      9,700   Alltel Corp. ...............       612,070
      3,500   Andrew Corp.*...............        37,555
    155,124   AT&T, Inc. .................     3,798,987
     11,141   Avaya, Inc.*................       118,874
     46,068   BellSouth Corp. ............     1,248,443
      3,000   CenturyTel, Inc. ...........        99,480
     13,700   Ciena Corp.*................        40,689
    528,219   Cisco Systems, Inc.*........     9,043,109

Shares                                         Value
--------------------------------------------------------
    203,900   Citizens Communications
              Co. ........................  $  2,493,697
      4,800   Comverse Technology,
              Inc.*.......................       127,632
    264,900   Corning, Inc.*..............     5,207,934
        275   Enterasys Networks, Inc.*...         3,652
     44,300   JDS Uniphase Corp.*.........       104,548
    149,400   Juniper Networks, Inc.*.....     3,331,620
    111,368   Lucent Technologies,
              Inc.*.......................       296,239
    269,200   Motorola, Inc. .............     6,081,228
    228,253   Qualcomm, Inc. .............     9,833,139
     42,158   Qwest Communications
              International*..............       238,193
      3,900   Scientific-Atlanta, Inc. ...       167,973
    222,766   Sprint Corp.-FON Group......     5,203,814
     11,100   Tellabs, Inc.*..............       120,990
    112,870   Verizon Communications,
              Inc. .......................     3,399,644
                                            ------------
                                              51,678,429
                                            ------------
TRANSPORTATION -- 1.4%
      9,312   Burlington Northern Santa Fe
              Corp. ......................       659,476
     19,200   Canadian National Railway
              Co. ........................     1,535,808
     31,200   CNF, Inc. ..................     1,743,768
      5,300   CSX Corp. ..................       269,081
     35,400   FedEx Corp. ................     3,660,006
     10,100   Norfolk Southern Corp. .....       452,783
      1,600   Ryder System, Inc. .........        65,632
      6,600   Union Pacific Corp. ........       531,366
     27,687   United Parcel Service, Inc.
              Class B.....................     2,080,678
                                            ------------
                                              10,998,598
                                            ------------
UTILITIES-ELECTRIC -- 3.1%
     16,700   AES Corp.*..................       264,361
      4,000   Allegheny Energy, Inc.*.....       126,600
      5,000   Ameren Corp. ...............       256,200

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

Shares                                         Value
--------------------------------------------------------
      9,800   American Electric Power Co.,
              Inc. .......................  $    363,482
      7,200   Centerpoint Energy, Inc. ...        92,520
      4,900   Cinergy Corp. ..............       208,054
      5,800   CMS Energy Corp.*...........        84,158
      6,000   Consolidated Edison,
              Inc. .......................       277,980
     26,700   Constellation Energy Group,
              Inc. .......................     1,537,920
     34,600   Dominion Resources, Inc. ...     2,671,120
      4,363   DTE Energy Co. .............       188,438
     23,210   Duke Energy Corp. ..........       637,115
      8,000   Edison International........       348,880
      5,100   Entergy Corp. ..............       350,115
    142,074   Exelon Corp. ...............     7,549,812
      8,293   FirstEnergy Corp. ..........       406,274
     43,800   FPL Group, Inc. ............     1,820,328
      6,884   NiSource, Inc. .............       143,600
     25,100   Northeast Utilities.........       494,219
     96,400   PG&E Corp. .................     3,578,368
      2,400   Pinnacle West Capital
              Corp. ......................        99,240
      9,310   PPL Corp. ..................       273,714
      6,119   Progress Energy, Inc. ......       268,746
      6,400   Public Service Enterprise
              Group, Inc. ................       415,808
     18,700   Southern Co. ...............       645,711
      4,800   TECO Energy, Inc. ..........        82,464
     43,732   TXU Corp. ..................     2,194,909
     10,260   Xcel Energy, Inc. ..........       189,400
                                            ------------
                                              25,569,536
                                            ------------
UTILITIES-GAS -- 0.2%
      4,200   KeySpan Corp. ..............       149,898
      1,000   Nicor, Inc. ................        39,310
        900   Peoples Energy Corp. .......        31,563
      6,300   Sempra Energy...............       282,492
     63,000   UGI Corp. ..................     1,297,800
                                            ------------
                                               1,801,063
                                            ------------

Shares                                         Value
--------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $739,279,175).....................  $836,243,074
                                            ------------
DEPOSITORY RECEIPTS -- 1.3%
TELECOMMUNICATIONS -- 1.3%
    333,700   Deutsche Telekom AG (ADR)...     5,549,431
    281,200   Nokia OYJ (ADR).............     5,145,960
                                            ------------
                                              10,695,391
                                            ------------
TOTAL DEPOSITORY RECEIPTS
  (Cost $11,126,466)......................    10,695,391
                                            ------------
Principal
Amount
-----------
SHORT-TERM INVESTMENTS -- 1.8%
GOVERNMENT & AGENCY SECURITIES -- 0.0%
$   323,000   United States Treasury Bills
              0.0%, 03/09/06(a)...........  $    320,729
                                            ------------
MUTUAL FUND -- 1.8%
 14,369,074   Goldman Sachs Prime
              Obligations Fund
              4.164%(b)...................    14,369,074
                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $14,689,741)......................    14,689,803
                                            ------------
TOTAL INVESTMENTS -- 105.6%
  (Cost $765,095,382).....................   861,628,268
                                            ------------
Liabilities in excess of other
assets -- (5.6)%..........................   (45,840,051)
                                            ------------
TOTAL NET ASSETS -- 100.0%................  $815,788,217
                                            ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*   -- Non-income producing security
(a) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.
(b) -- Rate quoted represents the seven day yield of the Fund.

SECURITY ABBREVIATIONS:
ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2005
(continued)

FUTURES CONTRACTS:

  Number of                                   Underlying                    Expiration    Notional     Notional      Unrealized
  Contracts    Face Value                     Securities                       Date         Cost        Value      (Depreciation)
-------------  ----------   ----------------------------------------------  ----------   ----------   ----------   --------------
Long Position
-------------
     20          5,000      S&P 500 Index                                    Mar-2006    $6,394,423    6,274,000     $(120,423)
     91          4,550      S&P 500 Index                                    Mar-2006     5,793,695    5,709,340       (84,355)
                                                                                                                     ---------
                                                                                                                     $(204,778)
                                                                                                                     =========

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005

Principal
Amount                                          Value
----------------------------------------------------------
FOREIGN OBLIGATIONS -- 5.5%
CORPORATE DEBT -- 4.3%
$     75,000   Abitibi-Consolidated Co. of
               Canada
               8.375%, 04/01/15#..........  $       71,812
     100,000   Abitibi-Consolidated, Inc.
               7.750%, 06/15/11#..........          95,250
     125,000   Abitibi-Consolidated, Inc.
               Yankee-Dollar
               8.850%, 08/01/30#..........         106,875
      50,000   ABN Amro Bank NV
               4.650%, 06/04/18...........          47,057
      40,000   ACE Ltd. Yankee-Dollar
               6.000%, 04/01/07...........          40,426
      50,000   Aegon NV
               4.750%, 06/01/13...........          48,730
     100,000   African Development Bank
               3.250%, 08/01/08...........          96,859
     400,000   Aiful Corp.
               5.000%, 08/10/10(a)........         394,868
      30,000   Alberta Energy Co. Ltd.
               Yankee-Dollar
               7.375%, 11/01/31...........          36,766
               Alcan, Inc.
      25,000   4.875%, 09/15/12...........          24,483
      50,000   5.750%, 06/01/35...........          48,684
      40,000   Alcan, Inc. Yankee-Dollar
               4.500%, 05/15/13...........          38,065
               America Movil SA de CV
      10,000   4.125%, 03/01/09...........           9,720
     100,000   5.500%, 03/01/14...........          98,760
      50,000   6.375%, 03/01/35...........          49,315
     100,000   Anadarko Finance Co.
               7.500%, 05/01/31...........         122,561
      25,000   Apache Finance Canada Corp.
               Yankee-Dollar
               7.750%, 12/15/29...........          32,638

Principal
Amount                                          Value
----------------------------------------------------------
               Asian Development Bank
$    100,000   4.125%, 09/15/10...........  $       98,104
     350,000   4.250%, 10/20/14...........         341,846
     100,000   Axa
               8.600%, 12/15/30...........         133,634
      25,000   Banco Bradesco SA
               8.750%, 10/24/13...........          27,656
   1,000,000   Banco Mercantil del Norte
               SA
               5.875%, 02/17/14(b)........         992,500
      70,000   Bank of Tokyo-Mitsubishi
               Ltd.
               8.400%, 04/15/10...........          78,606
     100,000   Baxter FinCo BV
               4.750%, 10/15/10(a)........          98,621
     150,000   BHP Billiton Finance USA
               Ltd.
               4.800%, 04/15/13...........         147,927
      10,000   BP Canada Finance Co.
               3.375%, 10/31/07...........           9,760
               BP Capital Markets PLC
      50,000   2.625%, 03/15/07...........          48,743
     520,000   2.750%, 12/29/06...........         510,223
               Brascan Corp. Yankee-Dollar
      50,000   7.125%, 06/15/12...........          54,509
     100,000   7.375%, 03/01/33...........         115,387
               British Telecommunications
               PLC
     150,000   8.375%, 12/15/10...........         170,754
     150,000   8.875%, 12/15/30...........         200,691
   1,350,000   Burlington Resources
               Finance Co.
               5.600%, 12/01/06...........       1,356,649
     100,000   Burlington Resources
               Finance Co. Yankee-Dollar
               7.400%, 12/01/31...........         126,558
      75,000   Canada Mortgage & Housing
               Corp.
               3.875%, 04/01/10...........          72,904

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     25,000   Canadian National Railway
               Co. Yankee Dollar
               4.250%, 08/01/09...........  $       24,427
               Canadian Natural Resources
               Ltd.
      25,000   4.900%, 12/01/14#..........          24,459
      50,000   5.850%, 02/01/35...........          50,445
      25,000   Canadian Pacific Ltd.
               9.450%, 08/01/21...........          35,417
     131,473   CanWest Media, Inc.
               8.000%, 09/15/12...........         134,267
     100,000   ChevronTexaco Capital Co.
               3.375%, 02/15/08...........          97,289
     100,000   China Development Bank
               5.000%, 10/15/15...........          98,580
      25,000   Coca Cola HBC Finance BV
               5.500%, 09/17/15...........          25,659
     130,000   Codelco, Inc.
               4.750%, 10/15/14(a)........         125,945
               Conoco Funding Co.
     190,000   6.350%, 10/15/11...........         203,581
      65,000   7.250%, 10/15/31...........          80,987
   1,750,000   Corporacion Andina de
               Fomento
               6.875%, 03/15/12...........       1,903,751
     754,889   Crusade Global Trust
               4.350%, 01/17/06(b)........         756,123
               Deutsche Telekom
               International Finance BV
     150,000   5.250%, 07/22/13...........         149,203
     150,000   9.250%, 06/01/32...........         206,667
     100,000   Development Bank of Japan
               4.250%, 06/09/15...........          95,821
               Diageo Capital PLC
      50,000   3.375%, 03/20/08...........          48,407
      60,000   3.500%, 11/19/07...........          58,439
      50,000   4.375%, 05/03/10...........          48,769

Principal
Amount                                          Value
----------------------------------------------------------
               Diageo Finance BV
$     15,000   3.875%, 04/01/11...........  $       14,198
     150,000   5.300%, 10/28/15...........         151,210
      50,000   Domtar, Inc. Yankee-Dollar
               7.125%, 08/15/15...........          42,625
      30,000   Eksportfinans A/S
               4.375%, 07/15/09...........          29,610
      50,000   Empresa Nacional de
               Electricidad SA
               8.500%, 04/01/09...........          54,532
               EnCana Corp. Yankee Dollar
      20,000   4.600%, 08/15/09...........          19,785
      50,000   4.750%, 10/15/13...........          48,865
      30,000   6.500%, 08/15/34...........          33,521
   1,400,000   EnCana Holdings Finance
               Corp. Yankee-Dollar
               5.800%, 05/01/14...........       1,459,310
      25,000   Endurance Specialty
               Holdings Ltd.
               7.000%, 07/15/34...........          26,511
               European Investment Bank
      50,000   2.700%, 04/20/07...........          48,835
     300,000   3.500%, 03/14/08...........         293,565
     100,000   4.000%, 03/03/10...........          98,017
     500,000   4.625%, 03/01/07#..........         499,854
     200,000   4.625%, 10/20/15...........         199,348
      15,000   Everest Reinsurance
               Holdings, Inc.
               5.400%, 10/15/14...........          14,793
               Export-Import Bank Of Korea
      50,000   4.625%, 03/16/10#..........          49,170
      50,000   5.125%, 03/16/15...........          49,631
               Falconbridge Ltd. Yankee-
               Dollar
      20,000   5.375%, 06/01/15#..........          19,283
      20,000   7.350%, 06/05/12...........          21,812

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    300,000   France Telecom SA
               7.750%, 03/01/11...........  $      335,082
      50,000   GlaxoSmithKline Capital,
               Inc.
               2.375%, 04/16/07...........          48,502
     250,000   HSBC Bank PLC Yankee-
               Dollar
               6.950%, 03/15/11#..........         269,607
     200,000   HSBC Capital Funding LP
               4.610%, 12/01/49...........         188,618
      50,000   HSBC Holdings PLC
               5.250%, 12/12/12...........          50,172
               Hydro-Quebec
     500,000   6.300%, 05/11/11...........         533,354
     100,000   8.050%, 07/07/24...........         133,958
      10,000   Inco Ltd. Yankee-Dollar
               7.750%, 05/15/12...........          11,160
      50,000   Intelsat Bermuda Ltd.
               8.695%, 01/17/06(b)........          50,813
               Inter-American Development
               Bank
      50,000   4.375%, 09/20/12...........          49,104
     600,000   7.375%, 01/15/10...........         660,332
      50,000   International Bank for
               Reconstruction &
               Development
               4.750%, 02/15/35...........          48,765
      50,000   International Lease Finance
               Corp.
               3.750%, 06/30/09...........          48,897
      98,000   Jafra Cosmetics, Inc.
               10.750%, 05/15/11..........         107,310
     100,000   Japan Bank for
               International Cooperation
               4.750%, 05/25/11...........         100,099
     100,000   Japan Finance Corp. for
               Municipal Enterprises
               4.625%, 04/21/15...........          98,871

Principal
Amount                                          Value
----------------------------------------------------------
$    175,000   Jean Coutu Group, Inc.
               8.500%, 08/01/14#..........  $      160,125
     150,000   Kerzner International Ltd.
               6.750%, 10/01/15(a)........         145,875
               KFW -- Bankengruppe
     160,000   3.250%,
               07/16/07-09/21/07..........         156,655
     300,000   3.500%, 03/14/08...........         292,792
      50,000   3.750%, 01/24/08...........          49,102
      50,000   3.875%, 06/30/09...........          49,002
     100,000   Kinder Morgan Finance Co.
               ULC
               6.400%, 01/05/36(a)........         102,488
               Korea Development Bank
      75,000   4.250%, 11/13/07...........          73,998
     100,000   4.750%, 07/20/09...........          99,141
      75,000   5.500%, 11/13/12#..........          76,599
      50,000   5.750%, 09/10/13...........          51,796
     550,000   Korea Electric Power Corp.
               4.250%, 09/12/07(a)........         543,462
      35,000   Kowloon Canton Railway
               Corp.
               8.000%, 03/15/10...........          38,971
               Landwirtschaftliche
               Rentenbank
     150,000   3.625%, 10/20/09...........         144,618
     250,000   4.125%, 07/15/08...........         246,684
     100,000   4.875%, 11/16/15...........         100,531
     100,000   Methanex Corp.
               8.750%, 08/15/12#..........         111,250
     100,000   Nell AF SARL
               8.375%, 08/15/15#..........          99,000
               Nexen, Inc. Yankee-Dollar
      50,000   5.050%, 11/20/13...........          49,283
      50,000   5.875%, 03/10/35...........          49,166
      50,000   Noranda, Inc.
               5.500%, 06/15/17...........          48,045

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   Nordic Investment Bank
               3.875%, 06/15/10...........  $       97,164
      75,000   Norske Skog Canada Ltd.
               8.625%, 06/15/11#..........          71,625
     150,000   Nova Chemicals Corp.
               6.500%, 01/15/12#..........         145,312
     150,000   Novelis, Inc.
               7.500%, 02/15/15(a)........         139,875
               Oesterreichische
               Kontrollbank AG
      50,000   4.500%, 03/09/15#..........          49,493
      50,000   5.125%, 03/20/07...........          50,325
     200,000   Oil Insurance Ltd.
               5.150%, 08/15/33(b)........         198,555
     125,000   OMI Corp.
               7.625%, 12/01/13#..........         126,719
               Petro-Canada Yankee-Dollar
      25,000   4.000%, 07/15/13...........          23,142
      50,000   5.350%, 07/15/33...........          46,432
               Petrobras International
               Finance Co.
      25,000   9.125%, 02/01/07...........          25,875
      25,000   9.750%, 07/06/11...........          29,375
     230,000   Petronas Capital Ltd.
               7.875%, 05/22/22(a)........         287,141
     390,000   Petrozuata Finance, Inc.
               8.220%, 04/01/17(a)........         366,600
      20,000   Potash Corp. of
               Saskatchewan Yankee-Dollar
               7.125%, 06/15/07...........          20,568
   2,125,000   Province of Quebec
               4.600%, 05/26/15#..........       2,073,311
   1,825,000   Region of Lombardy
               5.804%, 10/25/32...........       1,967,755
     465,000   Resona Preferred Global
               Services
               7.191%, 12/29/49(b)........         493,353

Principal
Amount                                          Value
----------------------------------------------------------
               Rhodia SA
$    175,000   7.625%, 06/01/10...........  $      175,875
      25,000   8.875%, 06/01/11...........          25,625
      25,000   Rio Tinto Finance USA Ltd.
               2.625%, 09/30/08...........          23,549
      30,000   Royal Bank of Canada
               3.875%, 05/04/09...........          29,174
     100,000   Royal Bank of Scotland
               Group PLC
               5.000%,
               11/12/13-10/01/14..........          99,280
      10,000   Royal Bank of Scotland
               Group PLC Yankee-Dollar
               4.700%, 07/03/18...........           9,535
               Royal KPN NV
     330,000   8.000%, 10/01/10...........         362,422
     100,000   8.375%, 10/01/30...........         118,498
     100,000   Santander Central Hispano
               Issuances
               7.625%, 09/14/10...........         110,751
               Scottish Power PLC
      50,000   4.910%, 03/15/10...........          49,536
      25,000   5.810%, 03/15/25...........          25,357
   1,480,000   Standard Chartered Bank
               8.000%, 05/30/31(a)........       1,909,881
      20,000   Stora Enso Oyj
               7.375%, 05/15/11...........          21,550
      50,000   Sumitomo Mitsui Banking
               Corp.
               8.000%, 06/15/12...........          57,643
      25,000   Suncor Energy, Inc. Yankee-
               Dollar
               7.150%, 02/01/32...........          30,492
               Swedish Export Credit Corp.
     100,000   3.500%, 01/15/08...........          97,822
     100,000   4.125%, 10/15/08...........          98,623
               Telecom Italia Capital
   1,885,000   5.250%,
               11/15/13-10/01/15..........       1,833,713
      50,000   6.375%, 11/15/33...........          50,577

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Telecom Italia Capital SA
$     50,000   4.000%, 01/15/10...........  $       47,622
     170,000   4.950%, 09/30/14...........         162,365
      50,000   6.000%, 09/30/34...........          48,168
     200,000   Telefonica Europe BV
               7.750%, 09/15/10...........         219,003
               Telefonos de Mexico SA
      50,000   4.750%, 01/27/10...........          49,120
     100,000   5.500%, 01/27/15...........          98,650
               Telus Corp. Yankee-Dollar
      50,000   7.500%, 06/01/07...........          51,632
     100,000   8.000%, 06/01/11...........         112,106
     100,000   Thomson Corp.
               5.500%, 08/15/35...........          96,512
      20,000   Trans-Canada Pipelines Ltd.
               Yankee-Dollar
               5.600%, 03/31/34...........          20,411
     150,000   TransCanada Pipelines Ltd.
               4.875%, 01/15/15...........         147,836
               Tyco International Group SA
     230,000   6.000%, 11/15/13...........         234,942
   1,325,000   6.125%, 11/01/08...........       1,352,527
               Tyco International Group SA
               Yankee-Dollar
      25,000   6.125%, 01/15/09...........          25,551
   2,020,000   6.375%,
               02/15/06-10/15/11..........       2,070,610
      70,000   6.750%, 02/15/11...........          73,597
   1,360,000   6.875%, 01/15/29...........       1,482,321
     410,000   7.000%, 06/15/28...........         451,032
      30,000   UFJ Finance Aruba AEC
               6.750%, 07/15/13...........          32,756
               United Utilities PLC
               Yankee-Dollar
   2,075,000   4.550%, 06/19/18...........       1,890,829
      50,000   5.375%, 02/01/19...........          48,983
     125,000   Videotron Ltee
               6.375%, 12/15/15(a)........         124,219

Principal
Amount                                          Value
----------------------------------------------------------
$    200,000   Vodafone Group PLC
               7.750%, 02/15/10...........  $      219,053
     100,000   Weatherford International,
               Inc.
               4.950%, 10/15/13...........          97,823
      15,000   WMC Financial USA Ltd.
               5.125%, 05/15/13...........          14,935
               XL Capital Europe PLC
      50,000   5.250%, 09/15/14...........          48,804
      50,000   6.375%, 11/15/24...........          51,297
     100,000   6.500%, 01/15/12...........         105,642
               Yell Finance BV
     200,000   4.125%, 10/15/14...........         193,191
     200,000   13.500%, 08/01/11(c).......         205,500
                                            --------------
                                                39,833,439
                                            --------------
            GOVERNMENT OBLIGATIONS -- 1.2%
      25,000   Banque Centrale de Tunisie
               7.375%, 04/25/12...........          27,813
      50,000   Hellenic Republic
               Government Bond
               6.950%, 03/04/08...........          52,246
     250,000   Malaysia
               7.500%, 07/15/11...........         279,767
     100,000   Poland Government
               International Bond
               5.000%, 10/19/15...........          99,625
      50,000   Province of British
               Columbia
               4.300%, 05/30/13...........          49,232
               Province of Manitoba
      50,000   4.450%, 04/12/10#..........          49,505
     200,000   9.625%, 12/01/18...........         285,596
      20,000   Province of Nova Scotia
               5.750%, 02/27/12...........          20,906
               Province of Ontario
     100,000   3.125%, 05/02/08...........          96,256
      15,000   3.500%, 09/17/07...........          14,705

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   3.625%, 10/21/09...........  $       47,858
     100,000   4.500%, 02/03/15...........          98,055
               Province of Quebec
      50,000   4.875%, 05/05/14...........          50,095
      50,000   7.500%, 09/15/29...........          65,672
     200,000   Province of Quebec Yankee-
               Dollar
               7.125%, 02/09/24...........         246,499
     100,000   Republic of Egypt
               4.450%, 09/15/15...........          97,989
               Republic of Chile
      50,000   5.500%, 01/15/13...........          51,075
      20,000   7.125%, 01/11/12...........          22,106
      50,000   Republic of Hungary
               4.750%, 02/03/15...........          48,612
               Republic of Italy
     100,000   3.250%, 05/15/09...........          95,503
      50,000   3.750%, 12/14/07...........          49,118
     500,000   4.000%, 06/16/08#..........         491,816
     250,000   4.375%, 06/15/13#..........         245,001
     200,000   6.875%, 09/27/23...........         238,575
               Republic of Korea
      30,000   4.250%, 06/01/13#..........          28,449
      50,000   4.875%, 09/22/14#..........          49,054
     100,000   5.625%, 11/03/25#..........         101,127
     100,000   8.875%, 04/15/08...........         109,564
               Republic of Poland
      50,000   5.250%, 01/15/14...........          50,850
      25,000   6.250%, 07/03/12...........          26,750
   2,090,000   Russian Federation
               5.000%, 03/31/30...........       2,359,401
               South African Republic
      35,000   6.500%, 06/02/14...........          37,844
     100,000   7.375%, 04/25/12#..........         111,250

Principal
Amount                                          Value
----------------------------------------------------------
               State of Israel
$    100,000   4.625%, 06/15/13...........  $       96,689
     250,000   5.500%,
               12/04/23-04/26/24..........         269,627
               United Mexican States
     300,000   4.625%, 10/08/08...........         296,250
     200,000   6.375%, 01/16/13...........         212,500
      30,000   6.625%, 03/03/15#..........          32,850
      75,000   6.750%, 09/27/34...........          82,031
   2,206,000   7.500%, 04/08/33...........       2,611,904
      50,000   8.000%, 09/24/22...........          61,687
      75,000   8.125%, 12/30/19...........          92,062
     540,000   8.300%, 08/15/31...........         693,900
     345,000   8.375%, 01/14/11...........         393,300
      75,000   11.375%, 09/15/16..........         110,250
      20,000   11.500%, 05/15/26..........          32,700
                                            --------------
                                                10,683,664
                                            --------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $48,619,033)......................      50,517,103
                                            --------------
U.S. CORPORATE OBLIGATIONS -- 32.3%
ASSET BACKED & MORTGAGE BACKED -- 10.5%
     762,368   AAA Trust 2005-2 A1
               4.291%, 01/26/06(b)........         762,846
      25,000   African Development Bank
               3.750%, 01/15/10...........          24,232
     200,000   AmeriCredit Automobile
               Receivables Trust
               3.430%, 07/06/11...........         193,783
      37,315   Amortizing Residential
               Collateral Trust
               4.659%, 01/25/06(d)........          37,291
   2,700,000   ARG Funding Corp. 2005-1A
               A3
               4.290%, 04/20/11(a)........       2,618,407

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    300,000   Banc of America Commercial
               Mortgage, Inc.
               4.772%, 07/11/43...........  $      297,956
     500,000   Banc of America Commercial
               Mortgage, Inc. 2003-2 A4
               5.061%, 03/11/41...........         496,655
   2,100,000   Banc of America Commercial
               Mortgage, Inc. 2005-3 A4
               4.668%, 07/10/43...........       2,023,705
     210,000   Banc of America Commercial
               Mortgage, Inc. 2005-5 A4
               5.115%, 10/10/45(b)........         209,048
   1,541,379   Bay View Auto Trust
               3.440%, 04/25/12...........       1,509,811
   1,100,000   Bear Stearns Adjustable
               Rate Mortgage Trust
               3.512%, 06/25/34(b)........       1,062,065
     568,912   Bear Stearns Asset Backed
               Securities, Inc.
               4.829%, 01/25/06...........         571,839
               Bear Stearns Commercial
               Mortgage Securities
     500,000   5.405%, 12/11/40(b)........         508,954
     500,000   6.460%, 10/15/36...........         531,144
     500,000   Bear Stearns Commercial
               Mortgage Securities
               2004-T14 A3
               4.800%, 01/12/41...........         492,450
     500,000   Bear Stearns Commercial
               Mortgage Securities
               2005-PWR7 AAB
               4.980%, 02/11/41...........         495,184
     105,037   Capital Auto Receivables
               Asset Trust
               2.920%, 04/15/08...........         104,960
     100,000   Capital One Multi Asset
               Execution Trust
               2.950%, 08/17/09...........          98,556
   2,142,238   Centex Home Equity
               3.235%, 02/25/32...........       2,116,677

Principal
Amount                                          Value
----------------------------------------------------------
$    113,010   Chase Commercial Mortgage
               Securities Corp.
               6.600%, 12/19/29...........  $      115,524
      25,000   China Development Bank
               4.750%, 10/08/14...........          24,376
     961,684   CIGNA CBO 1996-1 Ltd.
               6.460%, 11/15/08(a)........         961,684
   2,065,992   CIT Home Equity Loan Trust
               2003-1A4
               3.930%, 03/20/32...........       2,034,864
               Citibank Credit Card
               Issuance Trust
     100,000   2.900%, 05/17/10...........          95,736
     500,000   4.900%, 12/12/16...........         496,669
     180,000   4.950%, 02/09/09...........         180,178
     150,000   5.650%, 06/16/08...........         150,561
     150,000   Comed Transitional Funding
               Trust
               5.740%, 12/25/10...........         152,918
     717,828   Commercial Mortgage
               Acceptance Corp.
               6.735%, 12/15/30...........         733,285
     652,597   Commercial Mortgage Lease
               Backed Certificates
               6.746%, 06/20/31(a)........         695,233
      90,327   Conseco Finance
               6.419%, 01/15/06(b)........          90,391
   2,377,456   Countrywide Alternative
               Loan Trust
               4.729%, 01/25/06(b)........       2,375,678
               Countrywide Asset-Backed
               Certificates
      69,961   4.709%, 01/25/06...........          69,973
     100,000   4.778%, 02/25/36...........          98,626
     100,000   Countrywide Asset-Backed
               Certificates 2005-7 AF4
               4.867%, 11/25/35...........          96,499

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$  1,241,875   Countrywide Home Loan
               Mortgage Pass Through Trust
               4.872%, 02/25/34(b)........  $    1,236,152
               Countrywide Home Loans,
               Inc.
   2,333,857   4.669%, 01/25/06...........       2,328,201
   2,492,158   4.679%, 01/25/06...........       2,486,063
   1,318,804   Crimmi Mae Commercial
               Mortgage Trust
               7.000%, 06/02/33(a)........       1,380,963
               CS First Boston Mortgage
               Securities Corp.
     500,000   4.609%, 02/15/38...........         491,311
   2,500,000   4.889%, 11/15/37(b)........       2,426,511
     150,000   5.100%, 08/15/38(b)........         150,025
     300,000   5.230%, 12/15/40...........         299,547
   2,375,000   E-Trade RV and Marine Trust
               3.620%, 10/08/18...........       2,280,378
     105,167   EMC Mortgage Loan Trust
               4.849%, 01/25/06(b)........         105,727
     358,243   EQCC Trust
               4.679%, 01/25/06(b)........         358,646
     750,000   Ford Credit Auto Owner
               Trust 2005-B A4
               4.380%, 01/15/10...........         742,684
     875,000   Franklin Auto Trust
               3.570%, 03/16/09...........         865,887
               GE Capital Commercial
               Mortgage Corp.
     500,000   5.082%, 11/10/45...........         502,023
     750,000   5.333%, 11/10/45(b)........         763,381
     500,000   5.994%, 12/10/35...........         514,500
     350,000   6.531%, 05/15/33...........         371,995

Principal
Amount                                          Value
----------------------------------------------------------
               GMAC Commercial Mortgage
               Securities, Inc.
$  1,000,000   4.865%, 09/25/34(b)........  $      982,757
      70,000   5.389%, 10/15/38...........          70,900
   1,475,166   6.700%,
               05/15/30-04/15/34..........       1,534,415
     130,465   Green Tree Financial Corp.
               8.100%, 07/15/26...........          22,058
     200,000   Greenwich Capital
               Commercial Funding Corp.
               4.948%, 01/11/35...........         198,147
     750,000   Hertz Vehicle Financing LLC
               2.380%, 05/25/08(a)........         728,375
     106,876   HFC Home Equity Loan Asset
               Backed Certificates
               4.820%, 01/20/06(b)........         106,886
     400,000   Honda Auto Receivables
               2003-4 A4
               2.790%, 03/16/09...........         391,193
     337,975   Indy Mac Home Equity Loan
               Asset-Backed Trust
               4.639%, 01/25/06(b)........         338,214
   2,700,000   Irwin Home Equity 2005-1
               2A2
               4.720%, 06/25/35...........       2,653,864
   2,500,000   JP Morgan Chase & Co.
               4.625%, 03/15/46...........       2,461,520
               JP Morgan Chase Commercial
               Mortgage Securities Corp.
     150,000   4.895%, 09/12/37...........         146,926
   1,100,000   4.918%, 10/15/42(b)........       1,078,772
     500,000   5.295%, 01/12/43(b)........         506,713
   2,500,000   LB-UBS Commercial Mortgage
               Trust
               4.858%, 12/15/39(b)........       2,425,144
     590,000   MBNA Master Credit Card
               Trust 2000-L A
               6.500%, 04/15/10...........         609,237

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$  1,719,999   Merit Securities Corp.
               5.880%, 01/28/06(b)........  $    1,677,527
   2,111,713   Merrill Lynch Mortgage
               Investors, Inc.
               4.497%, 02/25/35(b)........       2,076,778
               Merrill Lynch Mortgage
               Trust
     400,000   5.236%, 11/12/35...........         401,302
     500,000   5.245%, 11/12/37...........         499,900
     433,621   Mesa Trust Asset Backed
               Certificates
               4.779%, 01/25/06(d)........         434,571
   1,000,000   Metris Master Trust
               5.450%, 01/20/06(b)........       1,001,519
               Morgan Stanley Capital I,
               Inc.
   1,968,131   4.030%, 06/15/38...........       1,928,347
     150,000   4.852%, 06/12/47...........         147,554
   1,180,000   4.989%, 08/13/42...........       1,163,812
     322,784   Morgan Stanley Dean Witter
               Capital Corp. Heloc Trust
               2005-1 A
               4.569%, 01/25/06(b)........         322,829
               Morgan Stanley Dean Witter
               Capital I
     150,000   4.050%, 01/13/41...........         144,568
     118,957   5.160%, 12/15/35...........         119,133
     702,676   Nationslink Funding Corp.
               6.867%, 01/22/26...........         739,841
               Nomura Asset Securities
               Corp.
   2,220,000   6.590%, 03/15/30...........       2,294,425
   1,020,000   7.120%, 04/13/39...........       1,024,601
   1,000,000   Nordstrom Private Label
               Credit Card Master Note
               Trust
               4.820%, 04/15/10(a)........         999,674

Principal
Amount                                          Value
----------------------------------------------------------
               Oakwood Mortgage Investors,
               Inc.
$  3,908,333   6.000%, 05/15/08(d)........  $      437,733
   1,600,899   6.000%, 08/15/10...........         271,653
     350,000   PNC Mortgage Acceptance
               Corp.
               6.360%, 03/12/34...........         369,224
     720,623   Provident Bank Home Equity
               Loan Trust
               4.649%, 01/25/06(b)........         721,483
     826,761   Provident Funding Mortgage
               Loan Trust
               3.799%, 08/25/33(b)........         819,533
     500,000   Renaissance Home Equity
               Loan Trust
               6.066%, 02/25/36...........         500,000
   1,594,421   Residential Accredit Loans,
               Inc. 2005-QA7 A21
               4.854%, 07/25/35...........       1,594,421
               Residential Asset Mortgage
               Products, Inc.
     184,725   4.546%, 10/25/32(d)........         186,003
     232,472   6.553%, 03/25/33(d)........         232,786
     275,698   Residential Asset
               Securities Corp.
               4.679%, 01/25/06(b)........         276,182
      20,449   Sail Net Interest Margin
               Notes
               7.750%, 04/27/33(a)........          20,366
   2,700,000   Susquehanna Auto Lease
               Trust 2005-1 A3
               4.430%, 06/16/08(a)........       2,684,812
   3,578,049   TRAINS HY Series 2005-1
               7.651%, 06/15/15(a)........       3,676,445
     337,410   UCFC Home Equity Loan
               6.905%, 04/15/30...........         338,590
   1,142,752   Wachovia Asset
               Securitization, Inc.
               4.749%, 01/25/06(b)........       1,145,138

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Wachovia Bank Commercial
               Mortgage Trust
$    150,000   4.748%, 02/15/41...........  $      145,452
     250,000   5.242%, 12/15/44...........         251,248
   5,928,859   Washington Mutual, Inc.
               2005-AR11 A1A
               4.699%, 01/25/06(b)........       5,935,718
   1,817,080   Washington Mutual, Inc.
               2005-AR6 2A1A
               4.609%, 01/25/06...........       1,811,041
   2,973,384   Washington Mutual, Inc.
               2005-AR9 A1A
               4.699%, 01/25/06...........       2,971,104
   2,362,864   Wells Fargo Mortgage Backed
               Securities Trust 2004-N A2
               3.599%, 08/25/34(b)........       2,355,316
   1,138,192   Wells Fargo Mortgage Backed
               Securities Trust 2005-AR4
               2A2
               4.531%, 04/25/35...........       1,115,584
     131,552   WFS Financial Owner Trust
               2.740%, 09/20/10...........         130,193
                                            --------------
                                                97,053,279
                                            --------------
CORPORATE BONDS & NOTES -- 21.8%
     100,000   Abbey National Capital
               Trust I
               8.963%, 12/29/49(b)........         136,059
               Abbott Laboratories
      10,000   3.500%, 02/17/09...........           9,639
     100,000   3.750%, 03/15/11...........          94,654
      25,000   Ace INA Holdings, Inc.
               5.875%, 06/15/14...........          25,861
     275,000   Aes Corp.
               9.375%, 09/15/10#..........         300,437
      20,000   AGL Capital Corp.
               6.000%, 10/01/34...........          20,107
      69,885   Ahold Lease USA, Inc.
               7.820%, 01/02/20(c)........          74,777

Principal
Amount                                          Value
----------------------------------------------------------
               Alabama Power Co.
$     25,000   3.125%, 05/01/08...........  $       24,027
      25,000   3.500%, 11/15/07...........          24,379
               Alamosa Delaware, Inc.
      38,000   11.000%, 07/31/10..........          42,845
      84,000   12.000%, 07/31/09(c).......          91,875
               Albertson's, Inc.
     100,000   7.500%, 02/15/11...........         102,069
      20,000   8.000%, 05/01/31...........          19,677
     450,000   Alcoa, Inc.
               7.375%, 08/01/10...........         493,178
     125,000   Alliant Techsystems, Inc.
               8.500%, 05/15/11...........         131,250
     100,000   Allied Security Escrow
               Corp.
               11.375%, 07/15/11..........          96,404
               Allied Waste NA, Inc.
      50,000   7.250%, 03/15/15...........          50,500
      75,000   7.375%, 04/15/14#..........          72,938
      75,000   8.500%, 12/01/08...........          78,750
      83,000   9.250%, 09/01/12...........          89,847
               Allstate Corp.
      50,000   5.000%, 08/15/14...........          49,486
      75,000   5.350%, 06/01/33...........          71,252
               Allstate Life Global
               Funding Trust I
      50,000   3.500%, 07/30/07...........          48,947
      30,000   4.500%, 05/29/09#..........          29,578
               ALLTEL Corp.
      35,000   7.000%, 07/01/12#..........          38,481
      50,000   7.875%, 07/01/32...........          61,848
               Altria Group, Inc.
      25,000   5.625%, 11/04/08...........          25,342
      40,000   7.000%, 11/04/13...........          43,770
      40,000   7.200%, 02/01/07...........          40,717

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Amerada Hess Corp.
$     50,000   6.650%, 08/15/11...........  $       53,728
   1,110,000   7.300%, 08/15/31...........       1,284,585
      30,000   American Express Centurion
               Bank
               4.375%, 07/30/09...........          29,440
               American Express Co.
      20,000   3.750%, 11/20/07#..........          19,632
      50,000   4.750%, 06/17/09...........          49,672
               American Express Credit
               Corp.
     100,000   3.000%, 05/16/08...........          95,836
     100,000   5.000%, 12/02/10...........         100,069
               American General Finance
               Corp.
     125,000   2.750%, 06/15/08...........         118,342
     100,000   3.875%, 10/01/09...........          95,778
      50,000   American Re Corp.
               7.450%, 12/15/26...........          57,298
     115,000   American Tower Escrow Corp.
               0.0%, 08/01/08(e)..........          89,987
     100,000   Ameripath, Inc.
               10.500%, 04/01/13..........         106,000
     100,000   Amgen, Inc.
               4.850%, 11/18/14...........          98,438
               Amkor Technology, Inc.
      75,000   7.125%, 03/15/11#..........          66,000
      48,000   7.750%, 05/15/13...........          41,760
     100,000   9.250%, 02/15/08#..........          97,000
      50,000   10.500%, 05/01/09#.........          46,000
      50,000   AmSouth Bank NA
               4.850%, 04/01/13...........          49,241
     100,000   Anheuser-Busch Cos., Inc.
               9.000%, 12/01/09...........         114,694
      25,000   Anthem, Inc.
               6.800%, 08/01/12...........          27,275

Principal
Amount                                          Value
----------------------------------------------------------
               AOL Time Warner, Inc.
$    200,000   6.750%, 04/15/11...........  $      210,018
   1,395,000   7.625%, 04/15/31...........       1,553,540
     935,000   7.700%, 05/01/32...........       1,051,556
      25,000   Apache Corp.
               6.250%, 04/15/12...........          26,864
               Appalachian Power Co.
     100,000   5.000%, 06/01/17...........          95,914
      50,000   5.800%, 10/01/35...........          49,188
      25,000   Applica, Inc.
               10.000%, 07/31/08#.........          24,250
     100,000   Aramark Services, Inc.
               7.000%, 05/01/07...........         102,236
      20,000   Arch Capital Group Ltd.
               7.350%, 05/01/34...........          22,565
     150,000   Archer-Daniels-Midland
               7.500%, 03/15/27#..........         184,018
      50,000   Archstone-Smith Operating
               Trust REIT
               3.000%, 06/15/08...........          47,535
               Arizona Public Service
      25,000   5.800%, 06/30/14...........          25,766
      50,000   6.500%, 03/01/12...........          53,393
     270,000   ASIF Global Financing
               4.900%, 01/17/13(a)........         268,647
     100,000   Associated Materials, Inc.
               11.250%, 03/01/14(c).......          49,000
   1,654,000   AT&T Broadband
               8.375%, 03/15/13...........       1,914,467
     200,000   AT&T Corp.
               9.750%, 11/15/31...........         251,225
               AT&T Wireless Services,
               Inc.
     200,000   7.875%, 03/01/11...........         224,411
   1,000,000   8.750%, 03/01/31...........       1,324,818
      75,000   Atlas Pipeline Partners LP
               8.125%, 12/15/15(a)........          75,656
      30,000   Atmos Energy Corp.
               5.125%, 01/15/13...........          29,667

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Autozone, Inc.
$     50,000   5.500%, 11/15/15...........  $       47,091
      20,000   5.875%, 10/15/12...........          19,832
      50,000   AvalonBay Communities, Inc.
               REIT
               6.125%, 11/01/12...........          52,379
      20,000   Avon Products, Inc.
               4.200%, 07/15/18...........          18,004
               Bank of America Corp.
      50,000   3.375%, 02/17/09#..........          47,798
      50,000   3.875%, 01/15/08...........          49,083
     500,000   4.750%, 08/15/13#..........         489,781
     100,000   5.125%, 11/15/14...........          99,755
      25,000   5.375%, 06/15/14...........          25,413
     200,000   6.800%, 03/15/28...........         229,142
   2,250,000   7.400%, 01/15/11...........       2,478,429
      50,000   Bank of America Corp.
               Capital Trust VI
               5.625%, 03/08/35...........          49,325
               Bank of New York Co., Inc.
      50,000   3.900%, 09/01/07...........          49,242
      10,000   5.200%, 07/01/07...........          10,050
     300,000   Bank One Corp.
               7.875%, 08/01/10...........         333,039
     100,000   Banque Paribas-NY
               6.875%, 03/01/09...........         105,680
      25,000   Barrick Gold Finance Co.
               4.875%, 11/15/14...........          24,199
               BB&T Corp.
      50,000   4.750%, 10/01/12#..........          49,119
     100,000   5.250%, 11/01/19...........          99,489
     114,000   BCP Crystal US Holdings
               Corp.
               9.625%, 06/15/14...........         126,825
               Bear Stearns Cos., Inc.
      25,000   2.875%, 07/02/08...........          23,798
      75,000   4.500%, 10/28/10#..........          73,217

Principal
Amount                                          Value
----------------------------------------------------------
$     10,000   4.650%, 07/02/18...........  $        9,312
     200,000   5.700%, 01/15/07#..........         201,585
      50,000   5.700%, 11/15/14...........          51,570
               BellSouth Corp.
      50,000   4.200%, 09/15/09...........          48,569
     240,000   4.750%, 11/15/12...........         233,874
      50,000   5.200%, 09/15/14...........          49,734
     150,000   6.000%, 11/15/34...........         149,864
      25,000   6.550%, 06/15/34...........          26,629
     200,000   Bellsouth
               Telecommunications
               6.375%, 06/01/28...........         206,259
               Berkshire Hathaway Finance
               Corp.
      50,000   3.375%, 10/15/08...........          48,176
     100,000   4.125%, 01/15/10...........          97,173
      75,000   5.100%, 07/15/14...........          75,125
     150,000   Berry Plastics Corp.
               10.750%, 07/15/12..........         161,250
     100,000   BHP Billiton Finance USA
               Ltd.
               5.250%, 12/15/15...........         100,396
      15,000   Black & Decker Corp.
               4.750%, 11/01/14...........          14,121
     100,000   Block Communications, Inc.
               8.250%, 12/15/15(a)........          99,000
      50,000   Blount, Inc.
               8.875%, 08/01/12...........          52,750
      75,000   Blue Ridge Paper Products,
               Inc.
               9.500%, 12/15/08...........          67,500
               Boeing Capital Corp.
      65,000   5.800%, 01/15/13...........          68,132
      70,000   6.500%, 02/15/12...........          75,560
      25,000   Boise Cascade LLC
               7.125%, 10/15/14#..........          23,313

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   Borden US Finance Corp.
               9.000%, 07/15/14(a)........  $       49,500
   1,325,000   Boston Properties, Inc.
               REIT
               6.250%, 01/15/13...........       1,389,993
               Boston Scientific Corp.
      25,000   4.250%, 01/12/11...........          23,740
      25,000   5.125%, 01/12/17#..........          23,737
      25,000   5.450%, 06/15/14...........          24,766
     100,000   Bottling Group LLC
               4.625%, 11/15/12...........          98,594
     125,000   Bowater, Inc.
               9.500%, 10/15/12...........         128,750
     150,000   Boyd Gaming Corp.
               6.750%, 04/15/14...........         148,875
     100,000   Brand Services, Inc.
               12.000%, 10/15/12..........         105,000
               Brandywine Operating
               Partnership LP REIT
      15,000   4.500%, 11/01/09...........          14,450
      15,000   5.400%, 11/01/14...........          14,624
     190,000   Bristol-Myers Squibb Co.
               5.750%, 10/01/11...........         196,228
     120,000   Brown-Forman Corp.
               3.000%, 03/15/08...........         115,195
               Buckeye Partners
      25,000   4.625%, 07/15/13...........          23,879
      15,000   5.300%, 10/15/14...........          14,864
               Buckeye Technologies, Inc.
      25,000   8.000%, 10/15/10#..........          23,750
      50,000   8.500%, 10/01/13...........          50,000
     100,000   9.250%, 09/15/08#..........         100,000
               Bunge Ltd. Finance Corp.
     100,000   5.100%, 07/15/15...........          96,752
      15,000   5.875%, 05/15/13...........          15,448

Principal
Amount                                          Value
----------------------------------------------------------
               Burlington Northern Santa
               Fe Corp.
$     50,000   4.875%, 01/15/15...........  $       49,016
     100,000   7.000%, 12/15/25...........         116,553
     175,000   7.125%, 12/15/10...........         190,468
     150,000   Cablevision Systems Corp.
               8.716%, 04/01/06#..........         151,500
     125,000   Cadmus Communications Corp.
               8.375%, 06/15/14...........         128,437
      50,000   Caesars Entertainment, Inc.
               7.500%, 09/01/09...........          53,249
               Calpine Corp.
     225,000   8.500%, 07/15/10...........         184,500
      40,000   8.750%, 07/15/13...........          32,800
      75,000   Calpine Generating Co. LLC
               13.216%, 04/01/11(f).......          76,125
      75,000   Campbell Soup Co.
               5.000%, 12/03/12...........          74,356
               Capital One Bank
      50,000   4.875%, 05/15/08...........          49,797
      25,000   5.000%, 06/15/09...........          24,893
      10,000   5.125%, 02/15/14...........           9,841
   1,350,000   5.750%, 09/15/10...........       1,382,193
      25,000   6.500%, 06/13/13...........          26,561
               Capital One Financial Corp.
      50,000   5.250%, 02/21/17...........          48,255
      25,000   6.250%, 11/15/13...........          26,078
               Cardinal Health, Inc.
      10,000   4.000%, 06/15/15#..........           8,975
      50,000   6.750%, 02/15/11...........          53,300
     125,000   Carrols Corp.
               9.000%, 01/15/13#..........         121,562
      25,000   Case New Holland, Inc.
               9.250%, 08/01/11...........          26,750

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Caterpillar Financial
               Services Corp.
$    100,000   2.700%, 07/15/08...........  $       95,003
      50,000   3.100%, 05/15/07...........          48,918
      10,000   3.700%, 08/15/08...........           9,733
     100,000   4.300%, 06/01/10...........          97,335
     150,000   Caterpillar, Inc.
               6.950%, 05/01/42...........         185,413
     125,000   CBD Media Holdings LLC
               9.250%, 07/15/12#..........         125,000
               CCH I Holdings LLC
     390,000   11.000%, 10/01/15(a).......         327,600
     300,000   11.750%, 05/15/14(c).......         166,500
      50,000   12.125%, 01/15/15(c).......          23,625
     150,000   Cendant Corp.
               7.375%, 01/15/13...........         167,583
      75,000   Centennial Communications
               Corp.
               10.000%, 01/01/13(a).......          75,750
      50,000   Centerpoint Energy Houston
               5.750%, 01/15/14...........          51,468
     100,000   Centex Corp.
               5.125%, 10/01/13#..........          95,814
      40,000   CenturyTel, Inc.
               7.875%, 08/15/12...........          44,118
      25,000   Cenveo Corp.
               7.875%, 12/01/13#..........          24,125
     150,000   Chaparral Energy, Inc.
               8.500%, 12/01/15(a)........         155,250
     150,000   Charter Communications
               Operating LLC
               8.375%, 04/30/14(a)........         149,250
      50,000   Charter One Bank FSB
               6.375%, 05/15/12...........          53,749
               Chesapeake Energy Corp.
     125,000   6.250%, 01/15/18...........         122,500
     225,000   6.375%, 06/15/15...........         225,000
      25,000   6.875%, 11/15/20(a)........          25,313

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   ChevronTexaco Capital Co.
               3.500%, 09/17/07...........  $       97,963
      30,000   Cincinnati Financial Corp.
               6.125%, 11/01/34...........          31,026
      20,000   Cincinnati Gas & Electric
               5.700%, 09/15/12...........          20,528
     200,000   Cinemark, Inc.
               9.750%, 03/15/14(c)........         148,000
      30,000   Cingular Wireless LLC
               6.500%, 12/15/11...........          32,102
               CIT Group, Inc.
     150,000   3.650%, 11/23/07...........         146,633
      50,000   3.875%, 11/03/08...........          48,555
      20,000   4.125%, 11/03/09...........          19,333
     100,000   4.250%, 02/01/10...........          97,297
     100,000   4.750%, 08/15/08...........          99,619
      75,000   5.125%, 09/30/14...........          73,777
      75,000   7.375%, 04/02/07...........          77,184
   1,850,000   7.750%, 04/02/12...........       2,098,142
               Clear Channel
               Communications, Inc.
     240,000   4.250%, 05/15/09...........         230,701
      25,000   4.500%, 01/15/10...........          23,910
      50,000   4.625%, 01/15/08#..........          49,314
      25,000   5.000%, 03/15/12...........          23,725
      50,000   5.500%, 12/15/16...........          46,325
      20,000   5.750%, 01/15/13...........          19,609
      10,000   Cleveland Electric
               Illuminating Co.
               5.650%, 12/15/13...........          10,194
      45,000   Clorox Co.
               5.000%, 01/15/15...........          44,325
               Coca-Cola Enterprises, Inc.
      25,000   4.250%, 09/15/10...........          24,427
     300,000   8.500%, 02/01/22...........         394,432

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   Collins & Aikman Floor
               Cover
               9.750%, 02/15/10#..........  $       44,000
     100,000   Colonial Realty LP
               5.500%, 10/01/15...........          97,472
     170,000   Comcast Cable
               Communications
               6.375%, 01/30/06...........         170,209
               Comcast Corp.
     100,000   4.950%, 06/15/16...........          94,335
     100,000   6.500%, 11/15/35...........         101,906
     100,000   7.050%, 03/15/33...........         107,958
      50,000   Commerce Group, Inc.
               5.950%, 12/09/13...........          50,632
      75,000   Community Health Systems,
               Inc.
               6.500%, 12/15/12...........          73,031
     275,000   ConAgra Foods, Inc.
               6.750%, 09/15/11...........         292,923
   1,015,000   Conoco, Inc.
               6.950%, 04/15/29...........       1,225,007
               ConocoPhillips
     810,000   4.750%, 10/15/12...........         805,041
     150,000   8.750%, 05/25/10...........         172,545
               Consolidated Edison Co. of
               New York
      50,000   4.700%, 06/15/09...........          49,674
      70,000   6.450%, 12/01/07...........          71,934
               Constellation Energy Group,
               Inc.
      75,000   6.350%, 04/01/07...........          76,185
      15,000   7.600%, 04/01/32...........          18,045
               Consumers Energy Co.
      20,000   4.000%, 05/15/10...........          18,993
      25,000   4.250%, 04/15/08...........          24,485
      50,000   5.150%, 02/15/17...........          47,772
      25,000   5.375%, 04/15/13...........          24,818
      25,000   5.500%, 08/15/16...........          24,769

Principal
Amount                                          Value
----------------------------------------------------------
               Continental Airlines, Inc.
$     30,893   6.541%, 09/15/08...........  $       29,343
     452,683   6.545%, 02/02/19...........         451,996
      30,000   Coors Brewing Co.
               6.375%, 05/15/12...........          31,790
      75,000   Corrections Corp. of
               America
               6.250%, 03/15/13...........          74,250
      25,000   Costco Wholesale Corp.
               5.500%, 03/15/07#..........          25,147
   2,100,000   Countrywide Funding Corp.
               4.000%, 03/22/11...........       1,975,970
               Countrywide Home Loans,
               Inc.
     100,000   4.125%, 09/15/09#..........          96,325
      25,000   4.250%, 12/19/07...........          24,652
               COX Communications, Inc.
     100,000   4.625%, 01/15/10...........          96,805
     220,000   7.125%, 10/01/12...........         235,725
               Credit Suisse First Boston
               USA, Inc.
     100,000   4.700%, 06/01/09...........          99,194
     200,000   4.875%,
               08/15/10-01/15/15..........         196,541
     100,000   5.125%, 08/15/15...........          99,033
     400,000   5.750%, 04/15/07...........         404,169
     150,000   6.125%, 11/15/11...........         157,461
     100,000   7.125%, 07/15/32...........         120,938
               CSC Holdings, Inc.
     175,000   7.000%, 04/15/12(a)........         165,375
     100,000   8.125%,
               07/15/09-08/15/09..........         101,000
      50,000   CSK Auto, Inc.
               7.000%, 01/15/14...........          45,250
     100,000   CSX Corp.
               7.950%, 05/01/27...........         127,552
               CVS Corp.
      25,000   3.875%, 11/01/07...........          24,523
      40,000   4.000%, 09/15/09...........          38,471
     150,000   4.875%, 09/15/14...........         144,783

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               DaimlerChrysler NA Holding
               Corp.
$  1,690,000   4.050%, 06/04/08...........  $    1,645,207
     200,000   4.875%, 06/15/10...........         195,277
      40,000   6.500%, 11/15/13...........          41,882
     190,000   7.200%, 09/01/09...........         200,934
      90,000   7.300%, 01/15/12...........          97,111
     600,000   7.750%, 01/18/11...........         656,476
      75,000   DaVita, Inc.
               7.250%, 03/15/15#..........          75,938
      20,000   Dayton Power & Light Co.
               5.125%, 10/01/13(c)........          19,909
      30,000   Deere & Co.
               6.950%, 04/25/14...........          33,825
     100,000   DEL Laboratories, Inc.
               8.000%, 02/01/12#..........          79,000
     125,000   Del Monte Corp.
               8.625%, 12/15/12...........         132,812
               Delta Air Lines, Inc.
      25,000   6.417%, 07/02/12...........          25,306
     851,528   6.718%, 01/02/23...........         863,704
               Deluxe Corp.
      20,000   3.500%, 10/01/07...........          19,079
      20,000   5.000%, 12/15/12...........          16,983
      20,000   5.125%, 10/01/14...........          16,709
      50,000   Deutsche Bank Financial,
               Inc.
               7.500%, 04/25/09...........          53,741
      50,000   Developers Diversified
               Realty Corp. REIT
               5.375%, 10/15/12...........          49,246
     620,000   Devon Energy Corp.
               7.950%, 04/15/32...........         799,593
   1,250,000   Devon Financing Corp. ULC
               6.875%, 09/30/11...........       1,367,294
      50,000   Dex Media East LLC/Dex
               Media East Finance Co.
               9.875%, 11/15/09...........          54,063

Principal
Amount                                          Value
----------------------------------------------------------
$    175,000   Dex Media LLC
               9.000%, 11/15/13(c)........  $      139,125
      98,000   Dex Media West LLC
               9.875%, 08/15/13...........         108,780
      75,000   Dex Media, Inc.
               9.000%, 11/15/13(c)........          59,625
      25,000   Diamond Offshore Drilling,
               Inc.
               5.150%, 09/01/14...........          24,998
               Direct TV Holdings
     125,000   6.375%, 06/15/15...........         122,187
      98,000   8.375%, 03/15/13...........         105,350
     175,000   Doane Pet Care Co.
               10.750%, 03/01/10..........         190,312
     200,000   Dole Food Co., Inc.
               7.250%, 06/15/10...........         194,000
               Dominion Resources, Inc.
     130,000   4.125%, 02/15/08...........         127,589
      50,000   4.750%, 12/15/10...........          48,865
     220,000   5.125%, 12/15/09...........         219,357
      65,000   5.250%, 08/01/33...........          63,725
     230,000   5.700%, 09/17/12#..........         233,867
      15,000   6.750%, 12/15/32...........          16,143
     100,000   7.195%, 09/15/14...........         111,097
      50,000   Dover Corp.
               4.875%, 10/15/15...........          49,101
     200,000   Dow Chemical Co.
               6.125%, 02/01/11#..........         209,423
     100,000   DR Horton, Inc.
               5.375%, 06/15/12...........          96,665
      44,000   Dresser-Rand Group, Inc.
               7.625%, 11/01/14(a)........          45,320
     125,000   DRS Technologies, Inc.
               6.875%, 11/01/13...........         119,531
               Duke Capital Corp.
     100,000   6.250%, 02/15/13#..........         104,142
      50,000   6.750%, 02/15/32...........          54,413

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Duke Energy Corp.
$  1,200,000   4.200%, 10/01/08...........  $    1,173,624
     100,000   5.300%, 10/01/15...........         101,160
     140,000   5.625%, 11/30/12...........         143,602
      80,000   6.250%, 01/15/12...........          84,314
      50,000   Duke Energy Field Services
               LLC
               7.875%, 08/16/10...........          55,297
      25,000   Duke Realty LP
               5.400%, 08/15/14...........          25,048
      48,000   Dura Operating Corp.
               8.625%, 04/15/12...........          39,600
               Dynegy Holdings, Inc.
   3,210,000   8.750%, 02/15/12#..........       3,466,800
     300,000   9.875%, 07/15/10(a)........         328,875
      75,000   10.125%, 07/15/13(a).......          84,750
               E.I. Du Pont de Nemours
      50,000   4.125%, 04/30/10...........          48,279
      30,000   4.875%, 04/30/14#..........          29,485
               Eastman Kodak Co.
     370,000   6.375%, 06/15/06#..........         370,383
     810,000   7.250%, 11/15/13...........         774,210
     375,000   Echostar DBS Corp.
               6.625%, 10/01/14...........         359,531
               Edison Mission Energy
      25,000   7.730%, 06/15/09...........          25,813
     225,000   9.875%, 04/15/11...........         262,406
     150,000   Eksportfinans A
               4.750%, 12/15/08...........         150,253
               El Paso Corp.
     660,000   7.750%, 01/15/32#..........         661,650
     690,000   7.800%, 08/01/31...........         688,275
     350,000   7.875%, 06/15/12#..........         360,500
     220,000   El Paso Natural Gas
               8.375%, 06/15/32...........         248,476

Principal
Amount                                          Value
----------------------------------------------------------
               Electronic Data Systems
               Corp.
$     75,000   6.500%, 08/01/13...........  $       77,078
   1,695,000   7.125%, 10/15/09...........       1,801,102
     125,000   Emerson Electric Co.
               4.500%, 05/01/13#..........         121,422
      75,000   Emmis Communications Corp.
               10.366%, 03/15/06(b).......          75,281
      30,000   Energy East Corp.
               6.750%, 06/15/12...........          32,439
   1,875,000   Entergy Gulf States, Inc.
               6.200%, 07/01/33...........       1,805,602
     100,000   Enterprise Products
               Operating LP
               6.375%, 02/01/13...........         104,691
               EOP Operating LP
      50,000   4.650%, 10/01/10...........          48,446
     200,000   7.750%, 11/15/07...........         209,505
      50,000   7.875%, 07/15/31...........          59,001
      20,000   Equifax, Inc.
               4.950%, 11/01/07...........          19,987
     125,000   Equinox Holdings, Inc.
               9.000%, 12/15/09#..........         133,594
               ERP Operating LP
      25,000   4.750%, 06/15/09...........          24,710
      50,000   5.250%, 09/15/14...........          49,770
     100,000   Ethyl Corp.
               8.875%, 05/01/10...........         104,750
     175,000   Exco Resources, Inc.
               7.250%, 01/15/11...........         177,625
               Exelon Corp.
      50,000   4.450%, 06/15/10#..........          48,360
     470,000   5.625%, 06/15/35...........         442,919
     200,000   Exelon Generation Co. LLC
               6.950%, 06/15/11...........         215,647

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    125,000   Extendicare Health
               Services, Inc.
               9.500%, 07/01/10...........  $      132,656
      85,000   Federated Department Stores
               6.625%, 04/01/11...........          90,254
               Fedex Corp.
      25,000   2.650%, 04/01/07...........          24,318
      25,000   3.500%, 04/01/09...........          23,937
     100,000   Felcor Lodging LP REIT
               9.000%, 06/01/11#..........         109,500
               Fifth Third Bancorp
     100,000   4.200%, 02/23/10#..........          97,482
      25,000   4.500%, 06/01/18...........          23,184
               Financing Corp. FICO
     800,000   0.0%, 11/30/17(e)..........         451,968
     400,000   8.600%, 09/26/19...........         539,404
      75,000   Finlay Fine Jewelry Corp.
               8.375%, 06/01/12#..........          67,500
               First Data Corp.
     150,000   3.375%, 08/01/08...........         143,446
      60,000   3.900%, 10/01/09...........          57,092
     150,000   4.950%, 06/15/15#..........         142,016
     200,000   First Union Institutional
               Capital I
               8.040%, 12/01/26...........         212,179
   1,358,500   First Union-Lehman
               Brothers-Bank of America
               6.560%, 11/18/35...........       1,396,234
               FirstEnergy Corp.
     720,000   5.500%, 11/15/06...........         722,588
     100,000   6.450%, 11/15/11...........         106,000
   1,230,000   7.375%, 11/15/31...........       1,451,363
               Florida Power & Light Co.
      75,000   4.950%, 06/01/35...........          68,550
     100,000   5.400%, 09/01/35...........          97,595
   1,390,000   5.625%, 04/01/34#..........       1,401,474

Principal
Amount                                          Value
----------------------------------------------------------
               Florida Power Corp.
$     50,000   4.500%, 06/01/10...........  $       48,968
      50,000   4.800%, 03/01/13...........          48,972
     125,000   FMC Corp.
               7.750%, 07/01/11...........         135,071
               Ford Motor Co.
      75,000   6.625%, 10/01/28...........          48,375
   1,580,000   7.450%, 07/16/31#..........       1,074,400
      40,000   8.900%, 01/15/32...........          29,300
               Ford Motor Credit Co.
   1,360,000   6.625%, 06/16/08...........       1,233,596
   1,030,000   7.250%, 10/25/11...........         889,772
   5,300,000   7.375%,
               10/28/09-02/01/11..........       4,685,358
   1,485,000   7.875%, 06/15/10...........       1,336,340
      25,000   Fortune Brands, Inc.
               4.875%, 12/01/13...........          24,276
      20,000   Franklin Resources, Inc.
               3.700%, 04/15/08...........          19,494
      75,000   Friendly Ice Cream Corp.
               8.375%, 06/15/12#..........          66,750
      15,000   Fund American Cos., Inc.
               5.875%, 05/15/13...........          15,136
               Gannett Co., Inc.
     200,000   4.125%, 06/15/08...........         194,847
      25,000   5.500%, 04/01/07#..........          25,109
      10,000   6.375%, 04/01/12#..........          10,373
               Genentech, Inc.
      50,000   4.400%, 07/15/10...........          49,114
     100,000   4.750%, 07/15/15...........          97,309
               General Dynamics Corp.
      50,000   3.000%, 05/15/08...........          47,912
      50,000   4.250%, 05/15/13...........          47,827
      25,000   4.500%, 08/15/10...........          24,601
      25,000   5.375%, 08/15/15...........          25,650

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               General Electric Capital
               Corp.
$     50,000   3.125%, 04/01/09#..........  $       47,419
     200,000   3.500%, 12/05/07#..........         195,221
      50,000   3.500%, 05/01/08...........          48,568
     300,000   4.250%,
               01/15/08-06/15/12..........         293,568
     150,000   4.375%, 11/21/11#..........         145,630
     350,000   4.750%, 09/15/14#..........         344,227
     325,000   5.450%, 01/15/13...........         332,910
     150,000   6.750%, 03/15/32...........         176,078
     500,000   7.375%, 01/19/10...........         545,167
     700,000   General Electric Co.
               5.000%, 02/01/13...........         699,636
               General Mills, Inc.
      50,000   5.125%, 02/15/07...........          49,957
      50,000   6.000%, 02/15/12...........          52,327
               General Motors Acceptance
               Corp.
   1,005,000   5.625%, 05/15/09...........         894,140
   1,310,000   6.125%,
               02/01/07-08/28/07..........       1,230,388
     420,000   6.150%, 04/05/07...........         396,711
     325,000   6.750%, 12/01/14#..........         292,377
   1,375,000   6.875%, 09/15/11...........       1,253,924
      25,000   7.250%, 03/02/11...........          22,978
     450,000   7.750%, 01/19/10...........         420,249
      45,000   8.000%, 11/01/31#..........          43,105
               General Motors Corp.
      50,000   8.250%, 07/15/23#..........          32,125
   1,485,000   8.375%, 07/15/33#..........         980,100
     125,000   General Nutrition Centers,
               Inc.
               8.500%, 12/01/10...........         107,500
     150,000   Genesis HealthCare Corp.
               8.000%, 10/15/13...........         157,875
               Genworth Financial, Inc.
      20,000   5.750%, 06/15/14...........          20,874
      10,000   6.500%, 06/15/34...........          11,112

Principal
Amount                                          Value
----------------------------------------------------------
$     25,000   Georgia Power Co.
               4.875%, 07/15/07...........  $       25,009
               Gillette Co.
      50,000   2.500%, 06/01/08...........          47,403
      10,000   3.800%, 09/15/09...........           9,685
      20,000   GlaxoSmithKline Capital,
               Inc.
               5.375%, 04/15/34...........          20,129
      81,000   Global Cash Access LLC
               8.750%, 03/15/12...........          86,164
      80,000   Goldman Sachs Capital I
               6.345%, 02/15/34...........          84,043
               Goldman Sachs Group, Inc.
     100,000   4.125%, 01/15/08...........          98,465
      50,000   4.750%, 07/15/13...........          48,499
     100,000   5.000%, 10/01/14...........          97,966
     250,000   5.150%, 01/15/14...........         248,354
     100,000   6.125%, 02/15/33...........         104,952
     400,000   6.875%, 01/15/11...........         430,909
               Goodrich Corp.
     555,000   7.500%, 04/15/08...........         582,703
      25,000   7.625%, 12/15/12...........          28,356
      50,000   Graphic Packaging
               International Corp.
               9.500%, 08/15/13...........          47,750
      25,000   Greenpoint Financial Corp.
               3.200%, 06/06/08...........          24,055
               GTE Corp.
     100,000   6.940%, 04/15/28...........         107,020
      48,000   7.510%, 04/01/09...........          50,957
     100,000   GTE North, Inc.
               5.650%, 11/15/08...........          99,739
      50,000   Halliburton Co.
               5.500%, 10/15/10...........          51,068

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Hanover Compressor Co.
$    125,000   0.0%, 03/31/07(e)..........  $      112,187
     150,000   8.625%, 12/15/10...........         158,625
               Harrah's Operating Co.,
               Inc.
      25,000   5.375%, 12/15/13...........          24,394
      75,000   5.500%, 07/01/10...........          74,970
     100,000   5.625%, 06/01/15...........          98,242
      50,000   Harris Corp.
               5.000%, 10/01/15...........          48,312
               Hartford Financial Services
               Group, Inc.
      15,000   4.625%, 07/15/13...........          14,383
      40,000   4.700%, 09/01/07...........          39,765
      20,000   Hartford Life, Inc.
               7.375%, 03/01/31...........          24,446
               HCA, Inc.
   1,000,000   5.750%, 03/15/14...........         969,702
      50,000   6.375%, 01/15/15#..........          50,542
     250,000   7.050%, 12/01/27...........         239,360
      20,000   Health Care, Inc. REIT
               6.000%, 11/15/13...........          20,012
      15,000   Healthcare Realty Trust,
               Inc.
               5.125%, 04/01/14...........          14,199
     125,000   Herbst Gaming, Inc.
               8.125%, 06/01/12#..........         130,000
      50,000   Hertz Corp.
               8.875%, 01/01/14(a)........          50,938
      30,000   Hewlett-Packard Co.
               5.500%, 07/01/07...........          30,242
      25,000   Hillenbrand Industries,
               Inc.
               4.500%, 06/15/09...........          24,497
      65,000   Hilton Hotels Corp.
               7.625%, 12/01/12...........          70,102
      80,000   Home Depot, Inc.
               3.750%, 09/15/09...........          77,190
     150,000   Home Interiors & Gifts,
               Inc.
               10.125%, 06/01/08..........         105,000

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   Honeywell International,
               Inc.
               7.500%, 03/01/10...........  $      109,896
               Hospira, Inc.
      10,000   4.950%, 06/15/09...........           9,936
      10,000   5.900%, 06/15/14...........          10,328
      17,000   Host Marriott Corp. REIT
               7.875%, 08/01/08...........          17,191
               Host Marriott LP REIT
     300,000   6.375%, 03/15/15...........         299,250
      50,000   7.125%, 11/01/13#..........          52,000
     100,000   Houghton Mifflin Co.
               11.500%, 10/15/13(c).......          78,500
               Household Finance Corp.
     430,000   6.375%, 11/27/12...........         456,910
      30,000   6.400%, 06/17/08...........          30,949
      20,000   7.000%, 05/15/12...........          21,877
      20,000   HRPT Properties Trust
               6.250%, 08/15/16...........          20,381
               HSBC Bank USA NA
     275,000   3.875%, 09/15/09...........         265,146
     200,000   5.875%, 11/01/34...........         201,789
     100,000   HSBC Finance Capital Trust
               IX
               5.911%, 11/30/35(b)........         100,851
               HSBC Finance Corp.
     300,000   4.125%, 03/11/08...........         294,737
   2,000,000   5.250%, 04/15/15#..........       1,981,826
   1,275,000   Humana, Inc.
               6.300%, 08/01/18...........       1,342,931
      25,000   Huntington National Bank
               4.375%, 01/15/10...........          24,507
     225,000   Huntsman International LLC
               9.875%, 03/01/09...........         237,375
     175,000   Iasis Healthcare LLC
               8.750%, 06/15/14...........         183,750

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   Icon Health & Fitness
               11.250%, 04/01/12..........  $       83,750
      75,000   IKON Office Solutions, Inc.
               7.750%, 09/15/15(a)........          73,125
      75,000   IMCO Recycling, Inc.
               10.375%, 10/15/10..........          81,937
     125,000   Innophos, Inc.
               9.625%, 08/15/14(a)........         125,937
      75,000   Insight Health Services
               Corp.
               9.174%, 02/01/06(b)........          72,563
     150,000   Insight Midwest LP/Insight
               Capital, Inc.
               10.500%, 11/01/10..........         157,687
      75,000   Intelsat Ltd.
               9.250%, 02/01/15(c)........          49,313
               Inter-American Development
               Bank
     150,000   4.250%, 09/14/15...........         144,483
     200,000   4.375%, 10/19/07...........         199,038
     100,000   4.500%, 09/15/14...........          98,719
      20,000   InterActiveCorp
               7.000%, 01/15/13...........          20,578
               Interface, Inc.
      75,000   7.300%, 04/01/08...........          75,750
      50,000   9.500%, 02/01/14#..........          49,750
               International Business
               Machines Corp.
      30,000   4.375%, 06/01/09...........          29,624
     100,000   6.220%, 08/01/27...........         109,024
     200,000   6.500%, 01/15/28...........         225,630
     200,000   7.500%, 06/15/13...........         231,512
               International Lease Finance
               Corp.
     100,000   4.750%, 01/13/12...........          97,500
     325,000   5.750%, 02/15/07...........         326,708
   2,050,000   5.875%, 05/01/13...........       2,121,422

Principal
Amount                                          Value
----------------------------------------------------------
               International Paper Co.
$    125,000   4.250%, 01/15/09...........  $      121,316
     100,000   5.250%, 04/01/16...........          95,048
     165,000   5.500%, 01/15/14...........         162,166
      25,000   5.850%, 10/30/12...........          25,367
     150,000   6.750%, 09/01/11...........         159,567
               Iron Mountain, Inc.
     125,000   6.625%, 01/01/16...........         116,250
      75,000   7.750%, 01/15/15...........          75,563
      75,000   8.250%, 07/01/11...........          76,125
     175,000   Isle of Capri Casinos, Inc.
               7.000%, 03/01/14#..........         170,625
     175,000   ISP Chemco, Inc.
               10.250%, 07/01/11..........         186,375
               iStar Financial, Inc. REIT
      20,000   4.875%, 01/15/09...........          19,675
      20,000   5.125%, 04/01/11#..........          19,488
   1,350,000   5.150%, 03/01/12...........       1,307,412
      20,000   6.000%, 12/15/10...........          20,309
      25,000   Jefferies Group, Inc.
               5.500%, 03/15/16...........          24,695
      49,000   Jefferson Smurfit Corp. US
               8.250%, 10/01/12...........          47,040
      20,000   Jersey Central Power &
               Light
               5.625%, 05/01/16...........          20,597
               John Deere Capital Corp.
      20,000   3.900%, 01/15/08...........          19,608
   2,025,000   4.125%, 01/15/10...........       1,966,639
      15,000   4.500%, 08/22/07#..........          14,907
     470,000   5.100%, 01/15/13#..........         475,153
     100,000   7.000%, 03/15/12...........         110,451
     100,000   Johnson & Johnson
               4.950%, 05/15/33...........          97,506

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Jones Apparel Group, Inc.
$     25,000   4.250%, 11/15/09...........  $       23,827
      25,000   5.125%, 11/15/14...........          23,348
      25,000   6.125%, 11/15/34...........          22,586
               JP Morgan Chase & Co.
     250,000   0.0%, 04/15/27(e)..........          50,029
     250,000   0.0%, 07/01/27(e)..........          47,339
      20,000   3.625%, 05/01/08...........          19,453
      20,000   3.800%, 10/02/09#..........          19,239
     100,000   4.000%, 02/01/08...........          98,324
     100,000   4.750%, 03/01/15#..........          96,666
     290,000   5.125%, 09/15/14...........         287,074
     110,000   5.150%, 10/01/15...........         108,440
      30,000   5.250%, 05/01/15...........          29,838
     300,000   6.000%, 01/15/09...........         307,973
   1,885,000   6.625%, 03/15/12...........       2,031,289
     300,000   6.750%, 02/01/11...........         321,323
     100,000   JP Morgan Chase Capital
               XVII
               5.850%, 08/01/35#..........          98,940
     400,000   Kellogg Co.
               6.600%, 04/01/11...........         428,236
               KeyBank National
               Association
      50,000   5.800%, 07/01/14...........          51,951
     250,000   7.000%, 02/01/11...........         271,666
      50,000   Keycorp
               2.750%, 02/27/07...........          48,578
     200,000   Keycorp Capital VII
               5.700%, 06/15/35...........         191,321
     200,000   KeySpan Corp.
               7.625%, 11/15/10...........         222,327
     225,000   KI Holdings, Inc.
               9.875%, 11/15/14(c)........         147,375
      45,000   Kimberly-Clark Corp.
               5.625%, 02/15/12...........          46,913

Principal
Amount                                          Value
----------------------------------------------------------
               Kinder Morgan Energy
               Partners
$     50,000   5.000%, 12/15/13...........  $       48,724
      25,000   5.125%, 11/15/14...........          24,450
      75,000   5.800%, 03/15/35...........          71,745
      85,000   6.750%, 03/15/11...........          90,532
               Kinder Morgan, Inc.
      40,000   6.500%, 09/01/12...........          42,375
      20,000   7.250%, 03/01/28...........          22,390
     100,000   Kinetek, Inc.
               10.750%, 11/15/06..........          96,000
               Kraft Foods, Inc.
      25,000   4.000%, 10/01/08...........          24,394
      25,000   5.250%, 10/01/13...........          25,010
   2,075,000   5.625%, 11/01/11...........       2,128,944
               Kroger Co.
     200,000   6.750%, 04/15/12...........         210,329
     100,000   6.800%, 12/15/18#..........         106,753
     200,000   L-3 Communications Corp.
               7.625%, 06/15/12...........         210,500
     300,000   Landesbank Baden-
               Wuerttemberg/New York
               6.350%, 04/01/12...........         327,307
     125,000   Las Vegas Sands Corp.
               6.375%, 02/15/15...........         120,312
               Lehman Brothers Holdings,
               Inc.
     150,000   3.500%, 08/07/08...........         144,773
     600,000   4.000%, 01/22/08...........         590,063
   2,050,000   4.500%, 07/26/10#..........       2,007,020
     300,000   7.000%, 02/01/08...........         312,301
      25,000   Lennar Corp.
               5.500%, 09/01/14...........          24,137
      75,000   Leslie's Poolmart
               7.750%, 02/01/13...........          75,188

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Levi Strauss & Co.
$     25,000   9.280%, 01/01/06(b)........  $       25,188
     100,000   9.750%, 01/15/15...........         104,000
      45,000   12.250%, 12/15/12..........          50,175
               Liberty Media Corp.
      40,000   3.750%, 02/15/30...........          22,050
     301,000   5.991%, 03/15/06(b)........         302,749
     540,000   7.875%, 07/15/09...........         569,002
   1,500,000   Lilacs Repackaging Co.
               5.138%, 01/15/64(d)........       1,479,825
               Limited Brands
      25,000   5.250%, 11/01/14#..........          23,597
      25,000   6.125%, 12/01/12...........          25,330
   1,175,000   6.950%, 03/01/33...........       1,189,252
     100,000   LIN Television Corp.
               6.500%, 05/15/13...........          95,875
      50,000   Lockheed Martin Corp.
               7.200%, 05/01/36...........          60,407
      25,000   Loews Cineplex
               Entertainment Corp.
               9.000%, 08/01/14...........          25,250
      25,000   Loews Corp.
               5.250%, 03/15/16...........          24,707
               Lowe's Cos, Inc.
     100,000   5.500%, 10/15/35...........         100,427
      50,000   8.250%, 06/01/10...........          56,579
      50,000   Lubrizol Corp.
               5.500%, 10/01/14...........          50,133
     450,000   Lucent Technologies, Inc.
               6.450%, 03/15/29...........         385,875
               Lyondell Chemical Co.
      44,000   9.500%, 12/15/08...........          46,090
     100,000   11.125%, 07/15/12..........         111,875
     130,000   Magnum Hunter Resources,
               Inc.
               9.600%, 03/15/12...........         141,050
     125,000   Mail Well I Corp.
               9.625%, 03/15/12...........         135,000

Principal
Amount                                          Value
----------------------------------------------------------
$     10,000   Marathon Oil Corp.
               6.125%, 03/15/12...........  $       10,604
               Marsh & McLennan Cos., Inc.
     100,000   3.625%, 02/15/08...........          96,914
     100,000   5.150%, 09/15/10...........          99,335
      50,000   5.375%, 07/15/14#..........          49,211
               Marshall & Ilsley Bank
      25,000   4.125%, 09/04/07...........          24,723
      50,000   4.375%, 08/01/09...........          49,103
     150,000   5.000%, 01/17/17...........         147,558
      25,000   5.250%, 09/04/12...........          25,292
               Masco Corp.
     100,000   4.800%, 06/15/15...........          93,216
      50,000   5.875%, 07/15/12#..........          50,713
               Massey Energy Co.
      75,000   6.625%, 11/15/10...........          76,219
      25,000   6.875%, 12/15/13(a)........          25,219
               May Department Stores Co.
      50,000   4.800%, 07/15/09...........          49,303
      50,000   5.750%, 07/15/14...........          50,977
      30,000   8.750%, 05/15/29...........          38,396
      25,000   MBIA, Inc.
               5.700%, 12/01/34...........          24,653
               MBNA America Bank
      30,000   4.625%, 08/03/09...........          29,766
      30,000   7.125%, 11/15/12...........          33,537
               MBNA Corp.
   1,150,000   4.625%, 09/15/08...........       1,141,654
     100,000   6.125%, 03/01/13...........         106,042
     175,000   6.250%, 01/17/07...........         176,993
      15,000   7.500%, 03/15/12...........          16,895
      20,000   McDonald's Corp.
               5.750%, 03/01/12...........          20,733

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    190,000   MCI, Inc.
               8.735%, 05/01/14...........  $      210,187
      50,000   MDC Holdings, Inc.
               5.375%, 12/15/14...........          47,198
      50,000   MeadWestvaco Corp.
               6.850%, 04/01/12...........          53,178
     125,000   Mediacom Broadband LLC
               11.000%, 07/15/13#.........         134,375
     200,000   Mellon Bank NA
               4.750%, 12/15/14...........         196,165
     150,000   Mellon Funding Corp.
               4.875%, 06/15/07#..........         149,896
      50,000   Merck & Co., Inc.
               4.750%, 03/01/15...........          47,818
     125,000   MeriStar Hospitality Corp.
               REIT
               9.125%, 01/15/11...........         136,250
               Merrill Lynch & Co., Inc.
     190,000   3.125%, 07/15/08...........         182,024
     295,000   3.375%, 09/14/07...........         287,635
     300,000   3.700%, 04/21/08...........         292,285
      25,000   4.000%, 11/15/07...........          24,623
     100,000   4.125%, 09/10/09...........          97,029
     100,000   4.831%, 10/27/08...........          99,797
     350,000   5.000%,
               02/03/14-01/15/15..........         344,872
     470,000   5.490%, 01/12/06(b)........         465,380
     100,000   6.000%, 02/17/09...........         103,124
     160,000   6.375%, 10/15/08...........         166,062
     300,000   6.875%, 11/15/18...........         342,335
               MetLife, Inc.
      25,000   5.500%, 06/15/14...........          25,559
      50,000   6.375%, 06/15/34...........          54,760
      15,000   Metropolitan Edison Co.
               4.875%, 04/01/14#..........          14,630
     275,000   MGM Mirage, Inc.
               6.750%, 09/01/12...........         278,781

Principal
Amount                                          Value
----------------------------------------------------------
               MidAmerican Energy Co.
$     15,000   4.650%, 10/01/14...........  $       14,429
     100,000   5.125%, 01/15/13...........         100,168
      50,000   6.750%, 12/30/31...........          57,176
               MidAmerican Energy Holdings
               Co.
      80,000   3.500%, 05/15/08...........          77,188
      50,000   5.000%, 02/15/14...........          48,806
     150,000   Millennium America, Inc.
               9.250%, 06/15/08...........         161,812
      25,000   Mirage Resorts, Inc.
               7.250%, 08/01/17...........          25,438
               Mirant Americas Generation
               LLC
     100,000   7.625%, 05/01/06(f)........         122,000
     125,000   9.125%, 05/01/31...........         163,437
      75,000   Mohegan Tribal Gaming
               Authority
               6.875%, 02/15/15...........          75,563
               Morgan Stanley
     350,000   4.000%, 01/15/10...........         336,676
   2,275,000   4.750%, 04/01/14...........       2,181,877
     250,000   5.050%, 01/21/11...........         250,074
     790,000   5.300%, 03/01/13...........         791,585
      25,000   5.800%, 04/01/07...........          25,255
      25,000   6.600%, 04/01/12...........          26,872
      25,000   7.250%, 04/01/32...........          30,006
      50,000   MTR Corp.
               7.500%, 02/04/09...........          53,603
     125,000   Mueller Group, Inc.
               10.000%, 05/01/12..........         132,812
      25,000   Murphy Oil Corp.
               6.375%, 05/01/12...........          26,623
      50,000   Muzak LLC/Muzak Finance
               Corp.
               10.000%, 02/15/09..........          43,625

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     10,000   Nabors Industries, Inc.
               5.375%, 08/15/12...........  $       10,173
               National City Bank
      25,000   3.300%, 05/15/07...........          24,472
      50,000   4.250%, 07/01/18...........          45,290
      25,000   National Fuel Gas Co.
               5.250%, 03/01/13...........          24,871
      75,000   National Mentor, Inc.
               9.625%, 12/01/12...........          78,375
               National Rural Utilities
               Cooperative Finance
      10,000   4.375%, 10/01/10...........           9,756
      10,000   4.750%, 03/01/14...........           9,810
     205,000   6.500%, 03/01/07...........         208,601
      30,000   7.250%, 03/01/12...........          33,459
      70,000   8.000%, 03/01/32...........          92,374
      50,000   Neiman-Marcus Group, Inc.
               10.375%, 10/15/15(a).......          50,813
     150,000   Newark Group, Inc.
               9.750%, 03/15/14...........         132,000
               Newell Rubbermaid, Inc.
      25,000   6.000%, 03/15/07...........          25,335
      25,000   6.750%, 03/15/12...........          26,545
      25,000   News America Holdings
               8.000%, 10/17/16#..........          29,471
               News America, Inc.
   1,375,000   5.300%, 12/15/14#..........       1,364,698
     120,000   6.200%, 12/15/34...........         119,196
     320,000   6.625%, 01/09/08...........         330,018
               Nextel Communications, Inc.
     125,000   6.875%, 10/31/13...........         130,402
     525,000   7.375%, 08/01/15...........         554,042
   2,550,000   Niagara Mohawk Power Corp.
               7.750%,
               05/15/06-10/01/08..........       2,637,124

Principal
Amount                                          Value
----------------------------------------------------------
               Nisource Finance Corp.
$     50,000   5.400%, 07/15/14...........  $       49,926
     100,000   5.450%, 09/15/20...........          96,892
      75,000   NMHG Holding Co.
               10.000%, 05/15/09..........          79,875
               Norfolk Southern Corp.
     200,000   7.250%, 02/15/31...........         242,601
     175,000   7.800%, 05/15/27#..........         221,735
      75,000   Nortek, Inc.
               8.500%, 09/01/14...........          72,375
      75,000   Nortel Networks Ltd.
               6.125%, 02/15/06...........          75,000
     100,000   Northern States Power Corp.
               5.250%, 07/15/35...........          96,143
               Northrop Grumman Corp.
     230,000   4.079%, 11/16/06...........         228,223
     150,000   7.750%, 02/15/31...........         191,768
     269,000   NRG Energy, Inc.
               8.000%, 12/15/13...........         299,935
      30,000   Nucor Corp.
               4.875%, 10/01/12#..........          29,760
     100,000   Occidental Petroleum Corp.
               6.750%, 01/15/12...........         109,760
      20,000   Ocean Energy, Inc.
               4.375%, 10/01/07...........          19,773
     125,000   OM Group, Inc.
               9.250%, 12/15/11...........         122,187
     200,000   Omega Healthcare Investors,
               Inc. REIT
               7.000%, 01/15/16(a)........         198,250
     100,000   Omnicare, Inc.
               6.875%, 12/15/15...........         101,500
               Oncor Electric Delivery Co.
     390,000   6.375%, 01/15/15...........         413,848
     160,000   7.000%,
               09/01/22-05/01/32..........         180,466
      50,000   Oneok, Inc.
               6.000%, 06/15/35#..........          49,345

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Owens-Brockway Glass
               Container
$    125,000   7.750%, 05/15/11...........  $      130,469
     150,000   8.250%, 05/15/13...........         154,875
      75,000   Oxford Industries, Inc.
               8.875%, 06/01/11...........          76,406
      50,000   Pacific Bell
               7.125%, 03/15/26...........          55,304
               Pacific Gas & Electric Co.
      15,000   3.600%, 03/01/09...........          14,394
      20,000   4.200%, 03/01/11...........          19,177
      25,000   4.800%, 03/01/14...........          24,363
     315,000   6.050%, 03/01/34...........         326,012
      50,000   Pacificorp
               5.250%, 06/15/35...........          47,240
      25,000   Pactiv Corp.
               7.950%, 12/15/25#..........          28,546
      33,000   PanAmSat Corp.
               9.000%, 08/15/14...........          34,568
      50,000   Park Place Entertainment
               Corp.
               8.875%, 09/15/08...........          54,063
      50,000   PC Financial Partnership
               5.000%, 11/15/14...........          49,413
      50,000   Peco Energy Co.
               3.500%, 05/01/08...........          48,375
               Pemex Project Funding
               Master Trust
     150,000   5.750%, 12/15/15(a)........         149,250
      50,000   6.625%, 06/15/35(a)........          50,125
     100,000   7.375%, 12/15/14...........         111,100
     200,000   8.500%, 02/15/08...........         213,000
     100,000   8.625%, 02/01/22...........         123,250
      50,000   PepsiAmericas, Inc.
               4.875%, 01/15/15...........          49,294
     100,000   Petco Animal Supplies, Inc.
               10.750%, 11/01/11..........         108,250

Principal
Amount                                          Value
----------------------------------------------------------
               Pfizer, Inc.
$     25,000   2.500%, 03/15/07...........  $       24,317
      25,000   4.500%, 02/15/14...........          24,467
      25,000   PHH Corp.
               7.125%, 03/01/13...........          26,397
     125,000   Pinnacle Entertainment,
               Inc.
               8.250%, 03/15/12...........         129,219
     250,000   Pinnacle Foods Holding
               Corp.
               8.250%, 12/01/13#..........         238,125
               Pitney Bowes, Inc.
      50,000   4.625%, 10/01/12...........          48,949
      25,000   4.750%, 05/15/18#..........          23,741
      25,000   4.875%, 08/15/14...........          24,611
      25,000   Plains All American
               Pipeline LP/PAA Finance
               Corp.
               5.625%, 12/15/13...........          25,312
     150,000   Plains Exploration &
               Production Co.
               7.125%, 06/15/14#..........         155,250
      30,000   Pliant Corp.
               11.125%, 09/01/09(f).......          26,700
      25,000   PNC Bank NA
               5.250%, 01/15/17...........          24,896
     100,000   Pogo Producing Co.
               6.875%, 10/01/17(a)........          97,500
      25,000   Popular North America
               Capital Trust I
               6.564%, 09/15/34...........          25,713
               Popular North America, Inc.
     100,000   3.875%, 10/01/08...........          96,641
      25,000   4.700%, 06/30/09...........          24,560
      80,000   PPL Electric Utilities
               Corp.
               6.250%, 08/15/09...........          83,109
               PPL Energy Supply LLC
      25,000   5.400%, 08/15/14...........          24,836
     100,000   6.400%, 11/01/11...........         105,404

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Praxair, Inc.
$     25,000   3.950%, 06/01/13#..........  $       23,398
      40,000   6.375%, 04/01/12...........          42,769
      15,000   Principal Life Income
               Funding
               3.200%, 04/01/09...........          14,302
               Procter & Gamble Co.
      25,000   4.750%, 06/15/07...........          25,024
      30,000   4.950%, 08/15/14...........          30,069
      25,000   5.800%, 08/15/34...........          26,523
     200,000   6.875%, 09/15/09...........         213,739
      20,000   Progress Energy, Inc.
               6.050%, 04/15/07...........          20,240
      25,000   Progressive Corp.
               6.250%, 12/01/32...........          27,280
               Prologis REIT
     100,000   5.250%, 11/15/10(a)........         100,069
      30,000   5.500%, 03/01/13...........          30,271
     100,000   5.625%, 11/15/15(a)........         100,599
               Protective Life Secured
               Trust
      15,000   4.000%, 04/01/11...........          14,387
     100,000   4.850%, 08/16/10...........          99,835
               Prudential Financial, Inc.
      20,000   3.750%, 05/01/08#..........          19,494
      25,000   4.500%, 07/15/13#..........          24,123
      50,000   5.100%, 09/20/14...........          49,766
      50,000   5.400%, 06/13/35...........          47,870
      10,000   5.750%, 07/15/33...........          10,083
               PSE&G Power LLC
      25,000   3.750%, 04/01/09...........          23,926
      20,000   5.000%, 04/01/14...........          19,297
      25,000   5.500%, 12/01/15...........          24,818
     150,000   7.750%, 04/15/11...........         166,077
     100,000   PSI Energy, Inc.
               5.000%, 09/15/13...........          98,265

Principal
Amount                                          Value
----------------------------------------------------------
               Public Service Co. of
               Colorado
$     50,000   4.375%, 10/01/08...........  $       49,373
      35,000   7.875%, 10/01/12...........          40,745
               Public Service Electric &
               Gas Co.
      50,000   4.000%, 11/01/08...........          48,713
      25,000   5.000%, 08/15/14...........          24,577
               Pulte Homes, Inc.
      30,000   4.875%, 07/15/09...........          29,388
      50,000   5.200%, 02/15/15#..........          47,037
      25,000   6.375%, 05/15/33#..........          23,320
      20,000   7.875%, 06/15/32#..........          22,359
   1,475,000   Quest Diagnostics, Inc.
               5.450%, 11/01/15(a)........       1,486,034
               Qwest Communications
               International, Inc.
      20,000   7.500%, 02/15/14#..........          20,550
      30,000   7.500%, 02/15/14(a)........          30,825
               Qwest Corp.
     225,000   6.875%, 09/15/33...........         211,500
      15,000   7.500%, 06/15/23...........          14,906
     325,000   8.875%, 03/15/12...........         366,437
               R.J. Reynolds Tobacco
               Holdings, Inc.
     680,000   7.750%, 05/15/06...........         685,100
   1,170,000   7.875%, 05/15/09...........       1,216,800
               Rabobank Capital Funding
               Trust
     280,000   5.254%, 12/29/49...........         274,548
      40,000   5.260%, 12/31/49...........          39,629
      20,000   Radian Group, Inc.
               5.625%, 02/15/13...........          20,058
     125,000   Radio One, Inc.
               8.875%, 07/01/11...........         131,875
      75,000   Radnor Holdings, Inc.
               11.000%, 03/15/10..........          60,750

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     25,000   Rainbow National Services
               LLC
               10.375%, 09/01/14(a).......  $       28,000
               Raytheon Co.
     100,000   4.850%, 01/15/11#..........          98,991
      80,000   5.375%, 04/01/13...........          81,093
      10,000   5.500%, 11/15/12...........          10,228
       4,000   6.000%, 12/15/10...........           4,138
      50,000   6.400%, 12/15/18...........          54,136
     400,000   6.750%, 08/15/07...........         409,788
               RBS Capital Trust I
      25,000   5.512%, 09/29/49...........          24,854
     100,000   6.425%, 12/29/49...........         104,945
               Regency Centers LP REIT
      50,000   5.250%, 08/01/15...........          49,086
      10,000   6.750%, 01/15/12...........          10,689
      30,000   Regions Financial Corp.
               6.375%, 05/15/12...........          32,134
     275,000   Reliant Resources, Inc.
               9.500%, 07/15/13...........         275,687
      25,000   Republic Services, Inc.
               6.750%, 08/15/11...........          26,858
               Residential Capital Corp.
     100,000   6.375%, 06/30/10...........         101,611
      50,000   6.875%, 06/30/15...........          53,129
               Resolution Performance
               Products LLC/RPP Capital
               Corp.
     175,000   8.000%, 12/15/09...........         178,500
      75,000   9.500%, 04/15/10...........          75,938
     125,000   RH Donnelley Finance Corp.
               I
               10.875%, 12/15/12(a).......         140,937
               Rite Aid Corp.
     150,000   6.125%, 12/15/08(a)........         141,000
      25,000   8.125%, 05/01/10...........          25,438
     150,000   RR Donnelley & Sons Co.
               5.500%, 05/15/15...........         144,364

Principal
Amount                                          Value
----------------------------------------------------------
$     60,000   Safeco Corp.
               4.875%, 02/01/10...........  $       59,558
               Safeway, Inc.
      50,000   4.950%, 08/16/10...........          48,694
   1,175,000   7.250%, 02/01/31#..........       1,267,917
               Sara Lee Corp.
      25,000   6.125%, 11/01/32...........          23,370
      50,000   6.250%, 09/15/11...........          51,506
   1,100,000   SB Treasury Co. LLC
               9.400%, 12/29/49(b)........       1,204,636
     131,000   SBA Telecommunications,
               Inc.
               9.750%, 12/15/11(c)........         121,502
     150,000   Sbarro, Inc.
               11.000%, 09/15/09#.........         149,250
               SBC Communications, Inc.
     150,000   4.125%, 09/15/09...........         144,843
     500,000   5.100%, 09/15/14...........         488,441
      50,000   5.625%, 06/15/16#..........          50,308
      50,000   6.450%, 06/15/34...........          52,029
               Schering-Plough Corp.
      40,000   5.550%, 12/01/13...........          40,751
     130,000   6.750%, 12/01/33...........         148,031
      75,000   Scientific Games Corp.
               6.250%, 12/15/12...........          73,781
     125,000   Seagate Technology Holdings
               8.000%, 05/15/09...........         131,250
     150,000   Sealy Mattress Co.
               8.250%, 06/15/14#..........         154,500
      50,000   Sempra Energy
               4.750%, 05/15/09...........          49,301
               Sequa Corp.
     125,000   8.875%, 04/01/08...........         130,312
     100,000   9.000%, 08/01/09...........         106,250
     250,000   Simmons Bedding Co.
               10.000%, 12/15/14(c).......         135,000

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Simon Property Group LP
               REIT
$     75,000   4.875%,
               03/18/10-08/15/10..........  $       74,005
      50,000   5.100%, 06/15/15...........          48,358
     100,000   6.375%, 11/15/07...........         102,184
     150,000   Sinclair Broadcast Group,
               Inc.
               8.750%, 12/15/11...........         157,875
               Six Flags, Inc.
      25,000   9.625%, 06/01/14#..........          24,313
      75,000   9.750%, 04/15/13...........          73,594
               SLM Corp.
     150,000   4.500%, 07/26/10...........         146,853
     200,000   5.375%, 05/15/14...........         201,999
      50,000   5.625%, 04/10/07#..........          50,299
     830,000   5.810%, 01/03/06(b)........         802,178
      60,000   Sonat, Inc.
               7.625%, 07/15/11#..........          61,050
      50,000   South Carolina Electric &
               Gas
               5.300%, 05/15/33#..........          48,964
               Southern California Edison
               Co.
      50,000   5.000%, 01/15/16...........          49,433
      40,000   6.000%, 01/15/34...........          42,331
      50,000   Southern California Gas Co.
               4.375%, 01/15/11...........          48,653
     100,000   Southern Co. Capital
               Funding, Inc.
               5.300%, 02/01/07...........          99,968
      60,000   Southern Natural Gas Co.
               8.000%, 03/01/32...........          65,791
      20,000   Southern Union Co.
               7.600%, 02/01/24...........          22,907
      25,000   SouthTrust Corp.
               5.800%, 06/15/14#..........          26,026
      50,000   Southwest Airlines Co.
               5.125%, 03/01/17...........          46,687

Principal
Amount                                          Value
----------------------------------------------------------
               Sprint Capital Corp.
$  2,320,000   6.000%, 01/15/07...........  $    2,342,687
     100,000   6.875%, 11/15/28...........         109,269
   1,520,000   8.375%, 03/15/12...........       1,761,624
     100,000   8.750%, 03/15/32...........         132,708
     100,000   St. Paul Travelers Cos,
               Inc.
               5.500%, 12/01/15...........         100,720
      50,000   St. Paul Cos.
               8.125%, 04/15/10...........          55,523
     175,000   Starwood Hotels & Resorts
               Worldwide
               7.875%, 05/01/12...........         192,937
     225,000   Stone Container Corp.
               9.750%, 02/01/11...........         227,250
     250,000   Stone Energy Corp.
               8.250%, 12/15/11...........         258,125
      50,000   Sungard Data Systems, Inc.
               9.125%, 08/15/13(a)........          51,750
               SunTrust Banks, Inc.
      50,000   3.625%, 10/15/07...........          48,915
      25,000   4.000%, 10/15/08...........          24,429
      50,000   5.450%, 12/01/17...........          51,036
      30,000   SUPERVALU, Inc.
               7.500%, 05/15/12...........          32,076
      75,000   Swift & Co.
               10.125%, 10/01/09..........          77,438
     150,000   Swift Energy Co.
               9.375%, 05/01/12...........         161,250
     400,000   Swiss Bank Corp. NY
               7.500%, 07/15/25...........         494,728
     125,000   Sybron Dental Specialties,
               Inc.
               8.125%, 06/15/12...........         131,250
               Target Corp.
     520,000   4.000%, 06/15/13...........         492,020
      30,000   5.400%, 10/01/08...........          30,488

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    200,000   5.500%, 04/01/07#..........  $      201,423
      50,000   7.000%, 07/15/31...........          60,609
   1,560,000   TCI Communications Finance
               9.650%, 03/31/27...........       1,688,085
     210,000   TCI Communications, Inc.
               6.875%, 02/15/06...........         210,390
               Tekni-Plex, Inc.
     100,000   8.750%, 11/15/13(a)........          88,000
      25,000   12.750%, 06/15/10..........          13,625
     800,000   Tele-Communications-TCI
               Group
               7.875%, 08/01/13...........         904,213
      25,000   Temple-Inland, Inc.
               7.875%, 05/01/12...........          27,291
               Tenet Healthcare Corp.
      75,000   6.875%, 11/15/31...........          60,375
     490,000   7.375%, 02/01/13#..........         452,025
      25,000   9.875%, 07/01/14...........          25,313
      10,000   Tennessee Gas Pipeline Co.
               8.375%, 06/15/32...........          11,346
               Terex Corp.
      48,000   7.375%, 01/15/14...........          47,520
     250,000   10.375%, 04/01/11..........         265,000
      25,000   Texaco Capital, Inc.
               9.750%, 03/15/20...........          36,676
      25,000   Texas Gas Transmission LLC
               4.600%, 06/01/15...........          23,627
      75,000   Texas Genco LLC
               6.875%, 12/15/14(a)........          81,187
      75,000   Texas Industries, Inc.
               7.250%, 07/15/13(a)........          77,813
      80,000   Textron Financial Corp.
               6.000%, 11/20/09#..........          82,892
      25,000   Textron, Inc.
               4.500%, 08/01/10...........          24,476

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   The Mony Group, Inc.
               8.350%, 03/15/10...........  $      111,682
      10,000   Time Warner Entertainment
               Co. LP
               8.375%, 07/15/33...........          11,813
               Time Warner, Inc.
      80,000   6.875%, 05/01/12...........          85,158
     100,000   9.125%, 01/15/13...........         118,358
     150,000   9.150%, 02/01/23...........         184,471
      25,000   Toyota Motor Credit Corp.
               5.500%, 12/15/08...........          25,464
     100,000   Transatlantic Holdings,
               Inc.
               5.750%, 12/14/15...........         101,432
     175,000   Triad Hospitals, Inc.
               7.000%, 11/15/13...........         175,437
      89,000   TRW Automotive, Inc.
               9.375%, 02/15/13...........          96,342
     125,000   Turning Stone Casino Resort
               9.125%, 12/15/10(a)........         128,750
               TXU Corp.
     480,000   4.800%, 11/15/09...........         461,699
      50,000   6.375%, 06/15/06...........          50,255
     835,000   6.550%, 11/15/34...........         788,990
   2,190,000   TXU Energy Co. LLC
               7.000%, 03/15/13...........       2,333,804
      70,000   Tyson Foods, Inc.
               8.250%, 10/01/11...........          79,034
     125,000   Ubiquitel Operating Co.
               9.875%, 03/01/11...........         138,437
     125,000   UFJ Bank Ltd.
               7.400%, 06/15/11...........         138,030
      50,000   Unilever Capital Corp.
               5.900%, 11/15/32...........          52,960
      15,000   Union Electric Co.
               5.100%, 10/01/19...........          14,515
      65,000   Union Oil Co. of California
               5.050%, 10/01/12...........          66,135

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Union Pacific Corp.
$  1,475,000   3.625%, 06/01/10...........  $    1,391,322
      20,000   5.375%, 05/01/14#..........          20,228
      10,000   6.500%, 04/15/12...........          10,756
      50,000   Union Planters Bank NA
               5.125%, 06/15/07...........          50,132
      25,000   Union Planters Corp.
               4.375%, 12/01/10...........          24,403
      25,000   UnionBancal Corp.
               5.250%, 12/16/13...........          24,920
               United Technologies Corp.
     150,000   4.375%, 05/01/10...........         147,587
     120,000   5.400%, 05/01/35...........         119,581
      50,000   7.500%, 09/15/29...........          63,541
               UnitedHealth Group, Inc.
      25,000   3.375%, 08/15/07...........          24,433
      10,000   3.750%, 02/10/09...........           9,677
      50,000   4.125%, 08/15/09...........          48,758
      10,000   4.750%, 02/10/14...........           9,783
      30,000   4.875%, 04/01/13#..........          29,813
      50,000   5.000%, 08/15/14...........          49,756
      50,000   Univision Communications,
               Inc.
               3.875%, 10/15/08...........          48,070
     710,000   US Bancorp
               3.125%, 03/15/08...........         685,640
               US Bank National
               Association
      10,000   3.750%, 02/06/09...........           9,682
     100,000   4.950%, 10/30/14#..........          98,949
      50,000   6.300%, 02/04/14...........          53,947
     125,000   US Unwired, Inc.
               10.000%, 06/15/12..........         140,625
     175,000   Valeant Pharmaceuticals
               International
               7.000%, 12/15/11...........         171,937

Principal
Amount                                          Value
----------------------------------------------------------
               Valero Energy Corp.
$  1,385,000   4.750%, 06/15/13...........  $    1,344,296
     100,000   6.875%, 04/15/12...........         108,963
      85,000   7.500%, 04/15/32...........         103,300
      50,000   Valspar Corp.
               6.000%, 05/01/07...........          50,450
     100,000   Vanguard Health Co.
               9.000%, 10/01/14...........         106,250
     100,000   Vanguard Health Holding Co.
               II LLC
               11.250%, 10/01/15(c).......          73,000
   2,060,000   Verizon Florida, Inc.
               6.125%, 01/15/13...........       2,080,882
               Verizon Global Funding
               Corp.
      50,000   4.000%, 01/15/08...........          49,037
     555,000   6.875%, 06/15/12...........         602,299
     200,000   7.250%, 12/01/10...........         217,026
     100,000   7.750%, 12/01/30...........         118,866
     100,000   Verizon Maryland, Inc.
               6.125%, 03/01/12...........         102,192
      30,000   Verizon New England, Inc.
               6.500%, 09/15/11...........          30,774
     125,000   Vertis, Inc.
               9.750%, 04/01/09...........         129,531
     245,000   Viacom, Inc.
               5.625%, 08/15/12...........         243,251
               Virginia Electric & Power
               Co.
     200,000   4.750%, 03/01/13...........         194,248
      25,000   5.375%, 02/01/07...........          25,093
     100,000   Vodafone Group PLC
               7.875%, 02/15/30...........         124,834
      50,000   Wachovia Bank National
               Association
               5.000%, 08/15/15...........          49,225

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Wachovia Corp.
$    350,000   3.500%, 08/15/08...........  $      338,197
      40,000   3.625%, 02/17/09...........          38,580
      30,000   4.875%, 02/15/14#..........          29,360
      50,000   5.250%, 08/01/14...........          50,066
      50,000   7.500%, 04/15/35...........          62,100
               Wal-Mart Stores, Inc.
      50,000   4.000%, 01/15/10#..........          48,405
     100,000   4.550%, 05/01/13...........          97,481
     150,000   5.250%, 09/01/35...........         145,601
     500,000   6.875%, 08/10/09...........         532,138
               Walt Disney Co.
     275,000   6.375%, 03/01/12...........         290,872
      15,000   7.000%, 03/01/32...........          17,184
     125,000   Warner Chilcott Corp.
               8.750%, 02/01/15(a)........         115,000
     200,000   Warner-Lambert Co.
               6.000%, 01/15/08...........         204,779
     250,000   Washington Mutual Bank
               6.875%, 06/15/11...........         270,070
               Washington Mutual, Inc.
      50,000   4.000%, 01/15/09...........          48,494
      25,000   4.375%, 01/15/08#..........          24,701
               Waste Management, Inc.
      10,000   5.000%, 03/15/14...........           9,802
     370,000   6.500%, 11/15/08...........         383,678
   1,670,000   7.000%,
               10/15/06-07/15/28..........       1,860,059
     100,000   7.375%, 08/01/10...........         108,829
      30,000   7.750%, 05/15/32...........          37,044
      20,000   Weingarten Realty
               Investments
               4.857%, 01/15/14...........          19,196
               WellPoint, Inc.
      50,000   3.750%, 12/14/07...........          48,890
     100,000   4.250%, 12/15/09...........          97,404
      75,000   5.000%, 12/15/14...........          73,673
      50,000   5.950%, 12/15/34...........          51,544

Principal
Amount                                          Value
----------------------------------------------------------
               Wells Fargo & Co.
$    200,000   4.125%, 03/10/08...........  $      196,997
     250,000   4.200%, 01/15/10...........         243,383
      15,000   4.625%, 04/15/14...........          14,568
     100,000   5.125%, 09/15/16...........          99,225
     100,000   6.450%, 02/01/11...........         106,573
      30,000   Wells Fargo Capital I
               7.960%, 12/15/26...........          31,821
     156,000   Westlake Chemical Corp.
               8.750%, 07/15/11...........         166,920
               Weyerhaeuser Co.
     129,000   5.950%, 11/01/08...........         131,606
       5,000   6.125%, 03/15/07...........           5,073
     330,000   6.750%, 03/15/12...........         350,258
      30,000   7.375%, 03/15/32...........          33,351
               Whiting Petroleum Corp.
     125,000   7.000%, 02/01/14(a)........         125,312
      75,000   7.250%, 05/01/13...........          75,938
               Williams Cos., Inc.
     150,000   7.625%, 07/15/19#..........         160,875
   1,000,000   7.750%, 06/15/31...........       1,055,000
     200,000   7.875%, 09/01/21#..........         216,500
     165,000   8.750%, 03/15/32...........         191,400
      30,000   Wisconsin Electric Power
               4.500%, 05/15/13...........          29,002
      50,000   WM Wrigley, Jr. Co.
               4.650%, 07/15/15...........          48,686
      10,000   World Savings Bank FSB
               4.500%, 06/15/09...........           9,866
               Wyeth
   2,075,000   5.500%,
               03/15/13-02/01/14..........       2,103,487
     100,000   6.000%, 02/15/36(a)........         102,979
     175,000   Xerox Capital Trust I
               8.000%, 02/01/27...........         180,250

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               XTO Energy, Inc.
$     25,000   5.000%, 01/31/15...........  $       24,464
     100,000   6.250%, 04/15/13...........         105,982
     225,000   7.500%, 04/15/12...........         251,678
               Zions Bancorp
      25,000   5.650%, 05/15/14...........          25,619
      25,000   6.000%, 09/15/15...........          26,126
                                            --------------
                                               200,310,348
                                            --------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $298,086,356).....................     297,363,627
                                            --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 63.5%
FEDERAL FARM CREDIT BANK -- 0.1%
               Federal Farm Credit Bank
     100,000   3.000%, 04/15/08...........          96,314
     100,000   3.250%, 06/15/07...........          97,917
     100,000   4.125%, 07/17/09...........          97,990
     200,000   4.250%, 10/10/08...........         197,806
                                            --------------
                                                   490,027
                                            --------------
FEDERAL HOME LOAN BANK SYSTEM -- 0.9%
               Federal Home Loan Bank
               System
     100,000   2.625%, 02/16/07...........          97,683
   1,200,000   3.250%, 12/17/07#..........       1,167,347
     250,000   3.450%, 01/10/07#..........         246,733
   1,790,000   3.625%,
               01/15/08-11/14/08..........       1,743,371
     600,000   3.750%,
               03/07/07-08/18/09..........         582,553
     250,000   4.000%, 06/13/07...........         247,068
     100,000   4.000%, 03/10/08#..........          98,507
   1,250,000   4.250%,
               09/26/08-11/02/10..........       1,232,396
   1,000,000   4.375%, 03/17/10#..........         986,896
     500,000   4.500%, 09/16/13...........         490,313
     300,000   4.625%, 01/18/08#..........         299,450
      50,000   4.650%, 08/22/08...........          49,742
     150,000   4.790%, 04/25/08...........         149,920

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   5.050%, 01/26/15#..........  $       99,237
      50,000   5.375%, 08/15/18...........          51,890
                                            --------------
                                                 7,543,106
                                            --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 8.9%
               Federal Home Loan Mortgage
               Corp.
   1,000,000   2.375%, 02/15/07...........         974,177
      30,000   2.400%, 03/29/07...........          29,153
      50,000   2.700%, 03/16/07...........          48,778
   1,000,000   2.750%, 03/15/08...........         959,451
     100,000   2.850%, 02/23/07...........          97,888
      15,000   2.875%, 09/18/07...........          14,543
      50,000   3.000%, 03/28/07...........          48,947
     100,000   3.050%, 01/19/07...........          98,258
      60,000   3.375%, 08/23/07...........          58,708
      50,000   3.500%, 03/24/08...........          48,703
      40,000   3.550%, 11/15/07...........          39,140
     100,000   3.875%, 01/12/09...........          97,470
     901,328   4.000%,
               11/01/19-02/01/20..........         860,044
     330,000   4.125%,
               11/18/09-02/24/11..........         320,586
   1,000,000   4.125%, 07/12/10#..........         975,152
     250,000   4.250%, 05/23/08#..........         246,406
      50,000   4.250%, 05/22/13...........          48,020
   1,850,000   4.375%,
               11/16/07-07/17/15#.........       1,827,798
     602,958   4.500%,
               08/22/07-08/01/35#.........         566,391
   8,441,137   4.500%, 11/15/11-TBA.......       8,183,850
   1,000,000   4.625%, 12/19/08...........         997,609
     100,000   4.625%, 07/28/10#..........          98,422
   2,570,000   4.650%, 10/10/13...........       2,481,574
   1,000,000   4.875%, 11/15/13...........       1,004,730
  24,489,476   5.000%, 08/15/12-TBA.......      23,762,593
     610,000   5.125%,
               10/15/08-03/10/14..........         614,004
     100,000   5.200%, 03/05/19...........          97,591

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     20,000   5.250%, 12/01/14...........  $       19,727
     100,000   5.300%, 05/12/20...........          97,437
  22,518,165   5.500%,
               09/15/11-06/01/35..........      22,398,865
   1,420,000   5.625%, 11/23/35...........       1,434,920
   6,922,591   6.000%, 06/15/11-TBA.......       7,044,997
     400,000   6.250%, 07/15/32...........         476,085
   1,534,745   6.500%,
               06/14/24-06/01/32..........       1,574,500
   3,000,000   6.875%, 09/15/10...........       3,265,653
   1,002,012   7.000%,
               05/01/30-12/01/33..........       1,043,489
     275,234   7.500%,
               09/01/29-05/01/31..........         288,951
     249,946   8.000%,
               07/01/30-05/01/31..........         266,575
                                            --------------
                                                82,511,185
                                            --------------
FEDERAL HOME LOAN PC -- 0.6%
               Federal Home Loan PC
   2,540,572   4.500%,
               12/01/18-06/01/19..........       2,476,027
   3,468,039   5.000%,
               02/01/19-07/01/19..........       3,435,712
                                            --------------
                                                 5,911,739
                                            --------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 26.4%
               Federal National Mortgage
               Association
      13,250   0.0%, 03/31/06(b)..........         722,125
     230,000   2.710%, 01/30/07...........         225,072
   1,500,000   3.000%, 08/15/07...........       1,459,449
     100,000   3.125%, 03/16/09...........          95,025
     500,000   3.250%, 11/15/07#..........         486,777
     540,000   3.375%,
               05/15/07-12/15/08..........         521,170
      99,321   3.460%, 06/25/43...........          98,965
   2,034,396   3.750%, 05/25/30...........       1,976,002
   5,080,523   4.000%,
               05/01/19-03/25/24..........       4,896,225
     200,000   4.150%, 09/10/09...........         196,058
     350,000   4.200%,
               03/24/08-06/08/09..........         343,548
   1,125,000   4.250%,
               09/15/07-05/15/09#.........       1,109,158

Principal
Amount                                          Value
----------------------------------------------------------
$ 17,641,170   4.500%, 06/01/18-TBA.......  $   16,990,260
   2,370,000   4.610%, 10/10/13...........       2,286,678
     800,000   4.625%, 10/15/14#..........         790,572
   1,000,000   4.750%, 08/25/08...........         996,415
   1,000,000   5.000%, 01/15/07#..........       1,001,992
  56,890,197   5.000%, 04/15/15-TBA.......      55,398,639
   1,800,000   5.250%, 04/15/07...........       1,810,532
  83,101,521   5.500%, 02/15/06-TBA.......      82,552,706
     100,000   5.750%, 02/17/22...........          97,424
  29,705,067   6.000%, 10/01/08-TBA.......      30,008,554
   4,000,000   6.125%, 03/15/12...........       4,280,520
   5,400,000   6.250%, 02/01/11...........       5,702,994
  19,866,498   6.500%, 05/01/16-TBA.......      20,400,999
   3,100,000   6.625%,
               09/15/09-11/15/30..........       3,313,326
   2,717,593   7.000%,
               01/01/28-11/01/32..........       2,837,003
     500,000   7.250%, 05/15/30...........         661,706
     653,090   7.500%,
               10/01/15-03/01/31..........         685,068
     262,396   8.000%, 07/01/25...........         279,914
      51,774   8.500%,
               12/01/26-07/01/27..........          56,141
                                            --------------
                                               242,281,017
                                            --------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 6.8%
               Government National
               Mortgage Association
  21,796,035   5.000%, 07/15/33-TBA.......      21,537,930
  16,239,940   5.500%, 02/15/33-TBA.......      16,351,502
  21,112,622   6.000%,
               02/15/26-07/15/35..........      21,629,183
   1,925,216   6.500%,
               08/15/28-11/15/32..........       2,012,322
     674,537   7.000%,
               01/15/23-04/15/29..........         710,026
     415,599   7.500%,
               10/15/22-09/15/29..........         439,235
      84,875   8.000%,
               10/15/29-07/15/30..........          90,873
                                            --------------
                                                62,771,071
                                            --------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
TENNESSEE VALLEY AUTHORITY -- 0.0%
               Tennessee Valley Authority
$    100,000   4.375%, 06/15/15#..........  $       96,904
      25,000   4.650%, 06/15/35...........          23,636
     100,000   6.150%, 01/15/38...........         117,980
      50,000   6.250%, 12/15/17...........          55,922
     125,000   6.750%, 11/01/25...........         152,731
                                            --------------
                                                   447,173
                                            --------------
U.S. TREASURY BONDS -- 4.0%
               United States Treasury
               Bonds
     580,000   0.0%, 11/15/21(e)..........         277,923
     310,000   0.0%, 11/15/27(e)..........         113,684
   3,060,000   5.250%,
               11/15/28-02/15/29#.........       3,338,989
     550,000   5.375%, 02/15/31#..........         617,805
   1,500,000   6.000%, 02/15/26#..........       1,768,828
   3,000,000   6.125%,
               11/15/27-08/15/29#.........       3,642,891
  10,080,000   6.250%,
               08/15/23-05/15/30#.........      12,396,966
     400,000   6.500%, 11/15/26#..........         499,875
     500,000   7.125%, 02/15/23#..........         646,797
   3,800,000   7.250%,
               05/15/16-08/15/22#.........       4,762,673
     750,000   7.625%, 02/15/25#..........       1,033,418
     800,000   8.000%, 11/15/21#..........       1,102,156
   2,250,000   8.125%,
               08/15/19-08/15/21#.........       3,091,065
   1,000,000   8.750%, 08/15/20#..........       1,438,594
     500,000   9.125%, 05/15/18...........         715,039
     150,000   10.375%, 11/15/12#.........         165,773
     800,000   12.000%, 08/15/13#.........         949,125
     400,000   13.250%, 05/15/14..........         509,406
                                            --------------
                                                37,071,007
                                            --------------

Principal
Amount                                          Value
----------------------------------------------------------
U.S. TREASURY NOTES -- 13.5%
               United States Treasury
               Notes
$    130,000   1.500%, 03/31/06#..........  $      129,182
     368,658   1.875%, 07/15/15#..........         362,552
   1,000,000   2.250%, 02/15/07#..........         976,133
   5,000,000   2.500%, 10/31/06#..........       4,922,850
   5,125,000   2.625%,
               05/15/08-03/15/09#.........       4,883,214
     500,000   2.750%, 08/15/07#..........         487,071
   1,000,000   3.000%, 11/15/07#..........         975,078
   3,000,000   3.125%,
               01/31/07-09/15/08#.........       2,945,762
   3,000,000   3.250%,
               08/15/07-08/15/08#.........       2,936,133
   6,750,000   3.375%,
               02/15/08-10/15/09#.........       6,567,529
   6,200,000   3.500%,
               05/31/07-02/15/10#.........       6,012,411
   5,115,000   3.625%,
               04/30/07-06/15/10#.........       5,007,227
     197,270   3.625%, 01/15/08...........         202,564
   2,000,000   3.750%, 03/31/07#..........       1,982,968
  17,280,000   3.875%,
               07/15/10-02/15/13#.........      16,834,013
  18,300,000   4.000%,
               09/30/07-02/15/14#.........      18,042,342
   4,985,000   4.125%,
               08/15/10-05/15/15#.........       4,891,570
  17,055,000   4.250%,
               11/30/07-08/15/15#.........      16,895,902
   2,088,000   4.375%,
               05/15/07-08/15/12#.........       2,087,536
     156,000   4.375%, 12/15/10...........         156,122
   2,210,000   4.500%,
               11/15/10-11/15/15#.........       2,224,965
   8,380,000   4.750%,
               11/15/08-05/15/14#.........       8,560,372
   8,635,000   4.875%, 02/15/12#..........       8,865,382
   2,000,000   5.000%,
               02/15/11-08/15/11#.........       2,063,203
   1,000,000   5.500%,
               02/15/08-05/15/09#.........       1,028,438
   1,000,000   5.625%, 05/15/08...........       1,028,086
     500,000   5.750%, 08/15/10#..........         528,965
   1,000,000   6.000%, 08/15/09#..........       1,053,906
   1,500,000   6.625%, 05/15/07#..........       1,543,593
                                            --------------
                                               124,195,069
                                            --------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
U.S. TREASURY PRINCIPAL STRIP -- 2.3%
               United States Treasury
               Inflation Indexed Bonds
$  2,349,670   0.875%, 04/15/10(g)........  $    2,233,747
     422,963   1.875%, 07/15/13(g)........         417,180
      53,900   2.000%, 01/15/14(g)........          53,595
     190,208   2.000%, 07/15/14(g)........         189,145
   2,134,554   2.375%, 01/15/25(g)........       2,243,451
   5,204,849   3.375%, 01/15/07(g)........       5,243,074
     493,579   3.375%, 01/15/12(g)........         530,732
   4,778,336   3.625%, 04/15/28(g)........       6,164,054
   1,773,258   3.875%, 01/15/09(g)........       1,863,722
   1,764,026   4.250%, 01/15/10(g)........       1,912,313
                                            --------------
                                                20,851,013
                                            --------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $586,303,698).....................
                                               584,072,407
                                            --------------
   Shares
   ------
COMMON STOCKS -- 0.2%
BASIC MATERIALS -- 0.0%
       1,732   Applied Extrusion
               Technologies, Inc. Class
               B#*........................          13,856
                                            --------------
COMMUNICATIONS -- 0.2%
      49,345   American Tower Corp.*......       1,337,249
       8,708   Liberty Global, Inc. Series
               C*.........................         190,270
       5,784   NTL, Inc.*.................         393,775
                                            --------------
                                                 1,921,294
                                            --------------
COMPUTERS & INFORMATION -- 0.0%
         880   Globix Corp.(d)............               0
                                            --------------

   Shares                                       Value
----------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      10,002   Telewest Global, Inc.*.....  $      238,248
                                            --------------
TOTAL COMMON STOCKS
  (Cost $1,116,967).......................       2,173,398
                                            --------------
PREFERRED STOCKS -- 0.1%
AUTOMOTIVE -- 0.0%
      18,300   General Motors Acceptance
               Corp. Class B, Convertible,
               5.250%.....................         272,670
                                            --------------
TELECOMMUNICATIONS -- 0.1%
         226   Alamosa Holdings, Inc.#....         309,874
                                            --------------
                                                   309,874
                                            --------------
TOTAL PREFERRED STOCKS
  (Cost $408,382).........................         582,544
                                            --------------
WARRANTS -- 0.0%
         115   American Tower Corp.
               (a)*.......................          43,960
                                            --------------
TOTAL WARRANTS
  (Cost $7,953)...........................          43,960
                                            --------------
 Principal
   Amount
 ---------
MUNICIPALS -- 0.1%
CALIFORNIA -- 0.0%
$     50,000   Alameda Corridor
               Transportation Authority
               6.600%, 10/01/29...........          57,627
                                            --------------
ILLINOIS -- 0.0%
      50,000   State of Illinois G.O.
               4.950%, 06/01/23...........          48,857
      50,000   State of Illinois G.O.
               5.100%, 06/01/33...........          49,386
                                            --------------
                                                    98,243
                                            --------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
NEW JERSEY -- 0.1%
$    100,000   New Jersey Economic
               Development Authority, Ser.
               A (MBIA)
               7.425%, 02/15/29...........  $      128,941
       5,000   New Jersey State Turnpike
               Authority Rev. Bond
               Prerefunded, Ser. B (AMBAC)
               4.252%, 01/01/16...........           4,742
      95,000   New Jersey State Turnpike
               Authority Rev. Bond
               Unrefunded Balance, Ser. B
               4.252%, 01/01/16...........          90,211
                                            --------------
                                                   223,894
                                            --------------
OREGON -- 0.0%
      50,000   Oregon School Boards
               Association, Rev.Bond (FSA)
               5.528%, 06/30/28...........          51,553
               State of Oregon G.O.
      50,000   5.762%, 06/01/23...........          53,588
     100,000   5.892%, 06/01/27...........         107,765
                                            --------------
                                                   212,906
                                            --------------
WISCONSIN -- 0.0%
      50,000   State of Wisconsin, Rev.
               Bond, Ser. A (FSA)
               5.700%, 05/01/26...........          52,869
                                            --------------
TOTAL MUNICIPALS
  (Cost $620,518).........................         645,539
                                            --------------
PURCHASED OPTIONS -- 0.1%
CALL OPTIONS -- 0.1%
     275,000   Eurodollar Futures Strike
               94.50
               Expires 06/19/2006.........         180,125
      67,500   Eurodollar Futures Strike
               94.50
               Expires 09/18/2006.........          45,225

Principal
Amount                                          Value
----------------------------------------------------------
$    175,000   Eurodollar Futures Strike
               94.50
               Expires 12/18/2006.........  $      129,063
     642,500   Eurodollar Futures Strike
               95.00
               Expires 03/13/2006.........         146,169
      89,000   United States Treasury
               Notes 5 Year Futures Strike
               103
               Expires 02/24/2006.........         297,594
       2,000   United States Treasury
               Notes 5 Year Futures Strike
               106.50
               Expires 02/24/2006.........             906
                                            --------------
                                                   799,082
                                            --------------
PUT OPTIONS -- 0.0%
      42,500   Eurodollar Futures Strike
               94.00
               Expires 06/19/2006.........             106
                                            --------------
TOTAL PURCHASED OPTIONS
  (Cost $977,332).........................         799,188
                                            --------------
SHORT-TERM INVESTMENTS -- 29.3%
CASH EQUIVALENTS -- 0.0%
     125,000   Federal National Mortgage
               Association
               0.0%, 05/15/06(h)..........         122,998
     220,000   Federal National Mortgage
               Association
               0.010%, 05/15/06...........         216,454
                                            --------------
                                                   339,452
                                            --------------
COMMERCIAL PAPER -- 4.2%
   5,000,000   Amsterdam Funding Corp.
               0.0%, 01/18/06(l)..........       4,989,871
  10,000,000   Belmont Funding LLC
               0.0%, 01/12/06(l)..........       9,986,769

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$  7,843,000   Berkeley Square Financing
               LLC
               0.0%, 01/11/06(l)..........  $    7,833,566
   6,850,000   DaimlerChrysler NA Holding
               Corp.
               0.0%, 01/11/06(l)..........       6,841,533
   2,397,000   Ebury Financing Ltd.
               0.0%, 01/12/06(l)..........       2,393,829
   4,063,000   Four Winds Funding Corp.
               0.0%, 01/12/06(l)..........       4,057,562
   2,500,000   Variable Funding Cap Corp.
               0.0%, 01/11/06(l)..........       2,497,035
                                            --------------
                                                38,600,165
                                            --------------
MUTUAL FUNDS -- 24.5%
  35,713,915   Goldman Sachs Prime
               Obligations Fund
               4.164%, 12/31/30(i)(l).....      35,713,915
 190,413,368   State Street Navigator
               Securities Lending
               Portfolio
               4.280%(i)(j)(k)............     190,413,368
                                            --------------

Principal
Amount                                          Value
----------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.6%
$  5,400,000   Deutsche Bank Repurchase
               Agreement
               4.240%, 01/03/06(l)(m).....  $    5,400,000
                                            --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $270,466,900).....................     270,466,900
                                            --------------
TOTAL INVESTMENTS -- 131.1%
  (Cost $1,206,607,139)...................   1,206,664,666
Liabilities in excess of other
assets -- (31.1)%.........................    (285,939,204)
                                            --------------
TOTAL NET ASSETS -- 100.0%................  $  920,725,462
                                            ==============

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

SECURITY ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corp.
FSA -- Financial Security Assurance Co.
MBIA -- Municipal Bond Insurance Association
REIT -- Real Estate Investment Trust
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies or foreign governments and traded on an exchange in the U.S.

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*   -- Non-income producing security.
#   -- Represents security, or portion thereof, on loan as of December 31, 2005.
(a) -- 144A securities. Securities restricted for resale to Qualified Institutional Buyers totaled $31,996,423 and represented 3.5% of net assets.
(b) -- Indicates a variable rate security. The rate shown reflects the current interest rate in effect at December 31, 2005.
(c) -- Indicates a security with a step coupon. The security is issued with a zero coupon and steps to the stated coupon at a predetermined date and remains in effect until final maturity.
(d)  -- Represents a security which is fair-valued.
(e) -- Security is issued with a zero coupon. Income is recognized through the accretion of discount.
(f)  -- Security currently in default.
(g) -- Represents a Treasury Inflation -- Protected Security (TIPS). The interest and redemption payments for TIPS are tied to inflation as measured by the Consumer Price Index.
(h) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.
(i)   -- Rate quoted represents the seven day yield of the Fund.
(j) -- Represents security purchased with cash collateral received for securities on loan.
(k) -- Indicates an affiliated issuer. Securities held of affiliated issuers totaled $190,413,368 and represented 20.7% of net assets.
(l) -- All or a portion of these securities have been pledged to cover collateral requirements for delayed delivery transactions.
(m) -- Repurchase agreement dated 12/31/05, due 1/3/06 with a repurchase value of $5,400,636. Collateralized by $5,475,000 Federal National Mortgage Association 4.38% due 10/15/06. The aggregate market value, including accrued interest, of the collateral was $5,514,032.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2005 (continued)

FUTURES CONTRACTS:

                                                                                                                     Unrealized
  Number of                                                               Expiration    Notional      Notional     Appreciation/
  Contracts     Face Value              Underlying Securities                Date         Cost          Value      (Depreciation)
  ---------     -----------   ------------------------------------------  ----------   -----------   -----------   --------------
Long Position
--------------
      16          4,000,000   Eurodollar Futures                           Mar-2006    $ 3,813,555   $ 3,809,000      $ (4,555)
      20          5,000,000   Eurodollar Futures                           Jun-2006      4,776,450     4,757,750       (18,700)
      22          5,500,000   Eurodollar Futures                           Sep-2006      5,233,635     5,233,800           165
      4           1,000,000   Eurodollar Futures                           Dec-2006        956,270       952,050        (4,220)
     280         28,000,000   U.S. Treasury Notes 5 Year Futures           Mar-2006     29,743,643    29,776,250        32,607
     197         19,700,000   U.S. Treasury Notes 10 Year Futures          Mar-2006     21,351,196    21,553,031       201,835
                                                                                                                      --------
                                                                                                                       207,132
                                                                                                                      ========
Short Position
--------------
      78          7,800,000   U.S. Treasury Bond Futures                   Mar-2006      8,866,743     8,906,625      $(39,882)
                                                                                                                      ========

WRITTEN OPTIONS:

                                                                           Exercise    Expiration     Current
                        Description                           Contracts     Price        Month         Value
                        -----------                           ---------    --------    ----------    ---------
Call Options:
 Eurodollar Futures                                               9         95.25       Mar. '06     $  (1,294)
 Eurodollar Futures                                              15          95.5       Sep. '06        (3,375)
 U.S. Treasury Bonds Futures                                      4           116       Mar. '06        (2,437)
 U.S. Treasury Notes 10 Year Futures                             27           111       Feb. '06        (6,750)
 U.S. Treasury Notes 10 Year Futures                             18           111       June '06       (12,375)
Put Options:
 Eurodollar Futures                                              36         95.75       Mar. '06       (47,250)
 Eurodollar Futures                                              36         95.75       Jun. '06       (54,225)
 U.S. Treasury Bonds Futures                                     20           109       Mar. '06        (2,500)
 U.S. Treasury Notes 10 Year Futures                              6           107       Mar. '06          (938)
                                                                                                     ---------
 (premiums received $88,886)                                                                         $(131,144)
                                                                                                     =========

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc. (the "Company") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund ("International Stock Fund"), CitiStreet Small Company Stock Fund ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund ("Diversified Bond Fund").

The Funds currently offer two classes of shares: I Shares and R Shares. Both the I Shares and R Shares are authorized to issue up to 100,000,000 shares at a par value of $.01 each. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including sec.403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans (including sec.403(b) arrangements, as permitted by Treasury regulations) that require a fee from Fund assets to procure distribution and administrative services to plan participants.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION
Equity securities, options and futures contracts are valued based on market quotations. Equity securities traded on a national exchange, foreign exchange or over-the-counter markets are valued daily at the last sales price. Equity securities traded on the Nasdaq system are valued at their official closing price. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Debt securities with remaining maturities of more than 60 days are valued using an independent pricing service. In determining the value of a particular debt security, pricing services may use certain information with respect to transactions in such securities, quo-

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

A) SECURITIES VALUATION (CONTINUED)
tations from bond dealers, market quotations in comparable securities and the relationship between securities. Debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. The Funds value securities or assets without readily-available market quotations at fair value under established procedures approved by the Fund's Directors. A Fund may also use fair value pricing if it determines that the market quotation is not reliable. For example, a Fund may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the equity and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract. At December 31, 2005, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it real-

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

D) OPTIONS (CONTINUED)
izes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued. The Funds do not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with institutions that the CitiStreet Funds Management LLC or the relevant subadviser has determined are creditworthy wherein the seller and the

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

G) REPURCHASE AGREEMENTS (CONTINUED)
buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

H) DOLLAR ROLL TRANSACTIONS
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as purchase and sales transactions. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. These transactions also present a risk from the potential inability of counterparties to meet their contractual obligations.

I) TAXES
It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") Subchapter M applicable to a regulated investment company. Under such provisions, the Funds will not

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

I) TAXES (CONTINUED)
be subject to federal income tax provided each Fund distributes as dividends substantially all of its net investment income, if any, and meets certain other requirements. The Funds also intend to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

The Funds also intend to comply with the tax diversification requirements of the code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

J) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales and the differing treatment of market to market adjustments on investments in Passive Foreign Investment Companies. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

K) SECURITIES TRANSACTIONS
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income, including amortization of premium and accretion of discount on securities, is recorded daily.

L) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors monitor the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities which is included in interest income on the Statements of Operations (see Note 3).

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

M) ALLOCATION OF OPERATING ACTIVITY
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration Service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

N) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Subsequently, securities of some foreign issuers may be less liquid and more volatile than domestic issuers due to political and economic instability and lenient governmental supervision and regulation.

O) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

NOTE 3. MANAGEMENT, SUBADVISORY AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. The Company and CFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisers' performance of advisory services and makes recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadviser(s) directly.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

CFM's management fees and subadviser fees for the year ended December 31, 2005 were as follows:

                                                                 MANAGEMENT       SUBADVISER
                                                                    FEES             FEES
                                                                 ----------       ----------
International Stock Fund                                         $1,272,866       $2,314,119
Small Company Stock Fund                                         1,102,986         1,660,799
Large Company Stock Fund                                         2,014,016         2,279,342
Diversified Bond Fund                                            2,280,184         1,686,392
                                                                 ----------       ----------
                                                                 $6,670,052       $7,940,652

Each Fund pays its subadviser a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadviser.

FUND & SUBADVISER                                                                      SUBADVISER'S FEE
-----------------------------------------------------------       -----------------------------------------------------------
International Stock Fund

- Bank of Ireland Asset Management (U.S.) Limited                 -   0.45% for first $50 million in assets, plus
 (through 3/06/05)                                                -   0.40% for next $50 million in assets, plus
                                                                  -   0.30% for assets over $100 million

- Alliance Capital Management L.P.                                -   0.55% for first $100 million in assets, plus
 (began 3/07/05)                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.40% for assets over $150 million

- Citigroup Asset Management Limited(#)                           -   0.55% for first $50 million in assets, plus
 (through 3/06/05)                                                -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

- Oeschle International Advisors, L.L.C.                          -   0.50% for first $100 million in assets, plus
 (began 3/07/05)                                                  -   0.45% for next $50 million in assets, plus
                                                                  -   0.40% for assets over $150 million

- SSgA Funds Management, Inc.(#)                                  -   0.55% for first $50 million in assets, plus
 (through 3/06/05)                                                -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

- SSgA Funds Management, Inc.(#)                                  -   0.50% for first $50 million in assets, plus
 (began 3/07/05)                                                  -   0.45% for next $100 million in assets, plus
                                                                  -   0.40% for assets over $150 million

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

FUND & SUBADVISER                                                                      SUBADVISER'S FEE
-----------------------------------------------------------       -----------------------------------------------------------
Small Company Stock Fund
- TCW Investment Management Company                               -   0.50% for first $50 million in assets, plus
                                                                  -   0.45% for next $50 million in assets, plus
                                                                  -   0.40% for assets over $100 million

- Travelers Investment Management Company(#)                      -   0.50% of assets
 (through 3/06/05)

- Babson Capital Management L.L.C                                 -   0.70% for first $100 million in assets, plus
 (began 3/07/05)                                                  -   0.65% for next $50 million in assets, plus
                                                                  -   0.60% for assets over $150 million
                                                                  -   The above fee is reduced by 10% for the period
                                                                  beginning October 1, 2005, and extending to and including
                                                                      September 30, 2007.

- SSgA Funds Management, Inc.(#)                                  -   0.08% for first $50 million in assets, plus
                                                                  -   0.06% for next $50 million in assets, plus
                                                                  -   0.04% for assets over $100 million
                                                                      (minimum $50,000 on an annualized basis)

Large Company Stock Fund
- Smith Barney Fund Management LLC(#)                             -   0.45% for first $45 million in assets, plus
                                                                  -   0.35% for assets over $45 million

- SSgA Funds Management, Inc.(#)                                  -   0.05% for first $50 million in assets, plus
                                                                  -   0.04% for next $50 million in assets, plus
                                                                  -   0.02% for assets over $100 million
                                                                      (minimum $50,000 on an annualized basis)

- Wellington Management Company LLP                               -   0.45% of assets

Diversified Bond Fund
- Salomon Brothers Asset Management Inc.(#)                       -   0.35% for first $50 million in assets, plus
                                                                  -   0.30% for next $50 million in assets, plus
                                                                  -   0.25% for assets over $100 million

- SSgA Funds Management, Inc.(#)                                  -   0.05% in assets

- Western Asset Management Company                                -   0.25% for first $250 million in assets, plus
                                                                  -   0.15% for assets over $250 million

# -- subadviser was an affiliate of CFM through 9/1/05

For the year ended December 31, 2005, Citigroup Asset Management, Salomon Brothers Asset Management, Inc., Smith Barney Fund Management LLC, SSgA Funds Management, Inc. and Travelers Investment Management Company earned $107,691, $804,518, $995,658, $1,048,928, and $94,836,

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

respectively, in subadvisory fees from the Funds. These subadvisers were affiliates of CFM through September 1, 2005. On September 1, 2005, CFM became an indirect subsidiary of MetLife, Inc. As of December 31, 2005, CFM was not affiliated with any subadviser to the Funds.

The Company has entered into an administrative agreement with CFM pursuant to which CFM is responsible for recordkeeping, subaccounting and other administrative services for R Shares shareholders. CFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. CFM does not currently charge an administrative service fee to investors in the I Shares.

The Company has entered into a distribution and shareholder service agreement with CitiStreet Equities LLC, the Funds' distributor and an affiliate of CFM, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan of Distribution, the R shares of each Fund may pay CitiStreet Equities LLC an annual rate of up to 0.25% of the average daily net assets of the R Shares as compensation for distribution and shareholder services.

State Street Bank & Trust Company ("State Street") is the custodian of the assets and the accounting services agent for the Funds. In that capacity, State Street has agreed to provide custodial and accounting services to, and keep the accounts and records of, the Company. For the year ended December 31, 2005, State Street has been compensated by the Funds $1,575,556 for these services. State Street also assists CFM in providing certain administrative services for the Company, for which CFM and not the Company, reimbursed State Street. State Street was an affiliate of CFM through September 1, 2005.

Boston Financial Data Services ("BFDS") serves as the Company's transfer agent and dividend disbursing agent. For the year ended December 31, 2005, the Company paid BFDS $122,966 for these services. BFDS was an affiliate of CFM through September 1, 2005.

State Street Global Securities Lending ("SSGL") serves as the securities lending agent for the Company. SSGL receives compensation as the Company's lending agent, and the Funds earn income in return for the lending of their securities to qualified counterparties. SSGL was an affiliate of SSGL through September 1, 2005. For the year ended December 31, 2005, SSGL received compensation and the Funds earned income as follows:

                                                              Compensation   Income Earned
                                                              ------------   -------------
International Stock Fund....................................    $182,814       $433,588
Small Company Stock Fund....................................     112,317        261,742
Large Company Stock Fund....................................          --             --
Diversified Bond Fund.......................................     155,228        373,102

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

At December 31, 2005, the Funds market value of securities on loan and value of collateral received for securities loaned were as follows:

                                                               Market Value of
                                                              Loaned Securities   Collateral Value
                                                              -----------------   ----------------
International Stock Fund....................................    $102,270,910        $108,220,963
Small Company Stock Fund....................................     116,670,723         119,822,240
Large Company Stock Fund....................................              --                  --
Diversified Bond Fund.......................................     186,280,743         190,413,368

The chart below sets forth the brokerage commissions paid by the Funds to affiliated broker-dealers during the year ended December 31, 2005:

            Fund               Affiliated Broker-Dealer      Commissions
            ----               ------------------------      -----------
  International Stock Fund     Citigroup Global Markets       $ 12,401
                            State Street Brokerage Services     13,093
     Small Company Fund        Citigroup Global Markets          4,040
                            State Street Brokerage Services    249,567
     Large Company Fund        Citigroup Global Markets          8,156
                            State Street Brokerage Services      1,893

NOTE 4. BROKERAGE RECAPTURE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into brokerage recapture arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. The selection of broker-dealers and the payment of commissions is subject to the standard of best execution.

Under these arrangements for the year ended December 31, 2005, broker-dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $18,307, $4,150 and $46,806, respectively.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2005 were as follows:

                                                           International   Small Company   Large Company    Diversified
                                                            Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                           -------------   -------------   -------------   --------------
Purchases
 U.S. Government.........................................  $         --    $         --    $         --    $1,529,527,997
 Non-U.S. Government.....................................   485,349,165     309,252,825     318,412,972       316,503,945
                                                           ------------    ------------    ------------    --------------
 Total...................................................   485,349,165     309,252,825     318,412,972     1,846,031,942
                                                           ============    ============    ============    ==============
Sales
 U.S. Government.........................................  $         --    $         --    $         --    $1,411,814,346
 Non-U.S. Government.....................................   469,547,108     301,366,666     280,195,143       196,850,983
                                                           ------------    ------------    ------------    --------------
 Total...................................................   469,547,108     301,366,666     280,195,143     1,608,665,329
                                                           ============    ============    ============    ==============

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation of investments for federal income tax purposes for each Fund were as follows:

                                                           International   Small Company   Large Company    Diversified
                                                            Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                           -------------   -------------   -------------   --------------
Federal Income Tax Cost..................................  $593,610,734    $526,942,424    $777,759,121    $1,207,040,891
                                                           ============    ============    ============    ==============
Gross Unrealized Appreciation............................  $ 93,330,887    $ 90,764,841    $132,143,298    $   13,024,014
Gross Unrealized Depreciation............................  $ (7,858,472)   $(23,710,732)   $(48,274,151)   $  (13,400,239)
                                                           ------------    ------------    ------------    --------------
Net Unrealized Appreciation..............................  $ 85,472,415    $ 67,054,109    $ 83,869,147    $     (376,225)
                                                           ============    ============    ============    ==============

NOTE 6. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the year ended December 31, 2005 was as follows:

                                                              Number of
                                                               Options    Premiums
                                                              ---------   ---------
Options Outstanding at December 31, 2004....................      212     $ 170,425
 Options Written............................................      739       467,375
 Options Canceled in Closing Transactions...................     (268)     (211,958)
 Options Expired............................................     (512)     (336,957)
                                                                -----     ---------
Options Outstanding at December 31, 2005....................      171     $  88,886
                                                                =====     =========

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

NOTE 7. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2005 which is available to offset future capital gains, if any.

                               Capital Loss Carryforward   Expiration Date
                               -------------------------   ---------------
International Stock Fund.....         $ 6,583,456                 2011
                                      ===========
Large Company Stock Fund.....         $ 8,259,125                 2009
                                      ===========
                                      $54,462,464                 2010
                                      ===========
                                      $ 8,067,838                 2011
                                      ===========
Diversified Bond Fund........         $ 9,735,665                 2009
                                      ===========
                                      $ 1,566,134                 2013
                                      ===========

The tax character of distributions paid during 2005 was as follows:

                                           International   Small Company   Large Company   Diversified
                                            Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                           -------------   -------------   -------------   -----------
Distributions paid from:
Ordinary income..........................   $6,781,562      $   481,027     $9,049,096     $30,484,597
Long-term capital gain...................           --       19,339,263             --              --
                                            ----------      -----------     ----------     -----------
                                            $6,781,562      $19,820,290     $9,049,096     $30,484,597
                                            ==========      ===========     ==========     ===========

The tax character of distributions paid during 2004 was as follows:

                                                  International   Small Company   Large Company   Diversified
                                                   Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                  -------------   -------------   -------------   -----------
Distributions paid from:
Ordinary income.................................   $6,018,394       $428,457       $5,872,057     $27,184,924
Long-term capital gain..........................           --             --               --              --
                                                   ----------       --------       ----------     -----------
                                                   $6,018,394       $428,457       $5,872,057     $27,184,924
                                                   ==========       ========       ==========     ===========

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                 International   Small Company   Large Company   Diversified
                                                  Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                 -------------   -------------   -------------   ------------
Undistributed ordinary income..................  $ 10,122,219    $ 15,739,905    $  8,059,660    $ 38,582,662
Undistributed long-term gains..................            --      38,130,625              --              --
Unrealized appreciation (depreciation).........    85,472,415      67,012,083      83,664,340        (251,233)
Capital Loss Carryforward......................    (6,583,456)             --     (70,789,427)    (11,301,799)
Undistributed capital..........................            --          42,026         204,778         (14,274)
                                                 ------------    ------------    ------------    ------------
                                                 $ 89,011,178    $120,924,639    $ 21,139,351    $ 27,015,356
                                                 ============    ============    ============    ============

The differences between book and tax basis are attributable primarily to the tax deferral of losses on wash sales.

NOTE 8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Company has changed its independent registered public accountants from KPMG LLP ("KPMG") to Deloitte & Touche LLP ("D&T"). KPMG resigned as the independent registered public accountants for the Company as of September 12, 2005 because KPMG would not be independent with respect to the Company after the MetLife acquisition of the Manager. The Company's Audit Committee approved the selection of D&T as the Company's independent public accountant on September 27, 2005.

The KPMG audit reports did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no reportable events or disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report.

NOTE 9. SUBSEQUENT EVENTS
On February 16, 2006, the Board of Directors of the Company approved new Subadvisory Agreements (the "Agreements") with respect to the Diversified Bond Fund and the Small Company Stock Fund. The Agreements are not subject to shareholder approval and will take effect on May 1, 2006. Wellington Management Company LLP ("Wellington") will replace Salomon Brothers Asset Management Inc ("Salomon") in managing a portion of the Diversified Bond Fund. Delaware Management Company ("Delaware") will replace TCW Investment Management Company ("TCW") in managing a portion of the Small Company Stock Fund. OFI Institutional, Inc. ("OFII") will replace Babson Capital Management LLC ("Babson") in managing a portion of the Small Company Stock Fund.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2005 (continued)

There will be no change in the subadvisory fees paid by the Company as a result of the subadviser change from Babson to OFII. The chart below shows the annual subadvisory fee rates currently paid to TCW and Salomon and to be paid to Delaware and Wellington under the Agreements. Fees are paid based on the value of the Fund's average daily net assets allocated to that subadviser.

                                                        TCW    Delaware
                                                        ----   --------
First $50 million in assets...........................  0.50%    0.50%
$50 million to $100 million in assets.................  0.45%    0.50%
Assets above $100 million.............................  0.40%    0.50%

                                                     Salomon   Wellington
                                                     -------   ----------
First $50 million in assets........................   0.35%       0.35%
$50 million to $100 million in assets..............   0.30%       0.30%
Assets above $100 million..........................   0.25%       0.15%

Report of Independent Registered Public Accounting Firm
CitiStreet Funds, Inc.

To the Board of Trustees and Shareholders of the CitiStreet Funds, Inc.:

CitiStreet International Stock Fund,
CitiStreet Small Company Stock Fund,
CitiStreet Large Company Stock Fund,
CitiStreet Diversified Bond Fund
(individually a "Fund" and collectively the "Funds")

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the above referenced Funds as of December 31, 2005, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 16, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 22, 2006

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

PROXY VOTING RESULTS
A meeting of the shareholders of the CitiStreet Fund, Inc. was held on December 1, 2005 and adjourned to December 22, 2005, and then adjourned to January 5, 2006. All proposals were approved by shareholders. The voting results are as follows:

Proposal 1

To approve an investment management agreement between the Company, on behalf of its funds (the "Funds"), and the current investment manager, CitiStreet Funds Management LLC.

                                                                   For            Against         Abstain
                                                              --------------   -------------   -------------
Small Company Stock Fund....................................  63,053,871.250   2,802,577.434   5,142,180.580
Large Company Stock Fund....................................  58,972,205.623   1,540,746.272   4,633,421.907
International Stock Fund....................................  61,812,689.866   1,437,183.316   5,571,998.246
Diversified Bond Fund.......................................  48,015,976.036     943,425.943   4,054,373.970

Proposal 2

To approve investment subadvisory agreements with SSgA Funds Management, Inc.

                                                                   For            Against         Abstain
                                                              --------------   -------------   -------------
Small Company Stock Fund....................................  61,149,035.473   3,693,062.078   6,156,531.713
Large Company Stock Fund....................................  56,502,782.731   3,114,625.638   5,528,965.433
International Stock Fund....................................  59,765,005.615   2,484,396.203   6,572,469.610
Diversified Bond Fund.......................................  46,398,919.203   1,903,399.672   4,711,457.074

Proposal 3

To approve an investment subadvisory agreement with Salomon Brothers Asset Management Inc for the Diversified Bond Fund.

                                                                   For            Against         Abstain
                                                              --------------   -------------   -------------
Diversified Bond Fund.......................................  46,891,171.780   1,727,208.954   4,395,395.215

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Proposal 4

To approve an investment subadvisory agreement with Smith Barney Fund Management LLC for the Large Company Stock Fund.

                                                                   For            Against         Abstain
                                                              --------------   -------------   -------------
Large Company Stock Fund....................................  57,938,881.000   2,287,883.827   4,919,608.975

Proposal 5

To elect as Hugh C. McHaffie as a Director of the Company.

  Affirmative        Withhold
---------------   --------------
242,838,498.045   15,142,152.398

To elect as Ross Jones as a Director of the Company.

  Affirmative        Withhold
---------------   --------------
242,891,759.076   15,088,891.367

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Tax Information

For the year ended December 31, 2005, the International Stock Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to its shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are $12,279,742 ($0.33 per share) and $1,143,299 ($0.03 per share), respectively.

Of the distributions made by the Funds for the year ended December 31, 2005, the percentages which will qualify for the dividends received deduction available to corporate shareholders for the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund are 0.0%, 100.0%, 100.0% and 0.1%, respectively.

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Prior to September 1, 2005, CitiStreet Funds Management LLC (the "Manager") was a wholly-owned subsidiary of CitiStreet Retirement Services LLC, which itself was owned directly 100% by CitiStreet LLC, a Delaware limited liability company. CitiStreet LLC was then and continues to be owned indirectly 50% by State Street Corporation and 50% by Citigroup Inc. ("Citigroup"). Two recently-completed transactions (the "CitiStreet Transactions") changed the ownership structure of both CitiStreet Retirement Services LLC and the Manager. First, a reorganization within the joint venture between Citigroup and State Street Corporation resulted in CitiStreet Retirement Services LLC and its subsidiaries, including the Manager, being transferred to become owned indirectly 100% by Citigroup. Second, Citigroup sold CitiStreet Retirement Services LLC and its subsidiaries, including the Manager, to MetLife, Inc. ("MetLife"). The result of the CitiStreet Transactions is that CitiStreet Retirement Services LLC and the Manager are now indirect wholly-owned subsidiaries of MetLife. This change in ownership structure became effective on September 1, 2005.

Because of a requirement of the federal securities laws, the agreement with the Manager that was in effect prior to September 1, 2005 (the "Prior Management Agreement") automatically terminated when the change in ownership of the Manager became effective on September 1, 2005. The subadvisory agreements for each of the Funds also terminated on the effective date of the change in ownership of the Manager.

BOARD CONSIDERATION OF PROPOSED MANAGEMENT AGREEMENT

At its meeting on August 17, 2005, the full Board of Directors, including all of the Directors who are not interested persons of CitiStreet Funds, Inc (the "Company"), as defined by the Investment Company Act of 1940 (the "Independent Directors"), met in person to discuss the proposed change in ownership of the Manager, a proposed new management agreement with the Manager (the "Proposed Management Agreement"), and the proposed investment subadvisory agreements. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the Proposed Management Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in con-

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

nection with their approval of the Proposed Management Agreement included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUNDS

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved, and recommended that the investors of each Fund approve, the Proposed Management Agreement with respect to each Fund. In approving the Proposed Management Agreement, the Board evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Proposed Management Agreement would be in the best interests of the Company and its investors. The Board noted that, prior to the CitiStreet Transactions, the Manager was owned indirectly 50% by State Street Corporation and 50% by Citigroup, and that after the CitiStreet Transactions, the Manager would be owned 100% by MetLife. The Board considered information regarding the financial strength and businesses of State Street Corporation, Citigroup, and MetLife. State Street Corporation is a financial services company that specializes in meeting the needs of sophisticated global investors. It has $9.5 trillion in assets in custody and $1.4 trillion in assets under management. Citigroup is a financial services company with more than 200 million customer accounts in more than 100 countries. Citigroup provides financial services in three basic categories: consumer services, corporate and investment banking, and global wealth management. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. In the United States, the MetLife companies serve individuals in approximately 13 million households and provide benefits to 37 million customers and their family members through their employee benefit plan sponsors.

The Board also received and considered information about the CitiStreet Transactions and their effect on the Manager and the Company. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers, as those services were described at the Board's February 11, 2005 and May 12, 2005 meetings (at which time the Board approved the Prior Management Agreement). Although the CitiStreet Transactions changed the indirect ownership of the Manager, MetLife informed the Manager that it had no current plans to make any immediate changes with respect to the day-to-day operations of the Company or the Manager. The Board was informed that MetLife intended to review the operations and procedures of the Manager and might consider proposing changes based on that review. The Board concluded that the

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

CitiStreet Transactions, while having affected the Manager's ownership, would not likely result in the Manager's inability to continue to provide services to the Company at approximately the current level. The Board concluded that it would monitor and evaluate the Manager's performance following the CitiStreet Transactions.

The Board was also informed, both at its February 11, 2005 meeting and its August 17, 2005 meeting, that a sale of an investment advisory firm, such as the one that was to occur in the CitiStreet Transactions, generally requires compliance with Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"). Specifically, Section 15(f) of the 1940 Act provides that an investment adviser or its affiliates may receive any amount or benefit in connection with the sale of the adviser (or a controlling interest in the adviser) provided that the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the members of the board of directors of the fund must be Independent Directors (i.e., independent of the adviser both before and after the reorganization); and (2) there is not imposed an "unfair burden" on the fund as a result of the reorganization transaction or any express or implied terms, conditions or understandings applicable to the transaction.

The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the adviser or any interested person of the adviser is entitled to receive compensation from any person in connection with the purchase from or sale of securities or property to the mutual fund (other than bona fide compensation as a principal underwriter or compensation for the fund for other than bona fide investment advisory or other services). Therefore, compensation for bona fide services to the Fund, such as an advisory fee, does not constitute an unfair burden. In addition, Section 15(f) relates only to burdens that may be imposed by the transaction, not other matters, such as fees unrelated to the transaction.

The Board noted that steps had already been taken so that the Board met the requirement that at least 75% of the Directors were Independent Directors.

The Board was informed that, in the agreement relating to the sale of the Manager and its affiliates to MetLife, both MetLife and Citigroup provided representations designed to ensure compliance with Section 15(f). Each of MetLife and Citigroup agreed that neither it nor any of its affiliates had any express or implied understanding or agreement that would impose an "unfair burden" on the Company or would in any way interfere with reliance on Section 15(f) as a result of the CitiStreet Transactions. The Board was also informed that MetLife agreed that, following the closing, it would use commercially reasonable efforts to take, or to permit the Manager to take, any action necessary to ensure that the provisions of Section 15(f) were met with respect to the CitiStreet Transactions. The Board was informed that MetLife agreed, subject to its applicable fiduciary duties, to use commercially reasonable efforts to conduct its business and to cause each of its affiliates to conduct its business so as

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

to assure that, insofar as within its control, (1) for a period of three years after the closing date, at least 75% of the Board would be independent, and (2) for a period of two years after the closing date, there would not be imposed on the Company an "unfair burden" as a result of the CitiStreet Transactions or any express or implied terms, conditions or understandings applicable thereto.

In short, the Board was informed that, through the MetLife-Citigroup agreement, the relevant parties have agreed to take appropriate steps under Section 15(f), and the Board concluded that those representations provided sufficient comfort that MetLife and Citigroup would take the steps necessary to ensure compliance with Section 15(f).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE PROPOSED MANAGEMENT AGREEMENT

The Board considered the nature, extent and quality of the services to be provided to the Funds by the Manager under the Proposed Management Agreement and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting at which it reapproved the management agreement in effect prior to the change in control of the Manager (the "Prior Management Agreement"), and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by the Manager to the Funds and the resources to be dedicated by the Manager to the Funds would not change under the Proposed Management Agreement, and would in fact be substantially similar to those provided under the Prior Management Agreement, which the Board most recently approved at its May 12, 2005 meeting. The Board also noted that MetLife had indicated that it had no current plans to make any immediate changes to the personnel providing portfolio management services to the Funds in the wake of the CitiStreet Transactions.

INVESTMENT PERFORMANCE OF THE FUNDS

The Board also considered information about the performance of each of the Funds, including information that compared the performance of each of the Funds to the performance of each Fund's respective benchmark. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the Prior Management Agreement, it had reviewed data comparing the investment results of each Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for each

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against each Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement.

Based on its review and in light of all other factors, the Board concluded that the Funds' relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER FROM ITS RELATIONSHIP WITH THE COMPANY

The Board considered the investment management fee that would be charged pursuant to the Proposed Management Agreement, as well as the fee rates and amounts paid pursuant to the Prior Management Agreement, which was in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to the Manager under the Proposed Management Agreement were the same as those payable under the Prior Management Agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions reached by the Board at the May meeting, including conclusions based on comparative fee data and the revenues, expenses, and profitability of the Manager pursuant to the Prior Management Agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by the Manager from its relationship with the Company were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that the Manager would receive pursuant to the Proposed Management Agreement were the same as those the Manager received pursuant to the Prior Management Agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at the May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement. The Board concluded that any ancillary benefits were consistent with benefits usually received by investment managers to mutual funds.

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

ECONOMIES OF SCALE

The Board considered that there were no "breakpoints" (i.e., reductions in the percentage fee rate at set levels of net assets) with respect to the investment management fee paid to the Manager either under the Prior Management Agreement, which was reapproved by the Board during its annual review at its May 12, 2005 meeting, or under the Proposed Management Agreement. The Board reviewed the conclusions it reached at the May meeting, particularly the conclusion that although there were no breakpoints, the fee rate under the Prior Management Agreement was reasonable given the Funds' current asset levels. The Board determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Proposed Management Agreement, that each of the factors discussed above supported the approval of the Proposed Management Agreement.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded both that it would be appropriate and desirable for the Manager to continue, after the CitiStreet Transactions, to act as the investment manager to the Company pursuant to the Proposed Management Agreement and that the Proposed Management Agreement would be in the best interest of the Company and its investors. Accordingly, the Board unanimously approved the Proposed Management Agreement and recommended its approval by persons having voting rights.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT WITH ALLIANCE

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new subadvisory agreement with Alliance, pursuant to which Alliance would provide investment subadvisory services to the International Stock Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Transactions on the Company, the International Stock Fund, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the new subadvisory agreement with Alliance, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new subadvisory agreement with Alliance included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new subadvisory agreement with Alliance. In approving the new subadvisory agreement with Alliance, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail above, in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the International Stock Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new subadvisory agreement with Alliance would be in the best interests of the Fund and its investors.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Alliance. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, including Alliance, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 meeting (at which time the Board approved the prior agreement with Alliance).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE NEW SUBADVISORY AGREEMENT WITH ALLIANCE

The Board considered the nature, extent and quality of the services to be provided to the International Stock Fund by Alliance under the new subadvisory agreement with Alliance and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11,

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2005 meeting, at which it approved the initial subadvisory agreement with
Alliance, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Alliance to the Fund and the resources to be dedicated by Alliance to the Fund would not change under the new subadvisory agreement with Alliance, and would in fact be substantially similar to those provided under the prior agreement with Alliance, which the Board approved at its February 11, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its February 11, 2005 meeting, it had reviewed data comparing the investment strategy of Alliance to that of other investment advisers that might have been chosen to manage a portion of the Fund. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 meeting, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance.

Based on its review and in light of all other factors, the Board concluded that Alliance's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY ALLIANCE FROM ITS RELATIONSHIP WITH THE FUND

The Board considered the investment subadvisory fees that would be charged pursuant to the new subadvisory agreement with Alliance, as well as the fee rates and amounts paid pursuant to the prior agreement with Alliance, which had been in effect earlier in 2005. The Board noted that the fees to be paid under the new subadvisory agreement with Alliance were the same as those payable under the prior agreement with Alliance, which had been approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on

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comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance. The Board concluded that the costs of the services to be provided and profits to be realized by Alliance from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Alliance would receive pursuant to the new subadvisory agreement with Alliance were the same as those Alliance received pursuant to the prior agreement with Alliance, which was approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

The Board considered the extent to which Alliance would realize economies of scale as the Fund grows, and whether the fee levels in the new subadvisory agreement with Alliance would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 meeting, at which it approved the prior agreement with Alliance, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new subadvisory agreement with Alliance. Specifically, the Board noted that the proposed subadvisory fee included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new subadvisory agreement with Alliance, that each of the factors discussed above supported the approval of the new subadvisory agreement with Alliance.

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Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Alliance to continue, after the CitiStreet Transactions, to act as a subadviser to the Fund pursuant to the new subadvisory agreement with Alliance and that the new subadvisory agreement with Alliance would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new subadvisory agreement with Alliance.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT WITH BABSON CAPITAL

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new subadvisory agreement with Babson Capital, pursuant to which Babson Capital would provide investment subadvisory services to the Small Company Stock Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Small Company Stock Fund, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the new subadvisory agreement with Babson Capital, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new subadvisory agreement with Babson Capital included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new subadvisory agreement with Babson Capital. In approving the new subadvisory agreement with Babson Capital, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail above, in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regu-

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

larly received by the Board, to form a judgment as to whether the new subadvisory agreement with Babson Capital would be in the best interests of the Fund and its investors.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Babson Capital. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, including Babson Capital, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 meeting (at which time the Board approved the prior agreement with Babson Capital).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW SUBADVISORY AGREEMENT WITH BABSON CAPITAL

The Board considered the nature, extent and quality of the services to be provided to the Small Company Stock Fund by Babson Capital under the new subadvisory agreement with Babson Capital and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 meeting, at which it approved the initial subadvisory agreement with Babson Capital, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Babson Capital to the Fund and the resources to be dedicated by Babson Capital to the Fund would not change under the new subadvisory agreement with Babson Capital, and would in fact be substantially similar to those provided under the prior agreement with Babson Capital, which the Board most recently approved at its February 11, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Fund, including information that compared the performance of the Small Company Stock Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its February 11, 2005 meeting, it had reviewed data comparing the investment strategy of Babson Capital to that of other investment advisers that might have been chosen to manage a portion of the Fund. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or

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more selected securities indices and performance against the Fund's peer group.
The Board reviewed the conclusions it reached at its February 11, 2005 meeting, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital.

Based on its review and in light of all other factors, the Board concluded that Babson Capital's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY BABSON CAPITAL FROM ITS RELATIONSHIP WITH THE FUND

The Board considered the investment subadvisory fees that would be charged pursuant to the new subadvisory agreement with Babson Capital, as well as the fee rates and amounts paid pursuant to the prior agreement with Babson Capital, which had been in effect earlier in 2005. The Board noted that the fees to be paid under the new subadvisory agreement with Babson Capital were the same as those payable under the prior agreement with Babson Capital, which had been approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board concluded that the costs of the services to be provided and profits to be realized by Babson Capital from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Babson Capital would receive pursuant to the new subadvisory agreement were the same as those Babson Capital received pursuant to the prior agreement, which was approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

ECONOMIES OF SCALE

The Board considered the extent to which Babson Capital would realize economies of scale as the Fund grows, and whether the fee levels in the new subadvisory agreement with Babson Capital would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 meeting, at which it approved the prior agreement with Babson Capital, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new subadvisory agreement with Babson Capital. Specifically, the Board noted that the proposed subadvisory fee included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new subadvisory agreement with Babson Capital, that each of the factors discussed above supported the approval of the new subadvisory agreement with Babson Capital.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Babson Capital to continue, after the CitiStreet Transactions, to act as a subadviser to the Fund pursuant to the new subadvisory agreement with Babson Capital and that the new subadvisory agreement with Babson Capital would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new subadvisory agreement with Babson Capital.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT WITH OECHSLE

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new subadvisory agreement with Oechsle, pursuant to which Oechsle would provide investment subadvisory services to the International Stock Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions,

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MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the International Stock Fund, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the new subadvisory agreement with Oechsle, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new subadvisory agreement with Oechsle included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new subadvisory agreement with Oechsle. In approving the new subadvisory agreement with Oechsle, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail above in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new subadvisory agreement with Oechsle would be in the best interests of the Fund and its investors.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Oechsle. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, including Oechsle, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 meeting (at which time the Board approved the prior agreement with Oechsle).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW SUBADVISORY AGREEMENT WITH OECHSLE

The Board considered the nature, extent and quality of the services to be provided to the International Stock Fund by Oechsle under the new subadvisory agreement with Oechsle and determined

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 meeting, at which it approved the initial subadvisory agreement with Oechsle, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Oechsle to the Fund and the resources to be dedicated by Oechsle to the Fund would not change under the new subadvisory agreement with Oechsle, and would in fact be substantially similar to those provided under the prior agreement with Oechsle, which the Board most recently approved at its February, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its February 11, 2005 meeting, it had reviewed data comparing the investment strategy of Oechsle to that of other investment companies that might have been chosen to manage a portion of the Fund. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 meeting, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Oechsle.

Based on its review and in light of all other factors, the Board concluded that Oechsle's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY OECHSLE FROM ITS RELATIONSHIP WITH THE FUND

The Board considered the investment subadvisory fees that would be charged pursuant to the new subadvisory agreement with Oechsle, as well as the fee rates and amounts paid pursuant to the prior agreement with Oechsle, which had been in effect earlier in 2005. The Board noted that the fees to be paid under the new subadvisory agreement with Oechsle were the same as those payable under the prior agreement with Oechsle, which had been approved by the Board at its February 11, 2005 meet-

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

ing. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Oechsle. The Board concluded that the costs of the services to be provided and profits to be realized by Oechsle from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Oechsle would receive pursuant to the new subadvisory agreement were the same as those Oechsle received pursuant to the prior agreement, which was approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Oechsle. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

The Board considered the extent to which Oechsle would realize economies of scale as the Fund grows, and whether the fee levels in the new subadvisory agreement with Oechsle would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 meeting, at which it approved the initial agreement with Oechsle, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new subadvisory agreement with Oechsle. Specifically, the Board noted that the proposed subadvisory fee included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new subadvisory agreement with Oechsle, that

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each of the factors discussed above supported the approval of the new subadvisory agreement with Oechsle.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Oechsle to continue, after the CitiStreet Transactions, to act as a subadviser to the Fund pursuant to the new subadvisory agreement with Oechsle and that the new subadvisory agreement with Oechsle would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new subadvisory agreement with Oechsle.

BOARD CONSIDERATION OF THE SALOMON BROTHERS SEPTEMBER 28 AGREEMENT AND THE SALOMON BROTHERS DECEMBER 1 AGREEMENT

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new investment subadvisory agreements with Salomon Brothers, pursuant to which Salomon Brothers would provide investment subadvisory services to the Diversified Bond Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

The Board also considered the effect of an additional transaction that would necessitate an additional new subadvisory agreement with Salomon Brothers. The Board considered that Citigroup Inc. intended to sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), which included its wholly-owned subsidiaries, Salomon Brothers and Smith Barney, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason (the "Legg Mason Transaction"). At its meeting on September 27, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss two agreements with Salomon Brothers, one of which would become effective on September 28, 2005 (the "Salomon Brothers September 28 Agreement") and one of which would become effective on the change in ownership of Salomon Brothers that accompanied the Legg Mason Transaction (the "Salomon Brothers December 1 Agreement"). The Board received and considered a variety of information about Salomon Brothers, CAM, Legg Mason, Legg Mason's intentions with respect to CAM and Salomon Brothers, and the potential effects of the Legg Mason Transaction on the Diversified Bond Fund, Salomon Brothers, and the subadvisory agreement with Salomon Brothers.

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In considering whether to approve the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS AND THE LEGG MASON TRANSACTION ON THE COMPANY, SALOMON BROTHERS, AND THE FUND

At its August 17, 2005 meeting, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information and the Board's conclusions based thereon, is described in greater detail above in the "Board Consideration" section pertaining to the Proposed Management Agreement.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Salomon Brothers. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers, as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the Salomon Brothers 2001 Agreement).

At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the acquisition of the Manager by MetLife. The Manager and MetLife confirmed that the Manager's ownership change did not affect the subadvisers, including Salomon Brothers.

At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the change in ownership of Salomon Brothers. In particular, the Board considered information provided by Salomon Brothers that the Legg Mason Transaction would create one of the world's largest asset management organizations, representing over $800 billion in assets under management. The Board also considered that after the Legg Mason Transaction, Salomon Brothers would be part of an organization focused on the asset management business and would continue to have a strong working partnership with the Citigroup businesses. The Board also considered CAM's representations that, immediately following the Legg Mason Transaction, Salomon Brothers would continue to manage the Diversified Bond Fund, but that Legg Mason intends to combine the fixed income investment operations of CAM, possibly including the advisory services provided by Salomon

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Brothers to the Diversified Bond Fund, with those of Legg Mason's wholly-owned subsidiary, Western Asset Management Company ("Western"), which already serves as a subadviser to the Diversified Bond Fund. The Board also received reports from the Manager and its consultant, CRA RogersCasey, regarding the status of possible integration of the fixed income management teams of Salomon Brothers and Western. The Board was informed that Legg Mason had, at that time, neither made any specific integration plans nor made any decision regarding employment contracts for the current portfolio managers of the Diversified Bond Fund.

The information provided at the August 17, 2005 and September 27, 2005 meetings, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement would be in the best interests of the Fund and its investors.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE SALOMON BROTHERS SEPTEMBER 28 AGREEMENT AND THE SALOMON BROTHERS DECEMBER 1 AGREEMENT

The Board considered the nature, extent and quality of the services to be provided to the Funds by Salomon Brothers under the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement and determined them to be satisfactory. The Board reviewed the conclusions it reached at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement.

The Board considered particularly the representations that the nature, extent and quality of the services to be provided by Salomon Brothers to the Fund and the resources to be dedicated by Salomon Brothers to the Fund would not change under the Salomon Brothers September 28 Agreement or the Salomon Brothers December 1 Agreement, and would in fact be substantially similar to those provided under the prior agreement with Salomon Brothers, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing portfolio management services to the Fund would not change as a result of the CitiStreet Transactions. The Board noted that while there was a possibility that the personnel providing portfolio management services to the Fund would change as a result of the Legg Mason Transaction, no such change had been made or announced at that time. The Board determined that it would monitor conditions at Salomon Brothers after the Legg Mason Transaction, and would consider the effects of any changes to the portfolio management team for the Diversified Bond Fund as it was informed of such changes. In the

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meantime, the Board determined that in the face of no immediate changes, its prior conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers December 1 Agreement.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Diversified Bond Fund, including information that compared the performance of the Fund to the performance of the Fund's respective benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Salomon Brothers, it had reviewed data comparing the investment results of the Diversified Bond Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement.

Based on its review and in light of all other factors, the Board concluded that Salomon Brothers' relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SALOMON BROTHERS FROM ITS RELATIONSHIP WITH THE FUND

The Board considered the investment subadvisory fee that would be charged pursuant to the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement, as well as the fee rates and amounts paid pursuant to the prior and substantially similar agreement that had been in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to Salomon Brothers under the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement were the same as those payable under the prior subadvisory agreement, which had been reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement. The Board concluded that the costs of the

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services to be provided and profits to be realized by Salomon Brothers from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Salomon Brothers would receive pursuant to the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement were the same as those Salomon Brothers received pursuant to the prior agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions reached by the Board at such May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

The Board considered the extent to which Salomon Brothers would realize economies of scale as the Fund grows, and whether the fee levels in the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May meeting at which it reapproved the prior agreement and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Salomon Brothers September 28 Agreement and

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the Salomon Brothers December 1 Agreement, that each of the factors discussed above supported the approval of both agreements.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Salomon Brothers to continue to act as a subadviser to the Fund pursuant to the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement and that the Salomon Brothers September 28 Agreement and the Salomon Brothers December 1 Agreement would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved both agreements.

BOARD CONSIDERATION OF THE SMITH BARNEY SEPTEMBER 28 AGREEMENT AND THE SALOMON BROTHERS DECEMBER 1 AGREEMENT

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new investment subadvisory agreements with Smith Barney, pursuant to which Smith Barney would provide investment subadvisory services to the Large Company Stock Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

The Board also considered the effect of the Legg Mason Transaction, which would necessitate an additional new subadvisory agreement with Smith Barney. The Board considered that Citigroup Inc. intended to sell substantially all of its asset management business, CAM, which included its wholly-owned subsidiaries, Salomon Brothers and Smith Barney, to Legg Mason in exchange for the broker-dealer and investment banking business of Legg Mason. At its meeting on September 27, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss two agreements with Smith Barney, one of which would become effective on September 28, 2005 (the "September 28 Agreement"), and one of which would become effective on the change in ownership of Smith Barney that accompanied the Legg Mason Transaction (the "Smith Barney December 1 Agreement"). The Board received and considered a variety of information about Smith Barney, CAM, Legg Mason, Legg Mason's intentions with respect to CAM and Smith Barney, and the potential effects of the Legg Mason Transaction on the Large Company Stock Fund, Smith Barney, and the subadvisory agreement with Smith Barney.

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In considering whether to approve the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS AND THE LEGG MASON TRANSACTION ON THE COMPANY, SMITH BARNEY, AND THE FUND

At its August 17, 2005 meeting, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information and the Board's conclusions based thereon, is described in greater detail above in the "Board Consideration" section pertaining to the Proposed Management Agreement.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Smith Barney. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers, as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the Smith Barney 2002 Agreement).

At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the acquisition of the Manager by MetLife. The Manager and MetLife confirmed that the Manager's ownership change did not affect the subadvisers, including Smith Barney.

At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the change in ownership of Smith Barney. In particular, the Board considered information provided by Smith Barney that the Legg Mason Transaction would create one of the world's largest asset management organizations, representing over $800 billion in assets under management. The Board also considered that after the Legg Mason Transaction, Smith Barney would be part of an organization focused on the asset management business and would continue to have a strong working partnership with the Citigroup businesses. The Board considered the Manager's representations that, to its knowledge, immediately following the Legg Mason Transaction, Smith Barney would continue to manage the Large Company Stock Fund and that Legg Mason had not disclosed any intentions to make changes that could be expected to alter the portfolio management team responsible for

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managing the Large Company Stock Fund. The Board also received reports from the
Manager and its consultant, CRA RogersCasey, regarding the status of possible integration of Smith Barney's large-cap company management team with Legg Mason entities. The Board was informed that Legg Mason had, at that time, neither made any specific integration plans nor made any decision regarding employment contracts for the current portfolio managers of the Large Company Stock Fund.

The information provided at the August 17, 2005 and September 27, 2005 meetings, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement would be in the best interests of the Fund and its investors.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE SMITH BARNEY SEPTEMBER 28 AGREEMENT AND THE SMITH BARNEY DECEMBER 1 AGREEMENT

The Board considered the nature, extent and quality of the services to be provided to the Funds by Smith Barney under the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement and determined them to be satisfactory. The Board reviewed the conclusions it reached at its May 12, 2005 meeting at which it reapproved the prior subadvisory agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement.

The Board considered particularly the representations that the nature, extent and quality of the services to be provided by Smith Barney to the Fund and the resources to be dedicated by Smith Barney to the Fund would not change under the Smith Barney September 28 Agreement or the Smith Barney December 1 Agreement, and would in fact be substantially similar to those provided under the prior agreement with Smith Barney, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing portfolio management services to the Fund would not change as a result of the CitiStreet Transactions and that it had no information indicating that the personnel providing portfolio management services to the Fund would change as a result of the Legg Mason Transaction.

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INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Large Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's respective benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Smith Barney, it had reviewed data comparing the investment results of the Large Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement.

Based on its review and in light of all other factors, the Board concluded that the Smith Barney's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SMITH BARNEY FROM ITS RELATIONSHIP WITH THE FUND

The Board considered the investment subadvisory fee that would be charged pursuant to the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement, as well as the fee rates and amounts paid pursuant to the prior and substantially similar agreement that had been in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to Smith Barney under the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement were the same as those payable under the prior subadvisory agreement, which had been reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 1 Agreement and the Smith Barney December 1 Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by Smith Barney from its relationship with the Fund were fair and reasonable.

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ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Smith Barney would receive pursuant to the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement were the same as those Smith Barney received pursuant to the prior agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

The Board considered the extent to which Smith Barney would realize economies of scale as the Fund grows, and whether the fee levels in the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May meeting at which it reapproved the prior agreement and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement, that each of the factors discussed above supported the approval of both agreements.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Indepen-

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

dent Directors, concluded that it would be appropriate and desirable for Smith Barney to continue to act as a subadviser to the Fund pursuant to the Smith Barney September 28 Agreement and the SmithBarney December 1 Agreement and that the Smith Barney September 28 Agreement and the Smith Barney December 1 Agreement would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved both agreements.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENTS WITH SSGA FM

SSgA Funds Management, Inc. ("SSgA FM") serves as a subadviser to each of the Funds. At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and proposed investment subadvisory agreements with SSgA FM for each of the Funds (the "Proposed SSgA FM Agreements"). The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the Proposed SSgA FM Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Proposed SSgA FM Agreements included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUNDS

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved, and recommended that the investors of each Fund approve, the Proposed SSgA FM Agreements. In approving the Proposed SSgA FM Agreements, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail above in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the Funds. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Proposed SSgA FM Agreements would be in the best interests of the Funds and their investors.

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and SSgA FM. Specifically, the Board was informed that the CitiStreet Transactions would not affect the subadvisers, including SSgA FM, and that the Manager did not expect that the CitiStreet Transactions would affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 and May 12, 2005 meetings (at which time the Board approved the previous agreements). The Board concluded that the CitiStreet Transactions were not likely to affect SSgA FM or SSgA FM's ability to provide subadvisory services to the Funds.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE PROPOSED SSGA FM AGREEMENTS

The Board considered the nature, extent and quality of the services to be provided to the Funds by SSgA FM under the Proposed SSgA FM Agreements and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 and May 12, 2005 meetings, at which it reapproved the prior subadvisory agreements with SSgA FM, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements. The Board considered particularly SSgA FM's representations that the nature, extent and quality of the services to be provided by SSgA FM to the Funds and the resources to be dedicated by SSgA FM to the Funds would not change under the Proposed SSgA FM Agreements, and would in fact be substantially similar to those provided under the subadvisory agreements in place with SSgA FM prior to the change in control of the Manager (the "Prior SSgA FM Agreements"), which the Board had most recently approved at its May 12, 2005 meeting with respect to the Small Company Stock Fund, the Large Company Stock Fund and the Diversified Bond Fund, and at its February 11, 2005 meeting with respect to the International Stock Fund. The Board also noted that the personnel providing subadvisory services to the Funds would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of each of the Funds, including information that compared the performance of the Funds to the performance of the Funds' respective benchmarks. The Board considered that in conjunction with its February 11, 2005 and May 12, 2005 meetings, it had reviewed data comparing the investment results of each Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for each Fund in conjunction with each regular Board

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

meeting during the year, and that this information included performance versus one or more selected securities indices and performance against each Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 and May 12, 2005 meetings, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements.

Based on its review and in light of all other factors, the Board concluded that SSgA FM's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SSGA FM FROM ITS RELATIONSHIP WITH THE COMPANY

The Board considered the investment subadvisory fees that would be charged pursuant to the Proposed SSgA FM Agreements, as well as the fee rates and amounts paid pursuant to the Prior SSgA Agreements, which were in effect in 2004. The Board noted that the fees to be paid to SSgA FM under the Proposed SSgA FM Agreements were the same as those payable under the Prior SSgA FM Agreements, which, with respect to the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund, were reapproved by the Board during its February 11, 2005 and May 12, 2005 meetings, and which, with respect to the International Stock Fund, was approved by the Board during its February 11, 2005 meeting. The Board reviewed the conclusions it reached at the meetings, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements. The Board concluded that the costs of the services to be provided and profits to be realized by SSgA FM from its relationship with the Funds were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that SSgA FM would receive pursuant to the Proposed SSgA FM Agreements were the same as those SSgA FM received pursuant to the Prior SSgA FM Agreements, which were reapproved by the Board at its February 11, 2005 and May 12, 2005 meetings. The Board reviewed the conclusions it reached at the meetings and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

ECONOMIES OF SCALE

The Board considered the extent to which SSgA FM would realize economies of scale as the Funds grow, and whether the fee levels in the Proposed SSgA FM Agreements would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 and May 12, 2005 meetings, at which it reapproved the Prior SSgA FM Agreements, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the Proposed SSgA FM Agreements. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Funds to benefit from economies of scale as the Funds grow.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Proposed SSgA FM Agreements, that each of the factors discussed above supported the approval of the Proposed SSgA FM Agreements.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for SSgA FM to continue, after the CitiStreet Transactions, to act as a subadviser to the Funds pursuant to the Proposed SSgA FM Agreements and that the Proposed SSgA FM Agreements would be in the best interests of the Funds and their investors. Accordingly, the Board unanimously approved the Proposed SSgA FM Agreements and recommended their approval by persons having voting rights.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT WITH TCW

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new agreement with TCW, pursuant to which TCW would provide investment subadvisory services to the Small Company Stock Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the new agreement with TCW, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new agreement with TCW included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new agreement with TCW. In approving the new agreement with TCW, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the Small Company Stock Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new agreement with TCW would be in the best interests of the Small Company Stock Fund and its investors.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and TCW. Specifically, the Board was informed that the planned reorganizations would not affect the subadvisers, including TCW, and that the Manager did not expect that the reorganizations would affect the services provided by the subadvisers as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the prior agreement with TCW).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW AGREEMENT WITH TCW

The Board considered the nature, extent and quality of the services to be provided to the Fund by TCW under the new agreement with TCW and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement with TCW, and determined that such conclusions continued to provide

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by TCW to the Fund and the resources to be dedicated by TCW to the Fund would not change under the new agreement with TCW, and would in fact be substantially similar to those provided under the prior agreement with TCW, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Small Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with TCW, it had reviewed data comparing the investment results of the Small Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW.

Based on its review and in light of all other factors, the Board concluded that TCW's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY TCW FROM ITS RELATIONSHIP WITH THE COMPANY

The Board considered the investment subadvisory fees that would be charged pursuant to the new agreement with TCW, as well as the fee rates and amounts paid pursuant to the prior agreement with TCW, which had been in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to TCW under the new agreement were the same as those payable under the prior agreement with TCW, which had been reapproved by the Board during its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW. The Board concluded that

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CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

the costs of the services to be provided and profits to be realized by TCW from its relationship with the Small Company Stock Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that TCW would receive pursuant to the new agreement with TCW were the same as those TCW received pursuant to the prior agreement with TCW, which was reapproved by the Board at its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

The Board considered the extent to which TCW would realize economies of scale as the Fund grows, and whether the fee levels in the new agreement with TCW would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May 12, 2005 meeting, at which it reapproved the prior agreement with TCW, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new agreement with TCW. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund would receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new agreement with TCW, that each of the factors discussed above supported the approval of the new agreement with TCW.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Indepen-

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

dent Directors, concluded that it would be appropriate and desirable for TCW to continue, after the CitiStreet Transactions, to act as a subadviser to the Small Company Stock Fund pursuant to the new agreement with TCW and that the new agreement with TCW would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new agreement with TCW.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT WITH WELLINGTON

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new agreement with Wellington Management, pursuant to which Wellington would provide investment subadvisory services to the Large Company Stock Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the new agreement with Wellington Management, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new agreement with Wellington Management included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new agreement with Wellington Management. In approving the new agreement with Wellington Management, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail above in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the Funds. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new agreement with Wellington Management would be in the best interests of the Large Company Stock Fund and its investors.

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Wellington Management. Specifically, the Board was informed that the planned reorganizations would not affect the subadvisers, including Wellington Management, and that the Manager did not expect that the reorganizations would affect the services provided by the subadvisers as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the prior agreement with Wellington Management).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW AGREEMENT WITH WELLINGTON MANAGEMENT

The Board considered the nature, extent and quality of the services to be provided to the Large Company Stock Fund by Wellington Management under the new agreement with Wellington Management and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement with Wellington Management, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Wellington Management to the Large Company Stock Fund and the resources to be dedicated by Wellington Management to the Fund would not change under the new agreement with Wellington Management, and would in fact be substantially similar to those provided under the prior agreement with Wellington Management, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Large Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Wellington Management, it had reviewed data comparing the investment results of the Large Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management.

Based on its review and in light of all other factors, the Board concluded that Wellington Management's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY WELLINGTON MANAGEMENT FROM ITS RELATIONSHIP WITH THE COMPANY

The Board considered the investment subadvisory fees that would be charged pursuant to the new agreement with Wellington Management, as well as the fee rates and amounts paid pursuant to the prior agreement with Wellington Management, which had been in effect in 2004. The Board noted that the fees to be paid to Wellington Management under the new agreement were the same as those payable under the prior Wellington Management agreement, which had been reapproved by the Board during its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management. The Board concluded that the costs of the services to be provided and profits to be realized by Wellington Management from its relationship with the Large Company Stock Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Wellington Management would receive pursuant to the new agreement were the same as those Wellington Management received pursuant to the prior agreement, which was reapproved by the Board at its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

ECONOMIES OF SCALE

The Board considered that there were no "breakpoints" (i.e., reductions in the percentage fee rate at set levels of net assets) with respect to the investment subadvisory fee paid to Wellington Management either under the prior subadvisory agreement with Wellington Management, which was reapproved by the Board during its annual review at its May 12, 2005 meeting, or under the new agreement. The Board reviewed the conclusions it reached at the May meeting, particularly the conclusion that although there were no breakpoints, the current fee rate under the prior subadvisory agreement with Wellington Management was reasonable given the Large Company Stock Fund's current asset levels. The Board determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new agreement with Wellington Management, that each of the factors discussed above supported the approval of the new agreement with Wellington Management.

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Wellington Management to continue, after the CitiStreet Transactions, to act as a subadviser to the Large Company Stock Fund pursuant to the new agreement with Wellington and that the new agreement with Wellington would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new agreement with Wellington Management.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT WITH WESTERN

At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new agreement with Western, pursuant to which Western would provide investment subadvisory services to the Diversified Bond Fund. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

In considering whether to approve the new agreement with Western, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new agreement with Western included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new agreement with Western. In approving the new agreement with Western, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail above in the "Board Consideration" section pertaining to the Proposed Management Agreement. The Board also considered information regarding how the CitiStreet Transactions would affect the Diversified Bond Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new agreement with Western would be in the best interests of the Diversified Bond Fund and its investors.

In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Western. Specifically, the Board was informed that the planned reorganizations would not affect the subadvisers, including Western, and that the Manager did not expect that the reorganizations would affect the services provided by the subadvisers as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the prior agreement with Western).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW AGREEMENT WITH WESTERN

The Board considered the nature, extent and quality of the services to be provided to the Fund by Western under the new agreement with Western and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement with Western, and determined that such conclusions continued to

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Western to the Fund and the resources to be dedicated by Western to the Fund would not change under the new agreement with Western, and would in fact be substantially similar to those provided under the prior agreement with Western, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

The Board also considered information about the performance of the Diversified Bond Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Western, it had reviewed data comparing the investment results of the Diversified Bond Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information included performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western.

Based on its review and in light of all other factors, the Board concluded that Western's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY WESTERN FROM ITS RELATIONSHIP WITH THE COMPANY

The Board considered the investment subadvisory fees that would be charged pursuant to the new agreement with Western, as well as the fee rates and amounts paid pursuant to the prior agreement with Western, which had been in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to Western under the new agreement were the same as those payable under the prior agreement with Western, which had been reapproved by the Board during its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

which to approve the substantially similar terms of the new agreement with Western. The Board concluded that the costs of the services to be provided and profits to be realized by Western from its relationship with the Diversified Bond Fund were fair and reasonable.

ANCILLARY BENEFITS

The Board considered that the ancillary benefits that Western would receive pursuant to the new agreement with Western were the same as those Western received pursuant to the prior agreement with Western, which was reapproved by the Board at its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

The Board considered the extent to which Western would realize economies of scale as the Fund grows, and whether the fee levels in the new agreement with Western would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May 12, 2005 meeting, at which it reapproved the prior agreement with Western, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new agreement with Western. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new agreement with Western, that each of the factors discussed above supported the approval of the new agreement with Western.

Additional Information
CitiStreet Funds, Inc. / December 31, 2005 (continued) (unaudited)

Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Western to continue, after the CitiStreet Transactions, to act as a subadviser to the Small Company Stock Fund pursuant to the new agreement with Western and that the new agreement with Western would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new agreement with Western.

DIRECTORS AND OFFICERS (UNAUDITED)
The following tables list the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling toll free 1-800-242-7884.

Interested Directors

                                                                                                   NUMBER OF
                                          TERM OF                                                PORTFOLIOS IN
                                         OFFICE AND                                                  FUND
                          POSITION(S)    LENGTH OF             PRINCIPAL OCCUPATION(S)              COMPLEX
                           HELD WITH        TIME                 DURING PAST 5 YEARS              OVERSEEN BY
NAME, ADDRESS, AND AGE        FUND        SERVED**          INCLUDING OTHER DIRECTORSHIPS          DIRECTOR
------------------------  ------------  ------------  -----------------------------------------  -------------
Hugh C. McHaffie*         Director and     Since      Senior Vice President, MetLife (since          Four
Metropolitan Life         Chairman of    September    2000), MetLife Group, Inc. (since 2003);
Insurance Company         the Board       27, 2005    Manager, Chair of the Board of Managers,
501 Boylston Street                                   President and Chief Executive Officer,
Boston, MA 02116                                      MetLife Advisers, since 2003; Chairman of
Age: 47                                               the Board (since 2004) and Director
                                                      (since 2003), Enterprise General
                                                      Insurance Agency, Inc.; Director (since
                                                      2002) and Executive Vice President (since
                                                      2003), First MetLife Investors Insurance
                                                      Company, MetLife Investors Insurance
                                                      Company, MetLife Investors Insurance
                                                      Company of California, MetLife Investors;
                                                      Director (since 2004) and Senior Vice
                                                      President (since 1999), NELICO; Director,
                                                      Cova Corporation (since 2000), General
                                                      American (since 2004), Omega Reinsurance
                                                      Corporation (since 2003); Director (since
                                                      2005), Travelers Asset Management
                                                      International Company LLC, Travelers
                                                      Investment Adviser, Inc.; Director and
                                                      Chairman (since 2005), CitiStreet Funds,
                                                      Inc.; Senior Vice President (since 2005),
                                                      The Travelers Insurance Company, The
                                                      Travelers Life and Annuity Company,
                                                      Citicorp Life Insurance Company, First
                                                      Citicorp Life Insurance Company;
                                                      formerly, Senior Vice President, New
                                                      England Zenith Fund ("Zenith Fund").***

Independent Directors

                                                                                                   NUMBER OF
                                          TERM OF                                                PORTFOLIOS IN
                                         OFFICE AND                                                  FUND
                          POSITION(S)    LENGTH OF             PRINCIPAL OCCUPATION(S)              COMPLEX
                           HELD WITH        TIME                 DURING PAST 5 YEARS              OVERSEEN BY
NAME, ADDRESS, AND AGE        FUND        SERVED**          INCLUDING OTHER DIRECTORSHIPS          DIRECTOR
------------------------  ------------  ------------  -----------------------------------------  -------------
Jane DiRenzo Pigott       Director        12 years    Managing Director, R3 Group LLC and its        Four
c/o CitiStreet                                        predecessors (consulting); prior to
400 Atrium Drive                                      February 2002, Partner and Chairperson of
Somerset, NJ 08873-4172                               the Environmental Law Department, Winston
Age: 48                                               & Strawn (law firm).

John G. Beam, Jr.         Director        12 years    Chairman of the Board, Acordia of              Four
c/o CitiStreet                                        Kentucky, Inc. (insurance).
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 58

Nicholas D. Yatrakis      Director        12 years    Physician in private practice.                 Four
c/o CitiStreet
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 57

Steven I. Weinstein       Director        12 years    Of Counsel to Florio, Perrucci,                Four
c/o CitiStreet                                        Steinhardt & Fader LLC; Executive Vice
400 Atrium Drive                                      President of Peron Development LLC; from
Somerset, NJ 08873-4172                               May 2001 to October 2004, Vice President
Age: 59                                               and Deputy General Counsel, Foster
                                                      Wheeler Ltd.

Ross Jones                Director      Since August  Retired Senior Vice President and Chief        Four
c/o CitiStreet                            17, 2005    Financial Officer of Knight Ridder, Inc.
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 63

Principal Officers who are Not Directors

                                                                                                   NUMBER OF
                                          TERM OF                                                PORTFOLIOS IN
                                         OFFICE AND                                                  FUND
                          POSITION(S)    LENGTH OF             PRINCIPAL OCCUPATION(S)              COMPLEX
                           HELD WITH        TIME                 DURING PAST 5 YEARS              OVERSEEN BY
NAME, ADDRESS, AND AGE        FUND        SERVED**          INCLUDING OTHER DIRECTORSHIPS          DIRECTOR
------------------------  ------------  ------------  -----------------------------------------  -------------
Alan C. Leland            President        Since      Treasurer and Chief Financial Officer,         Four
MetLife Advisers, LLC                   November 18,  MetLife Advisers, LLC; Treasurer, Met
501 Boylston Street                         2005      Investors Advisory, LLC, since 2002; Vice
Boston, MA 02116                                      President, MetLife Group, Inc., since
Age: 54                                               2003; Vice President, MetLife; Senior
                                                      Vice President, NELICO; Assistant
                                                      Treasurer, Travelers Asset Management
                                                      International Company LLC and Travelers
                                                      Investment Adviser, Inc., since 2005.

Peter Duffy               Treasurer        Since      Senior Vice President, MetLife Advisers,       Four
MetLife Advisers, LLC     and Chief     November 18,  since December 1998; Senior Vice
501 Boylston Street       Financial         2005      President; NELICO; Vice President,
Boston, MA 02116          Officer and                 MetLife; Vice President, Travelers Asset
Age: 50                   Chief                       Management International Company LLC and
                          Accounting                  Travelers Investment Adviser, Inc., since
                          Officer                     2005; formerly, Vice President and
                                                      Treasurer, Zenith Fund**.

Thomas M. Lenz            Secretary        Since      General Counsel and Secretary, MetLife         Four
MetLife Advisers, LLC     and Chief     November 18,  Advisers, since 1998; Assistant General
501 Boylston Street       Legal             2005      Counsel, MetLife; formerly, Vice
Boston, MA 02116          Officer                     President and Secretary, Zenith Fund**.
Age: 47

Lori M. Renzulli          CCO             2 years     Vice President and Assistant General           Four
MetLife, Inc.                                         Counsel, Corporate Ethics and Compliance,
400 Atrium Drive                                      MetLife, Inc.
Somerset, NJ 08873-4172
Age: 40

---------------

  * Mr. McHaffie is an interested director because he is an employee of the Company's investment adviser and its affiliates.

 ** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

*** Following its merger into Metropolitan Series Fund, Inc. on May 1, 2003, the
    Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                      [THE
                                 CITISTREET(SM)
                                  FUNDS LOGO]

                                [GLOBE GRAPHIC]

            (C) Copyright 1993-2006 CitiStreet Funds Management LLC

A description of the policies that the CitiStreet Funds, Inc. (the "Company") uses to determine how to vote proxies relating to portfolio securities and information about how the funds of the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2005 is available without charge, upon request, by calling 1-800-242-7884 and on the Securities and Exchange Commission's web-site at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by the prospectus for the CitiStreet Funds for individuals that are not current shareholders of the Funds.

ITEM 2. Code of Ethics

     As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant's principal executive officers and principal financial and accounting officer (the "Code"). The Code was approved by the registrant's board of directors on November 14, 2003. During the period covered by the report, there was no amendment to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3. Audit Committee Financial Expert

     The registrant's Board of Directors has determined that Ross Jones is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Mr. Jones is "independent" under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

(a)-(d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant's principal accountant, KPMG, LLP ("KPMG"). KPMG resigned as the independent public accountant for the Company as of September 12, 2005 because KPMG would not be independent with respect to the Company after the MetLife acquisition of the Manager. The Company's Audit Committee approved the selection of Deloitte as the Company's independent public accountant on September 27, 2005.

                                  2004       2005
                                --------   -------
Audit Fees*          KPMG       $115,000   $77,500
                     Deloitte   $      0   $     0***
Audit-Related Fees   KPMG       $      0   $     0
                     Deloitte   $      0   $     0
Tax Fees**           KPMG       $ 17,000   $12,000
                     Deloitte   $      0   $     0***
All Other Fees       KPMG       $      0   $     0
                     Deloitte   $      0   $     0

* Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.

**   Tax fees include review of the registrant's tax filings.

*** Audit and tax fees for the fiscal year ended December 31, 2005 will be billed 2006.

(e)(1) The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent accountant as required by law; provided, however, that the Chairperson of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre- approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2) No services in 2004 or 2005 were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g) The following chart shows the aggregate non-audit fees billed by KPMG and Deloitte for services rendered to the registrant and rendered to registrant's investment adviser, CitiStreet Funds Management LLC, and any entity controlling, controlled by, or under common control with CitiStreet Funds Management LLC that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                 2004   2005
                 ----   ----
Non-Audit Fees     0      0

(h)  Not applicable.

ITEM 5. Audit Committee of Listed Registrants

     Not applicable.

ITEM 6. Schedule of Investments

     Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

ITEM 9 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

ITEM 10 Submission of Matters to a Vote of Security Holders

     Not applicable.

ITEM 11. Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Exhibits

(a)(1) Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CitiStreet Funds, Inc.


Date: March 1, 2006                     By: /s/ Alan C. Leland
                                            ------------------------------------
                                            Alan C. Leland
                                            President and Chief Executive
                                            Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: March 1, 2006                     By: /s/ Alan C. Leland
                                            ------------------------------------
                                            Alan C. Leland
                                            President and Chief Executive
                                            Officer


Date: March 1, 2006                     By: /s/ Peter H. Duffy
                                            ------------------------------------
                                            Peter H. Duffy
                                            Treasurer and Chief
                                            Financial and Accounting Officer

                                  EXHIBIT LIST

(a)(1) Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.